UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate Box:
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Preliminary Proxy Statement

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Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AeroCentury Corp.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction applies:

Common Stock, $0.001 per share

2)
Aggregate number of securities to which transaction applies:

129,286 shares of AeroCentury common stock

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

The aggregate consideration under the Merger Agreement (as defined in the attached proxy statement) will be payable in the form of up to 129,286 shares of AeroCentury common stock plus $3,500,000 in cash, subject to a possible adjustment to such amount of cash as set forth in the Merger Agreement. It is not possible at the time of this filing to determine the value of this possible adjustment, or whether this possible adjustment would be positive or negative in value. Solely for purposes of calculating the filing fee, the proposed maximum aggregate value of the transaction assumes that no such adjustment to the purchase price will be required. The Merger Agreement ascribes a value of  $17.79 per share of AeroCentury common stock to be issued. Solely for purposes of calculating the filing fee, the maximum aggregate value was determined based upon the sum of  (i) the product of  (x) $17.79 and (y) 129,286, and (ii) $3,500,000. The fee was determined by multiplying $0.0001245 by the product calculated in the preceding sentence and rounding upward to the nearest $1,000.

4)
Proposed maximum aggregate value of transaction:

$5,800,000

5)
Total Fee Paid:

$722.10

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

2)
Form, Schedule or Registration Statement No.:

3)
Filing Party:

4)
Date Filed:

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [           ], 2018
[           ], 2018
Dear AeroCentury Stockholder:
You are cordially invited to attend a special meeting of stockholders of AeroCentury Corp. (“AeroCentury”). The meeting will be held at 10 a.m. Pacific Daylight Time on [           ], 2018 at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.
The purpose of the special meeting is to approve the issuance of up to 129,286 shares of AeroCentury common stock (the “AeroCentury Stock Consideration”) in connection with our acquisition of JetFleet Holding Corp. (“JetFleet”), which will be effected through a merger (the “Merger”) of a wholly-owned subsidiary of AeroCentury with and into JetFleet, with JetFleet becoming a wholly-owned subsidiary of AeroCentury. This special meeting is separate from AeroCentury’s 2018 Annual Meeting of Stockholders which was held on May 3, 2018.
AeroCentury’s board of directors has approved the acquisition of JetFleet (the “JetFleet Acquisition”), the Merger and the transactions related to it, including the issuance of the AeroCentury Stock Consideration. AeroCentury’s stockholders are not required to approve the issuance of the AeroCentury Stock Consideration, the JetFleet Acquisition or the Merger under the Delaware General Corporation Law or under the Merger Agreement. JetFleet’s shareholders have previously approved the Merger in accordance with the California General Corporation Law.
However, because the AeroCentury shares that comprise the AeroCentury Stock Consideration will exceed 5% of the number of shares of AeroCentury’s common stock outstanding prior to the JetFleet Acquisition and because an individual director, officer and significant shareholder of AeroCentury has a greater than 5% interest in JetFleet and in the consideration to be paid in the JetFleet Acquisition, the applicable listing qualification rules of the NYSE American exchange on which AeroCentury’s common stock is traded provide that the AeroCentury Stock Consideration cannot be issued in connection with the JetFleet Acquisition without AeroCentury stockholder approval.
ACCORDINGLY, STOCKHOLDER APPROVAL OF THIS SHARE ISSUANCE IS IMPORTANT FOR US TO BE ABLE TO COMPLETE THE JETFLEET ACQUISITION.
With this letter, we are including the notice of the AeroCentury special meeting, the proxy statement and a proxy card.
The AeroCentury board of directors believes the proposals described in the proxy statement relating to the JetFleet Acquisition are in the best interests of AeroCentury and its stockholders and accordingly, recommends that you vote “FOR” the proposals set forth in the enclosed proxy statement.
Your vote is important. Whether or not you plan to attend the special meeting, we hope you will vote as soon as possible so that your shares are represented. We urge you to complete, sign and date your proxy card and promptly return it in the postage-paid envelope provided. This will not prevent you from voting in person, but will ensure that your vote is counted if you cannot attend. Thank you for your ongoing support of and continued interest in AeroCentury Corp.

If you have any questions, require assistance with voting, or need additional copies of proxy materials or proxy cards, please contact:
1290 Avenue of the Americas, 9th Floor,
New York, NY 10104
(888) 607-9252 (Toll Free)
Via Email: AeroCentury@georgeson.com
Sincerely,
Michael G. Magnusson
President
The accompanying proxy statement is dated [           ], 2018 and is first being mailed on or about [           ], 2018 to AeroCentury’s stockholders of record as of the close of business on [           ], 2018.
PLEASE NOTE THAT THIS SPECIAL MEETING IS SEPARATE FROM AEROCENTURY’S 2018 ANNUAL MEETING OF STOCKHOLDERS WHICH WAS HELD ON MAY 3, 2018.
ANY PROXY CARD YOU RETURNED OR OTHER PROXY INSTRUCTIONS GIVEN WITH RESPECT TO THE 2018 ANNUAL MEETING WILL NOT BE USED IN CONNECTION WITH THIS SPECIAL MEETING. IN ORDER TO VOTE ON THIS PROPOSAL ON THE ISSUANCE OF SHARES, YOU MUST SUBMIT THE ENCLOSED PROXY CARD, OR ATTEND THIS SPECIAL [           , 2018] MEETING, AS DESCRIBED BELOW.

Notice of Special Meeting OF STOCKHOLDERS
To be Held on [           ], 2018
You are hereby notified that a special meeting of stockholders of AeroCentury Corp., a Delaware corporation (“AeroCentury”) will be convened at 10 a.m. Pacific Daylight Time on [           ], 2018 at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010 (the “Special Meeting”), in order to consider and vote upon the following proposals:
1.
Share Issuance Proposal:   To approve the issuance of up to 129,286 shares of AeroCentury common stock (the “AeroCentury Stock Consideration”) in connection with AeroCentury’s acquisition (the “JetFleet Acquisition”) of JetFleet Holding Corp. (“JetFleet”); and

2.
Adjournment Proposal:   To permit AeroCentury to adjourn the Special Meeting, if necessary or advisable, for further solicitation of proxies if there are not sufficient votes at the originally scheduled date and time of the Special Meeting to approve the other proposal(s) to be submitted for a vote at the Special Meeting.

Only stockholders of record at the close of business on [           ], 2018 (the record date for the Special Meeting), are entitled to notice of the meeting and an opportunity to vote. Each stockholder is entitled to one vote for each share of AeroCentury common stock held on the record date. A quorum comprising the holders of the majority of the issued and outstanding shares of AeroCentury common stock on the record date, excluding shares held by AeroCentury as treasury stock, must be present or represented by proxy for the transaction of business at the Special Meeting.
We are asking that you provide AeroCentury’s board of directors with your vote prior to the meeting by completing and returning the enclosed proxy card as soon as possible. Additionally, we hope that you can attend the meeting in person. If you submit your proxy and later wish to change your vote, you may do so either by submitting a new proxy or by voting in person at the meeting. If you cannot attend the meeting and vote in person, please submit a proxy as soon as possible so that your shares can be voted as you instruct. Please submit your proxy in accordance with the specific instructions set forth on the enclosed proxy card.
Please refer to the questions and answers section commencing on page 5 of the accompanying proxy statement, the section of the proxy statement entitled “Summary of the Transaction” beginning on page 1, and the instructions on the proxy card.
Michael G. Magnusson
President
[           ], 2018
IMPORTANT NOTE:   We are soliciting your vote to approve the issuance of the AeroCentury Stock Consideration in connection with JetFleet Acquisition as further described in the accompanying proxy statement. Under the rules of the NYSE American exchange, we must obtain the approval of the holders of a majority of AeroCentury’s common stock voting at the Special Meeting prior to issuing the AeroCentury Stock Consideration. However, the Delaware General Corporation Law (the “DGCL”) and the Merger Agreement governing the JetFleet Acquisition do not require the approval of AeroCentury’s stockholders to the JetFleet Acquisition, the Merger or the Merger Agreement, and we are not seeking your approval of the JetFleet Acquisition, the Merger or the Merger Agreement or soliciting your proxy for that purpose.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR AEROCENTURY’S SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [           ], 2018:
This proxy statement, as well as AeroCentury’s annual and periodic reports, are available on AeroCentury’s website at http://www.aerocentury.com/corporate_highlights.php. In accordance with SEC rules, our proxy materials posted on this website do not contain any cookies or other tracking features. The SEC maintains a website located at www.sec.gov that also contains this information. The information on AeroCentury’s website and the Commission’s website are not part of this proxy statement.

Preliminary Proxy Statement — Subject To Completion — Dated [           ], 2018
AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, California 94010
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

[           ], 2018
The enclosed proxy is solicited by and on behalf of the Board for use at the Special Meeting to be held on [           ], 2018, at 10:00 a.m., Pacific Daylight Time, at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010 and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders. The enclosed proxy is first being mailed on or about [           ], 2018 to AeroCentury stockholders of record as of the close of business on [           ], 2018.

i

SUMMARY OF MATERIAL TERMS OF THE JETFLEET ACQUISITION,
INCLUDING THE ISSUANCE OF THE AEROCENTURY STOCK CONSIDERATION
Important Note:   This section and various other portions of this proxy statement contain summaries of the JetFleet Acquisition, the Merger Agreement (as defined hereinafter) governing the JetFleet Acquisition and the issuance of the AeroCentury Stock Consideration contemplated by the Merger Agreement. These summaries are not complete, and they may omit information that you might consider important. You should read the Merger Agreement, which is attached in Annex A to this proxy statement, for a complete understanding of the actual terms of that agreement. Likewise, the descriptions of these provisions in this proxy statement do not modify, limit or qualify the terms or conditions of the Merger Agreement.
Parties
AeroCentury:   AeroCentury Corp. (“AeroCentury”) is an airline leasing and financing services company founded in 1997 and headquartered in Burlingame, California. AeroCentury serves customers worldwide and is principally engaged in regional aircraft leasing. As of March 31, 2018, AeroCentury had total assets of  $4,793,100 in cash, and $221,394,800 in non-cash assets.
Shares of AeroCentury’s common stock are traded on the NYSE American exchange under the symbol “ACY.”
JetFleet:   JetFleet Holding Corp. (“JetFleet”), is a California corporation founded in 1994 that does business in the aircraft leasing and finance industry. JetFleet primarily serves as a holding company, the only subsidiary of which is JetFleet Management Corp. (“JMC”). JMC manages the regional aircraft lease portfolio for AeroCentury, pursuant to a management agreement which was amended and restated in August 2015. As of March 31, 2018, JetFleet had assets of  $8,877,300.
Shares of JetFleet are privately held by approximately 60 shareholders of record as of April 27, 2018 and there is no established public trading market for such shares.
Structure
At the closing of the JetFleet Acquisition, JetFleet will merge (the “Merger”) with and into Falcon Landing, Inc., a California corporation (the “Merger Sub”) and wholly-owned subsidiary of AeroCentury, with JetFleet being the surviving corporation and becoming a wholly-owned subsidiary of AeroCentury, pursuant to an Agreement and Plan of Merger dated as of October 26, 2017 (the “Merger Agreement”). See “The JetFleet Acquisition — General Description.” It is intended that the Merger will not qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, and JetFleet shareholders who are U.S. persons may therefore recognize gain or loss upon consummation of the Merger.
Merger Consideration
Upon consummation of the Merger, each share of JetFleet common stock will be canceled and will represent only the right to receive the Merger Consideration (defined below). The “Merger Consideration” will be up to 129,286 shares of AeroCentury common stock (the “AeroCentury Stock Consideration”) and $3,500,000 in cash, subject to positive or negative adjustment for certain items pursuant to the Merger Agreement.
Required Vote
JetFleet Approvals:   The approval of the Merger Agreement and the Merger requires the affirmative vote of the holders of a majority of the shares of JetFleet common stock outstanding and entitled to vote upon the proposal. The Merger Agreement also requires that, as a condition to closing, the Merger Agreement be approved by the holders of at least a majority of the shares of outstanding JetFleet common stock not beneficially owned by any officers or directors of AeroCentury or any affiliate thereof. On March 14, 2018, the requisite majority of JetFleet shareholders so approved the Merger Agreement.
AeroCentury Approvals:   A vote of AeroCentury’s stockholders is not required for the approval of the JetFleet Acquisition, the Merger Agreement or the Merger under the Delaware General Corporation Law or the Merger Agreement. However, the NYSE American exchange listing qualification rules require the approval of the holders of a majority of AeroCentury’s common stock voting on the matter prior to the issuance of shares if any individual director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 5% or more. The issuance of the AeroCentury Stock Consideration in connection with the JetFleet Acquisition will result in an increase of about 9% of AeroCentury’s common stock, and Toni M. Perazzo, a principal stockholder, officer and director of AeroCentury and JetFleet holds more than a 5% interest in JetFleet shares. Thus AeroCentury cannot issue the AeroCentury Stock Consideration in the JetFleet Acquisition and comply with the listing qualification rules of the NYSE American exchange without obtaining the approval of the issuance of the AeroCentury Stock Consideration by holders of a majority of the shares of AeroCentury common stock voting on the proposal at the AeroCentury special meeting. The record date for determining AeroCentury shares entitled to notice of the AeroCentury special meeting, (the “Special Meeting”) and to vote upon the proposals considered there, is [           ], 2018.
In the event there are not sufficient votes for a quorum, or to approve any matter being presented at the time of the special meeting, the special meeting may be adjourned to permit the further solicitation of proxies.
Effect of the Merger on AeroCentury
Shareholders
Holders of AeroCentury common stock will continue to hold their existing shares following the effective time of the Merger. However, upon completion of the Merger, current holders of AeroCentury common stock will experience dilution of their equity and voting power. The shares of AeroCentury Common Stock to be distributed to JetFleet shareholders will equal approximately 8.3% of AeroCentury’s post-Merger outstanding common stock.
Resales of AeroCentury Common Stock
Shares of AeroCentury common stock comprising part of the Merger Consideration will be issued under an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) set forth in Securities Act Section 3(a)(10), and are expected to be listed for inclusion on the NYSE American exchange. Such shares, when held by persons who are not affiliates of AeroCentury, may be resold without registration under the Securities Act.

Anticipated Closing
The JetFleet Acquisition is expected to close shortly after the receipt of the requisite approval AeroCentury’s stockholders at the Special Meeting and the satisfaction or waiver of other conditions to closing set forth in the Merger Agreement. Assuming the Special Meeting results in the approval of the issuance of the AeroCentury Stock Consideration, we expect the closing of the JetFleet Acquisition to occur late in the second quarter of 2018.
Representations and Warranties
Each party to the Merger Agreement has made customary representations and warranties to the other party in order to induce the respective parties to enter into and perform their obligations under the Merger Agreement. You should not construe the representations and warranties described below, and contained in the Merger Agreement, to constitute assertions of fact upon which you may rely in making an investment decision. The representations and warranties are subject to limitations, qualifications, exceptions and exclusions agreed to by the parties, and certain of the representations and warranties are established solely or primarily to allocate risk between the parties. As such, they do not, and are not intended to, give rise to private remedies or serve as a basis for a shareholder’s reliance in making an investment decision. The representations and warranties are briefly described in “The JetFleet Acquisition — the Merger Agreement — Representations and Warranties,” beginning at page 57, and are set forth in Articles 3 and 4 of the Merger Agreement.
Pre-Closing Covenants
The Merger Agreement contains certain affirmative covenants requiring either or both parties to take specified actions during the period between signing and closing, and certain negative covenants prohibiting or restricting one or both parties from taking specified actions during that period. The parties believe that those covenants, which are set forth in Article 5 of the Merger Agreement, are appropriate and are customary for a transaction of this type. See “JetFleet Acquisition — the Merger Agreement — Pre-Closing Covenants of the Parties” beginning on page 60.
Closing Conditions
The closing of the Merger is conditioned upon, among other things:
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the continuing accuracy of each party’s representations and warranties;

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the receipt of JetFleet shareholder approval;

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the issuance of the Permit by the California Commissioner of the California Department of Business Oversight;

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the receipt of all required regulatory approvals;

•
the compliance by each party with its covenants as set forth in the Merger Agreement;

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there being no injunction from any governmental entity; and

•
each party having complied with certain operating restrictions.

See “JetFleet Acquisition — the Merger Agreement — Conditions to the Merger” beginning at page 61 below, and Article 6 of the Merger Agreement.

Termination
The Merger Agreement contains customary termination provisions, including the ability of the parties to terminate by mutual agreement (whether or not the stockholder approvals have been obtained), the ability of one party to terminate because of a breach by the other party, the ability of either party to terminate if the Merger is not consummated by May 26, 2018, the ability of JetFleet to terminate if it is unable to obtain the requisite shareholder approval, the ability of AeroCentury to terminate if the number of dissenting JetFleet shares represents more than 7.5% of the number of outstanding shares, and the ability of AeroCentury to terminate within 10 days following delivery of any supplemental disclosure schedule submitted by JetFleet.
Additionally, each party may obtain injunctive relief to prevent a breach or wrongful termination of the Merger Agreement.
See “JetFleet Acquisition — the Merger Agreement — Termination of the Merger Agreement” beginning on page 65.
Dissenters’ Rights
No appraisal or dissenters’ rights are available to AeroCentury stockholders. Dissenters’ rights are available to the shareholders of JetFleet under Chapter 13 of the California Corporations Code.
Interests of JetFleet’s Directors and Executive Officers in the Merger
JetFleet’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of JetFleet shareholders generally. These include:
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executive officers of AeroCentury are also executive officers of JetFleet and its subsidiaries;

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JetFleet is a principal shareholder of AeroCentury;

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JetFleet’s President and Chairperson, Toni M. Perazzo, is a major beneficial owner of JetFleet shares and beneficially owns a significant portion of AeroCentury’s common stock; and

•
provisions in the Merger Agreement relating to directors’ and officers’ insurance for directors and officers of JetFleet for events occurring before the Merger.

JetFleet’s board of directors was aware of these interests and took them into account in approving the Merger. See “JetFleet Acquisition — Interests of JetFleet’s Directors and Executive Officers in the JetFleet Acquisition” beginning on page 51.

QUESTIONS AND ANSWERS ABOUT THE JETFLEET ACQUISITION, THE ISSUANCE OF THE AEROCENTURY STOCK CONSIDERATION AND THE SPECIAL MEETING
The following questions and answers address briefly some questions you may have regarding the proposed JetFleet Acquisition, the issuance of the AeroCentury Stock Consideration in connection with the JetFleet Acquisition, and the Special Meeting. These questions and answers may not address all questions that may be important to you as a holder of shares of AeroCentury common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. We sometimes make reference to AeroCentury, Corp. in this proxy statement by using the terms “AeroCentury,” “we,” “our” or “us.”
Why am I receiving this proxy statement?
On October 26, 2017, AeroCentury, JetFleet, the Merger Sub and Fortis Advisors LLC (“Fortis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which AeroCentury agreed to acquire JetFleet by merging Merger Sub with and into JetFleet, such that JetFleet will be the surviving corporation in the Merger and will continue as a wholly-owned subsidiary of AeroCentury (the “Merger”). The AeroCentury board of directors (the “Board”) has approved the acquisition of JetFleet (the “JetFleet Acquisition”) and the Merger, including the issuance of up to 129,286 shares of AeroCentury common stock to JetFleet shareholders (the “AeroCentury Stock Consideration”) as part of the consideration for the Merger. The Board is furnishing this proxy statement in connection with the solicitation of proxies to be voted at the Special Meeting, or at any adjournments or postponements of the Special Meeting to be held on [           ], 2018 at AeroCentury’s offices (the “Special Meeting”) in Burlingame, California, at which AeroCentury’s stockholders will be asked to vote to approve the issuance of the AeroCentury Stock Consideration.
Who are the parties to the Merger?
AeroCentury
AeroCentury is a Delaware corporation whose common stock is publicly traded on the NYSE American exchange under the symbol “ACY.” AeroCentury currently has approximately 1,300 shareholders of record.
AeroCentury is an established lessor of 50 to 100 passenger regional aircraft. AeroCentury’s business model is to carefully expand its portfolio of leased aircraft to achieve earnings growth while maintaining a manageable level of investment risk. AeroCentury’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. AeroCentury’s phone number is (650) 340-1888.
Audited financial statements of AeroCentury for the year ended December 31, 2017 and unaudited financial statements for the quarter ended March 31, 2018 are incorporated by reference to AeroCentury’s annual report on Form 10-K filed with the Commission on March 8, 2018, and AeroCentury’s quarterly report on Form 10-Q filed with the Commission on May 15, 2018, respectively. For additional information on AeroCentury, please visit the website of the Commission at www.sec.gov to view AeroCentury’s annual and periodic reports and other securities law filings. The information found at the Commission’s website is not a part of this Proxy Statement.
Merger Sub
Falcon Landing, Inc. (“Merger Sub”) is a direct, wholly-owned subsidiary, of AeroCentury, incorporated in California solely for the purpose of entering into the Merger Agreement and completing the Merger, and has not carried on any activities to date, other than activities incidental to its formation or undertaken in connection with the Merger. Merger Sub’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. Merger Sub’s phone number is (650) 340-1888.
JetFleet
JetFleet is a holding company, the principal operating subsidiary of which is JetFleet Management Corp. (“JMC”). JMC manages the regional aircraft lease portfolio for AeroCentury pursuant to a management agreement (the “Management Agreement”). Toni M. Perazzo, the President of JMC and JetFleet, is also Chief Financial Officer and Chair of the Board, and she holds significant beneficial ownership positions in both AeroCentury and JetFleet. The other officers of JetFleet also hold officer positions with AeroCentury.
JetFleet was formed as a California corporation in January 1994. JetFleet’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. JetFleet’s phone number is (650) 340-1880. JetFleet currently has approximately 60 shareholders of record.
JetFleet’s wholly owned subsidiary JMC is a significant holder of AeroCentury common stock, holding 214,876 shares of AeroCentury common stock, which shares will be distributed by JetFleet to JetFleet shareholders immediately prior to consummation of the Merger (the “Closing”) in the form of a dividend (the “Pre-Closing Stock Dividend”), provided that AeroCentury may grant a waiver permitting the Pre-Closing Stock Dividend to be paid after the Closing. In addition to the Pre-Closing Stock Dividend, JetFleet may pay a pre-closing cash dividend (the “Pre-Closing Cash Dividend” and, together with the Pre-Closing Stock Dividend, the “Pre-Closing Dividends”), which is expected to be equal to all of JetFleet’s cash on hand other than a reserve for unpaid taxes and such cash that is required for JetFleet to have sufficient remaining working capital to operate in the ordinary course and satisfy its other obligations.
Audited financial statements of JetFleet for the years ended December 31, 2016 and 2017 are contained on pages F-2 to F-29 of this proxy statement. Unaudited financial statements of JetFleet for the year ended December 31, 2015 are contained on pages F-42 to F-54 of this proxy statement. Unaudited financial statements of JetFleet for the quarter ended March 31, 2018 are contained on pages F-30 to F-41 of this proxy statement. These financial statements include financial statements for the most recent fiscal year and fiscal quarter, and for the the two prior fiscal years which were provided to JetFleet shareholders.
Shareholder Representative
Under the Merger Agreement, upon approval of the Merger by JetFleet’s shareholders, the JetFleet shareholders were deemed to have appointed Fortis as the “Shareholder Representative.” Fortis is a party to the Merger Agreement solely in its capacity as the Shareholder Representative. The Shareholder Representative is appointed for the purpose of making of any and all decisions required or permitted relating to rights and obligations of JetFleet shareholders pursuant to the Merger Agreement, including the negotiation and settlement of indemnification claims as described in Article 8 of the Merger Agreement. The Shareholder Representative will take direction from the Shareholder Advisory Board, which consists of Toni M. Perazzo, a principal shareholder, officer and director of JetFleet and AeroCentury, and Hurdle H. Lee III, a member of the JetFleet board of directors (the “JetFleet Board”) who is not affiliated with AeroCentury.
What are the proposals on which I am being asked to vote?
You are being asked to vote on the following proposals (and the Board recommends that you vote “FOR”):
Proposal 1 (the “Share Issuance Proposal”):   AeroCentury stockholders are being asked to vote upon a proposal to approve the issuance of up to 129,286 shares of AeroCentury common stock to JetFleet shareholders in connection with the JetFleet Acquisition. This proposal requires the affirmative vote of the holders of a majority of the shares of AeroCentury’s outstanding common stock voting on the Share Issuance Proposal. The approval of AeroCentury’s stockholders is not required for approval of the Merger Agreement or the Merger under the Delaware General Corporation Law (“DGCL”) or the Merger Agreement. However, because AeroCentury is listed on the NYSE American exchange, AeroCentury must comply with all applicable listing qualification rules set forth by the exchange. Because the shares expected to comprise the AeroCentury Stock Consideration will exceed 5% of the number of shares of AeroCentury’s common stock outstanding prior to the transaction, and because an individual director, officer and significant beneficial owner of AeroCentury, Toni M. Perazzo, has a greater than 5% interest in company to be acquired and in AeroCentury, AeroCentury stockholder approval of the issuance of the AeroCentury Stock Consideration is required under such exchange listing qualification rules.

Assuming the presence of a quorum at the Special Meeting, abstentions and broker non-votes will have no effect upon the matters submitted for a vote of the AeroCentury stockholders. The Board recommends AeroCentury stockholders vote their shares “FOR” the authorization of the AeroCentury Stock Consideration.
Proposal 2: (the “Adjournment Proposal”):   To approve a proposal to permit AeroCentury to adjourn the Special Meeting, if necessary or advisable, for further solicitation of proxies if there are not sufficient votes at the originally scheduled date and time of the Special Meeting to approve the other proposal(s) to be submitted for a vote at the Special Meeting. The Board recommends AeroCentury stockholders vote their shares “FOR” this proposal.
All outstanding shares of AeroCentury common stock will be entitled to vote on Share Issuance Proposal and Adjournment Proposal.
What is the total possible Merger Consideration?
The aggregate potential amount of consideration (the “Merger Consideration”) to be paid by AeroCentury in exchange for all of the outstanding shares of JetFleet common stock will consist of $3,500,000 in cash (the “Aggregate Base Cash Consideration”) and up to 129,286 shares of AeroCentury common stock, subject to positive or negative adjustment for certain items at the closing of the Merger (the “Closing”). The adjustment will be based upon (a) cash and equivalents of JetFleet at Closing, if any (i.e. after payment of the Pre-Closing Cash Dividend), (b) indebtedness for borrowed money (including capital lease obligations) of JetFleet, if any, (c) any remaining unpaid third-party expenses of JetFleet incurred in connection with the Merger and related transactions, including accounting and legal fees rendered to JetFleet, if any, (d) unpaid amounts owed to directors, employees and independent contractors of JetFleet that are payable as a result of the Merger and related transactions (if any), (e) the difference between the amount of JetFleet’s non-cash working capital on the date of Closing and an agreed-upon baseline level of non-cash working capital, and (f) unpaid taxes of JetFleet. Any adjustments will be first applied against the cash portion of the Merger Consideration.
The Merger Consideration will be allocated to those JetFleet shareholders who do not exercise dissenter’s rights under the California Corporations Code (such non-dissenting JetFleet shareholders, the “Converting Shareholders”), as summarized in the section below entitled “The JetFleet Acquisition — The Merger Agreement — Merger Consideration.” A portion of the Merger Consideration is subject to an escrow as partial security for the Converting Shareholders’ indemnification obligations, as further discussed in the section below “The JetFleet Acquisition — The Merger Agreement — Indemnification and Escrow.”
Though not part of the Merger Consideration to be paid by AeroCentury to the JetFleet shareholders, the Merger Agreement requires that JetFleet distribute, prior to the Closing, all 214,876 shares of AeroCentury common stock held by JMC to the JetFleet shareholders in the Pre-Closing Stock Dividend and permits JetFleet to distribute a portion of JetFleet’s cash on hand to the JetFleet shareholders in the Pre-Closing Cash Dividend. Although the amount of the Pre-Closing Cash Dividend, if any, is at the sole discretion of JetFleet, it is expected that the Pre-Closing Cash Dividend will consist of substantially all of JetFleet’s cash on hand other than a reserve for unpaid taxes and such cash that is required for JetFleet to have sufficient remaining working capital to operate in the ordinary course and satisfy its other obligations. Thus, if the Merger is consummated, JetFleet shareholders will receive their pro-rata share of the 214,876 shares of AeroCentury common stock currently held by JetFleet, and any such Pre-Closing Cash Dividend prior to or promptly after the Closing.
How was the amount of Merger Consideration determined?
The Merger Consideration, consisting of  $3,500,000 in cash and 129,286 shares of AeroCentury common stock, was determined based upon negotiated valuations of each of JetFleet and AeroCentury of $5,800,000 and $25,200,000, respectively, reflecting a post-Merger valuation of AeroCentury common stock at $17.79 per share (the “Deemed AeroCentury Per Share Value”). In connection with and in support of these negotiations, Duff  & Phelps, LLC, a financial advisor engaged by AeroCentury (“Duff  & Phelps”), provided a valuation analysis of JetFleet and AeroCentury to the directors of AeroCentury other than Toni M. Perazzo (the “AeroCentury Independent Directors”) and, for information purposes only, to JetFleet.

These negotiated valuations do not necessarily represent the actual fair market values of JetFleet and AeroCentury, or, in the case of AeroCentury, its historical or current publicly traded stock price or the price at which AeroCentury’s shares may trade at any time in the future. JetFleet and AeroCentury believe that, due to high volatility and low float and trading volume of AeroCentury’s common stock, the quoted market price on the NYSE American exchange was not a reliable indicator of the valuation of AeroCentury’s common stock.
JetFleet and AeroCentury agreed that $3,500,000 of the Merger Consideration would be payable in cash and $2,300,000 (the remainder of the $5,800,000 agreed-upon value) would be payable in the form of 129,286 shares of AeroCentury common stock valued at the Deemed AeroCentury Per Share Value of $17.79.
What will AeroCentury stockholders receive when the Merger occurs?
Consideration for the Merger pursuant to the Merger Agreement will only be paid to the JetFleet shareholders.
What happens to JetFleet shares when the Merger occurs?
Upon consummation of the Merger, all JetFleet shares shall be cancelled and converted into the right to receive the Merger Consideration applicable for such shares, as adjusted pursuant to the Merger Agreement.
Will I have appraisal or dissenter’s rights with respect to the Merger?
No. AeroCentury stockholders will not have appraisal or dissenter’s rights in the Merger. JetFleet shareholders have dissenter’s rights under the Merger Agreement pursuant to Chapter 13 of the California Corporations Code.
Will there be a meeting of JetFleet’s shareholders or will JetFleet’s shareholders otherwise vote on the Merger?
There will be no meeting of JetFleet’s shareholders. Following the distribution of an information statement to JetFleet’s shareholders in February 2018, such shareholders approved the Merger and the Merger Agreement by written consent, including consent of  (i) holders of a majority of JetFleet’s outstanding shares of common stock and (ii) holders of a majority of JetFleet’s outstanding shares of common stock not beneficially owned by Toni M. Perazzo, any other officers or directors of AeroCentury or any affiliate of any of the foregoing persons. No further consent or vote of JetFleet’s shareholders is required to complete the Merger.
Do any of AeroCentury’s directors or executive officers have interests in the Merger that may be different from or in addition to the interests of AeroCentury’s stockholders?
Certain AeroCentury directors and executive officers have interests in the Merger that are different from, or in addition to, those of AeroCentury’s stockholders generally. These interests include:
Toni M. Perazzo is a significant beneficial owner of JetFleet shares and its President and Chair of the JetFleet Board. Ms. Perazzo is also a significant beneficial owner of AeroCentury common stock, a member of Board, and AeroCentury’s Chief Financial Officer. Due to Ms. Perazzo’s beneficial ownership of a portion of JetFleet’s outstanding equity, she will be entitled to receive a corresponding portion of the Merger Consideration and, as a result of such interests, Ms. Perazzo is (or may be deemed to be) an interested party in the Merger. Ms. Perazzo abstained from voting at the JetFleet Board’s meetings at which the Merger and related transactions were discussed or approved. Likewise, the AeroCentury Independent Directors negotiated the terms of the Merger and the Merger Agreement and engaged an independent financial advisor, Duff  & Phelps.
Are the shares of AeroCentury common stock that will be issued pursuant to the Merger being registered with the Securities and Exchange Commission?
No. The shares of AeroCentury common stock that the Converting Shareholders will receive pursuant to the Merger will be issued pursuant to an exemption provided by Section 3(a)(10) of the Securities Act as a result of the Permit applied for and received by AeroCentury from the Commissioner (after completion of a fairness hearing as contemplated by Sections 25121 and 25142 of the California Corporations Code).

Why are the companies proposing to merge?
In 2016, AeroCentury had been exploring capital raising transactions and had potential sources of capital express concern over the management company structure with JetFleet and the resultant relative lack of visibility into the overall profitability of AeroCentury’s leasing company business compared to other leasing companies that had internal (as opposed to third-party) management structures. It became clear that in order to most efficiently raise capital, AeroCentury would have to resolve the issue of third-party management of its business by JetFleet. After much discussion and analysis, the Board determined that the acquisition of JetFleet was in the best interests of AeroCentury and its stockholders.
Who will manage the combined company?
Upon consummation of the JetFleet Acquisition, JetFleet will be a wholly-owned subsidiary of AeroCentury. AeroCentury will manage the combined company. The members of JetFleet’s management team that currently provide management services to AeroCentury pursuant to the management agreement are expected to constitute the management of AeroCentury after the JetFleet Acquisition.
What are the intended federal income tax consequences of the Merger to United States taxpayers?
The Merger is expected to be a taxable event to the JetFleet shareholders. JetFleet shareholders generally would recognize the full amount of gains and losses, as applicable, realized on the exchange of their JetFleet shares in the Merger. There are not expected to be any tax consequences of the JetFleet Acquisition or Merger to the AeroCentury stockholders.
Who will pay for AeroCentury’s and JetFleet’s Merger expenses?
Each party to the Merger Agreement will pay for its own expenses related to the Merger and the Merger Agreement.
Are there risks associated with the JetFleet Acquisition or the Merger?
Yes. The material risks associated with the JetFleet Acquisition and the Merger that are known to us are discussed in the section entitled “Risk Factors” beginning on page 13 of this proxy statement.
Did AeroCentury’s Board receive a fairness opinion with respect to the Merger?
Yes. At the October 25, 2017 meeting of the AeroCentury Independent Directors, Duff  & Phelps delivered to the AeroCentury Independent Directors a written presentation and its oral opinion, which was subsequently confirmed in writing on October 26, 2017, that as of the date of the written opinion and based upon and subject to the assumptions, limitations and qualifications contained in the written opinion (which included an assumption that there will not be any adjustments to the Merger Consideration), the Merger Consideration to be paid by AeroCentury for the acquisition of the common stock of JetFleet pursuant to the Merger Agreement was fair, from a financial point of view, to AeroCentury. The AeroCentury Independent Directors considered, among other things, the Duff  & Phelps’ valuation and financial analysis and its oral opinion, the rationale and key terms of the proposed Merger as set forth in the draft Merger Agreement, and the potential risks related to the proposed Merger. After discussion, the AeroCentury Independent Directors unanimously approved the JetFleet Acquisition and the Merger. Immediately following the meeting of the AeroCentury Independent Directors, a special meeting of the Board was held for the purpose of considering the JetFleet Acquisition and the Merger. After discussion, the Board, with Ms. Perazzo abstaining, approved the execution of the Merger Agreement in accordance with DGCL, adopted a resolution declaring that the JetFleet Acquisition and the Merger were advisable and fair to and in the best interests of AeroCentury and its stockholders, and approved the Merger Agreement, the JetFleet Acquisition, the Merger and the related transactions, including the AeroCentury Stock Consideration.
Will there be any change to the Board or the executive officers of AeroCentury resulting from the Merger?
No changes to the Board or executive officers of AeroCentury are expected to occur as a result of the Merger.

Will there be a Fairness Hearing before the California Department of Business Oversight?
The California Commissioner of the California Department of Business Oversight, Division of Finance and Corporate Securities (the “California Commissioner”) convened a hearing on February 22, 2018 (the “Fairness Hearing”). The purpose of the Fairness Hearing was to seek approval of a plan to register, pursuant to Sections 25121 and 25142 of the California Corporations Code, the shares of AeroCentury common stock that are to be issued as Merger Consideration. At the Fairness Hearing, AeroCentury and JetFleet sought a registration permit to be issued by the California Commissioner (such determination, the “Permit”) based upon her determination that the plan to issue AeroCentury common stock as part of the Merger Consideration pursuant to the Merger Agreement was fair, just and equitable. Representatives of AeroCentury and JetFleet presented evidence in support of such determination at the Fairness Hearing, and on February 22, 2018, the California Commissioner issued a Permit to AeroCentury for such AeroCentury Stock Consideration.
When and where is the Special Meeting?
The Special Meeting will be held at 10 a.m. Pacific Daylight Time on [           ], 2018 at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.
How do I vote?
You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf “FOR” the proposals specified in this proxy statement.
How may I revoke or change my vote?
You have the right to revoke your proxy any time before the Special Meeting by notifying AeroCentury’s General Counsel of your revocation or returning a later-dated proxy. The last vote received chronologically will supersede any prior vote. You may also revoke your proxy by voting in person at the Special Meeting. Attendance at the Special Meeting, without voting at the Special Meeting, will not in and of itself serve as a revocation of your proxy. You may provide written notice that you would like to revoke your consent to: AeroCentury Corp., Attention: General Counsel, 1440 Chapin Avenue, Suite 310, Burlingame CA 94010.
If my shares of common stock are held in “street name” by my broker or other nominee, will my broker or other nominee vote my shares for me?
Your broker will vote your shares of AeroCentury common stock with respect to the proposals set forth in the accompanying notice to stockholders only if you provide instructions on how to vote by completing and returning a proxy card or instruction form provided to you by your broker. If you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to the proposals set forth in the notice to stockholders.
If your shares are held in street name, you will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or a letter from the record holder of your shares is an example of proof of ownership. If you want to vote shares held in street name in person at the Special Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
What does it mean if I receive more than one proxy?
It means that you hold shares of AeroCentury common stock in multiple accounts. Please complete and return all proxies to ensure that all of your shares of AeroCentury common stock are voted in accordance with your instructions.
What happens if I fail to submit a proxy or vote in person at the Special Meeting, abstain from voting or fail to give voting instructions to my broker or other nominee if I hold my shares of common stock in “street name”?
If you fail to submit a proxy card by mail, vote in person at the Special Meeting or give voting instructions to your broker or other nominee, your shares of AeroCentury common stock will not be counted as present for purposes of determining the existence of a quorum. Abstentions will be counted as present for purposes of determining the existence of a quorum. The failure to submit a proxy or voting instruction and abstentions will have the following effects on each of the proposals:
Share Issuance Proposal:   A stockholder’s failure to submit a proxy card or to vote in person at the Special Meeting, an abstention from voting, or the failure of a stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have the same effect as a vote “AGAINST” the Share Issuance Proposal.
Adjournment Proposal:   A stockholder’s failure to submit a proxy card or to vote in person at the Special Meeting, an abstention from voting, or the failure of such stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have no effect on the Adjournment Proposal, assuming a quorum of shares of AeroCentury common stock is present or represented at the Special Meeting.
What constitutes a “quorum”?
A “quorum” refers to the number of shares that must be represented at a meeting in order to lawfully conduct business. A majority of the outstanding common stock entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Without a quorum, no business may be transacted at the Special Meeting. All shares of AeroCentury common stock held by stockholders that are present in person or represented by proxy and entitled to vote at the Special Meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum. However, whether or not a quorum exists, a majority of the voting power of those present at the Special Meeting may adjourn the Special Meeting to another date, time and place.
Who is paying for the costs of this proxy solicitation?
AeroCentury pays the costs of soliciting proxies. Upon request, AeroCentury will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.
When do you expect the Merger to be completed?
AeroCentury and JetFleet are working to complete the Merger as quickly as possible. AeroCentury expects the Merger to be completed before the end of the second quarter of 2018 or shortly thereafter. See “The JetFleet Acquisition — The JetFleet Acquisition — Conditions to the Merger.”
Who may attend the Special Meeting?
For the Special Meeting, only the shareholders of record of AeroCentury, the duly appointed proxy holders of such shareholders of record, and other invitees of the Board or management of AeroCentury may attend the Special Meeting.
What happens if additional matters are presented at the Special Meeting?
If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at either meeting.
Where can I find the results of the Special Meeting?
We intend to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “Commission”) within four (4) business days after the Special Meeting.

What happens if the Share Issuance Proposal is not approved?
If the Share Issuance Proposal is not approved, AeroCentury cannot issue the AeroCentury Stock Consideration in the JetFleet Acquisition without violating the listing qualification rules of the NYSE American exchange. Although the approval of the Share Issuance Proposal by AeroCentury’s stockholders is not a condition to the completion of the Merger, the failure of AeroCentury’s stockholders to approve the Share Issuance Approval would likely result in AeroCentury and JetFleet deciding to terminate the Merger Agreement and abandoning the current terms of the JetFleet Acquisition.
Where can I find additional information about the JetFleet Acquisition, the Merger and the Special Meeting?
This proxy statement includes important information about the issuance of the AeroCentury Stock Consideration, the JetFleet Acquisition, the Merger and the Special Meeting. In addition, copies of certain reports and statements that AeroCentury has previously filed with the Commission may be obtained by any shareholder without charge by making a request through our “Investor Relations” website at http://www.aerocentury.com/corporate_highlights.php or by written request addressed to: AeroCentury Corp., 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, Attention: Corporate Secretary.
Who can help answer my questions?
AeroCentury stockholders should call Georgeson, Inc., AeroCentury’s proxy solicitor, toll-free at (888) 607-9252, with any questions about the JetFleet Acquisition, the Merger or the Special Meeting, or to obtain additional copies of proxy materials or proxy cards.
What do I need to do now?
After carefully reading and considering the information contained in this proxy statement, please fill out and sign the proxy card, and then mail your completed and signed proxy card in the enclosed prepaid envelope as soon as possible so that your shares of common stock may be voted at the Special Meeting. Your proxy card will instruct the persons identified as your proxy to vote your shares at the Special Meeting as directed by you. If you hold your shares through a broker or other nominee, you should follow the instructions provided by your broker or other nominee when instructing them on how to vote your shares. The Special Meeting will take place at 10 a.m. Pacific Daylight Time on [           ], 2018 at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. See “The Special Meeting of AeroCentury Stockholders.”
You may also obtain additional information about AeroCentury from the documents AeroCentury files with the Commission, or by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 77.
AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, California, 94010
If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

RISK FACTORS
Any decision by the AeroCentury stockholders to approve the issuance of the AeroCentury Stock Consideration in connection with the JetFleet Acquisition involves risk. AeroCentury stockholders should therefore carefully consider each of the following risks and all of the other information contained or incorporated by reference in this proxy statement, including the matters addressed in the section entitled “Cautionary Statement on Forward-Looking Statements” on page 18, before deciding how to vote your shares of Common Stock at the Special Meeting. We have also disclosed a number of material risks facing AeroCentury under Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2017, which is incorporated herein by reference. If any of the risks described below or in the documents incorporated by reference into this proxy statement actually materialize, the business, financial condition, results of operations, prospects or stock price of AeroCentury could be materially and adversely affected. When used in this section, the terms “you,” “your” and similar terms mean the AeroCentury stockholders. This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed.
The risks described below are not the only risks that we will face following the completion of the JetFleet Acquisition. Additional risks and uncertainties not currently known to us may also materially and adversely affect the business operations and financial condition or the price of AeroCentury common stock following completion of the JetFleet Acquisition.
Risks Related to the JetFleet Acquisition
If the JetFleet Acquisition is not consummated, in order to eliminate the AeroCentury/JetFleet management fee structure, AeroCentury may have to pay a substantial termination payment it would have otherwise not have been compelled to pay.
Under current provisions of the AeroCentury Management Agreement, which has a term expiring in 2025, if AeroCentury desired to terminate the Management Agreement without JetFleet’s consent, AeroCentury would be required to make a termination payment to JetFleet. The purpose of the termination payment was to provide JetFleet, in the event of an early termination of the Management Agreement, funds to enable JetFleet to continue operations while it sought replacement customers for its aircraft portfolio management services. Were AeroCentury to terminate the Management Agreement at this time rather than acquire JetFleet by the JetFleet Acquisition, the termination payment that AeroCentury would be required to pay JetFleet would be approximately $18 million, which is greater than the total consideration that is expected to be received by JetFleet shareholders in the JetFleet Acquisition. Alternatively, AeroCentury may continue under the current Management Agreement until the expiration of the term in 2025, and then seek to develop an internal management system or a new third-party management company. Any delay in resolving the issue of third-party management of AeroCentury’s business could, however, impede AeroCentury’s ability to efficiently raise capital.
By acquiring JetFleet, AeroCentury’s management will become internalized.
After the consummation of the JetFleet Acquisition, JetFleet will become a wholly-owned subsidiary of AeroCentury and sole responsibility for management of the combined company will fall upon its management. AeroCentury will be solely in control and responsible for retention of current JetFleet employees and all personnel decisions at JetFleet. If AeroCentury is dissatisfied with management services following consummation of the Merger, AeroCentury would have to address the shortcomings internally, and if they cannot be resolved with the existing management and personnel, AeroCentury may be required to reorganize its management structure and replace personnel or seek new third party management services, either of which could result in AeroCentury incurring significant expense and use of resources.
There is no assurance that the Deemed AeroCentury Per-Share Value of  $17.79 of AeroCentury common stock to be paid to JetFleet shareholders in the JetFleet Acquisition will be the value of a share of AeroCentury common stock at the time of the consummation of the JetFleet Acquisition.
The number of shares of AeroCentury common stock to be paid to JetFleet shareholders was determined using the Deemed AeroCentury Per Share Value of  $17.79. This amount was based on a negotiated valuation of AeroCentury common stock, with input from the financial advisor to the

AeroCentury Independent Directors and was not based on the quoted closing price of the AeroCentury common stock on the NYSE American exchange on the date of the Merger Agreement or any other date. The Deemed AeroCentury Per Share Value is fixed in the Merger Agreement and will not be adjusted for any change in market price as quoted on the NYSE American exchange. There is no assurance that, at the time the shares of AeroCentury common stock are paid to JetFleet shareholders in the JetFleet Acquisition that the value of AeroCentury common stock on the NYSE American exchange will be equal to or less than the Deemed AeroCentury Per Share Value. For instance, the value of the shares already tradable on the NYSE American exchange could be higher than the Deemed AeroCentury Per-Share Value, so that the AeroCentury Stock Consideration could be deemed to have been issued at a discount.
For GAAP purposes, all or a portion of the Merger Consideration and certain other costs may be treated as a non-recurring expense in the period in which the JetFleet Acquisition is consummated, which could affect AeroCentury’s common stock market price and compliance with the AeroCentury Credit Facility (as defined at page 61) covenants.
Because of the contractual management company relationship between AeroCentury and JetFleet in existence at the time of the JetFleet Acquisition, all or a portion of the consideration paid by AeroCentury is likely to be treated as a settlement loss expense under GAAP. The impact of this expense is demonstrated in the unaudited pro forma condensed combined balance sheet as of December 31, 2017 on page F-57. Furthermore, certain costs incurred by AeroCentury in connection with the JetFleet Acquisition will also be expensed before and after the period in which the JetFleet Acquisition is consummated and will further depress earnings for those periods. The effect of such expenses on AeroCentury’s earnings may have an adverse impact on AeroCentury’s stock price in the period immediately following the JetFleet Acquisition.
The consent of AeroCentury’s Credit Facility lenders to the JetFleet Acquisition has been received and AeroCentury has obtained waivers of certain financial covenants for the periods after the JetFleet Acquisition that are affected by the non-recurring Merger expenses and settlement loss that AeroCentury will incur. However, there is no assurance that AeroCentury modifications or waivers from the AeroCentury Credit Facility will be sufficient to keep AeroCentury in compliance with its financial covenants in periods after the JetFleet Acquisition.
Following consummation of the Merger, AeroCentury will assume all expenses previously covered under Management Agreement, rather than paying a third party management fee.
Under the Management Agreement, AeroCentury pays a management fee to JetFleet based upon the book value of AeroCentury’s aircraft assets, an acquisition fee for each asset purchased by AeroCentury, and a remarketing/re-lease fee for each sale or re-lease transaction entered into with respect to AeroCentury’s aircraft. In return, JetFleet provides AeroCentury with comprehensive management services, under which JetFleet has full responsibility for payment of all employee salaries and benefits, outside technical services, worldwide travel needed to promote AeroCentury’s business, office space, utilities, IT and communications, furniture and fixtures, and other general administrative and overhead costs. Under the Management Agreement, if the fees collected are not enough to cover JetFleet’s expenses in managing AeroCentury’s portfolio, such losses are borne entirely by JetFleet. If the Merger is consummated, then the obligation to pay JetFleet management fees will cease, but the costs previously borne by JetFleet in managing AeroCentury’s assets will be borne by AeroCentury and will not be limited, as was the case when the Management Agreement was in place.
By acquiring JetFleet in a reverse triangular merger, AeroCentury will assume any pre-existing liabilities of JetFleet.
Following consummation of the Merger, JetFleet will become a wholly-owned subsidiary of AeroCentury. To the extent that JetFleet or any of its subsidiaries have liabilities, these will become liabilities of AeroCentury on a consolidated basis. While the Merger Agreement provides for limited indemnification by JetFleet shareholders for certain liabilities of JetFleet or its subsidiaries that arise from pre-Merger occurrences, and AeroCentury has performed due diligence reviews of the liabilities of JetFleet and its subsidiaries, the indemnification is limited to the consideration paid by AeroCentury to JetFleet shareholders.

There can be no assurance that AeroCentury will be able to raise additional capital after consummation of the Merger.
One of the reasons AeroCentury is pursuing the Merger with JetFleet is the recognition that the current Management Agreement structure is an impediment to the ability of AeroCentury to raise additional capital. There is no assurance, however, that if the Merger is consummated, AeroCentury will then be able to locate and consummate a capital-raising transaction with any party, as there are several other considerations, some of which are beyond the control of AeroCentury, that will determine AeroCentury’s ability to consummate such a transaction.
The portion of the Merger Consideration subject to an indemnification escrow may not be adequate to cover post-Closing costs and indemnification obligations.
Pursuant to the Merger Agreement and subject to the limitations set forth in Article 8 of the Merger Agreement, from and after the Closing, each Converting Shareholder will severally but not jointly indemnify and hold harmless AeroCentury, the Merger Sub and JetFleet and their respective officers, directors, agents and employees and each person, if any, who controls or may control AeroCentury within the meaning of the Securities Act (each, an “Indemnified Person”) from and against any and all losses, liabilities, damages, fees, taxes, interest, costs and expenses, including reasonable costs of investigation and defense and reasonable fees and expenses of counsel, experts and other professionals, directly or indirectly, whether or not due to a third-party claim, to the extent arising from certain claims arising from a breach of any JetFleet’s representations and warranties made in the Merger Agreement. At the Closing, AeroCentury will withhold from the payment and issuance of the Merger Consideration to the Converting Shareholders, and will deposit a portion of the Merger Consideration (cash and AeroCentury common stock) into the escrow account established to hold the portion of cash and shares set aside for indemnification purposes (as defined below) (the “Escrow Fund”) with Continental Stock Transfer & Trust Company (the “Escrow Agent”). The cash and AeroCentury common stock remaining in the Escrow Fund on December 15, 2018 will be distributed to the Converting Shareholders, subject to amounts held in reserve in accordance with the Merger Agreement for indemnification claims made and unsatisfied as of such date, if any. The amounts held in reserve may not be adequate to satisfy all indemnification claims, especially if such claims result from fraud, an intentional misrepresentation or an intentional breach of the Merger Agreement. In that case, AeroCentury may need to pursue additional remedies to seek such indemnification amounts, and as a result may incur additional costs in order to pursue such remedies. Note that only certain indemnification obligations of the Converting Shareholders are limited to recovery from the Escrow Fund. See the section below entitled “The JetFleet Acquisition — The Merger Agreement — Indemnification and Escrow” for more information.
The portion of the Merger Consideration payable in connection with the JetFleet Acquisition subject to holdback for post-Closing adjustments to the Merger Consideration may not be adequate.
$175,000 of the Merger Consideration (the “Holdback Amount”) will be deposited into the account designed to hold the Holdback Amount (the “Holdback Account”) at the Closing to cover certain post-Closing adjustments to the Merger Consideration based on differences between certain adjustments to the Merger Consideration estimated at closing and the actual amount of such adjustment as determined after the Closing. Any cash remaining in the Holdback Account will be released promptly to the Converting Shareholders following a post-Closing Merger Consideration adjustment process. In the event the amount deposited in the Holdback Account is not adequate to cover all post-Closing adjustments, AeroCentury may need to seek additional remedies. There can be no assurance that AeroCentury would be able to recover the full amount or any of such shortfall in the amount of Holdback Account available to cover any such adjustments.
A Converting Shareholder’s obligation to indemnify AeroCentury may in certain circumstances exceed such Converting Shareholder’s pro rata share of the Holdback Account.
Any indemnification claim could result in a reduction in the amount of cash and AeroCentury common stock held in the Escrow Fund. However, certain indemnification obligations contained in the Merger Agreement are not limited to recovery from the Escrow Fund, and in some circumstances, may be equal to the amount of after-tax consideration that a Converting Shareholder receives in the JetFleet

Acquisition. In the event the Converting Shareholder’s indemnification obligations exceed such Converting Shareholder’s pro rata share of the Escrow Fund, AeroCentury may need to, at its own expense, pursue additional remedies against individual Converting Shareholders. See the section below entitled “The JetFleet Acquisition — The Merger Agreement — Indemnification and Escrow” for additional information. There can be no assurance that AeroCentury would be able recover the full amount or any of such shortfall in the amount of the Escrow Fund available to cover the indemnification obligations of the Converting Shareholders.
The Permit issued by the California Commissioner is not an endorsement of the JetFleet Acquisition, the Merger or the related transactions, nor is it a recommendation as to the merits and risks of an investment in the AeroCentury common stock or a recommendation of how AeroCentury’s stockholders should vote.
The California Commissioner conducted a Fairness Hearing on February 22, 2018 in accordance with Sections 25121 and 25142 of the California Corporations Code and the regulations adopted thereunder. These laws and regulations govern certain disclosure-based requirements and financial analytics that were, or may have been, applied by the California Commissioner. Although the Permit was issued because the California Commissioner determined that the Merger and the related transactions were “fair, just and equitable,” such determination did not imply a conclusion that the terms of the JetFleet Acquisition were the best that the JetFleet Board could have achieved or that the JetFleet Acquisition was advisable or the best alternative for AeroCentury, that the AeroCentury common stock to be issued as Merger Consideration represented an advisable investment for JetFleet shareholders, or that outcomes other than the JetFleet and the terms and conditions of the Merger described in this proxy statement were not feasible or achievable. AeroCentury stockholders should not presume that the issuance of the Permit constituted a recommendation as to the merits of the AeroCentury Stock Consideration, nor should any particular AeroCentury stockholder presume that the California Commissioner has addressed all factors the stockholder might deem appropriate in deciding how to vote at the Special Meeting.
The fairness opinion received by AeroCentury’s Independent Directors from their financial advisor will not reflect changes in circumstances subsequent to the date of the fairness opinion.
AeroCentury’s Board received a fairness opinion, dated October 25, 2017, from Duff  & Phelps, its financial advisor. This opinion has not been updated as of the date of this document and will not be updated by the later of the acceptance for filing of the Agreement of Merger by the California Secretary of State, or at such later time as provided in the Merger Agreement (the “Effective Time”). Changes in the operations and prospects of AeroCentury or JetFleet, general market and economic conditions and other factors that may be beyond the control of AeroCentury and JetFleet may alter the value of AeroCentury or JetFleet or the prices of shares of AeroCentury common stock or JetFleet shares by the Effective Time. The fairness opinion does not speak as of the time the JetFleet Acquisition is completed or as of any other date other than the date of the opinion. The full text of the fairness opinion is attached as Annex B to this proxy statement. For a description of the opinion, see “The JetFleet Acquisition — Background of and Reasons for the JetFleet Acquisition — Opinion of Duff  & Phelps, LLC.” For a description of the other factors considered by AeroCentury’s Board in determining to approve the JetFleet Acquisition, the Merger and the transactions related thereto, see “The JetFleet Acquisition — Background of and Reasons for the JetFleet Acquisition.”
The unaudited pro forma condensed combined financial statements included in this document are preliminary and the actual financial condition and results of operations after the JetFleet Acquisition may differ materially.
The unaudited pro forma condensed combined financial statements in this document are presented for illustrative purposes only and are not necessarily indicative of what AeroCentury’s actual financial condition or results of operations would have been had the JetFleet Acquisition been completed on the dates indicated. The unaudited pro forma condensed combined financial statements reflect adjustments, which are based upon assumptions and preliminary estimates, to record JetFleet’s identifiable assets and liabilities at fair value. Accordingly, the final acquisition accounting adjustments may differ materially from the pro forma adjustments reflected in this proxy statement. For more information, see “Unaudited Pro Forma Condensed Combined Financial Statements” on pages F-55 through F-63.

Certain of AeroCentury’s directors and executive officers have interests in the JetFleet Acquisition that may differ from the interests of AeroCentury stockholders.
AeroCentury’s stockholders should be aware that some of AeroCentury’s directors and executive officers have interests in the JetFleet Acquisition and have arrangements that differ from, or that are in addition to, those of AeroCentury’s stockholders generally. These interests and arrangements may create potential conflicts of interest. Board was aware of these interests and considered these matters, among others, when deciding whether to approve the JetFleet Acquisition.
These interests include:
•
Toni M. Perazzo is a significant beneficial owner of JetFleet shares and its President and Chair of the JetFleet Board. Ms. Perazzo is also a significant beneficial owner of AeroCentury common stock, a member of AeroCentury’s Board, and AeroCentury’s Chief Financial Officer. Due to Ms. Perazzo’s beneficial ownership of a portion of JetFleet’s outstanding equity, she will be entitled to receive a corresponding portion of the Merger Consideration and, as a result of such interests, Ms. Perazzo is (or may be deemed to be) an interested party in the JetFleet Acquisition, the Merger and the related transactions.

•
Pursuant to the Merger Agreement, AeroCentury will provide insurance for the directors and officers of JetFleet with respect to matters occurring at or prior to the Effective Time of the Merger.

For a more complete description of these interests, see “The JetFleet Acquisition — Interests of Certain AeroCentury Directors and Executive Officers in the JetFleet Acquisition.”
Termination of the JetFleet Acquisition could adversely impact AeroCentury.
If the JetFleet Acquisition is terminated, there may be various consequences. For example, AeroCentury’s or JetFleet’s businesses may have been impacted adversely by the failure to pursue other beneficial opportunities due to the focus of management on the JetFleet Acquisition, without realizing any of the anticipated benefits of completing the JetFleet Acquisition. Each of the parties has incurred substantial costs in connection with the JetFleet Acquisition, including legal and accounting fees, investment banking fees, printing charges and filing fees.
Additionally, if the JetFleet Acquisition is terminated, the market price of AeroCentury’s common stock could decline to the extent that the current market prices reflect a market assumption that the JetFleet Acquisition will be completed.
Holders of AeroCentury common stock will have a reduced ownership and voting interest after the JetFleet Acquisition and will exercise less influence over management.
Holders of AeroCentury common stock currently have the right to vote in the election of the Board and on other matters affecting AeroCentury. It is currently expected that the former shareholders of JetFleet as a group will receive shares in the JetFleet Acquisition constituting approximately 22% of the outstanding shares of AeroCentury common stock immediately after the JetFleet Acquisition, assuming no adjustment is triggered under the Merger Agreement. As a result, current stockholders of AeroCentury as a group will own approximately 78% of the outstanding shares of AeroCentury common stock immediately after the JetFleet Acquisition. Because of this, current AeroCentury stockholders may have less influence than they now have on the management and policies of AeroCentury.
In addition to the risks discussed above concerning the JetFleet Acquisition, and the Merger and related transactions, AeroCentury is subject to risks relating to its business, history and legal and regulatory circumstances that could adversely affect the price of AeroCentury common stock. These are set forth in detail in AeroCentury’s Commission filings, which can be found at the Commission’s EDGAR website at http://www.sec.gov or our “Investor Relations” website at http://www.aerocentury.com/corporate_highlights.php.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS
In connection with the safe harbor established under the Private Securities Litigation Reform Act of 1995, AeroCentury cautions that certain information contained or incorporated by reference in this proxy statement and our other filings with the Commission, in its press releases and in statements made by or with the approval of authorized personnel is forward-looking information that involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Forward-looking statements discuss AeroCentury’s current expectations and projections relating to its financial conditions, results of operations, plans, objectives, future performance and business. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “would,” “can,” “should,” “likely,” “anticipate,” “potential,” “estimate,” “pro forma,” “continue,” “expect,” “project,” “intend,” “seek,” “plan,” “believe,” “target,” “outlook,” “forecast,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements include all statements that do not relate solely to historical or current facts, including statements regarding AeroCentury’s expectations, intentions or strategies and regarding the future. AeroCentury disclaims any intent or obligation to update these forward-looking statements.
Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to:
•
the fact that certain directors and executive officers of AeroCentury and JetFleet may have interests in the JetFleet Acquisition that are different from, or in addition to, the interests of AeroCentury’s shareholders generally;

•
the fact that competition may adversely affect the operations and financial results of AeroCentury and JetFleet and;

•
the fact that AeroCentury’s business may be adversely affected by certain operational risks related to JetFleet following the JetFleet Acquisition, including whether the management and key employees of JetFleet will continue their employment;

•
the fact that assumption of the claims and litigation-related liabilities and risks of JetFleet could have an adverse impact on our business and our financial performance;

•
the risk that the failure to complete the JetFleet Acquisition could adversely impact AeroCentury’s business;

•
the possibility that various closing conditions for the JetFleet Acquisition may not be satisfied or waived;

•
the risks of integration of the business of JetFleet and the possibility that costs or difficulties related to such integration of the business of JetFleet with AeroCentury will be greater than expected;

•
the possibility that the anticipated benefits from the proposed JetFleet Acquisition, including cost savings resulting from removal of the third-party management fee structure, and the expected enhancement of AeroCentury’s ability to raise capital and grow its business by improving the visibility into the overall profitability of AeroCentury’s leasing company business, cannot be fully realized or may take longer to realize than expected;

•
the fact that AeroCentury has and will continue to incur substantial transaction-related costs in connection with the JetFleet Acquisition;

•
the possibility that the amount of the expected pro forma settlement loss to be recognized by AeroCentury as a result of the JetFleet Acquisition could exceed the amount currently estimated by AeroCentury;

•
the fact that the unaudited pro forma combined financial information included in this proxy statement may not be a reliable indicator of AeroCentury’s results of operations or financial condition;

•
the risk of shareholder litigation in connection with the JetFleet Acquisition and any related significant costs of defense, indemnification and liability;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•
the fact that the fairness opinion rendered by Duff  & Phelps, LLC considered factors as of the date of the opinion and does not reflect changes in events or circumstances after the date of its opinion;

•
the fact that the issuance of the shares of AeroCentury common stock to the AeroCentury shareholders will result in dilution to the holders of AeroCentury common stock;

•
the fact that the number of shares of AeroCentury common stock to be issued in connection with the JetFleet Acquisition is not adjustable based on the market price of AeroCentury common stock and, as a result, the Merger Consideration at Closing may have a greater implied value than at the time the Merger Agreement was signed;

•
the possibility that the closing stock price of AeroCentury’s common stock at Closing could exceed the Deemed AeroCentury Per Share Value, in which case the AeroCentury Stock Consideration could be deemed to have been issued at a discount; and

•
the possibility that, pursuant to the terms of the Merger Consideration, there could be a positive adjustment to the amount of the Merger Consideration payable to JetFleet’s shareholders.

For a further discussion of these and other risks, contingencies and uncertainties applicable to AeroCentury and JetFleet, see “Risk Factors” beginning on page 13 of this proxy statement.
All forward-looking statements in this proxy statement are qualified in their entirety by this cautionary statement, and no person undertakes any obligation to update publicly any forward-looking statement for any reason, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date of this proxy statement or, in the case of documents incorporated by reference, the date of those documents.

SPECIAL MEETING OF AEROCENTURY STOCKHOLDERS
General; Date, Time and Place
This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board for use at a Special Meeting of AeroCentury stockholders to be held on [           ], 2018 at 10 a.m. Pacific Daylight Time or at any adjournments or postponements thereof. The Special Meeting will be held at AeroCentury’s office located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. If you need directions to the location of the Special Meeting in order to attend the Special Meeting and vote in person, please contact AeroCentury’s Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.
Purpose of Meeting
The Special Meeting is being held to request that stockholders consider and vote upon the following matters:
1.
Share Issuance Proposal:   a proposal to approve the issuance of up to 129,286 shares of AeroCentury common stock (the “AeroCentury Stock Consideration”) in connection with the JetFleet Acquisition; and

2.
Adjournment Proposal:   a proposal to adjourn the Special Meeting, if necessary or advisable, for further solicitation of proxies if there are not sufficient votes at the originally scheduled date and time of the Special Meeting to approve the other proposal(s) to be submitted for a vote at the Special Meeting.

AeroCentury does not expect a vote to be taken on any other matters at the Special Meeting. If any other matters are properly presented at the Special Meeting for consideration, however, the stockholders or holders of proxies, if properly authorized, will have discretion to vote on these matters in accordance with their best judgment.
Record Date; Voting Information
The “Record Date” for the Special Meeting is [           ], 2018. If you were a stockholder of record of AeroCentury common stock at the close of business on the Record Date, you are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, [           ] shares of AeroCentury common stock were outstanding and entitled to vote. Holders of AeroCentury common stock are entitled to one vote on each matter submitted to the stockholders for each share of AeroCentury common stock held as of the Record Date.
Required Vote
Proposal 1 (the “Share Issuance Proposal”):   the affirmative vote of a majority of the shares of AeroCentury common stock voting on the Share Issuance Proposal must be voted in favor of the Share Issuance Proposal in order to approve Share Issuance Proposal. Any abstentions will be counted as present for determining whether a quorum is present for the conduct of business, and any broker non-votes will not be counted as present. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy or vote in person at the Special Meeting, or fail to instruct your bank or broker how to vote with respect to the JetFleet Acquisition proposal, it will have no effect upon the JetFleet Acquisition proposal, assuming a quorum of shares of AeroCentury common stock is present or represented at the Special Meeting.
Proposal 2 (the “Adjournment Proposal”):   the affirmative vote of a majority of the shares of AeroCentury common stock voting on the Adjournment Proposal must be voted in favor of the Adjournment Proposal in order to approve the Adjournment Proposal. If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy or vote in person at the Special Meeting, or fail to instruct your bank or broker how to vote with respect to the Adjournment Proposal, it will have no effect upon the Adjournment Proposal, assuming a quorum of shares of AeroCentury common stock is present or represented at the Special Meeting.

Quorum
Shares entitled to vote at the Special Meeting may be voted on a proposal at the Special Meeting only if a quorum of those shares exists with respect to that proposal. The presence at the Special Meeting, in person or represented by proxy, of a majority of shares of AeroCentury common stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for purposes of the Share Issuance Proposal or the Adjournment Proposal.
Adjournments or Postponement
If a quorum is not present with respect to any proposal to be voted upon at the Special Meeting, the chair of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, have the power to cause the Special Meeting to be adjourned, including for the purpose of soliciting additional proxies, from time to time, without notice other than announcement at the Special Meeting, until a quorum is present or represented by proxy. At an adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted which might have been transacted at the Special Meeting as originally notified. It is currently anticipated that if a quorum is not present with respect to any matter to be voted upon at the Special Meeting, the chair of the Special Meeting would adjourn the Special Meeting. Additionally, in the Adjournment Proposal, AeroCentury’s stockholders are being asked to approve a proposal that would allow AeroCentury to adjourn the Special Meeting if there are insufficient votes to approve the Share Issuance Proposal at the Special Meeting.
Recommendation of AeroCentury’s Board of Directors
After due consideration, the Board approved the execution of the Merger Agreement, declared that the Merger and the other transactions contemplated by the Merger Agreement were advisable and fair to and in the best interests of AeroCentury and its stockholders, and approved the Merger Agreement, the Merger and the other the transactions contemplated by the Merger Agreement, including the issuance of the AeroCentury Stock Consideration in connection therewith.
For a description of the factors considered by the Board in making its determinations with respect to the Merger Agreement and the JetFleet Acquisition, including the Merger, see the sections in this proxy statement entitled “The JetFleet Acquisition — Reasons for the JetFleet Acquisition” and “The JetFleet Acquisition — Determination and Recommendation of AeroCentury’s Board of Directors.”
The Board recommends that JetFleet shareholders vote “FOR” the Share Issuance Proposal to approve the issuance of the AeroCentury Stock Consideration in connection with the JetFleet Acquisition, and “FOR” the Adjournment Proposal to adjourn the Special Meeting, if necessary or advisable, to solicit additional proxies to approve the other proposals to be submitted for a vote at the Special Meeting.
Voting by AeroCentury’s Directors and Executive Officers
As of the close of business on the Record Date, AeroCentury’s directors and executive officers and certain of their affiliates held, directly or indirectly, 367,539 shares (“Affiliate Shares”) of AeroCentury common stock entitled to vote at the Special Meeting on all matters. 366,554 of these shares are beneficially held by Toni M. Perazzo and 214,876 of these shares are held by JetFleet (the 214,876 shares held by JetFleet are included in the 366,554 shares beneficially owned by JetFleet, since Ms. Perazzo is a director, officer and principal beneficial shareholder of JetFleet). The 367,539 Affiliate Shares represents approximately 25.9% in voting power of the outstanding shares of AeroCentury common stock entitled to be cast at the Special Meeting on all matters. Each of AeroCentury’s directors and executive officers has indicated his or her present intention to vote, or cause to be voted, the shares of AeroCentury common stock owned by him or her, or with respect to which such director or executive officer has voting control, to approve each of the proposals to be considered and voted upon at the Special Meeting. For more information on the conflicts of interest with respect to AeroCentury’s directors and executive officers and certain of their affiliates and related persons, as well as the applicable provision of the DGCL, see “The JetFleet Acquisition — Interests of Certain AeroCentury Directors and Executive Officers in the JetFleet Acquisition.”

How to Submit Your Proxy
A shareholder may submit his, her or its proxy using any of the following methods:
By mail
If you received your Special Meeting materials by mail, you may complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board.
In person at the Special Meeting
All stockholders as of the close of business on the Record Date may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy card designating that person. If you are a beneficial owner of AeroCentury common stock, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Special Meeting.
By granting a proxy or submitting voting instructions
You may vote by granting a proxy or, for shares of AeroCentury common stock held in street name, by submitting voting instructions to your bank, broker or other holder of record.
Voting of Proxies
If you submit your proxy by completing, signing, dating and mailing your proxy card or voting instruction card, your shares will be voted in accordance with your instructions. If you are a stockholder of record and you sign, date and return your proxy card but do not indicate how you want to vote or do not indicate that you wish to abstain, your shares will be voted “FOR” the Share Issuance Proposal to approve the issuance of the AeroCentury Stock Consideration in connection with the JetFleet Acquisition, and “FOR” the Adjournment Proposal to permit AeroCentury to adjourn the Special Meeting, if necessary or advisable, to solicit additional proxies to approve the other proposals to be submitted for a vote at the Special Meeting.
Revoking Your Proxy
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:
•
submit a new proxy by signing and returning another proxy card by mail at a later date so that it is received prior to 11:59 p.m., Eastern Daylight Time, on the night before the Special Meeting;

•
provide written notice of the revocation to AeroCentury’s General Counsel at AeroCentury Corp., 1440 Chapin Avenue, Suite 310, Burlingame, California 94010, Attention: General Counsel, so that it is received prior to 11:59 p.m., Eastern Daylight Time, on the night before the Special Meeting; or

•
attend the Special Meeting and vote in person (attendance itself does not, however, constitute revocation of your proxy).

Attending the Special Meeting
Only stockholders of record, or beneficial owners of AeroCentury common stock, as of the Record Date, may attend the Special Meeting in person. You will need proof of ownership to enter the Special Meeting. Even if you plan to attend the Special Meeting, please submit your proxy.
If your shares are held beneficially in the name of a broker, bank or other holder of record, you must present proof of your ownership of AeroCentury common stock, such as a bank or brokerage account statement, to be admitted to the Special Meeting. Please note that if you plan to attend the Special Meeting in person and would like to vote there, you will need to bring a legal proxy from your broker, bank or other holder of record as explained above. If your shares are held beneficially and you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your ownership of AeroCentury common stock, to:
AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, California 94010
Attention: General Counsel
Shareholders also must present a form of photo identification, such as a driver’s license, in order to be admitted to the Special Meeting. No cameras, recording equipment, large bags or packages will be permitted in the Special Meeting.
Confidential Voting
Proxy instructions, ballots and voting tabulations that identify individual AeroCentury stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within AeroCentury or to third parties, except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation.
Solicitation of Proxies
The cost of soliciting proxies, including expenses in connection with preparing and mailing of this proxy statement, will be borne by AeroCentury. We have engaged Georgeson, Inc. to assist in the solicitation of proxies and provide related advice and informational support for a fee of  $8,000, plus reimbursement of customary disbursements.
Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. AeroCentury will reimburse brokerage firms and other persons representing beneficial owners of AeroCentury common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, electronic facsimile transmission and other electronic means, and personal solicitation by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for such solicitation.
Copies of certain reports and statements that we have previously filed with the Commission may be obtained by any shareholder without charge by making a request through our “Investor Relations” website at http://www.aerocentury.com/corporate_highlights.php or by written request addressed to: AeroCentury’s Investor Relations Department, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010.
Householding of Proxy Materials
Some AeroCentury stockholders who share the same address may receive only one copy of this proxy statement in accordance with a notice delivered from such shareholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the proxy statement, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting AeroCentury’s Investor Relations Department at (650) 340-1888 or by mail to 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.
Assistance
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Georgeson, Inc., AeroCentury’s proxy solicitor, toll free at (888) 607-9252.

PARTIES TO THE MERGER AGREEMENT
The parties to the Merger Agreement are:
AeroCentury Corp. 1440 Chapin Avenue, Suite 310 Burlingame, California 94010	JetFleet Holding Corp. 1440 Chapin Avenue, Suite 310 Burlingame, California 94010
Falcon Landing, Inc. 1440 Chapin Avenue, Suite 310 Burlingame, California 94010	Fortis Advisors LLC* 12526 High Bluff Drive, #280 San Diego, California 92130

*
Fortis is a party to the Merger Agreement solely in its capacity as the Shareholder Representative (as defined in the Merger Agreement).

AeroCentury
AeroCentury is a Delaware corporation whose common stock is publicly traded on the NYSE American exchange under the symbol “ACY.” AeroCentury currently has approximately 1,300 shareholders of record.
AeroCentury is an established lessor of 50 to 100 passenger regional aircraft. AeroCentury’s business model is to carefully expand its portfolio of leased aircraft to achieve earnings growth while maintaining a manageable level of investment risk. AeroCentury’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. AeroCentury’s phone number is (650) 340-1888.
Falcon Landing Inc.
Falcon Landing Inc., or “Merger Sub,” is a direct, wholly owned subsidiary of AeroCentury, incorporated in California solely for the purpose of entering into the Merger Agreement and completing the JetFleet Acquisition, and has not carried on any activities to date, other than activities incidental to its formation or undertaken in connection with the JetFleet Acquisition. Merger Sub’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. Merger Sub’s phone number is (650) 340-1888.
JetFleet
JetFleet is a holding company, the principal operating subsidiary of which is JetFleet Management Corp. (“JMC”). JMC manages the regional aircraft lease portfolio for AeroCentury pursuant to the Management Agreement. Toni M. Perazzo, the President of JMC and JetFleet, is also Chief Financial Officer and a member of the Board of AeroCentury, and she holds significant beneficial ownership positions in both AeroCentury and JetFleet. The other officers of JetFleet also hold officer positions with AeroCentury.
JetFleet was initially formed as a California corporation in January 1994. JetFleet’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. JetFleet’s phone number is (650) 340-1880. JetFleet currently has approximately 60 shareholders of record.
JMC is a significant holder of AeroCentury common stock, holding 214,876 shares of AeroCentury common stock, which shares will be distributed by JetFleet to JetFleet shareholders immediately prior to consummation of the Merger in the form of a dividend (the “Pre-Closing Stock Dividend”), provided that AeroCentury may grant a waiver permitting the Pre-Closing Stock Dividend to be paid after the Closing. In addition to the Pre-Closing Stock Dividend, JetFleet may pay a pre-closing cash dividend (the “Pre-Closing Cash Dividend” and, together with the Pre-Closing Stock Dividend, the “Pre-Closing Dividends”), which is expected to be equal to all of JetFleet’s cash on hand other than a reserve for unpaid taxes and such cash that is required for JetFleet to have sufficient remaining working capital to operate in the ordinary course and satisfy its other obligations.

Fortis Advisors LLC
Under the Merger Agreement, upon approval of the Merger by JetFleet’s shareholders, the JetFleet shareholders were deemed to have appointed Fortis Advisors LLC, or Fortis, as the Shareholder Representative. Fortis is a party to the Merger Agreement solely in its capacity as the Shareholder Representative. The Shareholder Representative is appointed for the purpose making of any and all decisions required or permitted relating to rights and obligations of JetFleet shareholders pursuant to the Merger Agreement, including the negotiation and settlement of indemnification claims as described in Article 8 of the Merger Agreement. The Shareholder Representative will take direction from the Shareholder Advisory Board, which consists of Toni M. Perazzo, a principal shareholder, officer and director of JetFleet and AeroCentury, and Hurdle H. Lee III, a member of the JetFleet Board who is not affiliated with AeroCentury.
Fortis is a Delaware limited liability company and its principal executive offices are located at 12526 High Bluff Drive #280, San Diego, California 92130.

THE JETFLEET ACQUISITION
General Description
On October 26, 2017, AeroCentury agreed to acquire JetFleet pursuant to the Merger Agreement by means of a “reverse-triangular merger” whereby Merger Sub, a wholly owned subsidiary of AeroCentury, will merge with and into JetFleet, with JetFleet continuing as the surviving entity and a wholly-owned subsidiary of AeroCentury. The Merger Consideration will consist of up to 129,286 shares of AeroCentury common stock, par value $0.001 per share (the AeroCentury Stock Consideration), plus $3,500,000 in cash, subject to possible adjustment as set forth in the Merger Agreement.
Corporate Structure Following Completion of the JetFleet Acquisition
Following the completion of the JetFleet Acquisition, JetFleet will be a wholly-owned subsidiary of AeroCentury and JMC will remain a wholly-owned subsidiary of JetFleet.
Background of and Reasons for the JetFleet Acquisition
Background of the JetFleet Acquisition
In 2016, AeroCentury had been exploring capital raising transactions and had potential sources of capital express concern over the management company structure with JetFleet and the resultant relative lack of visibility into the overall profitability of AeroCentury’s leasing business compared to other leasing companies that had internal (as opposed to third-party) management structures. It became clear that in order to most efficiently raise capital, AeroCentury would have to resolve the issue of third-party management of its business by JetFleet.
At the same time, although JetFleet had recently entered into a renewal of its Management Agreement with AeroCentury in 2015, JetFleet was going through an unexpected period of transition upon the death of its founding shareholder, CEO and Chair, Neal D. Crispin, in January 2016, which considerably altered JetFleet’s strategic planning considerations.
Thus, in late 2016, JetFleet and AeroCentury initiated discussions regarding a potential combination of the two companies, unifying the AeroCentury aircraft portfolio with the management infrastructure of JetFleet. Because of the dual roles of JetFleet officers as officers of AeroCentury, and of Ms. Perazzo, in particular as a principal shareholder and member of the board of directors both corporations, the AeroCentury Independent Directors, assisted by AeroCentury’s outside counsel, Morrison & Foerster LLP (“Morrison & Foerster”), represented AeroCentury in the negotiations. JetFleet was represented by Toni Perazzo, in her role as JetFleet President, Christopher Tigno, in his role as JetFleet General Counsel.
At a meeting on November 8, 2016, the Board approved the engagement of a financial advisory and investment banking firm, Duff  & Phelps, to serve as an independent financial advisor to the AeroCentury Independent Directors (consisting, at the time, of Roy E. Hahn, Evan M. Wallach and David P. Wilson) to, among other things, provide financial and valuation analyses and other advice to such independent directors in connection with and in support of the negotiations to be conducted by the independent directors and, if requested, to provide an opinion to the AeroCentury independent directors in connection with the JetFleet Acquisition.
After initial term sheet drafts were traded between the parties in the first and second quarters of 2017, the parties mutually agreed to put merger negotiations on hold, as AeroCentury determined that it would not be feasible to consummate the JetFleet Acquisition on the terms then proposed until later in the fiscal year, due to having to devote financial and manpower resources in the late second and third quarter to large aircraft transactions at AeroCentury.
In August 2017, the negotiations regarding the JetFleet Acquisition resumed, and the current AeroCentury Independent Directors, consisting of Roy E. Hahn, Evan M. Wallach, David P. Wilson, and Karen M. Rogge, who was appointed to the Board on June 1, 2017, requested that Duff  & Phelps provide an updated valuation analysis of AeroCentury and JetFleet. On September 11, 2017, Duff  & Phelps met with the AeroCentury Independent Directors and presented their updated valuation analysis.

On September 19, 2017, AeroCentury presented a revised offer to JetFleet, to which JetFleet responded on September 21, 2017. After several negotiation sessions between counsel for JetFleet and AeroCentury, Morrison & Foerster delivered a draft Merger Agreement to JetFleet on October 4, 2017. Between October 4, 2017 and October 25, 2017, the parties and their counsel negotiated the terms and conditions of the JetFleet Acquisition through a series of phone calls and in person meetings.
On October 25, 2017, the AeroCentury Independent Directors met to consider the proposed JetFleet Acquisition. At the meeting, Duff  & Phelps delivered to the AeroCentury Independent Directors a written presentation and its oral opinion, which was subsequently confirmed in writing on October 26, 2017, that as of the date of the written opinion and based upon and subject to the assumptions, limitations and qualifications contained in the written opinion (which included an assumption that there will not be any adjustments to the Merger Consideration), the Merger Consideration to be paid by AeroCentury for the acquisition of the common stock of JetFleet pursuant to the Merger Agreement was fair, from a financial point of view, to AeroCentury. The AeroCentury Independent Directors considered, among other things, the Duff  & Phelps’ valuation and financial analysis and its oral opinion, the rationale and key terms of the proposed JetFleet Acquisition as set forth in the draft Merger Agreement, and the potential risks related to the proposed JetFleet Acquisition. After discussion, the AeroCentury Independent Directors unanimously approved the JetFleet Acquisition. Immediately following the meeting of the AeroCentury Independent Directors, a special meeting of the Board was held for the purpose of considering the JetFleet Acquisition and the other transactions contemplated by the Merger Agreement. After discussion, the Board, with Ms. Perazzo abstaining, approved the execution of the Merger Agreement in accordance with DGCL, adopted a resolution declaring that the other transactions contemplated by the Merger Agreement was advisable and fair to and in the best interests of AeroCentury and its stockholders, and approved the Merger Agreement, the JetFleet Acquisition and the other the transactions related thereto, including the issuance of shares of AeroCentury common stock in connection therewith.
On October 25, 2017, a special meeting of the JetFleet Board was held for the purpose of approving the JetFleet Merger. All members of the JetFleet Board, including Christopher Hughes, an employee of JetFleet who does not have an ownership interest or executive officer position in AeroCentury, and Hurdle H. Lea, III, a newly appointed director unaffiliated with AeroCentury, were present at the meeting. JetFleet’s outside corporate counsel presented an overview of the key terms of the proposed JetFleet Acquisition as set forth in the draft Merger Agreement and distributed to the JetFleet Board members. Counsel also addressed the risks and potential benefits of pursuing alternative strategic transactions and of continuing to operate as an independent company. Following discussion, the JetFleet Board, with Ms. Perazzo abstaining, concluded and declared that the JetFleet Acquisition and the other transactions contemplated by the Merger Agreement were advisable, fair to, and in the best interests of, JetFleet and the JetFleet shareholders. The JetFleet Board, with Ms. Perazzo abstaining, further approved the execution of the Merger Agreement in accordance with the California Corporations Code, adopted a resolution directing that the adoption of the Merger Agreement and approval of the JetFleet Acquisition, including the Merger, be submitted to the JetFleet shareholders for consideration, and recommended that all of the JetFleet shareholders adopt the Merger Agreement and approve the JetFleet Acquisition, including the Merger.
The Merger Agreement was executed by AeroCentury, JetFleet and the other parties thereto on October 26, 2017, and was publicly announced the next day. The Merger Agreement provides for $3.5 million in cash and 129,286 shares of AeroCentury common stock to be issuable to JetFleet shareholders, subject to adjustment as provided in the Merger Agreement, in return for 100% equity ownership of JetFleet.
On February 22, 2018, the California Department of Business Oversight issued a permit for the issuance by AeroCentury of the AeroCentury Stock Consideration in the Merger after a fairness hearing conducted under California Corporations Code Section 25142.
On February 28, 2018, JetFleet distributed a Confidential Information Statement to its shareholders and solicited such shareholders’ approval of the JetFleet Acquisition. On March 15, 2018, written consent was received from holders of a majority of JetFleet’s outstanding stock, as well as a majority of JetFleet’s outstanding stock not owned by persons affiliated with JetFleet.
After receiving JetFleet shareholder approval for the JetFleet Acquisition, the Company filed a listing application for the shares to be issued in the acquisition. While AeroCentury’s stockholders were not required to approve the issuance of the AeroCentury Stock Consideration, the JetFleet Acquisition or the Merger under the Delaware General Corporation Law or under the Merger Agreement, because the AeroCentury shares that comprise the merger consideration would exceed 5% of the number of shares of AeroCentury’s common stock outstanding prior to the Merger, and because an individual director, officer and significant shareholder of AeroCentury has a greater than 5% interest in JetFleet and in the consideration to be paid in the JetFleet Acquisition, the applicable listing qualification rules of the NYSE American exchange on which AeroCentury’s common stock is traded provide that the AeroCentury Stock Consideration cannot be issued in connection with the JetFleet Acquisition without AeroCentury stockholder approval. For this reason alone, AeroCentury is hereby soliciting the consent of its stockholders to the Merger and JetFleet Acquisition.
Reasons for the JetFleet Acquisition
AeroCentury’s management and the Board believe that the JetFleet Acquisition will increase the long-term profitability of the Company by removing the existing third-party management fee structure under which JetFleet assumed substantially all the operational costs and salaries of management of AeroCentury, and in returned earned a management fee and acquisition fees that, in recent years, have been in excess of the costs assumed by JetFleet. Furthermore, the removal of the management fee structure will enhance AeroCentury’s ability to raise capital and grow its business by improving the visibility into the overall profitability of AeroCentury’s leasing company business
Determination and Recommendation of AeroCentury’s Board of Directors
At a meeting held on October 25, 2017, the Board approved the execution of the Merger Agreement in accordance with the DGCL, adopted a resolution declaring that the JetFleet Acquisition and the other transactions contemplated by the Merger Agreement was advisable and fair to and in the best interests of AeroCentury and its stockholders, and approved the Merger Agreement, the JetFleet Acquisition and the other the transactions contemplated by the Merger Agreement, including the issuance of the AeroCentury Stock Consideration in connection therewith.
In evaluating the Merger Agreement and the JetFleet Acquisition, the AeroCentury Independent Directors and the full Board regularly consulted with Company Management and its outside legal advisor, Morrison & Foerster. In reaching its decision that the JetFleet Acquisition was advisable and fair to and in the best interests of AeroCentury and its stockholders, the Board considered a number of factors, including the following material factors and benefits of the JetFleet Acquisition, which the Board viewed as supporting its decision:
•
JetFleet Operating and Financial Condition.   JetFleet’s business, including its current and historical financial condition and results of operations, including the following:

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strong and stable management team;

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long history with AeroCentury

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familiarity with the JetFleet management team, and the JetFleet management team’s extensive knowledge of AeroCentury’s business

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successful track record of purchasing, leasing and disposing of aircraft

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minimal or no capital expenditure requirements

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Accretion.   The fact that the JetFleet Acquisition is expected to be accretive to the earnings per share of AeroCentury. See “The JetFleet Acquisition — Certain Financial Projections”

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Capital Raising.   The belief that the integration of JetFleet with AeroCentury will enhance AeroCentury’s ability to raise additional debt and equity capital.

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Growth Prospects.   The belief that the JetFleet Acquisition will enable AeroCentury to grow more quickly as a result of AeroCentury’s enhanced ability to raise additional capital, which will enable AeroCentury to purchase a greater amount of assets and to offer more competitive leasing rates for its assets.

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Cost Savings.   The fact that the acquisition of JetFleet will internalize the management and other fees previously paid by AeroCentury to JetFleet, which is expected to reduce AeroCentury’s overall expenses.

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Relative Valuation.   The final negotiated Merger Consideration which was valued by Duff  & Phelps to be in a range between $5.4 million to $6.0 million, as compared to the valuation of JetFleet’s equity estimated by Duff  & Phelps to be in a range of  $6.0 million to $8.3 million.

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Negotiations with JetFleet.   The course of discussions and negotiations between AeroCentury and JetFleet and improvements to the terms of the JetFleet Acquisition in the course of those discussions and negotiations, including with respect to a lower proportion of cash versus stock, certain representations and warranties, indemnification provisions and purchase price adjustments.

•
Negotiations by Independent AeroCentury Directors.   The fact that the negotiations were conducted on behalf of AeroCentury by those directors of AeroCentury that were unaffiliated with Toni M. Perazzo and had no beneficial ownership or other financial interest in JetFleet, and the assistance of an independent financial advisor, Duff  & Phelps.

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Opinion of Duff  & Phelps.   The opinion delivered to the AeroCentury Independent Directors and the Board on September 25, 2017, by Duff  & Phelps that as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications contained in the opinion, the Merger Consideration to be paid by AeroCentury for the common stock of JetFleet in the Merger was fair, from a financial point of view, to AeroCentury, as more fully described below under the caption “The JetFleet Acquisition — Opinion of Duff  & Phelps, LLC.”

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Advisors.   The fact that AeroCentury’s legal advisors were involved throughout the process and negotiations and met with the AeroCentury Independent Directors, which provided the AeroCentury Independent Directors with additional perspectives on the negotiations in addition to those of management.

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Customary Conditions; Specific Enforcement.   The fact that the terms and conditions of the Merger Agreement minimize, to the extent reasonably practicable, the risk that a condition to the JetFleet Acquisition would not be satisfied and AeroCentury’s ability to specifically enforce JetFleet’s obligations, including the obligations to consummate the JetFleet Acquisition, under the Merger Agreement.

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No Regulatory Approvals Required.   Other than the Permit, no regulatory approvals or filings, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, are required to complete the JetFleet Acquisition.

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No Registration Required.   The fact that no registration of the AeroCentury Stock Consideration on Form S-4 would be required as a result of the exemption from registration available under Section 3(a)(10) of the Securities Act and the fairness permit issued by the California Department of Business Oversight following a hearing, which was expected to reduce the costs of completing the JetFleet Acquisition.

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Unanimous Determination.   The fact that the AeroCentury Independent Directors were unanimous in their approval of the JetFleet Acquisition and the Merger Agreement (it being noted that Toni M. Perazzo, the only AeroCentury director that was not an AeroCentury Independent Director, abstained with respect to approving the JetFleet Acquisition and the Merger Agreement);

The AeroCentury Independent Directors and the Board also considered a variety of negative factors and risks in its deliberations concerning the JetFleet Acquisition and the Merger Agreement, including the following:
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Conflicts of Interest.   Toni M. Perazzo, a director and executive officer of AeroCentury, and the other executive officers of AeroCentury, may have interests in the JetFleet Acquisition that are different from, or in addition to, those of AeroCentury’s shareholders, as described under “The JetFleet Acquisition — Interests of Certain AeroCentury Directors and Executive Officers,” beginning on page 51.

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Effect of Failure to Complete the JetFleet Acquisition.   If the JetFleet Acquisition is not consummated, the trading price of AeroCentury’s common stock could be adversely affected, AeroCentury will have incurred significant transaction and opportunity costs attempting to consummate the JetFleet Acquisition, the market’s perceptions of the AeroCentury’s prospects could be adversely affected and AeroCentury’s directors and officers will have expended considerable time and effort to consummate the JetFleet Acquisition in lieu of other more beneficial activity.

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Negative Effect of Acquisition Accounting on 2018 Net Income.   The likelihood that if the JetFleet Acquisition is consummated, AeroCentury will record a settlement loss related to its existing obligations under the Management Agreement with JMC on the closing date of the JetFleet Acquisition in an amount equal to a substantial portion of the Merger Consideration to be paid as part of the JetFleet Acquisition. Although the amount of the loss cannot be ascertained exactly until the JetFleet Acquisition closes, as it depends on several variables, including final adjustments to the agreed Merger Consideration and the quoted market price of AeroCentury common stock on the JetFleet Acquisition closing date, it is expected that such loss will be substantial and could have a negative effect on the trading price of AeroCentury’s common stock.

Because the Board determined that the JetFleet Acquisition and the other transactions contemplated by the Merger Agreement was advisable and fair to and in the best interests of AeroCentury and its stockholders, approved the Merger Agreement, the JetFleet Acquisition and the other the transactions contemplated by the Merger Agreement, including the issuance of the AeroCentury Stock Consideration in connection therewith, and because the issuance of the AeroCentury Stock Consideration requires the approval of AeroCentury’s stockholders under the listing qualification rules of the NYSE American exchange, the Board recommends that AeroCentury stockholders approve the issuance of the AeroCentury Stock Consideration.
Certain Financial Projections
AeroCentury does not as a matter of course make public its financial forecasts, nor does it make long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the review of the JetFleet Acquisition, the combined management of AeroCentury and JetFleet (“Company Management”) prepared certain internal financial projections for AeroCentury’s anticipated future operations (the “AeroCentury Internal Projections”) and provided certain assumptions regarding JetFleet’s future operations which were used by Duff  & Phelps to prepare internal financial projections for JetFleet’s anticipated future operations (the “JetFleet Internal Projections” and, together with the AeroCentury Internal Projections, the “Internal Financial Projections”) and which were provided to the Board and used by Duff  & Phelps in connection with its financial analysis and fairness opinion relating to the JetFleet Acquisition.
AeroCentury is including a subset of these Internal Financial Projections to provide its stockholder access to certain information that was made available to the Board and Duff  & Phelps. However, such Internal Financial Projections are not being included in this proxy statement to influence a stockholder’s decision whether to vote such holder’s shares for the Share Issuance Proposal or otherwise solicit any proxy with respect to any proposal that is the subject of this proxy statement.

The Internal Financial Projections were based on Company Management’s reasonable estimates and good faith judgments as to the financial performance of AeroCentury for the years ended December 31, 2018 through December 31, 2022 and of JetFleet for the years ended December 31, 2018 through December 31, 2025, and included among other things projected estimates of revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow.
The Internal Financial Projections, in general, were prepared solely for internal use and are subjective in many respects and thus subject to interpretation. While presented with numeric specificity, the financial projections are unaudited and reflect numerous judgments, estimates, variables and assumptions with respect to industry performance, general business, economic, regulatory, legal, market and financial conditions, as well as matters specific to AeroCentury’s and JetFleet’s businesses, which are inherently uncertain and many of which are beyond the control of the AeroCentury or JetFleet. The financial projections also reflect assumptions as to certain business decisions which are subject to change. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than estimated. Since the financial projections cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. AeroCentury stockholders are urged to review AeroCentury’s most recent filings with the Commission for a description of risk factors with respect to its business and the sections titled “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” beginning on pages 13 and 18, respectively, of this proxy statement for a description of risk factors with respect to AeroCentury, JetFleet and the JetFleet Acquisition. The financial projections set forth below were provided to Duff  & Phelps for use in connection with its financial analysis and fairness opinion relating to the JetFleet Acquisition.
The Internal Financial Projections set forth below were prepared in September 2017, based solely on information available at that time, and have not been updated. The Internal Financial Projections were not prepared with a view toward public disclosure, and the inclusion of this information should not be regarded as an indication that any of AeroCentury, JetFleet, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, nor should this information be relied on as such. None of the AeroCentury, JetFleet, Duff  & Phelps, or their respective affiliates assumes any responsibility for the accuracy of this information.
The Internal Financial Projections were not prepared with a view toward complying with GAAP, the published guidelines of the Commission regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither AeroCentury’s independent registered public accounting firm, nor any other independent accountants, have audited, compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the financial projections. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the announcement of the JetFleet Acquisition. All amounts are estimated and rounded.
AeroCentury Financial Projections
	Fiscal Years ended December 31 (dollars in thousands)
($ in thousands)	2018	2019	2020	2021	2022
Total Revenue	$33,438	$36,115	$37,860	$37,106	$38,691
EBITDA(1)	$24,837	$27,368	$28,805	$27,829	$29,143
Net Income	$1,516	$2,941	$3,542	$3,727	$4,438
Levered Free Cash Flow(2)	$(752)	$472	$435	$303	$57

(1)
EBITDA, as adjusted, is a prospective financial measure that was not calculated in accordance with GAAP. EBITDA, as adjusted, is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results.

(2)
Levered Free Cash Flow is a prospective financial measure that was not calculated in accordance with GAAP. Levered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results.

JetFleet Financial Projections
	Fiscal Years ended December 31 (dollars in thousands)
($ in thousands)	2018	2019	2020	2021	2022	2023	2024	2025
Total Revenue	$7,288	$7,553	$7,992	$8,433	$8,419	$8,672	$8,932	$6,517
EBITDA(1)	$1,975	$2,036	$2,261	$2,464	$2,202	$2,207	$2,208	$1,562
Net Income	$1,182	$1,218	$1,353	$1,473	$1,316	$1,318	$1,318	$932
Free Cash Flow(2)	$1,177	$1,214	$1,349	$1,470	$1,313	$1,316	$1,316	$931

(1)
EBITDA, as adjusted, is a prospective financial measure that was not calculated in accordance with GAAP. EBITDA, as adjusted, is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results.

(2)
Levered Free Cash Flow is a prospective financial measure that was not calculated in accordance with GAAP. Levered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results.

Opinion of Duff  & Phelps, LLC
The AeroCentury Independent Directors retained Duff  & Phelps, LLC, to serve as their independent financial advisor and to, among other things, provide financial and valuation analyses and other advice to the AeroCentury Independent Directors in connection with and in support of the negotiations conducted by the AeroCentury Independent Directors and, if requested, to provide an opinion to the AeroCentury Independent Directors in connection with the Merger. The AeroCentury Independent Directors retained Duff  & Phelps based on Duff  & Phelps’ qualifications, reputation and experience in providing fairness opinions and its experience in valuing companies. Duff  & Phelps is a premier global valuation and corporate finance advisor that is regularly engaged to provide financial advisory services, including fairness opinions and valuation advice, in connection with mergers and acquisitions, leveraged buyouts, going-private transactions and recapitalization transactions.
On October 25, 2017, Duff  & Phelps delivered to the AeroCentury Independent Directors a written presentation and its oral opinion, which was subsequently confirmed in writing on October 26, 2017 (the “Duff  & Phelps Opinion”), that as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications contained in the Duff  & Phelps Opinion (which included an assumption that there will not be any adjustments to the Merger Consideration), the Merger Consideration to be paid by AeroCentury for the common stock of JetFleet in the Merger was fair, from a financial point of view, to AeroCentury.
The full text of the Duff  & Phelps Opinion, dated October 26, 2017, which sets forth, among other things, certain assumptions made, certain matters considered and the limitations on the review undertaken in connection with the Merger, is attached as Annex B to this proxy statement and is incorporated herein by reference. We urge you to read the Duff  & Phelps Opinion carefully and in its entirety.
The Duff  & Phelps Opinion was provided for the information and assistance of the AeroCentury Independent Directors in connection with its consideration of the Merger and (i) did not address the merits of AeroCentury’s underlying business decision to enter into the Merger versus any alternative strategy or transaction, (ii) did not address any term of the Merger Agreement other than the Merger Consideration to be paid by AeroCentury, (iii) did not address the process through which AeroCentury chose to consider the transaction versus any alternative transaction, (iv) did not address any transaction related to the Merger (other than the Merger Consideration), (v) was not, and is not, a recommendation as to how the AeroCentury Independent Directors, the Board or any stockholder of AeroCentury or JetFleet should vote or act with respect to any matters relating to the transaction, or whether to proceed with the transaction or any related transaction; and (vi) did not indicate that the Merger Consideration to be paid by AeroCentury, pursuant to the Merger Agreement, is the best possibly attainable by AeroCentury under any circumstances; instead, it merely stated whether such consideration is within a range suggested by certain financial analyses.
The Duff  & Phelps Opinion was only one of the factors taken into consideration by the AeroCentury Independent Directors in making its determination with respect to the Merger. The Duff  & Phelps Opinion should not be construed as creating any fiduciary duty on the part of Duff  & Phelps to any party. Duff  & Phelps did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion.
It is important to understand that the Duff  & Phelps Opinion was provided to the AeroCentury Independent Directors, not JetFleet or its board of directors, and addressed the fairness of the consideration from the perspective of AeroCentury, not JetFleet’s shareholders. Thus, the Duff  & Phelps Opinion was not intended to be relied upon by JetFleet Shareholders in deciding on whether to approve the Merger and should not be construed as an opinion or other determination of the fairness of the Merger or the Merger Consideration to JetFleet shareholders.
Duff  & Phelps prepared its opinion as of October 26, 2017. The Duff  & Phelps Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of that date, and Duff  & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of Duff  & Phelps after the date of its opinion.
The issuance of the Duff  & Phelps Opinion was approved by its fairness review committee. Duff  & Phelps acted as financial advisor to the AeroCentury Independent Directors and received a fee for its services. No portion of Duff  & Phelps’ fee was contingent upon either the conclusion expressed in its opinion or whether or not the Merger is successfully consummated. Pursuant to the terms of the engagement, a portion of Duff  & Phelps’ fee was paid upon Duff  & Phelps’ informing the AeroCentury Independent Directors that it was prepared to deliver its opinion. Other than this engagement, during the two years preceding the date of its opinion, Duff  & Phelps had no material relationship with any party to the Merger for which compensation was received or was intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
The information set forth below summarizes the material financial and comparative analyses performed by Duff  & Phelps, but does not purport to be a complete description of the financial analyses performed by Duff  & Phelps or the data considered by it in connection with its opinion. The preparation of a financial opinion involves various subjective determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to particular circumstances. In arriving at its opinion, Duff  & Phelps considered a number of analytical methodologies. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the strengths, weaknesses and applicability of any particular technique. While the conclusions reached in connection with each analysis were considered carefully by Duff  & Phelps in arriving at its opinion, Duff  & Phelps did not consider it practicable to, nor did it attempt to, assign relative weights to the individual analyses and specific factors considered in reaching its opinion. The conclusion reached by Duff  & Phelps was based on all analyses and factors, taken as a whole, and also on application of Duff  & Phelps’ own experience and judgment. This conclusion may involve significant elements of subjective judgment and qualitative analysis. No one method of analysis should be regarded as critical to the overall conclusion. Accordingly, Duff  & Phelps believes that its analyses must be considered as a whole, and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion.

In connection with its opinion, Duff  & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Duff  & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and in similar transactions, in particular. Duff  & Phelps’ procedures, investigations and financial analyses with respect to the preparation of its opinion included, but were not limited to, the following:
1.
Reviewed the following documents:

a.
AeroCentury’s annual reports and audited financial statements on Form 10-K filed with the Commission for the years ended December 31, 2013 through 2016 and AeroCentury’s unaudited interim financial statements for the six months ended June 30, 2017, included in AeroCentury’s Form 10-Q filed with the Commission;

b.
Unaudited internally prepared financial information for AeroCentury for the years ended December 31, 2013 through 2016 and the eight months ended August 31, 2017, which Company Management identified as being the most current financial statements available;

c.
Reviewed financial statements for JetFleet for the years ended December 31, 2013 through 2016 and unaudited internally prepared financial statements for the eight months ended August 31, 2017, which Company Management identified as being the most current financial statements available;

d.
Detailed financial projections for AeroCentury prepared by Company Management for the fiscal years ending December 31, 2017 through 2022;

e.
Detailed financial projections for JetFleet prepared by Company Management for the fiscal years ending December 31, 2017 through 2022;

f.
The Second Amended and Restated Management Agreement dated as of August 17, 2015, by and between AeroCentury and JetFleet Management Corp.;

g.
Documents related to the Merger, including the draft Merger Agreement dated as of October 22, 2017; and

h.
Other internal documents relating to the history, current operations, and probable future outlook of AeroCentury and JetFleet provided to us by Company Management.

2.
Discussed the information referred to above and the background and other elements of the Merger with Company Management;

3.
Reviewed the historical trading price and trading volume of AeroCentury’s common stock, and the publicly traded securities of certain other companies that Duff  & Phelps deemed relevant;

4.
Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff  & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant; and

5.
Conducted such other analyses and considered such other factors as Duff  & Phelps deemed appropriate.

No limits were placed on Duff  & Phelps by AeroCentury or JetFleet in terms of the information to which it had access or on the matters it could consider in rendering its opinion.
In performing its analyses and rendering its opinion with respect to the Merger, Duff  & Phelps, with AeroCentury Independent Director’s consent:
1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company Management, and did not independently verify such information;

2.
Relied upon the fact that the Independent Directors, the Board and the board of directors of JetFleet have been advised by counsel as to all legal matters with respect to the Merger, including whether all procedures required by law to be taken in connection with the Merger have been duly, validly and timely taken;

3.
Assumed that any estimates, evaluations, forecasts and projections furnished to Duff  & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff  & Phelps expresses no opinion with respect to such projections or the underlying assumptions;

4.
Assumed that information supplied and representations made by Company Management are substantially accurate regarding AeroCentury, JetFleet and the Merger;

5.
Assumed that the representations and warranties made in the Merger Agreement are substantially accurate;

6.
Assumed that the final versions of all documents reviewed by Duff  & Phelps in draft form conform in all material respects to the drafts reviewed;

7.
Assumed that there had been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of AeroCentury or JetFleet since the date of the most recent financial statements and other information made available to Duff  & Phelps, and that there is no information or facts that would make the information reviewed by Duff  & Phelps incomplete or misleading;

8.
Assumed that there will be no adjustments to the Merger Consideration;

9.
Assumed that all of the conditions required to implement the Merger will be satisfied and that the Merger will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

10.
Assumed that all governmental, regulatory, third party or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on AeroCentury or JetFleet.

In Duff  & Phelps’ analysis and in connection with the preparation of its opinion, Duff  & Phelps also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Merger. To the extent that any of the foregoing assumptions or any of the facts on which Duff  & Phelps’ opinion is based prove to be untrue in any material respect, its opinion cannot and should not be relied upon.
Duff  & Phelps prepared its opinion as of October 26, 2017. Duff  & Phelps’ opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of that date, and Duff  & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of Duff  & Phelps after the date of its opinion.
In rendering its opinion, Duff  & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the officers, directors, or employees of AeroCentury or JetFleet, or any class of such persons, relative to the consideration to be received by the unaffiliated public stockholders of AeroCentury in the Merger, or with respect to the fairness of any such compensation.
Although these paragraphs include some information in tabular format, those tables are not intended to stand alone and must be read together with the full text of each summary and the limitations and qualifications in the Duff  & Phelps’ opinion.
Merger Consideration Analysis
The Merger Consideration is comprised of  (i) 129,286 newly issued shares of AeroCentury common stock representing the Stock Consideration and (ii) $3,500,000 in cash representing the Cash Consideration. The dollar value of the AeroCentury Stock Consideration was calculated based on the 129,286 newly issued shares of AeroCentury’s common stock multiplied by (i) the closing 30-day average share price of AeroCentury’s common stock on the NYSE Amex exchange as of October 20, 2017 (Historical Stock Trading and Premium Analysis); and (ii) the Duff  & Phelps’ estimate of AeroCentury’s per share value (AeroCentury Valuation Analysis).
Historical Stock Trading Analysis
Because AeroCentury’s common stock is publicly traded, Duff  & Phelps considered the per share value ascribed to it by the public markets. Duff  & Phelps analyzed AeroCentury’s historical stock prices, trading volume, level of institutional ownership and historical valuation multiples. On October 20, 2017, the closing price of AeroCentury’s common stock as reported on the NYSE American exchange was $13.55 per share. Over the 30-day trading period from September 21, 2017 to October 20, 2017, AeroCentury’s common stock traded in a range of  $13.55 to $14.95 per share, with a 30-day average share price of  $14.26. In performing its valuation of the Consideration, Duff  & Phelps considered the reported 30-day trading average of AeroCentury’s common stock as indications of value. Duff  & Phelps observed that AeroCentury’s common stock has limited liquidity, with sporadic trading activity. Based on the limited liquidity in AeroCentury’s common stock, the absence of analyst coverage, and the lack of institutional investor support, Duff  & Phelps observed that AeroCentury’s market price may not necessarily reflect the underlying intrinsic value of AeroCentury and its shares of common stock.
AeroCentury Valuation Analysis
As part of its analysis, Duff  & Phelps’ performed a valuation analysis of AeroCentury using generally accepted valuation methodologies.

Discounted Cash Flow Analysis
Duff  & Phelps performed a discounted cash flow (“DCF”) analysis using the projections prepared by Company Management for fiscal years 2018 through 2022 to derive indications of total equity value. A DCF analysis is designed to provide insight into the intrinsic value of a business based on its projected earnings and capital requirements, as well as the net present value of projected free cash flows. The table below summarizes JetFleet’s historical financial performance as well as financial projections used in the DCF:
	ACY Historical & Projected Financial Performance
	($ in thousands)
	For the Years Ended December 31
	Actual					Estimate	ACY Projections
	2013	2014	2015	2016	LTM	2017	2018	2019	2020	2021	2022
Operating Leases	$18,794	$21,913	$25,467	$24,464	$29,551	$29,081	$30,267	$34,660	$36,818	$36,470	$38,539
Op. Leases as a % of Average NBV	12.7%	12.9%	14.9%	14.1%	15.2%	15.2%	15.2%	15.8%	15.8%	15.0%	15.0%
Maintenance Reserves(1)	$14,910	$3,394	$589	$0	$1,014	$3,366	$0	$0	$0	$0	$0
Net Gain in Disposal of Assets	3,808	3,147	6,791	2,195	167	0	0	0	0	0	0
Net Gain on Sale-Type Finance Leases	0	0	5,179	1,187	1,725	167	1,287	0	0	0	0
Finance Leases	719	252	508	870	870	1,597	1,884	1,456	1,042	637	152
Total Revenue	$38,232	$28,707	$38,534	$28,716	$33,328	$34,211	$33,438	$36,115	$37,860	$37,106	$38,691
Growth		(24.9)%	34.2%	(25.5)%	NA	19.1%	(2.3)%	8.0%	4.8%	(2.0)%	4.3%
Total Fees to JHC(2)	$(5,746)	$(6,063)	$(6,466)	$(6,888)	$(8,225)	$(6,953)	$(7,288)	$(7,553)	$(7,992)	$(8,433)	$(8,419)
Growth	NA	5.5%	6.6%	6.5%	NA	1.0%	4.8%	3.6%	5.8%	5.5%	(0.2)%
Total Operating Expenses	$(25,559)	$(45,952)	$(28,512)	$(26,744)	$(30,595)	$(30,119)	$(31,921)	$(33,174)	$(34,317)	$(33,380)	$(34,253)
Growth	NA	79.8%	(38.0)%	(6.2)%	NA	12.6%	6.0%	3.9%	3.4%	(2.7)%	2.6%
Adjusted EBITDA	$24,469	$13,924	$26,507	$18,514	$23,582	$24,653	$24,837	$27,368	$28,805	$27,829	$29,143
Margin	64.0%	48.5%	68.8%	64.5%	70.8%	72.1%	74.3%	75.8%	76.1%	75.0%	75.3%
Growth	NA	NM	NM	(30.2)%	NA	33.2%	0.7%	10.2%	5.3%	(3.4)%	4.7%
Adjusted Net Income	$8,702	$7,443	$7,720	$3,284	$3,629	$4,803	$1,516	$2,941	$3,542	$3,727	$4,438
Margin	22.8%	25.9%	20.0%	11.4%	10.9%	14.0%	4.5%	8.1%	9.4%	10.0%	11.5%
Growth	NA	(14.5)%	3.7%	(57.5)%	NA	46.2%	(68.4)%	94.0%	20.4%	5.2%	19.1%

(1)
Assumes increase in maintenance reserves is offset by maintenance claims submitted in projection period. AeroCentury changed its method of accounting for non-refundable maintenance reserves and lessor maintenance obligations during the year ended December 31, 2014. These changes were applied retrospectively to all periods presented.

(2)
Includes management fees, acquisition fees and other fees paid to JetFleet per the Management Agreement.

LTM – Latest Twelve Months ended August 31, 2017.
Adjusted EBITDA and Adjusted Net Income figures are adjusted to exclude provision for impairment and bad debt expense.

In its analysis shown in the table below, Duff  & Phelps calculated the projected levered free cash flows of AeroCentury to its equity holders for the fiscal years 2018 through 2022. Due to the fact that taxable income in the projection period would be offset by net operating loss carryforwards (NOLs), no taxes were deducted. All of the assumptions and estimates used to calculate AeroCentury’s levered free cash flows were provided by Company Management.
Duff  & Phelps performed a DCF analysis using levered free cash flows, which were discounted back to present using AeroCentury’s estimated cost of equity. Company Management indicated that AeroCentury does not intend to pay any dividends its shareholders in the foreseeable future, but instead intends to reinvest its free cash flows back into AeroCentury, purchasing new aircraft or paying down its line of credit. Duff  & Phelps noted that AeroCentury’s growth is constrained by its existing line of credit of  $170 million, which expires in May 2019. Duff  & Phelps assumed that the line of credit will be renewed with the same terms throughout the projection period.
	ACY Discounted Cash Flow Analysis
	($ in thousands)
	For the Years Ended December 31
	Estimate	ACY Projections					5-YR CAGR	5-YR Average
	2017E	2018P	2019P	2020P	2021P	2022P
Revenue	$34,211	$33,438	$36,115	$37,860	$37,106	$38,691	3.7%
Growth	19.1%	(2.3)%	8.0%	4.8%	(2.0)%	4.3%		2.6%
EBITDA	$23,943	$24,837	$27,368	$28,805	$27,829	$29,143	4.1%
EBITDA Margin	70.0%	74.3%	75.8%	76.1%	75.0%	75.3%		75.3%
	2018P	2019P	2020P	2021P	2022P
Net Income	$1,516	$2,941	$3,542	$3,727	$4,438
Plus: Depreciation	13,907	15,176	15,905	14,889	15,722
Plus: Cash Sales Proceeds	5,702	6,955	22,111	21,284	7,578
Less: Debt Repayments	(12,801)	(24,498)	(38,713)	(35,500)	(25,000)
Plus: Debt Borrowings	23,150	34,050	34,770	35,350	25,160
Less: Capital Expenditures	(38,000)	(39,000)	(42,000)	(45,000)	(34,000)
Plus: Finance Lease Principal Payments	5,278	7,102	5,465	6,214	6,664
Plus: Other Cash Flow Adjustments	495	(2,254)	(645)	(661)	(505)
Levered Free Cash Flow	$(752)	$472	$435	$303	$57
Equity Value	Low	Mid	High
Price to Book Value (“P/BV”) Multiple(1)	0.95x	1.00x	1.05x
Cost of Equity	15.50%	15.00%	14.50%
Present Value of Terminal Value	$24,543	$26,401	$28,332
PV of Discrete Cash Flow – Annual	198	205	213
Indicated Equity Value Range	$24,700	$26,600	$28,500

	Implied Multiples
Book Value of Equity	$41,461	0.60x	0.64x	0.69x
LTM Net Income	3,629	6.8x	7.3x	7.9x
2017 Net Income	4,803	5.1x	5.5x	5.9x
2018 Net Income	1,516	16.3x	17.5x	18.8x
LTM Revenue(2)	33,328	5.24x	5.29x	5.35x
2017 Revenue(2)	34,211	5.10x	5.16x	5.21x
LTM Adj. EBITDA(2)	23,582	7.4x	7.5x	7.6x
2017 Adj. EBITDA(2)	24,653	7.1x	7.2x	7.2x

(1)
Selected P/BV multiple of 1.00x was based on an analysis of selected public companies.

(2)
Implied multiples are based on total enterprise value, which includes the equity values, plus approximately $149.9 million.

Note:   the valuation date was based on the estimated closing date for the Merger of December 31, 2017.
Duff  & Phelps calculated a terminal value for AeroCentury by capitalizing the projected tangible book value of equity in fiscal 2022 by multiples ranging from 0.95x book value to equity to 1.05x book value to equity based on an analysis of selected public companies and selected merger and acquisition (“M&A”) transactions, as described below.
Duff  & Phelps then discounted the sum of the projected levered free cash flows for fiscal year 2018 through 2022 and the terminal value for AeroCentury by AeroCentury’s estimated cost of equity ranging from 14.5% to 15.5%.
AeroCentury’s estimated cost of equity was based on the Capital Asset Pricing Model using information derived from the companies in the selected public company analysis. The cost of equity reflected the relative risk associated with AeroCentury’s projected levered free cash flows as well as the rates of return that security holders could expect to realize on alternative investment opportunities.
The discounted cash flow analysis resulted in an estimated total equity value ranging from $24.7 million to $28.5 million.
Market Approach
Duff  & Phelps analyzed valuation multiples of selected public companies and selected M&A transactions to apply to AeroCentury’s projected 2022 tangible book value of equity as part of the DCF analysis.
The companies utilized for comparative purposes in the following analysis were not identical to AeroCentury, and the transactions utilized for comparative purposes in the following analysis were not identical to the Merger. Duff  & Phelps does not have access to nonpublic information of any of the companies or transactions used for comparative purposes. Accordingly, a complete valuation analysis of AeroCentury and the Merger cannot rely solely upon a quantitative review of the selected public companies and selected transactions, but involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets and other factors that could affect their value relative to that of AeroCentury and the Merger. Therefore, the selected public companies and selected M&A transactions analysis is subject to these limitations.
Selected Public Companies Analysis
A selected public companies analysis compares a subject company to a group of public companies that investors may consider similar to AeroCentury, and applies valuation multiples to AeroCentury’s financial performance metrics based on the qualitative and quantitative comparison. Comparative factors include, but are not limited to, size, historical and projected growth, profitability margins and volatility in earnings and factors that affect the riskiness of future cash flows.
Duff  & Phelps compared certain financial information of AeroCentury to corresponding data and ratios from publicly traded companies that Duff  & Phelps deemed relevant to its analysis. For purposes of its analysis, Duff  & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected publicly traded companies. Duff  & Phelps included the following eight companies in the selected public companies analysis based on their relative similarity, primarily in terms of industry and operations to those of AeroCentury:
• ALAFCO Aviation Lease and Finance • Avation PLC • DP Aircraft I Limited • AerCap Holdings N.V.	• Air Lease Corporation • FLY Leasing Limited • Willis Lease Finance Corporation • Aircastle Limited

In selecting multiples, Duff  & Phelps reviewed the selected public companies, taken as a group. Duff  & Phelps noted that AeroCentury is significantly smaller in size relative to the selected public companies, generally weaker profitability and weaker returns on equity and assets, as illustrated in the table below. Duff & Phelps selected equity value-to-tangible book value of equity multiples to apply to AeroCentury’s projected tangible book value of equity in 2022. By 2022, AeroCentury is projected to achieve profitability margins and returns that are more in line with those projected by the selected public companies partially as a result of larger and newer aircraft in its fleet.
	Selected Public Companies Analysis
COMPANY INFORMATION	REVENUE GROWTH				LTM RETURNS			EBITDA MARGIN
Company Name	3-YR CAGR	LTM	2017	2018	ROA	ROE	EBT to Equity	3-YR AVG	LTM	2017	2018
ALAFCO Aviation Lease and Finance	6.0%	22.7%	NA	NA	4.3%	9.0%	9.0%	90.7%	92.8%	NA	NA
Avation PLC	24.7	32.7	15.1	10.7	7.3	14.2	14.2	93.0	103.1	NA	NA
DP Aircraft I Limited	NM	0.1	NA	NA	6.0	9.0	9.0	92.8	96.5	NA	NA
AerCap Holdings N.V.	67.5	-3.8	-2.1	2.9	4.4	11.5	13.7	60.9	81.3	81.3	84.6
Air Lease Corporation	16.9	7.2	9.5	15.8	3.8	9.7	15.9	70.4	92.3	92.7	93.2
FLY Leasing Limited	-1.4	-12.9	0.2	13.9	4.3	6.8	5.5	69.1	86.8	89.7	94.6
Willis Lease Finance Corporation	8.7	16.4	NA	NA	4.8	10.3	17.6	65.7	70.8	NA	NA
Aircastle Limited	4.7	9.2	0.2	4.7	6.5	12.5	13.0	67.9	93.1	95.6	91.3
Mean	18.1%	9.0%	4.6%	9.6%	5.2%	10.4%	12.2%	76.3%	89.6%	89.8%	90.9%
Median	8.7%	8.2%	0.2%	10.7%	4.6%	10.0%	13.3%	69.7%	92.5%	91.2%	92.2%
High	67.5%	32.7%	15.1%	15.8%	7.3%	14.2%	17.6%	93.0%	103.1%	95.6%	94.6%
Low	-1.4%	-12.9%	-2.1%	2.9%	3.8%	6.8%	5.5%	60.9%	70.8%	81.3%	84.6%
ACY(1)	-9.1%	NA	19.1%	-2.3%	1.8%	8.7%	6.6%	35.3%	70.8%	72.1%	74.3%
ACY & JHC(1)	-9.1%	NA	19.1%	-2.3%	3.3%	15.6%	14.9%	NA	81.1%	77.0%	80.3%

(1)
EBITDA and Net Income figures are adjusted to exclude provision for impairment and bad debt expense

LTM = Latest Twelve Months as of 8/31/2017
CAGR = Compounded Annual Growth Rate
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
EBT = Earnings Before Taxes
ROA = Return on Average Assets (LTM Net Income/Average of Current and Prior Year Assets)
ROE = Return on Average Book Value of Equity (LTM Net Income/Average of Current and Prior Year Equity)
Equity = Average Book Value of Equity
Source:   S&P Capital IQ, SEC Filings, Annual and Interim Reports.

Duff  & Phelps used publicly available historical financial data and equity research estimates as compiled by S&P Capital IQ, a web-based research and financial information database, to calculate certain valuation ratios for the public companies listed in the table below. Duff  & Phelps analyzed historical and projected revenue, EBITDA and net income as well as book value of equity for each of the publicly traded companies. Duff  & Phelps then analyzed such public companies’ trading multiples of enterprise value to their respective reported and forecasted (as available) revenue/EBITDA and equity value to their respective reported and forecasted (as available) net income and reported book value of equity. The table below summarizes such analysis:
	Selected Public Companies Analysis
	(US$ in millions, except per share data)
COMPANY INFORMATION	MARKET DATA				EQUITY VALUE AS A MULITPLE OF					ENTERPRISE VALUE AS A MULITPLE OF
Company Name	Common Stock Price on 10/20/2017	% of 52-Week High	Market Capitalization	Enterprise Value	Book Value of Equity	Tangible Book Value of Equity	LTM Net Income	2017 Net Income	2018 Net Income	LTM EBITDA	2017 EBITDA	2018 EBITDA	LTM Revenue	2017 Revenue	2018 Revenue
ALAFCO Aviation Lease and Finance	$1.28	99.2%	$1,218	$2,690	1.36x	1.36x	15.6x	NA	NA	10.8x	NA	NA	10.01x	NA	NA
Avation PLC	3.02	93.5	186	745	0.92	0.93	8.5	10.9	10.8x	7.6	NA	NA	7.88	7.60	6.87
DP Aircraft I Limited	1.11	98.9	232	478	1.11	1.36	12.6	NA	NA	8.6	NA	NA	8.34	NA	NA
AerCap Holdings N.V.	53.06	100.4	8,671	34,290	1.11	1.55	9.8	8.7	7.9	8.6	8.5x	8.0x	6.97	6.95	6.75
Air Lease Corporation	44.14	98.6	4,556	13,667	1.38	1.38	15.0	12.7	10.6	10.6	9.8	8.4	9.82	9.11	7.87
FLY Leasing Limited	14.03	95.8	423	2,670	0.78	0.96	11.0	14.7	7.0	9.0	8.7	7.2	7.80	7.77	6.83
Willis Lease Finance Corporation	25.25	90.0	162	1,047	0.76	0.83	8.0	NA	NA	6.0	NA	NA	4.22	NA	NA
Aircastle Limited	23.56	90.7	1,854	5,634	1.00	1.00	8.1	12.3	10.1	7.1	7.3	7.3	6.60	7.02	6.70
Mean		95.9%	$2,163	$7,652	1.05x	1.17x	11.1x	11.9x	9.3x	8.5x	8.6x	7.7x	7.70x	7.69x	7.00x
Median		97.2%	$821	$2,680	1.06x	1.18x	10.4x	12.3x	10.1x	8.6x	8.6x	7.7x	7.84x	7.60x	6.83x
High		100.4%	$8,671	$34,290	1.38x	1.55x	15.6x	14.7x	10.8x	10.8x	9.8x	8.4x	10.01x	9.11x	7.87x
Low		90.0%	$162	$478	0.76x	0.83x	8.0x	8.7x	7.0x	6.0x	7.3x	7.2x	4.22x	6.95x	6.70x
Aerocentury Corp. (1)(2)	$13.55	84.2%	$19	$162	0.46x	0.46x	5.3x	4.0x	12.7x	7.2x	6.9x	6.8x	5.07x	4.94x	5.06x

(1)
EBITDA and Net Income figures are adjusted to exclude provision for impairment and bad debt expense

(2)
2017 and 2018 multiples are based on projected net income, EBITDA, and revenue from management

Enterprise Value = (Market Capitalization + Management Equity + Debt + Preferred Stock + Non-Controlling Interest) – (Cash & Equivalents + Net Non-Operating Assets)
Book Value of Equity = book value of Stockholders’ Equity
Tangible Book Value of Equity = book value of Stockholders’ Equity less book value of Intangible Assets and Goodwill
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
LTM = Latest Twelve Months
Source:   S&P Capital IQ, SEC Filings, Annual and Interim Reports.

Based on the risk analysis described above, Duff  & Phelps selected multiples of equity value to tangible book value of equity to apply to AeroCentury’s projected 2022 tangible book value of equity that were below the mean and median multiples but above the bottom of the range of the selected public companies due to AeroCentury’s significantly smaller size relative to the selected public companies and generally weaker profitability and weaker returns on equity. The range of multiples selected to apply to AeroCentury’s projected 2022 tangible book value of equity in the DCF analysis was 0.95x to 1.05x.
Furthermore, Duff  & Phelps compared the valuation multiples from the selected public company analysis and the selected M&A transactions analysis to the range of implied equity value multiples for AeroCentury based on the DCF analysis. Based on AeroCentury’s risk and growth profile relative to the selected publicly traded companies, the implied enterprise and equity multiples for AeroCentury were viewed as reasonable.
Selected Transactions Analysis
Duff  & Phelps also identified certain precedent M&A transactions involving target companies that had businesses somewhat similar to that of AeroCentury. Duff  & Phelps compared AeroCentury to the target companies involved in the selected M&A transactions listed in the table below. The selection of these M&A transactions was based, among other things, on the target company’s industry, the relative size of the M&A transaction compared to the Merger and the availability of public information related to the M&A transactions.
	Selected M&A Transaction Analysis
	($ in millions)
Announced	Target Name	Target Business Description	Acquirer Name	Enterprise Value	LTM Revenue	LTM EBITDA	EBITDA Margin	EV/ Revenue	EV/ EBITDA	Price/ Book Value
12/11/2016	Deao Import & Export Co., Ltd.	Deao Import & Export Co., Ltd. engages in trading of aircraft, engines, and other related parts.	Zhuhai Jinyu Investment Consulting Co., Ltd.	$6.5	$0.2	NM	NA	NM	NA	NA
12/02/2016	CK Capital Limited	CK Capital Limited is an investment holding company, which through its subsidiaries, owns and leases aircraft.	Accipiter Investments Limited	$973.0	NA	NM	NA	NA	NA	0.70x
10/06/2016	C2 Aviation Capital, Inc.	C2 Aviation Capital, Inc., an aircraft leasing company, focuses on acquiring, leasing, and managing commercial aircraft in the United States and internationally.	Avolon Holdings Limited	$13,355.5	$1,234.3	$619.4	50.2%	10.82x	21.6x	1.40x
07/14/2015	Avolon Holdings Limited	Avolon Holdings Limited acquires, manages, leases, and sells commercial jet aircraft to various airlines and lessees in the United States and internationally.	Global Aviation Leasing Co., Ltd.	$7,504.7	$696.6	$628.2	90.2%	10.77x	11.9x	1.70x
9/22/2014	Capital Lease Aviation Plc (nka:Capital Lease Aviation Limited)	Capital Lease Aviation Limited owns and leases a portfolio of commercial jet aircrafts to regional and international airlines in Singapore.	Avation PLC	$76.4	$11.7	$10.4	89.2%	6.53x	7.3x	0.80x
12/16/2013	International Lease Finance Corporation	AerCap Global Aviation Trust, together with its subsidiaries, acquires, leases, and sells commercial aircraft worldwide.	AerCap Ireland Limited	$26,090.6	$4,347.1	NM	NA	6.00x	NA	0.70x
			Mean	$8,001.1	$1,258.0	$419.4	76.5%	8.53x	13.6x	1.06x
Source: Capital IQ and company filings			Median	$4,238.9	$696.6	$619.4	89.2%	8.65x	11.9x	0.80x

LTM – Latest twelve months available as of the time of the acquisition.

Orderly Liquidation Analysis
Duff  & Phelps also analyzed the estimated liquidation value of AeroCentury under a hypothetical orderly liquidation scenario. Duff  & Phelps prepared an orderly liquidation analysis for analytical purposes only and had no knowledge of any actual consideration by Company Management of an orderly liquidation as a going forward strategy.
	ACY Orderly Liquidation(1)
	($ in thousands)
	Book Value(2)	Adjustment(3)	Estimated Liquidation Value
Cash	$8,280	100.0%	$8,280
Accounts Receivable	4,664	100.0%	4,664
Finance Leases Receivable	24,673	75.0%	18,505
Aircraft and Aircraft Engines	206,096	106.0%	218,385
Assets Held for Sale	7,429	80.0%	5,943
Prepaid Expenses and Other	362	0.0%	0
Total Assets	$251,504		$255,777
Accounts Payable and Accrued	$713	100.0%	$713
Note Payable	158,149	100.0%	158,149
Maintenance reserves	29,700	100.0%	29,700
Accrued Maintenance Costs	363	100.0%	363
Security Deposits	3,968	100.0%	3,968
Unearned Revenues	3,343	100.0%	3,343
Deferred Income Taxes	13,481	100.0%	13,481
Taxes Payable	326	100.0%	326
Total Liabilities	$210,042		$210,042
Shareholders’ Equity (Net Asset Value)	41,461		45,734
Total Liabilities and Shareholders’ Equity	$251,504		$255,777

Estimated Liquidation Value
Net Asset Value	$45,700
Less: Estimated Fees to the Manager(4)	(18,300)
Less: Estimated Costs to Liquidate the Assets(5)	(7,300)
Estimated Liquidation Value	$20,100
Percentage of Book Value	48.5%

(1)
Duff  & Phelps prepared an orderly liquidation analysis for analytical purposes only and had no knowledge of any actual consideration by Company Management of an orderly liquidation as a going forward strategy.

(2)
Based on internally prepared unaudited balance sheet as of August 31, 2017.

(3)
Assumptions provided by AeroCentury’s Management.

(4)
According to the Management Agreement, the estimated fees to the manager in a forced liquidation would be the Liquidated Damages for unilateral termination of approximately $18 million based on 36x the average monthly management fee of  $508,569 (see Appendix for the Summary of the Management Agreement).

(5)
Based on estimated cost of 3% to liquidate (i) finance leases receivable, (ii) aircraft and aircraft engines, (iii) assets held for sale.

AeroCentury Valuation Analysis Conclusions
Duff  & Phelps’ valuation analysis, as summarized in the table below, resulted in indications of estimated total equity value ranging from $24.7 million to $28.5 million. Based on the 1,416,699 shares outstanding, Duff  & Phelps analysis implied a range of values from $17.43 to $20.12 per share with a midpoint of  $18.78 per share of AeroCentury’s common stock. Duff  & Phelps also considered the per share value ascribed to it by the public markets the market prices. Over the 30-day trading period from September 21, 2017 to October 20, 2017, AeroCentury common stock traded in a range of  $13.55 to $14.95 per share, with a 30-day average share price of  $14.26.
	Preliminary ACY Valuation Indications
	($ in thousands, except per share values)
				Current Market Value
	Low	Mid	High	30-day	10/20/2017
Equity Value				(1)	(2)
Discounted Cash Flow Analysis	$24,700	$26,600	$28,500
Estimated Orderly Liquidation Value		20,100
Indicated Equity Value	$24,700	$26,600	$28,500	$20,200	$19,200
Fully Diluted Shares Outstanding(3)	1,416,699	1,416,699	1,416,699	1,416,699	1,416,699
Resulting Implied Per Share Price	$17.43	$18.78	$20.12	$14.26	$13.55
	Implied Multiples
Book Value of Equity(4)	$41,461	0.60x	0.64x	0.69x	0.49x	0.46x
LTM Adj. Net Income(4)	3,629	6.8x	7.3x	7.9x	5.6x	5.3x
2017 Est. Net Income(4)	4,803	5.1x	5.5x	5.9x	4.2x	4.0x
2018 Proj. Net Income(4)	1,516	16.3x	17.5x	18.8x	13.3x	12.7x
LTM Revenue(5)	33,328	5.24x	5.29x	5.35x	5.10x	5.07x
2017 Est. Revenue(5)	34,211	5.10x	5.16x	5.21x	4.97x	4.94x
2018 Proj. Revenue(5)	33,438	5.22x	5.28x	5.33x	5.09x	5.06x
LTM Adj. EBITDA(5)	23,582	7.4x	7.5x	7.6x	7.2x	7.2x
2017 Est. Adj. EBITDA(5)	24,653	7.1x	7.2x	7.2x	6.9x	6.9x
2018 Proj. EBITDA(5)	24,837	7.0x	7.1x	7.2x	6.8x	6.8x

(1)
Based on the 30-day trailing average closing price of AeroCentury’s common stock on the NYSE American exchange as of October 20, 2017.

(2)
Based on the closing price of AeroCentury’s common stock on the NYSE American exchange as of October 20, 2017.

(3)
Number of shares outstanding as of August 11, 2017, per AeroCentury’s June 30, 2017 10-Q.

(4)
Implied multiples are based on the indicated equity values.

(5)
Implied multiples are based on total enterprise value, which includes the equity values plus debt, net of cash, of approximately $149.9 million. Source: AeroCentury June 30, 2017 10-Q.

LTM — Latest Twelve Months ended August 31, 2017.
Value of the Consideration
Based on the analysis and assumptions described above, Duff  & Phelps calculated the estimated value of the Merger Consideration to be (i) approximately $5.350 million using the 30-day trailing average closing price of AeroCentury common stock, and (ii) approximately $5.950 million using the per-share value of AeroCentury common stock estimated by Duff  & Phelps.

	Merger Consideration
	($ in thousands, except per share values)
	30-day Avg. Trading Value(1)	D&P per-Share Value Estimate(2)
Stock Consideration
Number of Shares(3)	129,286	129,286
Price per Share	$14.26	$18.78
Stock Consideration	$1,844	$2,427
Cash Consideration	$3,500	$3,500
Merger Consideration (rounded)	$5,350	$5,950

(1)
Based on the closing 30-day average share price of AeroCentury’s common stock on the NYSE American exchange as of October 20, 2017.

(2)
Based on Duff  & Phelps’ estimates of AeroCentury’s per-share value.

(3)
Number of AeroCentury’s shares to be issued to JetFleet pursuant to the Merger Agreement.

JetFleet Valuation Analysis
AeroCentury is managed by JetFleet Management Corp. (“JMC”), pursuant to the Management Agreement with HMC. JMC is an integrated aircraft management, marketing and financing business and subsidiary of JetFleet. Certain officers of AeroCentury are also officers of JetFleet and JMC.
The terms of the Management Agreement, which are summarized below, impact the valuation of JetFleet.
Compensation
•
Management Fee: monthly management fee of  (i) 0.25% of the first $400 million of the net asset value, as defined in the Management Agreement (the “NAV”), plus (ii) 0.20833% of the next $100 million of NAV, plus 0.16667% of any NAV in excess of  $500 million. Stated on an annual basis, the management fee is 3% of the first $400 million of NAV, 2.5% for the next $100 million in NAV, and 2% for any NAV in excess of  $500 million. Since AeroCentury’s current and projected NAV is less than $400 million, the applicable management fee is 3%.

•
Acquisition Fee: 3% of purchase price

•
Resale Fee: 3% of purchase price received

•
Expenses: Management Company is responsible for all salaries, bonus, benefit expenses, travel expenses, etc. for employees providing services to AeroCentury.

Term
•
Term: 10 years commencing August 17, 2015

Termination
•
The Management Agreement may be terminated be either party upon 6 months prior notice upon the material breach of the other party of any of its respective agreements and obligations under the Management Agreement.

•
The sale or disposition of a significant portion (more than 25%) or all of the assets of AeroCentury, if not recommended by the Management Company, is deemed to be a unilateral termination and in breach of the Management Agreement.

•
In the unilateral termination of the Management Company by AeroCentury, Liquidated Damages are to be paid.

Liquidated Damages
•
Liquidated Damages are calculated as the greater of:

 —
$15 million, or

 —
A minimum of 24 months to a maximum of 36 months multiplied by the average 12-month management fee. (The number of months is based on the remaining term of the Management Agreement. Since there are over three years remaining in the term, for purposes of our analysis we assumed 36 months.)

Option to Purchase Management Company
•
AeroCentury has the option to acquire the Management Company in exchange for shares of common stock of AeroCentury, subject to the approval of shareholders of both companies.

•
The aggregate value of the AeroCentury stock to be issued to the Management Company in consideration for 100% of its equity is the greater of:

 —
$20 million, or

 —
The Management Company’s earnings over the prior 12 months times the average price-to-earnings ratio of AeroCentury stock over the prior 12 months.

Discounted Cash Flow Analysis
Due to the fact that the current Management Agreement will expire on August 17, 2025, Duff  & Phelps analyzed the value of JetFleet assuming 1) there was no renewal of the Management Agreement, 2) there was a 25% probability that the Management Agreement will be renewed, and 3) there was a 50% probability that the Management Agreement will be renewed. The primary valuation methodology used to value JetFleet was a DCF analysis.
For the scenario where the Management Agreement would not be renewed, Duff  & Phelps performed an analysis of the cash flows generated by JetFleet between December 31, 2017 through August 17, 2025 when the Management Agreement would expire.

The projections used in the DCF analysis were based on the following (i) Company Management provided detailed projections for fiscal year ending December 31, 2018; (ii) revenue for JetFleet through 2022 was based on Company Management estimates; (iii) revenue for 2023 through August 17, 2025, the expiration of the Management Agreement, was estimated to increase at an inflationary 3% annual growth rate; and (iv) projected operating expenses for fiscal 2019 through 2025 were based on annual 5% increases in compensation and 3% increases on the remaining expenses. The table below summarizes JetFleet’s historical financial performance as well as financial projections:
JHC Historical & Projected Financial Performance
($ in thousands)	For the Years Ended December 31
	Actual					Estimate	Management Projections					Long-Term Projections
	2013A	2014A	2015A	2016A	LTM(1)	2017E	2018P	2019P	2020P	2021P	2022P	2023P	2024P	2025P(2)
Management Fees	$4,352	$3,892	$5,581	$5,205	$6,109	$6,103	$6,148	$6,383	$6,732	$7,083	$7,399	$7,621	$7,850	$5,727
Growth	NA	(10.6)%	43.4%	(6.8)%	NA	17.3%	0.7%	3.8%	5.5%	5.2%	4.5%	3.0%	3.0%	3.0%
% of Average NBV	NA	2.3%	3.3%	2.0%	2.4%	2.3%	2.3%	2.3%	2.4%	2.4%	2.5%	2.5%	2.5%	2.5%
Acquisition & Other Fees	$1,393	$2,171	$885	$1,683	$2,116	$851	$1,140	$1,170	$1,260	$1,350	$1,020	$1,051	$1,082	$789
Growth	NA	55.8%	(59.3)%	90.3%	NA	(49.5)%	34.0%	2.6%	7.7%	7.1%	(24.4)%	3.0%	3.0%	3.0%
Total Revenue	$5,746	$6,063	$6,466	$6,888	$8,225	$7,017	$7,288	$7,553	$7,992	$8,433	$8,419	$8,672	$8,932	$6,517
Growth	NA	5.5%	6.6%	6.5%	NA	1.9%	3.9%	3.6%	5.8%	5.5%	(0.2)%	3.0%	3.0%	3.0%
Operating Expenses(3)	$(4,778)	$(4,949)	$(5,011)	$(5,293)	$(4,788)	$(5,346)	$(5,319)	$(5,523)	$(5,738)	$(5,977)	$(6,227)	$(6,475)	$(6,735)	$(4,963)
Margin	83.2%	81.6%	77.5%	76.8%	58.2%	76.2%	73.0%	73.1%	71.8%	70.9%	74.0%	74.7%	75.4%	76.2%
Growth	NA	3.6%	1.3%	5.6%	NA	1.0%	(0.5)%	3.9%	3.9%	4.2%	4.2%	4.0%	4.0%	4.0%
EBITDA	$975	$1,122	$1,463	$1,601	$3,436	$1,675	$1,975	$2,036	$2,261	$2,464	$2,202	$2,207	$2,208	$1,562
Margin	17.0%	18.5%	22.6%	23.2%	41.8%	23.9%	27.1%	27.0%	28.3%	29.2%	26.2%	25.4%	24.7%	24.0%
Growth	NA	15.0%	30.4%	9.4%	NA	4.7%	17.9%	3.1%	11.1%	8.9%	(10.6)%	0.2%	0.1%	(0.1)%
Net Income	$595	$667	$918	$1,008	$2,855	$1,002	$1,182	$1,218	$1,353	$1,473	$1,316	$1,318	$1,318	$932
Margin	10.4%	11.0%	14.2%	14.6%	34.7%	14.3%	16.2%	16.1%	16.9%	17.5%	15.6%	15.2%	14.8%	14.3%
Growth	NA	12.1%	37.6%	9.7%	NA	(0.5)%	17.9%	3.1%	11.1%	8.9%	(10.7)%	0.2%	0.0%	(0.2)%

(1)
Latest twelve months ended August 31, 2017.

(2)
Represents partial year as the Management Agreement expires on August 17, 2025.

(3)
Projected operating expenses for 2017-2018 were provided by Company Management; expenses for 2019-2025 were based on annual 5% increases in compensation and 3% increases on the remaining expenses.

In its DCF analysis, Duff  & Phelps calculated the projected free cash flows of JetFleet for the fiscal year 2018 until the expiration of the Management Agreement on August 17, 2025. This was calculate by subtracting from EBITDA depreciation expense and estimated taxes. This resulted in net operating profit after taxes. Duff  & Phelps then calculated free cash flows by adding back depreciation expense and subtracting capital expenditures and changes in working capital. Due to the fact that JetFleet has no interest-bearing debt, there was no deduction of interest expense or principal payments. All of the assumptions and estimates used to calculate AeroCentury’s free cash flows were provided or confirmed by Company Management.
Duff  & Phelps then discounted the sum of the projected free cash flows for fiscal year 2018 through August 17, 2025 by the same cost of equity used for AeroCentury of 14.5% to 15.5%. This resulted in equity value indications of approximately $6.0 million to $6.2 million.
For the DCF analyses with a 25% renewal probability and 50% renewal probability of the Management Agreement, Duff  & Phelps calculated a terminal value for JetFleet by capitalizing the expected normalized cash flows after fiscal 2025 based on long-term annual growth estimated at 2.0% based on discussions with

Company Management. This resulted in indications of equity for JetFleet of approximately $7.0 million to $7.3 million assuming a 25% probability of renewal of the Management Agreement, and approximately $7.85 million to $8.25 million assuming a 50% probability of renewal of the Management Agreement.
Discounted Cash Flow Analysis
($ in thousands)
	Estimate	Management Projections					Long-Term Projections
	2017E	2018P	2019P	2020P	2021P	2022P	2023P	2024P	2025P(1)
Total Revenue	$7,017	$7,288	$7,553	$7,992	$8,433	$8,419	$8,672	$8,932	$6,517
Growth	1.9%	3.9%	3.6%	5.8%	5.5%	(0.2)%	3.0%	3.0%	(27.0)%
EBITDA	1,675	1,975	2,036	2,261	2,464	2,202	2,207	2,208	1,562
EBITDA Margin	23.9%	27.1%	27.0%	28.3%	29.2%	26.2%	25.4%	24.7%	24.0%
	2018P	2019P	2020P	2021P	2022P	2023P	2024P	2025P(1)
Earnings Before Interest and Taxes	$1,969	$2,030	$2,254	$2,456	$2,193	$2,197	$2,197	$1,554
Pro Forma Taxes @ 40.0%	(788)	(812)	(902)	(982)	(877)	(879)	(879)	(621)
Net Operating Profit After Tax	1,182	1,218	1,353	1,473	1,316	1,318	1,318	932
Depreciation	6	6	7	8	9	10	11	8
Capital Expenditures	(10)	(10)	(11)	(12)	(12)	(12)	(13)	(9)
(Increase) Decrease in Working Capital	0	0	0	0	0	0	0	0
Free Cash Flow	$1,177	$1,214	$1,349	$1,470	$1,313	$1,316	$1,316	$931
	No Renewal(2)			25% Renewal Probability(3)			50% Renewal Probability(4)
Equity Value	Low	Mid	High	Low	Mid	High	Low	Mid	High
Probability of Renewal	0.0%	0.0%	0.0%	25.0%	25.0%	25.0%	50.0%	50.0%	50.0%
Terminal Growth Rate	NA	NA	NA	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Cost of Equity	15.50%	15.00%	14.50%	15.50%	15.00%	14.50%	15.50%	15.00%	14.50%
Indicated Equity Value Ranges	$6,000	$6,100	$6,200	$7,000	$7,150	$7,300	$7,850	$8,050	$8,250

Implied Multiples
LTM Revenue	8,225	0.73x	0.74x	0.75x	0.85x	0.87x	0.89x	0.95x	0.98x	1.00x
2017 Revenue	7,017	0.86x	0.87x	0.88x	1.00x	1.02x	1.04x	1.12x	1.15x	1.18x
2018 Revenue	7,288	0.82x	0.84x	0.85x	0.96x	0.98x	1.00x	1.08x	1.10x	1.13x
LTM EBITDA	3,436	1.7x	1.8x	1.8x	2.0x	2.1x	2.1x	2.3x	2.3x	2.4x
2017 EBITDA	1,675	3.6x	3.6x	3.7x	4.2x	4.3x	4.4x	4.7x	4.8x	4.9x
2018 EBITDA	1,975	3.0x	3.1x	3.1x	3.5x	3.6x	3.7x	4.0x	4.1x	4.2x

(1)
Represents 8.5 months of cash flows based on the expiration of the Management Agreement on August 17, 2025.

(2)
Assumes the Management Agreement is not renewed.

(3)
Assumes a 25% probability of renewing the Management Agreement into perpetuity.

(4)
Assumes a 50% probability of renewing the Management Agreement into perpetuity.

LTM – Latest twelve months ended August 31, 2017.
Note:   the valuation date was based on an estimated closing date of the Merger of December 31, 2017.
Precedent Internalization Transactions Analysis
Duff  & Phelps identified and analyzed certain precedent internalization transactions of external management companies of real estate investment trusts (“REITs”), due to the fact that many of the real estate management companies had similar management agreements, along with other operational similarities to JetFleet. The table below summarizes 17 transactions involving the internalization of external management companies of REITs that occurred since January 1, 2010. This information includes proprietary transactions from Duff  & Phelps’ database. The chart below illustrates the ratio of the external manager’s value relative to its assets under management (“AUM”) of the REIT when the management company was internalized.
These ratios were then compared to the ratio of the Merger Consideration in the Merger relative to AeroCentury’s AUM estimated by Company Management of approximately $254 million. The 2.1% represents the ratio of the Merger Consideration of  $5.35 million relative to the $254 million in AUM. The 2.3% represents the ratio of the Merger Consideration of  $5.95 million relative to the $254 million. These ratios fall within the range of the precedent internalization transactions analyzed.
Accretion/Dilution Analysis
Duff  & Phelps reviewed the potential pro forma effect of the merger on AeroCentury’s fiscal years 2018 through 2022 estimated GAAP earnings per share (“EPS”) based on estimates made by Company Management. It should be noted this analysis excludes any settlement loss related to the acquisition of JetFleet to be expensed in 2018 and non-recurring costs related to the Merger. Furthermore, actual results may vary from projected results and the variations may be material.
The analysis, illustrated in the table below, indicates that the Merger is expected to be accretive to AeroCentury’s EPS in each year from fiscal 2018 (excluding an expected settlement loss related to the acquisition of JetFleet in 2018 and any non-recurring costs related to the Merger) through fiscal 2022, with a cumulative 5-year accretion of 53.4%.
Accretion/Dilution Analysis
($ in thousands, except per share values)
PRE-TRANSACTION	2018(1)	2019	2020	2021	2022	Cumulative
ACY Projected Pre-Tax Income(2)	$1,516	$2,941	$3,542	$3,727	$4,438
Less: Taxes(3)	(525)	(1,018)	(1,226)	(1,289)	(1,536)
ACY Net Income	$992	$1,924	$2,317	$2,437	$2,903
Number of Shares (ACY)(4)	1,417	1,417	1,417	1,417	1,417
EPS – Standalone	$0.70	$1.36	$1.64	$1.72	$2.05	$7.46

POST-TRANSACTION(5)	2018	2019	2020	2021	2022
ACY Projected Pre-Tax Income(2)	$1,516	$2,941	$3,542	$3,727	$4,438
Add: JHC’s Projected Pre-Tax Income(2)	1,969	2,030	2,254	2,456	2,193
Combined ACY+JHC Pre-Tax Income	$3,486	$4,971	$5,796	$6,182	$6,631
Less: Taxes(3)	(1,206)	(1,720)	(2,006)	(2,139)	(2,294)
Net Income (Combined)	$2,280	$3,251	$3,791	$4,043	$4,337
Number of Shares (Combined)(5)	1,546	1,546	1,546	1,546	1,546
EPS – Pro-Forma	$1.47	$2.10	$2.45	$2.62	$2.81	$11.45
Cumulative 5-year Accretion/(Dilution)						53.4%

(1)
Excludes any settlement loss related to the acquisition of JetFleet to be incurred in 2018 and non-recurring costs related to the Merger.

(2)
Source:   Company Management. Assumes no equity incentive plans.

(3)
Assumes a 34.6% income tax expense for GAAP purposes, based on Company Management’s estimate. Actual taxes paid are lower due to NOLs.

(4)
Source:   AeroCentury’s June 30, 2017 10-Q.

(5)
Includes AeroCentury’s shares plus the 129,286 shares of AeroCentury Stock Consideration to be issued to JetFleet shareholders per the Merger.

Conclusions
Duff  & Phelps’ analysis, as summarized in the table below, indicates an estimated equity value of JetFleet ranging from $6.0 million to $8.25 million. These indications of value are all above the estimated value of the Merger Consideration of  (i) $5.350 million using market prices and (ii) $5.950 million, using Duff  & Phelps’ estimates.
Duff  & Phelps observed that its analysis supported its determination that the Merger Consideration to be paid by AeroCentury for the common stock of JetFleet in the Merger is fair, from a financial point of view, to AeroCentury.
JHC Valuation Range Conclusions
($ in thousands, except per share values)
	D&P Estimate			Merger Consideration
				30-day Avg. Trading Value(1)	D&P per-Share Value Estimate
	Low		High
JHC Indicated Equity Value
No Renewal of Management Agreement(2)	$6,000	-	$6,200
25% Renewal Probability(2)	7,000	-	7,300
50% Renewal Probability(2)	7,850	-	8,250
Concluded JHC Equity Value Range(3)	$6,000	-	$8,250	$5,350	$5,950

Implied Multiples
LTM Revenue	$8,225	0.73x	1.00x	0.65x	0.72x
2017 Est. Revenue	7,017	0.86x	1.18x	0.76x	0.85x
2018 Proj. Revenue	7,288	0.82x	1.13x	0.73x	0.82x
LTM EBITDA	3,436	1.7x	2.4x	1.6x	1.7x
2017 Est. EBITDA	1,675	3.6x	4.9x	3.2x	3.6x
2018 Proj. EBITDA	1,975	3.0x	4.2x	2.7x	3.0x

(1)
Based on the closing 30-day average share price of AeroCentury’s common stock on the NYSE American exchange as of October 20, 2017.

(2)
Assumes JetFleet distributes all cash and AeroCentury’s shares to JetFleet shareholders pre-transaction and the Management Agreement has a renewal probability ranging from 0% on the low end to 50% on the high end.

(3)
A fee to terminate the Management Agreement of  $18.3 million was estimated to be payable by AeroCentury’s to JetFleet based on Schedule I of the Management Agreement, which states that the liquidated damages upon termination would be calculated as the greater of: $15 million, or a minimum of 24 months to a maximum of 36 months multiplied by the average 12-month management fee.

Other
Fairness Opinion Review Committee.   The issuance of Duff  & Phelps’ opinion was approved by its fairness review committee.
Disclosure of Prior Relationships.   Duff  & Phelps acted as financial advisor to the AeroCentury Independent Directors and will receive a fee for its services. No portion of Duff  & Phelps’ fee was contingent upon either the conclusion expressed in its opinion or whether or not the Merger is successfully consummated. Pursuant to the terms of the engagement, a portion of Duff  & Phelps’ fee was paid upon Duff  & Phelps’ informing the AeroCentury Independent Directors that it was prepared to deliver its opinion. Other than this engagement, during the two years preceding the date of its opinion, Duff  & Phelps had no material relationship with any party to the Merger for which compensation was received or was intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
Fees and Expenses.   Pursuant to its engagement letter with AeroCentury, Duff  & Phelps received a professional fee for providing financial advisory services in the amount of  $212,500 and a fee for providing a fairness opinion in the amount of  $62,500. AeroCentury also agreed to reimburse Duff  & Phelps for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Duff  & Phelps, its affiliates and each of their respective directors, officers, attorneys and other agents, stockholders, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws, relating to or arising out of Duff  & Phelps’ engagement.
Interests of Certain AeroCentury Directors and Executive Officers in the JetFleet Acquisition
As described below, certain of AeroCentury’s directors and executive officers have interests in the JetFleet Acquisition that are in addition to, or different from, the interests of AeroCentury and AeroCentury’s stockholders generally. The Board, including the AeroCentury Independent Directors, was aware of these interests and took them into account in approving the JetFleet Acquisition.
As of October 26, 2017, Toni M. Perazzo, the Chief Financial Officer and a director of AeroCentury, and her affiliates beneficially owned, in the aggregate, approximately 55.97% of JetFleet’s common stock. Ms. Perazzo is also an officer and Chair of JetFleet. As a result, she has interests in the JetFleet Acquisition that may differ from the interests of AeroCentury and other AeroCentury stockholders, including the Merger Consideration that Ms. Perazzo or her affiliates will receive in the JetFleet Acquisition, a Restrictive Covenant Agreement that Ms. Perazzo will enter into with AeroCentury and indemnification by AeroCentury against certain liabilities.

As of the Record Date, Ms. Perazzo and her affiliates beneficially owned, in the aggregate, 366,554 shares of AeroCentury common stock, representing approximately 25.9% of AeroCentury’s outstanding common shares, and therefore has significant influence over matters requiring approval of AeroCentury’s stockholders, including with respect to the proposals to be voted upon at the Special Meeting. These 366,554 AeroCentury common shares include (i) 214,876 shares owned by JMC, a wholly owned subsidiary of JetFleet, of which Ms. Perazzo is an officer, director and/or principal shareholder; (ii) 60,869 shares held by Star Gate Trust, an irrevocable trust, of which Ms. Perazzo is a beneficial owner; (iii) 60,869 shares indirectly held by the ARC Trust, an irrevocable trust, of which a dependent child of Ms. Perazzo is the beneficiary; and (iv) 6,500 shares held in a joint tenancy account with such child.
AeroCentury’s other executive officers, and the AeroCentury Independent Directors, have no ownership interests in JetFleet and, as of  [           ], 2018, together beneficially own a total of 985 shares of AeroCentury common stock, representing less than 0.1% of AeroCentury’s outstanding common stock.
Non-Competition and Non-Solicitation Agreement
Ms. Perazzo will enter into a Restrictive Covenant Agreement with AeroCentury, which will become effective upon the Closing, pursuant to which Ms. Perazzo be prohibited from, among things, participating, engaging or having an ownership interest in a business similar to that of JetFleet for a three year period following the Closing Date. During the same three-year period, Ms. Perazzo will also be prohibited from, among other things, soliciting or hiring JetFleet employees, soliciting any JetFleet customers, vendors, suppliers or other specified persons, or interfering or disrupting JetFleet certain business relationships, including relationships with customers, vendors and suppliers.
Non-Solicitation Agreements
Each of the following officers of JetFleet will enter into Restrictive Covenant Agreements with AeroCentury, which will become effective upon the Closing. The Restrictive Covenant Agreements with each of Michael G. Magnusson, Christopher Tigno and Frank Pegueros (collectively with Toni M. Perazzo, the “JetFleet Key Employees”) will prohibit such persons from, among other things, soliciting or hiring JetFleet employees, soliciting any JetFleet customers, vendors, suppliers or other specified persons, or interfering or disrupting JetFleet certain business relationships, including relationships with customers, vendors and suppliers, for a three-year period following the closing date of the JetFleet Acquisition (the “Closing Date”). Michael G. Magnusson is AeroCentury’s President and has been nominated for election as an AeroCentury as a director at AeroCentury’s 2018 Annual Meeting to be held on May 3, 2018, and Christopher Tigno is AeroCentury’s General Counsel.
JetFleet Director and Officer Indemnification
If the JetFleet Acquisition is consummated, then until the sixth anniversary of the Closing Date, AeroCentury will cause JetFleet, as the surviving entity of the Merger, to fulfill and honor in all respects the obligations of JetFleet to its present and former directors and officers determined as of immediately prior to the Effective Time (the “JetFleet Indemnified Parties”) post-Closing indemnification in respect of actions taken prior to and including the Closing in their capacities as directors, officers, employees and agents of JetFleet, as set forth in the Articles of Incorporation of JetFleet and its subsidiaries, and the Bylaws thereof, and any indemnification agreements between such JetFleet Indemnified Parties and JetFleet or its subsidiaries. Toni M. Perazzo, a director and officer of AeroCentury, Michael Magnusson, an officer of AeroCentury and nominee for election as a director of AeroCentury at AeroCentury’s 2018 annual meeting, and Christopher Tigno, an officer of AeroCentury, are each JetFleet Indemnified Parties and are entitled to the benefits of the foregoing indemnification obligations of AeroCentury.
Certain Relationships between AeroCentury and the Parties to the JetFleet Acquisition
AeroCentury was incorporated in 1997, and since its inception, the business of AeroCentury has been managed by JMC, the operating subsidiary of JetFleet. Since 2004, AeroCentury has been JMC’s sole customer and source of revenue. The Management Agreement between AeroCentury and JetFleet was most recently extended in 2015, when AeroCentury and JetFleet agreed to renew the agreement for an additional ten years, pursuant to negotiations between JetFleet and the independent directors of AeroCentury.

Under the Management Agreement, the management fees paid by AeroCentury to JMC are based upon the book value of AeroCentury’s aircraft assets. In addition, JetFleet is entitled to receive an acquisition fee for each asset purchased by AeroCentury, and a remarketing/re-lease fee for each sale or re-lease transaction entered into with respect to AeroCentury’s aircraft. In return, JetFleet provides AeroCentury with comprehensive management services, under which JMC has full responsibility for payment for all employee salaries and benefits, outside technical services, worldwide travel needed to promote AeroCentury’s business, office space, utilities, IT and communications, furniture and fixtures, and other general administrative and overhead costs.
In 2017, AeroCentury incurred a total of  $6,109,200 in management fees to JMC, and $850,500 in acquisition fees, and $51,100 in remarketing/re-leasing fees. In 2016, AeroCentury incurred a total of $5,204,500 in management fees to JMC, and $1,124,200 in acquisition fees, and $284,500 in remarketing/re-leasing fees.
AeroCentury has no employees, and the executive officers of the AeroCentury are also executive officers of JetFleet and its subsidiaries. Furthermore, JetFleet is a principal shareholder of AeroCentury. JetFleet’s President and Chairperson, Toni Perazzo, is a majority beneficial owner of JetFleet common stock and beneficially owns a significant portion of AeroCentury’s common stock.
AeroCentury’s Board of Directors and Executive Officers after the Consummation of the JetFleet Acquisition
The composition of the Board will remain unchanged by the JetFleet Acquisition. Although there is no change in the executive officers of AeroCentury currently contemplated to occur in connection with the JetFleet Acquisition, it is possible that following the JetFleet Acquisition there could be changes or additions to AeroCentury’s executive officers resulting from the integration of AeroCentury and JetFleet.
Material Federal Income Tax Consequences of the JetFleet Acquisition
Because AeroCentury stockholders will not participate in the JetFleet Acquisition, including the Merger, AeroCentury stockholders will not recognize gain or loss for federal income tax purposes in connection with the JetFleet Acquisition, including the Merger.
Accounting Treatment
AeroCentury believes that if the JetFleet Acquisition is consummated, under the purchase method of accounting, AeroCentury will record a settlement loss related to its existing obligations under the Management Agreement with JMC on the closing date of the JetFleet Acquisition in an amount equal to a substantial portion of the Merger Consideration to be paid as part of the JetFleet Acquisition. The amount of the loss cannot be ascertained exactly until the JetFleet Acquisition closes, as it depends on several variables, including final adjustments to the agreed Merger Consideration and the quoted market price of AeroCentury common stock on the JetFleet Acquisition closing date, which is expected to occur in the second quarter of 2018.
Regulatory Approvals
Other than the Permit, which was received on February 22, 2018, no regulatory approvals or filings are required for consummation of the JetFleet Acquisition, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
No Appraisal Rights
AeroCentury stockholders will not be entitled to exercise appraisal or dissenters rights in connection with the JetFleet Acquisition or the Merger.
If the Merger is consummated, then under applicable state laws regarding dissenting shareholders’ rights, JetFleet shareholders who did not vote their shares in favor of the Merger may, under certain conditions, become entitled to certain dissenters’ rights for their JetFleet stock in lieu of receiving their respective share of the Merger Consideration under the California Corporations Code.

The Merger Agreement
Explanatory Note
The following summary describes certain material provisions of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. This summary is subject to, and qualified in its entirety by reference to, the Merger Agreement, which is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Merger. Any capitalized term used herein but not otherwise defined has the meaning ascribed to it in the Merger Agreement.
The Merger Agreement summary below is included in this proxy statement only to provide you with information regarding the terms and conditions of the Merger Agreement, and not to provide any other factual information regarding AeroCentury, JetFleet or their respective businesses, The Merger Agreement contains representations and warranties of each of AeroCentury, Merger Sub and JetFleet relating to their respective businesses. The representations and warranties of each of AeroCentury, Merger Sub and JetFleet have been made solely for the benefit of the other party or parties and such representations and warranties should not be relied on by any other person. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement.
The Merger
The JetFleet Acquisition will be effected through the Merger of Merger Sub, a wholly-owned subsidiary of AeroCentury, with and into JetFleet, with JetFleet becoming a wholly-owned subsidiary of AeroCentury, pursuant to the Merger Agreement.
Merger Consideration
Consideration
The aggregate potential amount of Merger Consideration to be paid by AeroCentury in exchange for all of the JetFleet common stock will consist of  $3,500,000 in cash and 129,286 shares of AeroCentury common stock (the “Base Consideration”). The Base Consideration will be subject to adjustment for certain items at Closing to determine the Merger Consideration that will be distributed to the Converting Shareholders (the “Adjusted Consideration”).
The Adjusted Consideration will be equal to the Base Consideration (a) plus cash and equivalents of JetFleet at Closing, if any (i.e. after payment of the Pre-Closing Cash Dividend), (b) minus indebtedness for borrowed money (including capital lease obligations) of JetFleet, if any, (c) minus any remaining unpaid third-party expense of JetFleet incurred in connection with the transactions, including accounting and legal fees rendered to JetFleet, if any, (d) minus unpaid amounts owed to directors, employees and independent contractors of JetFleet that are payable as a result of the transactions (if any), (e) plus or minus, as the case may be, the difference between the amount of JetFleet’s non-cash working capital on the date of Closing and an agreed-upon baseline level of non-cash working capital, and (f) minus unpaid taxes of JetFleet. (the adjustments listed in (a)–(f) collectively referred to as “Closing Adjustments” and the net amount of the Closing Adjustments is referred to as the “Consideration Adjustment Amount”).
The Closing Adjustments will be first applied against the cash portion of the Base Consideration, and if such cash portion is exhausted, toward the AeroCentury common stock, valued, for purposes of this adjustment, at the Deemed AeroCentury Per Share Value of  $17.79 per share.
Prior to the Closing, JetFleet will provide AeroCentury with a good faith estimate of the Consideration Adjustment Amount (the “Estimated Consideration Adjustment Amount”) and based on such estimate, the estimated amount of Aggregate Cash Consideration (the “Estimated Aggregate Cash Consideration”) and estimated amount of Aggregate Stock Consideration (the “Estimated Aggregate Stock Consideration”).

At or prior to Closing, AeroCentury will disburse the Estimated Aggregate Cash Consideration and Estimated Aggregate Stock Consideration (in each case excluding any portion of the Estimated Aggregate Cash Consideration and Estimated Aggregate Stock Consideration attributable to JetFleet shares held by dissenting shareholders) as follows:
•
10% of the Estimated Aggregate Cash Consideration and 10% of the Estimated Aggregate Stock Consideration will be deposited in the Escrow Fund with the Escrow Agent to be held as security for the indemnification obligations of the Converting Shareholders under the Merger Agreement;

•
$175,000 will be deposited into the Holdback Account and, following a post-Closing Merger Consideration adjustment process, distributed to AeroCentury and/or the Converting Shareholders depending on whether the net adjustment, if any, is positive or negative and the amount of the adjustment; and

•
the remaining amount of the Estimated Aggregate Cash Consideration (the “Closing Cash Distribution”) and the Estimated Aggregate Stock Consideration (the “Closing Stock Distribution” and, together with the Closing Cash Distribution, the “Closing Distribution”) will be deposited with Continental Stock Transfer & Trust Company, another bank or trust company or other person (which could include AeroCentury) (the “Exchange Agent”) for distribution to the Converting Shareholders according to the Merger Agreement.

In addition, AeroCentury will make certain payments on behalf of JetFleet or the JetFleet shareholders as described below in “Merger Consideration — Other Closing Payments,” which payments will be part of the Consideration Adjustment Amount.
At Closing, each share of JetFleet common stock issued and outstanding immediately prior to the Effective Time held by Converting Shareholders will be cancelled and extinguished and converted automatically into the right to receive:
•
an amount in cash, without interest, equal to amount of the Closing Cash Distribution divided by the number of outstanding shares of JetFleet common stock held by Converting Shareholders;

•
a number of shares of AeroCentury common stock equal to the number of shares of AeroCentury common stock comprising the Estimated Closing Stock Distribution divided by the number of outstanding shares of JetFleet common stock held by Converting Shareholders;

•
the aggregate amount, if any, released from the Holdback Account plus any additional funds required to be paid by AeroCentury, in each case following the post-closing Merger Consideration adjustment as described below, divided by the number of outstanding shares of JetFleet common stock held by Converting Shareholders; and

•
the right to receive upon release from the Escrow Fund, the number of shares and the amount of cash released divided by the number of outstanding shares of JetFleet common stock held by Converting Shareholders.

Upon the terms and subject to the conditions set forth in the Merger Agreement, any shares of JetFleet common stock that are outstanding immediately prior to the Effective Time, held by a holder who has properly demanded appraisal of, or otherwise perfected dissenters’ rights with respect to such shares (“Dissenting Shares”) will not be converted into the right to receive the applicable portion of the Merger Consideration, but will instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Dissenting Shares pursuant to the California Corporations Code.
Escrow Accounts
There will be two escrow accounts established in connection with the Merger, both with Continental Stock Transfer Company as Escrow Agent, the Escrow Fund and the Holdback Account.
The Escrow Fund serves as partial security for certain indemnification obligations of the Converting Shareholders (those JetFleet shareholders who do not exercise dissenter’s rights under the California Corporations Code under the Merger Agreement) and for negative post-closing purchase price adjustments, if any, that cannot be fully satisfied out of the Holdback Account. The Escrow Fund will initially hold 10% of the Estimated Aggregate Cash Consideration and 10% of the Estimated Aggregate Stock Consideration (in each case excluding any of the Estimated Aggregate Cash Consideration and Estimated Aggregate Stock Consideration attributable to Dissenting Shares), and will be subject to subsequent increase or decrease base on the post-closing Merger Consideration adjustment procedure described below in “Merger Consideration—Post-Closing Adjustment of the Merger Consideration”. The stock and cash held in the Escrow Fund may be released to AeroCentury or other Indemnified Persons from time to time to cover any losses for which AeroCentury or other Indemnified Persons are entitled to recovery pursuant to the indemnification obligations pursuant to Article 8 of the Merger Agreement. In addition, if there are any negative post-closing adjustments to the Merger Consideration in excess of the amount of cash in the Holdback Account, such excess amount will be paid to AeroCentury out of the Escrow Fund as described below in “Merger Consideration — Post-Closing Adjustment of the Merger Consideration.” Claims will be first paid out from cash, then from the deposited AeroCentury common stock. If a claim is paid out in the form of AeroCentury common stock, each such share shall be valued at the Deemed Per Share Value of $17.79, regardless of the quoted market price of AeroCentury common stock on the stock exchange at the time such claim is paid out.
On or shortly after December 15, 2018, all cash and shares of AeroCentury common stock remaining in the Escrow Fund on December 15, 2018 will be distributed to the Converting Shareholders on a pro rata basis on such date, subject to amounts held in reserve in accordance with the Merger Agreement for indemnification claims made and unsatisfied as of such date, if any.
By consenting to the Merger, each JetFleet shareholder agreed, among other things, to the deduction from the Adjusted Consideration of the cash and stock to be deposited into the Holdback Account and the Escrow Fund and the rights of AeroCentury to collect from such accounts.
Reductions in Payments to Shareholders
Payments to JetFleet shareholders may be reduced as required by applicable law to reflect any required state, federal and foreign withholding taxes incurred with respect to such shareholder. AeroCentury will not pay any additional amounts with respect to any such withholding.
Other Closing Payments
At the Closing, AeroCentury will make certain payments on behalf of JetFleet or its shareholders as follows:
•
AeroCentury will deposit $50,000 (the “Shareholders’ Representative Expense Amount”) with the Shareholder Representative to fund permitted expenses of the Shareholder Representative in the course of performing its duties including, without limitation, expenses related to resolving disputes over the post-closing adjustment of the Merger Consideration and defending any claims for indemnification by AeroCentury or other Indemnified Persons.

•
AeroCentury will pay indebtedness of JetFleet (if any) pursuant to payoff letters provided by JetFleet, unpaid third-party expenses of JetFleet incurred in connection with the transactions, including accounting and legal fees rendered to JetFleet, if any, pursuant to instructions provided by JetFleet, and unpaid amounts owed to directors, employees and independent contractors of JetFleet that are payable as a result of the transactions, if any, pursuant to instructions provided by JetFleet.

Post-Closing Adjustment of the Merger Consideration
As soon as reasonably practicable following the Closing Date, and no more than 60 calendar days thereafter, AeroCentury is required to prepare and deliver to the Shareholder Representative AeroCentury’s good faith calculation of the Consideration Adjustment Amount and based on such calculation, the amount of Aggregate Cash Consideration, the Cash True-Up Amount (which will be equal to the difference between the Estimated Aggregate Cash Consideration and the Aggregate Stock Consideration), and the Cash Consideration Shortfall (which will be equal to the amount, if any, by which the absolute amount of a negative Consideration Adjustment exceeds the Aggregate Base Cash Consideration).

The Cash True-Up Amount and the Cash Consideration Shortfall (if any), as contained in AeroCentury’s calculations or established pursuant to dispute resolution procedures set forth in the Merger Agreement are referred to as the “Conclusive Cash True-Up Amount” and the “Conclusive Cash Consideration Shortfall.”
If the absolute amount of the Conclusive Cash True-Up Amount is less than or equal to $10,000, then the entire balance of the Holdback Account will be released to the Exchange Agent and distributed to the Converting Shareholders.
If the Conclusive Cash True-Up Amount is positive and exceeds $10,000, then (i) AeroCentury will deposit with the Exchange Agent an amount of cash equal to the Conclusive Cash True-Up Amount, (ii) the entire balance of the Holdback Account will be released to the Exchange Agent, (iii) and the aggregate amount of cash so paid or released to the Exchange Agent will be distributed to the Converting Shareholders.
If the Conclusive Cash True-Up Amount is negative and such negative amount exceeds $10,000, then (i) such negative amount (up to the balance of the Holdback Account) will be paid out of the Holdback Account to AeroCentury and (ii) any remaining balance in the Holdback Account will be released to the Exchange Agent and distributed to the Converting Shareholders.
Representations and Warranties
The Merger Agreement contains representations and warranties made by JetFleet to AeroCentury and Merger Sub, and representations and warranties made by AeroCentury and Merger Sub to JetFleet. The representations and warranties in the Merger Agreement and the description of them in this Confidential Information Statement should be read in conjunction with the other information provided elsewhere in this Confidential Information Statement. In particular, it should be noted that the representations and warranties made by the parties to each other in the Merger Agreement have been negotiated among the parties with the principal purpose of setting forth their respective rights with respect to their obligation to close the Merger should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. None of JetFleet, AeroCentury or Merger Sub undertakes any obligations to publicly release any revisions to the representations and warranties, except as required under U.S. federal or other applicable securities laws.
The representations and warranties made by JetFleet in the Merger Agreement are qualified by and include information in a disclosure schedule that JetFleet prepared for AeroCentury, and Merger Sub in connection with the Merger Agreement, which is referred to as the “JetFleet Disclosure Schedule.” The JetFleet Disclosure Schedule contains certain information that is required to be disclosed pursuant to the Merger Agreement and contains disclosure of certain information that is required to be disclosed to that JetFleet’s representations and warranties in the Merger Agreement, as modified by the JetFleet Disclosure Schedule, are accurate. The representations and warranties by JetFleet relate to a number of matters, including the following:
•
Organization and Subsidiaries

•
Capitalization

•
Subsidiaries

•
Financial Statements

•
Indebtedness

•
Undisclosed Liabilities

•
Legal Proceedings

•
Intellectual Property

•
Indebtedness with Affiliates

•
Absence of Changes since July 31, 2017

•
Employee Confidentiality Agreements

•
Corporate Documents

•
Tangible Personal Property

•
Real Property and Lease Agreements

•
Accounts and Other Receivables

•
Significant Contracts

•
Compliance with Laws, Including Anti-Corruption and Anti-Bribery Laws

•
Governmental Permits

•
Tax Matters

•
Employee/Labor Matters and Benefit Plans

•
Environmental Matters

•
Insurance

•
Authority, Binding Nature of Merger Agreement and Non-Contravention

•
Regulatory Compliance

•
No Financial Advisors

•
Consents

•
Matters related to Section 280G of the Internal Revenue Code

•
No Book Entry Shares

The representations and warranties by AeroCentury and Merger Sub, subject in some cases to specified exceptions and qualifications, relate to a number of matters, including the following:
•
Organization and Good Standing

•
Authority, Binding Nature of Merger Agreement and Non-Contravention

•
Merger Sub

•
Adequacy of Funds

•
Receipt of Fairness Opinion

•
No Brokers

Conduct of Business Pending the Merger
JetFleet has agreed in the Merger Agreement that, until the Effective Time, (i) it will conduct the business of JetFleet in ordinary course in all material respects; (ii) maintain and preserve substantially intact the business organization of JetFleet and its subsidiaries and the goodwill of those having business relationships therewith; and (iii) retain the services of the officers of JetFleet and its subsidiaries, and the key employees of JetFleet and its subsidiaries.
Subsequent to the execution of the Merger Agreement, JetFleet agreed to forebear on its right to receive certain fees otherwise owing from AeroCentury to JetFleet pursuant to the Management Agreement for all periods after March 31, 2018 and until August 15, 2018, provided that AeroCentury will still be required to reimburse JetFleet for certain expenses as required under the Management Agreement. If the Merger Agreement is terminated on or before August 15, 2018 or the JetFleet Acquisition otherwise does not close by August 15, 2018, this forbearance will end and AeroCentury will be obligated to pay all such fees that JetFleet agreed to forebear. If the JetFleet Acquisition closes on or before August 15, 2018, this forbearance will be deemed to be a permanent waiver of such fees and AeroCentury will not be required to pay such fees to JetFleet.

JetFleet has further agreed that, until the Closing, and with certain exceptions (including certain ordinary course activities) and except with AeroCentury’s prior written consent (the decision with respect to which is not to be unreasonably delayed), JetFleet will neither take nor agree to take any of the following actions:
•
issue, sell or deliver, or redeem purchase or otherwise acquire, any shares of JetFleet common stock or other equity or convertible securities of JetFleet or its subsidiaries;

•
issue any book-entry shares (including any book entry shares issuable in connection with any lost, stolen or destroyed stock certificates) or consent to or permit any transfers of shares of JetFleet common stock or other transaction that would result in the requirement for JetFleet to issue any book-entry shares;

•
other than the Pre-Closing Dividends, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of JetFleet common stock or equity securities of any JetFleet subsidiary;

•
split, combine, subdivide or reclassify any shares of JetFleet common stock or equity securities of any JetFleet subsidiary;

•
sell, transfer or encumber any of the assets that are material to the business JetFleet or its subsidiaries except in the ordinary course of business as currently conducted;

•
prematurely terminate, materially amend or knowingly waive any material right under any significant contract;

•
make any capital expenditures, except in the ordinary course of business, or if outside the ordinary course of business, in an amount in excess of  $50,000 in the aggregate;

•
make any acquisition of any material business or entity;

•
increase in any material manner the compensation of any the directors, officers or employees of JetFleet or its subsidiaries, or enter into, establish or amend any employment, bonus, incentive compensation, pension, retirement, severance, deferred compensation or other compensation or benefit plan for the benefit of any director or employee of JetFleet or its subsidiaries, other than: (i) as required pursuant to applicable law or governmental regulation or the terms of contracts in effect as of the date of the Merger Agreement; and (ii) increases in salaries, wages and benefits effected in the ordinary course of business and consistent with past practices;

•
commence a lawsuit or other similar legal proceeding, except: (i) for the routine collection of bills; (ii) where JetFleet determines in good faith that failure to commence such legal proceeding could result in the material impairment of a material right or asset of JetFleet or its subsidiaries; or (iii) in connection with an alleged breach of the Merger Agreement;

•
make or change any material election concerning taxes, other than any change or election made in the ordinary course of business, or amend any material tax return;

•
make any material changes in financial or tax accounting methods, principles or practices or change an annual accounting period, except to the extent required by a change in generally accepted accounting principles or any applicable law or governmental regulation;

•
amend JetFleet’s Articles of Incorporation or Bylaws, or equivalent documents of any of JetFleet’s subsidiaries; or

•
adopt a plan or agreement of complete or partial liquidation or dissolution.

Pre-Closing Covenants of the Parties
Following the execution of the Merger Agreement and prior to the Closing, AeroCentury and/or JetFleet are required to, among other things, use commercially reasonable efforts to effect the Merger and other transactions, provide access to information and keep such information confidential, obtain an audit of JetFleet’s financial statements, consult with each other before making certain public disclosures, make any required regulatory filings and obtain any required regulatory approvals, obtain any required consents under applicable law or contracts, including consent under JetFleet’s credit facility, file requisite tax returns, notification of certain legal proceeds that may be commenced or threatened, apply for the Permit and cooperate in connection therewith, distribute this Confidential Information Statement to JetFleet shareholders after the Permit is obtained, solicit and obtain the Required JetFleet Shareholder Consent, notify the JetFleet shareholders as required by applicable law after the Required JetFleet Shareholder Consent is obtained, cause the Escrow Agreement to be executed, and declare and make the Pre-Closing Dividends.
Supplemental Disclosure Schedules and Potential Termination of Merger Agreement
Following the execution of the Merger Agreement and prior to the Closing, JetFleet may, from time to time, update the JetFleet Disclosure Schedule (each such update, a “Supplemental Disclosure Schedule”) for any disclosure that (a) is the result of events or occurrences occurring after the date of the Merger Agreement, (b) is not the result of a breach by JetFleet of certain of its pre-Closing obligations and (c) is required to be included in the Disclosure Schedule to cause JetFleet’s representations and warranties in the Merger Agreement, when read in combination with the JetFleet Disclosure Schedule, to be true and correct as of the Closing Date. Any permitted Supplemental Disclosure Schedule will be deemed to modify and qualify the JetFleet’s warranties and representations as of the Closing. In the event that JetFleet provides AeroCentury with a permitted Supplemental Disclosure Schedule and AeroCentury accepts such Supplemental Disclosure Schedule by proceeding with the Closing, then AeroCentury and the Indemnified Persons will be barred from seeking indemnification for breaches of JetFleet’s representations and warranties without giving effect to the Supplemental Disclosure Schedule. JetFleet is required to deliver a Supplemental Disclosure Schedule to AeroCentury within three business days of JetFleet having knowledge of the facts, circumstances or other matters contained in such Supplemental Disclosure Schedule but in no event later than three business days prior to the Closing. In the event that JetFleet delivers a Supplemental Disclosure Schedule to AeroCentury, then AeroCentury may, within ten business days following such delivery (which ten-day period may be extended by agreement of JetFleet and AeroCentury), terminate the Merger Agreement unless such Supplemental Disclosure Schedule (i) does not include any information that evidences, and does not contain disclosure of any event, change, circumstance, state of facts or effect that individually or in the aggregate (together with information in all other Supplemental Disclosure Schedules) would be reasonably expected to result in a claim for indemnification by AeroCentury or other Indemnified Persons in an aggregate amount exceeding $300,000, (ii) does not disclose or evidence any inaccuracy or breach of certain specified representations (as defined hereinafter) made as of the date of the Merger Agreement (without modification or qualification by any Supplemental Disclosure Schedules) and (iii) does not evidence the occurrence of, among other things, a material adverse effect on the financial condition or business of JetFleet or an event or circumstance that would be reasonably expected to materially adversely affect or delay the ability of the parties to consummate the Merger.
Fairness Hearing
Upon the terms and subject to the conditions set forth in the Merger Agreement, AeroCentury and JetFleet have applied for and received a Permit to issue securities in exchange for outstanding securities from the California Commissioner (after a fairness hearing as contemplated by Sections 25121 and 25142 of the California Corporations Code), that provides for the issuance of the stock portion of the Merger Consideration to be exempt from qualification under the California Corporations Code and from registration under the Securities Act.
Commercially Reasonable Efforts of JetFleet to Obtain the JetFleet Shareholder Consent
After receipt of the Permit, JetFleet was required to solicit and use commercially reasonable efforts to obtain, and did so solicit and obtain, by written consent the Required JetFleet Shareholder Consent.

Indemnification of JetFleet Officers, Director and Employees; Insurance
AeroCentury is required to cause JetFleet, following the Closing, to honor, until the sixth anniversary of the Closing Date, the indemnification provisions of JetFleet’s pre-Closing Articles of Incorporation and Bylaws and any agreements existing as of the date of the Merger Agreement between JetFleet and its directors, officers, employees and agents (“JetFleet Indemnitees”), and to include the JetFleet Indemnitees as covered individuals under AeroCentury’s existing directors and officers liability insurance.
In addition, AeroCentury is required to indemnify the directors, offers and employees of JetFleet, until the sixth anniversary of the Closing Date, for certain actions or omissions, or alleged action or omissions, of such persons prior to or after the date of the Merger Agreement. To the extent permitted by the California Corporations Code, the foregoing indemnity shall not apply to actions or omissions, or alleged actions or omissions, in connection with, relating to or arising from the Merger, the Pre-Closing Dividends or any other transactions (“Merger-Related Claims”). AeroCentury is entitled to be indemnified by the Converting Shareholders for any and all Merger-Related Claims.
JetFleet has, as required by the Merger Agreement, purchased a $2,000,000 prepaid six-year directors and officers liability insurance policy (the “JetFleet D&O Tail Policy”).
Certain Post-Closing Covenants
Following the Closing, AeroCentury is required to, among other things, file certain post-closing tax returns, and AeroCentury and the Shareholders’ Representative are required to cooperate in connection with the filing of such tax returns and any audits of any pre- or post-Closing tax returns.
In addition, the parties to the Merger Agreement are required to use commercially reasonable efforts to (a) take, or cause to be taken, all further actions, (b) deliver to the other parties such further information and documents and (c) execute and deliver to the other parties such further instruments in each case as any other party may reasonably request in order to confirm the Merger and the other transactions contemplated by the Merger Agreement or to assure to any other party the benefits thereof; provided that the foregoing obligations shall not require any party to disclose any confidential information, violate any applicable laws, enter into, amend, terminate or breach any contracts or agreements, or initiate or participate in any lawsuits or other legal proceedings or actions.
Conditions to the Merger
The Merger Agreement contains a number of conditions applicable to some or all of the parties, which must, unless waived by the applicable parties, be satisfied prior to the Closing.
Conditions to Each Party’s Obligations:
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Receipt of the Required JetFleet Shareholder Consent, which includes the written consent of holders of  (i) at least a majority the shares of outstanding JetFleet common stock and (ii) at least a majority of the shares of JetFleet common stock not beneficially owned by Toni M. Perazzo, any other officers or directors of AeroCentury or any affiliate of any of the foregoing persons.

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Execution of an Escrow Agreement by the Escrow Agent and the Shareholder Representative.

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No pending or threatened action by a governmental authority seeking to restrain, prohibit or enjoin the consummation of the Merger.

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No injunction or other order preventing the Merger, and no inaction of any law making the Merger illegal.

Conditions to the Obligations of AeroCentury
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Accuracy of JetFleet’s representations and warranties, as modified by the JetFleet Disclosure Schedules and any Supplemental Disclosure Schedules (collectively, the “Final JetFleet Disclosure Schedule”) and compliance by JetFleet of its covenants.

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The Pre-Closing Stock Dividend of AeroCentury common stock shall have been made by JetFleet to its shareholders.

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AeroCentury shall have received payoff letters from each holder of indebtedness of JetFleet for borrowed money, if any, or person who has extended a credit facility to JetFleet, if any.

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No material adverse effect shall have occurred with respect to JetFleet.

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The Permit shall have been issued and no stop order suspending the Permit shall have been issued.

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Receipt of all required governmental consents, approvals and waivers, if any, and required consents under significant JetFleet contracts, if any.

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Toni M. Perazzo, a key employee and principal shareholder of JetFleet, shall have entered into a non-competition and non-solicitation agreement with AeroCentury; certain other key JetFleet employees shall have entered into non-solicitation agreements with AeroCentury; and none of the foregoing agreements shall have been revoked, rescinded or amended without AeroCentury’s consent.

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Toni M. Perazzo, no other JetFleet Key Employee of JetFleet, and no more than 10% of JetFleet’s other employees shall have terminated his or her employment with JetFleet or indicated his or her intention to discontinue employment following the Closing.

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The lenders under AeroCentury’s revolving credit facility (the “AeroCentury Credit Facility”) shall have approved the Merger as required under the AeroCentury Credit Facility.

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JetFleet shall have made the Pre-Closing Cash Dividend to the JetFleet shareholders such that it shall have cash and cash equivalents not in excess of the sum of  (i) $50,000 at Closing and (ii) an appropriate cash reserve (“Tax Reserve”) to cover tax liabilities arising from the Pre-Closing Stock Dividend, and the Pre-Closing Cash Dividends, and any other non-operational tax liability in such amount as agreed by JetFleet and AeroCentury.

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The number of shareholders exercising dissenter’s rights Chapter 13 of the California Corporations Code shall not exceed 7.5% of the outstanding shares of JetFleet common stock.

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The Pre-Closing Stock Dividend shall have been declared and paid.

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JetFleet’s pre-Closing cash on hand, after the payment of any Pre-Closing Cash Dividend, will not exceed the sum of  $50,000 plus a reserve for unpaid taxes.

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The negative amount of the Estimated Consideration Adjustment Amount, if any, shall not exceed $3,500,000.

Conditions to Obligations of JetFleet
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Accuracy of AeroCentury’s representations and warranties, and compliance by AeroCentury of its covenants.

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Satisfactory evidence that AeroCentury’s required Closing payments, including payments to the Exchange Agent and Escrow Agent, have been made.

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No material adverse effect shall have occurred with respect to AeroCentury.

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The fairness hearing shall have been held, and the Permit shall have been issued such that the stock component of the Merger Consideration shall constitute exempt securities within the meaning of Section 3(a)(10) of the Securities Act.

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No legal action shall have been commenced against AeroCentury or Merger Sub by a person other than a JetFleet Key Employee or an affiliate thereof seeking to prevent or enjoin the Merger and other transactions contemplated by the Merger Agreement.

Indemnification and Escrow
The Merger Agreement requires each Converting Shareholder to indemnify AeroCentury and the other Indemnified Parties (on a pro rata basis) based on shares held by such Converting Shareholder for any losses incurred by AeroCentury as a result of:
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Breaches of or inaccuracies in the representations and warranties of JetFleet made under the Merger Agreement, the closing compliance certificate to be delivered by JetFleet and the Escrow Agreement.

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Breaches of covenants in the Merger Agreement or the Escrow Agreement.

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Any third-party expense or change of control payments related to or arising from the Merger, or any closing indebtedness of JetFleet, that remains unpaid at Closing, to the extent not reflected in the calculation of the Closing Adjustment Amount.

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Unpaid taxes to extent not reflected in the calculation of the Closing Adjustment Amount.

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Any JetFleet shareholder or former shareholder of JetFleet asserting any claim relating to the Pre-Closing Dividends.

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Any inaccuracies in certain information to be provided by JetFleet regarding participants in the Escrow Account and Holdback Account.

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Any Merger-Related Claims.

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Any action or omission, or alleged action or omission, on the part of a JetFleet director, officer or employee that are not Merger-Related Claims (“Non-Merger D&O Claims”).

The liability of a Converting Shareholder for such indemnification obligation will be several and not joint, and such liability shall be limited to the Converting Shareholder’s pro-rata portion of the amounts in the Escrow Fund. If, however, the indemnification obligation arises from (i) a fraudulent or intentional misrepresentation by JetFleet; (ii) a breach of or inaccuracy in certain fundamental representations (“Fundamental Representations”) relating to due organization, capitalization, anti-bribery and anti-corruption laws, environmental liabilities, enforceability of the Merger Agreement or compensation owed to financial brokers; (iii) a breach of or inaccuracy in certain representations and warranties regarding taxes (“Tax Representations”) or (iv) breaches of Non-Merger D&O Claims, then the aggregate liability of a Converting Shareholder is limited to his, her or its pro-rata portion of the amounts in the Escrow Fund plus the aggregate after-tax amount of Merger Consideration received by such Converting Shareholder. Furthermore, the aggregate liability of the Converting Shareholders for Non-Merger D&O claims will be limited to $2,000,000 minus the aggregate policy limit under the JetFleet D&O Tail Policy (note, however, the policy limit on such policy was $2,000,000 as of the date of the Merger Agreement). There is no limit to the liability of a Converting Shareholder for fraud or intentional misrepresentation by that Converting Shareholder.
Except for claims for losses arising from breaches of Fundamental Representations or Tax Representations, no claim for indemnity may be made JetFleet or the other Indemnified Persons unless the aggregate amount of all significant claims (those that individually exceed $5,000) exceed $25,000, in which case JetFleet and the other Indemnified Persons may, subject to the limitations discussed above, recover all indemnifiable losses.

Escrow Accounts
There will be two escrow accounts established in connection with the Merger, both with Continental Stock Transfer Company as Escrow Agent, the Escrow Fund and the Holdback Account.
The Escrow Fund serves as partial security for certain indemnification obligations of the Converting Shareholders under the Merger Agreement. The Escrow Fund will hold 10% of the Estimated Aggregate Cash Consideration and 10% of the Estimated Aggregate Stock Consideration. The cash and stock held in the Escrow Fund may be released to AeroCentury from time to time to cover any losses for which AeroCentury or the other Indemnified Persons are entitled to recovery pursuant to the indemnification obligations pursuant to Article 8 of the Merger Agreement. If a claim is paid out in the form of AeroCentury common stock, such shares shall be valued at Deemed AeroCentury Per Share Value of $17.79, regardless of the quoted market price of AeroCentury common stock on the stock exchange at the time such claim is paid out. Any cash and shares of AeroCentury common stock remaining in the Escrow Fund on December 15, 2018 will be distributed to the Converting Shareholders on a pro rata basis on such date, subject to amounts held in reserve in accordance with the Merger Agreement for indemnification claims made and unsatisfied as of such date, if any.
The Holdback Account will be a short-term escrow account to fund any cash true-up obligation pursuant to Section 2.6 of the Merger Agreement, arising where an estimated Closing Adjustment was used in determining the Adjusted Consideration and the actual amount of such Closing Adjustments, as determined by a post-Closing audit was greater than the estimate. No cash true-up will be effected if the total adjustment is less than $10,000. If AeroCentury believes an adjustment is warranted, then it must notify the Shareholder Representative within sixty (60) days after the Closing Date. If the Shareholders’ Representative disputes the adjustment claim, then AeroCentury and the Shareholders’ Representative will attempt to resolve the dispute. If agreement cannot be reached, then the matter will be resolved by a neutral accounting arbitrator. If AeroCentury does not give notice of a claim against the Holdback Account by the date that is 60 days after the Closing Date, then the funds held in the account will be released pro rata to the Converting Shareholders.
Survival of Representations, Warranties and Covenants
The Merger Agreement provides that the representations and warranties made by JetFleet in the Merger Agreement will survive the Closing and remain in full force and effect until December 15, 2018, provided that, (i) the Fundamental Representations will remain operative and in full force for three years, (ii) the Tax Representations will survive until 90 days after the expiration of the applicable statute of limitations. No party will have any indemnification obligation for the breach or inaccuracy of any representation or warranty after the expiration of the applicable survival period, provided that if an indemnification claim is made with respect to any matter prior to the expiration of the applicable survival period, that claim shall survive until such claim is finally resolved or dispose of.
The covenants and obligations of the parties in the Merger Agreement (other than those covenants and obligations to be performed prior to the Closing) will survive the Closing and continue until all obligations with respect thereto shall have been performed or satisfied or shall have been terminated in accordance with their terms.
If the Merger is consummated, all covenants, agreements and obligations of the parties to the Merger Agreement shall expire and be of no further force or effect as of the Closing, except to the extent such covenants, agreements and obligations are to be performed after the Closing. No right to indemnification in respect of any claim based upon any breach of a covenant, agreement or obligation shall be affected by the expiration of such covenant, agreement or obligation.
Appointment of Shareholder Representative
In the event that the Merger is approved by the JetFleet shareholders, the JetFleet shareholders shall, without any further act of any shareholder, be deemed to have consented to and approved the appointment of Fortis as the Shareholder Representative, and the taking by the Shareholder Representative of any and all actions and the making of any and all decisions required or permitted to be taken by it, pursuant to the Merger Agreement, including the negotiation and settlement of indemnification claims as described in Article 8 of the Merger Agreement.

Termination of the Merger Agreement
The Merger Agreement may be terminated and the Merger may be abandoned prior to the Closing as follows:
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by the mutual written consent of JetFleet and AeroCentury;

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by JetFleet or AeroCentury if the Permit has not been obtained on or before April 25, 2018, the Merger shall not have been consummated on or before May 26, 2018 or there is a final non-appealable injunction or order restraining, prohibiting or enjoining the consummation of the Merger;

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by AeroCentury, if the JetFleet Shareholder Approval has not been obtained and delivered to AeroCentury within fifteen (15) business days after the Permit has been obtained, provided that if at the end of such 15-business day period, JetFleet is then using commercially reasonable efforts to obtain the JetFleet Shareholder Approval, AeroCentury may not terminate the Merger Agreement until the earlier of  (i) the date when JetFleet ceases to use commercially reasonable efforts to obtain JetFleet Shareholder Approval or (ii) that date that is 30 business days after the date the Permit was obtained;

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by JetFleet, if the JetFleet Shareholder Approval has not been obtained and delivered to Parent within 30 days after the Permit has been obtained, provided that JetFleet has been using commercially reasonable efforts to obtain the JetFleet Written Consent in such 30 business day period;

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by AeroCentury if, at any time prior to the Effective Time, the number of shares held by JetFleet Shareholders asserting dissenter’s rights under the California Corporations Code exceeds 7.5% of the number of outstanding shares of JetFleet common stock as of such time;

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by AeroCentury within ten business days following delivery of a permitted Supplemental Disclosure Schedule (which ten-day period may be extended by agreement of JetFleet and AeroCentury), unless such Supplemental Disclosure Schedule (i) does not include any information that evidences, and does not contain disclosure of any event, change, circumstance, state of facts or effect that individually or in the aggregate (together with information in all other Supplemental Disclosure Schedules) would be reasonably expected to result in a claim for indemnification by AeroCentury or other Indemnified Persons in an aggregate amount exceeding $300,000, (ii) does not disclose or evidence any inaccuracy or breach of certain specified representations made as of the date of the Merger Agreement (without modification or qualification by any Supplemental Disclosure Schedules) and (iii) does not evidence the occurrence of, among other things, a material adverse effect on JetFleet or an event or circumstance that would be reasonably expected to materially adversely affect or delay the ability of the parties to consummate the Merger;

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by JetFleet, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement by AeroCentury or Merger Sub or if any representation or warranty of AeroCentury or Merger Sub shall have become inaccurate, in either case, such that certain specified closing conditions would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, subject to a 30-day cure period, and provided that JetFleet is not then in material breach of any representation, warranty, covenant or agreement under the Merger Agreement; or

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by AeroCentury, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement by JetFleet or if any representation or warranty of JetFleet shall have become inaccurate, in either case, such that certain specified closing conditions would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, subject to a 30-day cure period, and provided that AeroCentury is not then in material breach of any representation, warranty, covenant or agreement under the Merger Agreement.

There are no termination fees payable upon a termination of the Merger Agreement, and the parties and their directors, officers or affiliates shall not have any liability to each other under the Merger Agreement as a result of such termination other than liability for willful and material breach of the Merger Agreement.

JetFleet’S Business
Corporate Information
JetFleet Holding Corp. was originally formed as “JetFleet Management Corp.,” a California corporation, on January 27, 1994. On May 27, 1998, the corporation was renamed “JetFleet Holding Corp.” JetFleet’s principal executive offices are located at 1440 Chapin Avenue, Suite 310, Burlingame, California. JetFleet’s phone number is (650) 340-1880.
JetFleet has one subsidiary, JetFleet Management Corp., a California corporation, which was incorporated as JetFleet Finance Corp. on December 1, 1995, and renamed “JetFleet Management Corp.” on June 8, 1998.
JetFleet Management Corp. has one subsidiary, 1314401 Alberta Inc., an Alberta Canada corporation doing business as “JetFleet Canada.”
Overview
JetFleet was founded to do business in the aircraft leasing and finance industry. Historically, its primary business was managing leased aircraft portfolios owned by investment syndications. Since 2004, JetFleet’s sole customer has been AeroCentury, pursuant to a Management Agreement entered into between AeroCentury and JetFleet at AeroCentury’s founding in 1997. In August 2015, JetFleet and AeroCentury entered into an amended and restated Management Agreement with a ten-year term.
In January 2016, the founder, and long-time President and Chairman of JetFleet (and also President and Chairman of AeroCentury), Neal D. Crispin passed away. He was succeeded by Mr. Crispin’s wife, Toni M. Perazzo, who currently serves as President, Chair, Treasurer and Secretary of JetFleet.
JetFleet had approximately 60 shareholders of record as of April 27, 2018.
JetFleet’s wholly-owned subsidiary JMC is a significant holder of AeroCentury common stock, holding 214,876 shares of AeroCentury common stock, which shares will be distributed by JetFleet to JetFleet’s shareholders immediately prior to consummation of the Merger in the Pre-Closing Stock Dividend provided that AeroCentury may grant a waiver permitting the Pre-Closing Stock Dividend to be paid after the Closing.
State of the Business
Revenue
JetFleet’s sole source of revenue is from management fees, acquisition and resale fees paid to JetFleet by AeroCentury under the Management Agreement. Management fees payable by AeroCentury are calculated based the net book value of the aircraft asset portfolio owned by AeroCentury. In return, JetFleet is responsible for payment of the salaries, bonus and benefits of employees, employment legal and attorney fees, travel expenses, office space, electronic infrastructure, and administrative expenses incurred in the provision of services to AeroCentury.
Employees
As of October 26, 2017, JetFleet had thirteen employees, all of whom were resident in the United States, except two of whom were Canadian, employed through JetFleet Canada. None of the employees are represented by a labor union or are subject to a collective bargaining agreement.
Facilities
JetFleet leases its Burlingame, California headquarters located at 1440 Chapin Avenue, Suite 310, pursuant to a lease expiring in June 2020.

Summary Selected Historical Financial Data of JetFleet
The following table sets forth certain of JetFleet’s financial data as of and for the years ended December 31, 2015 through December 31, 2017 and the quarter ended March 31, 2018. The data are derived from JetFleet’s financial statements on pages F-1 through F-54 are included in this proxy statement by reference.
JetFleet Holding Corp. Summary Financial Information
	Year Ended December 31, 2015 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2017	Quarter Ended March 31, 2018 (Unaudited)
	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Total Revenues	$6,466	$6,888	$7,023	$1,449,800
Total Expenses	$5,011	$5,296	$5,327	$1,140,700
Income Tax Expense	$537	$585	$481	$83,000
Net Income	$918	$1,007	$1,215	$226,100
Total Assets	$5,893	$6,437	$8,975	$8,877,300
Total Liabilities	$1,171	$1,180	$1,743	$1,101,900
Shareholders’ Equity	$4,722	$5,257	$7,232	$7,775,400
JetFleet did not pay any cash dividends during the fiscal years ended December 31, 2015 through December 31, 2017, and the quarter ended March 31, 2018 and JetFleet management has indicated that there is no intention of paying any cash dividends other than the Pre-Cash Dividend in connection with the JetFleet Acquisition. JetFleet does not have any equity compensation plans.
JetFleet Board of Directors
The following table sets forth information concerning the JetFleet Board of Directors:
Name	JetFleet Position	Biography
Toni M. Perazzo	Chairman, President, Secretary & Treasurer	Chief Financial Officer & Member, Board of Directors of AeroCentury Corp.
Christopher J. Hughes	Director and Vice President Finance	Tax Manager, AeroCentury Corp.
Hurdle H. Lee, III	Director	Co-founder, Chief Financial Officer & Secretary, NuCapital Inc. BV
Beneficial Ownership of Officers and Directors of JetFleet
As of March 31, 2018, the only officer or director of JetFleet who beneficially owned shares of JetFleet common stock was Toni M. Perazzo, who beneficially owned 202,727 shares of JetFleet common stock, which represents 55.97% of the total number of shares of JetFleet common stock then outstanding. Shares held by entities over which such officers and directors have sole or shared voting or investment power are included for purposes of this calculation.

Management’s Discussion and Analysis of
Financial Condition and Results of JETFLEET’s Operations
You should read the following discussion and analysis of JetFleet’s financial condition and results of operations together with the consolidated financial statements and the related notes included elsewhere in this proxy statement. The following discussion and analysis of JetFleet’s financial condition and results of operations contain forward-looking statements and involves numerous risks and uncertainties, including, but not limited to, those described in this proxy statement. Actual results may differ materially from those contained in any forward-looking statements.
Overview
JHC’s operations are carried out by its subsidiary, JetFleet Management Corp. (“JMC”) and JMC’s subsidiary, JetFleet Canada (“JFC”). Pursuant to a management agreement (the “Management Agreement”) with AeroCentury Corp. (“ACY”), JMC has agreed to provide management services for ACY’s aircraft and engine leasing portfolio. JMC is an integrated aircraft management, marketing and finance business, and has no customers other than ACY.
The Management Agreement was amended and extended in 2015, for a term that ends in 2025, Under the Management Agreement, ACY pays the following compensation to JMC: (i) a monthly fee based upon the net book value of ACY’s fleet under management, (ii) a fee paid in connection with the acquisition of aircraft, and (iii) a fee based upon the release or sale proceeds of aircraft.
Results of Operations
Overall, net income was up over 20% to $1.2 million in the fiscal year ended December 31, 2017 compared to $1.0 million in the 2016 fiscal year. The increase was related to a $100,000 reduction in tax expense in 2017 due to the one-time reduction in the corporate tax rate that resulted from enactment of the December, 2017 Tax Cuts and Jobs Act (the “Act”), offset by an increase in foreign taxes combined with a $140,000 increase in gross revenues in 2017.
Revenues for the year ended December 31, 2017 were 2% higher overall than in 2016, primarily as a result of an increase of over $900,000 in management fees that resulted from 2016 and 2017 additions to ACY’s aircraft fleet. This increase in management fees was partially offset by a $500,000 decrease in sales and re-lease fees in the year ended December 31, 2017 as compared to 2016, as well as two revenue items in 2016 that did not repeat in 2017: $150,000 of 2016 gain on sales of non-essential assets, and $110,000 of income from a partnership that terminated in 2016.
Total operating expenses for the 2017 year were almost unchanged from 2016. A $500,000 increase in salary and employee benefits in 2017 was mostly offset by a $350,000 decline in consulting and remarketing costs and a $45,000 reduction in professional fees. Advertising costs also declined by $25,000, and postage and delivery costs fell by nearly 90%, or $63,000.
Revenues in the first quarter of 2018 were $330,000 lower than the same period in 2017, principally as a result of  $270,000 of acquisition and re-sale fees earned in the 2017 period while none were earned in 2018; additionally, management fees declined period-to-period by $60,000 as a result of a lower book value of assets held by AeroCentury in the 2018 period.
Operating expenses increased $10,000 in the first quarter of 2018 compared to the first quarter of 2017; the most significant changes were increases of  $60,000 in salaries and employee benefits and $20,000 in general and administrative expenses in the 2018 quarter as compared to the 2017, offset by reductions of $40,000 in consulting fees and $25,000 in travel and entertainment costs.
Principally as a result of the decrease in revenue in the first quarter of 2018 period as compared to the same period in 2017 period, pre-tax profit was $340,000 lower in the 2018 period than in the 2017 period. Income taxes in the first quarter of 2018 were $170,000 lower than in the first quarter of 2017, both as a result of the lower pre-tax income in 2018 and as a result of the lower tax rate in 2018 that resulted from enactment of the Tax Cuts and Jobs Act of 2017. Net income in the first quarter of 2018 was $230,000 compared to $400,000 in the first three months of 2017.

Liquidity and Capital Resources
Other than small amounts of interest and dividend income, all of JHC’s income comes from its Management Agreement with ACY. Most of its cash expenditures are for employee salaries and benefits as well as general and administrative costs of running the office and satellite operations in connection with managing ACY’s business. In any given year, the principle differences between JHC’s net income and cash flow arise from timing differences between accrual of fee income from ACY and receipt of payments from ACY, as well as payroll accruals related to year-end bonuses and timing of income tax payments and deferred tax provisions.
JHC’s December 31, 2017 cash balance of  $4.9 million represents an increase of  $1.9 million when compared to December 31, 2016, which is the result of increased net income in 2017, a $500,000 decrease in the receivable from ACY, and a $310,000 increase in accrued payroll and employee benefits payable. These increases were partially offset by a $110,000 reduction in taxes payable and a one-time $240,000 non-cash deferred tax benefit in 2017 as a result of the Act.
JHC’s cash balance as of March 31, 2018 of  $4.3 million represents a decrease of  $0.6 million from December 31, 2017, which resulted principally from an $800,000 reduction in accrued payroll during the period, offset by the $200,000 of net profit.
There were no material investing or financing activities during 2017 or the first three months of 2018.
The most significant changes to JHC’s assets during the year ended December 31, 2017 resulted from (i) the $1.8 million increase in cash (largely as a result of operating profit), (ii) a $1.2 million increase in the value of the marketable securities (primarily ACY stock owned by JHC), and (iii) a decrease of over $500,000 in a receivable from ACY.
Total liabilities increased by $560,000 in 2017 compared to 2016, primarily due to the $310,000 increase in accrued payroll and employee benefits at year-end, the $240,000 increase in deferred tax liabilities, and an increase in accounts payable of  $120,000; these items were partially offset by a $110,000 decrease in taxes payable.
Equity increased $2.0 million in 2017 compared to 2016 as a result of the year’s net income of $1.2 million, combined with the $760,000 (after-tax) appreciation in value of marketable securities.
During the first quarter of 2018, the most significant changes in JHC’s assets were a $580,000 decrease in cash, a $400,000 increase in marketable securities, and a $90,000 increase in prepaid expenses and other assets. During the quarter, liabilities decreased by a total of  $640,000 as a result of a $810,000 decrease in accrued payroll from payment in the first quarter of bonuses accrued in 2017, offset by increases of  $55,000 in income taxes payable and $130,000 in deferred taxes.
Equity increased $540,000 in the first quarter of 2018 as a result of  $230,000 of net income and $320,000 of net other comprehensive income resulting from an increase in the share price of ACY stock held by JHC.
Outlook
JHC’s results are inextricably tied, by way of the Management Agreement, to those of ACY. Under the terms of AeroCentury’s credit facility with its lender, management fee payments by ACY to JHC are subordinated to payments owed to the credit facility lenders. Therefore, ACY must fully pay its periodic debt repayment obligations to the credit facility lenders before ACY can pay its management fee obligations to JHC. So long as ACY is successful in its leasing and financing activities, ACY should have sufficient revenue to pay its credit facility payments and its management and other fees payable to JHC under the Management Agreement, and JHC should continue to experience a stable and possibly growing revenue base.
Assuming JHC’s costs and expenses remain relatively stable, JHC’s revenue base should be sufficient to cover JHC’s operating and administrative costs and result in corresponding growth in JHC profitability. If, however, ACY experiences unanticipated losses that hamper its cash flow, or ACY is unsuccessful in maintaining and growing its credit facility and is unable to access other financing to fund growth of its asset portfolio, then JHC may be subject to possible difficulties in collecting its fees from ACY, and may experience stagnant or reduced revenue growth.

JHC does not rely on external credit facilities other than normal trade payables and revolving credit card financing of principally month-to-month travel expenses, and does not expect difficulty in maintaining such arrangements so long as collections from ACY remain sufficient to continue to meet its obligations.
In the longer term, there is no assurance that ACY will seek to renew the Management Agreement when it expires in 2025, or that JHC will be able to find adequate, suitable customers for the services it renders. This uncertainty represents a significant, long-term risk to the continuance of its business beyond the term of the Management Agreement with ACY.

Beneficial Ownership of AeroCentury’s common stock
The following table sets forth, based on information known to AeroCentury as of the Record Date, certain information with respect to those persons known to AeroCentury to be the beneficial owners (as defined by certain rules of the Commission) of more than five percent of the AeroCentury’s common stock, its only voting security, and the beneficial ownership of AeroCentury common stock by all directors, each of the executive officers named in the Summary Compensation Table presented in AeroCentury’s proxy statement for its annual meeting of shareholders filed with the Commission on March 23, 2018, and all current executive officers and directors of AeroCentury as a group (six persons).
Except as otherwise specified, the shares of AeroCentury common stock indicated are presently outstanding. The table also indicates, based on information known to AeroCentury as of the Record Date, the anticipated ownership of AeroCentury common stock of individuals described above immediately following the Closing. For purposes of post-Closing beneficial ownership of AeroCentury’s common stock, the chart below assumes that the JetFleet Pre-Closing Dividend occurs on the date of Closing.
The following table sets forth information regarding the beneficial ownership of AeroCentury’s common stock as of March 1, 2018, by: (i) each person or entity that is known to AeroCentury to own beneficially more than five percent of the outstanding shares of AeroCentury’s common stock; (ii) each director; (iii) each named executive officer; and (iv) all directors and executive officers as a group.
	As of March 1, 2018		As of Immediately Following the Closing
Name, Position & Address of Beneficial Owner	No. of Shares(1)	% of Common Stock(2)	No. of Shares(3)	% of Common Stock(4)
Michael G. Magnusson, President(5)	0	*	0	*
Toni M. Perazzo Director, Sr. Vice President-Finance, Secretary and Principal Stockholder(5)(6)(7)	366,554	25.9%	343,665	22.2%
Evan M. Wallach Director(5)	770	*	770	*
Roy E. Hahn Director(5)	0	*	0	*
David P. Wilson Director(5)	215	*	215	*
All directors and executive officers as a group (5 persons)	367,539	25.9%	344,650	22.3%
JetFleet Holding Corp. Principal Stockholder(8)	214,876	15.2%	0	*
Dimensional Fund Advisors LP(8)	77,485	5.5%	77,485	5.01%

*
Less than 1%

Footnotes to Security Ownership:
(1)
Except as indicated in the footnotes to this table, the stockholders named in the table are known to AeroCentury to have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership of shares is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after, March 1, 2018.

(2)
For purposes of calculating percentages, 1,416,699 shares, consisting of all of the outstanding shares of common stock (excluding AeroCentury treasury stock) outstanding as of March 1, 2018 was used.

(3)
Includes the number of shares beneficially owned as of March 1, 2018 plus shares to be issued in the Merger.

(4)
For purposes of calculating percentages, 1,545,985 shares, consisting of all of the outstanding shares of common stock (excluding AeroCentury treasury stock) outstanding as of March 1, 2018 plus 129,286 shares of common stock to be issued in the Merger was used.

(5)
The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(6)
Pre-Closing ownership includes 214,876 shares owned by JetFleet Management Corp., a wholly owned subsidiary of JetFleet Holding Corp., of which Ms. Perazzo is an officer, director and/or principal shareholder; 60,869 shares held by Stargate Trust, an irrevocable trust, of which Ms. Perazzo is a beneficial owner; 60,869 shares indirectly held by the ARC Trust, an irrevocable trust, of which a dependent child of Ms. Perazzo is the beneficiary; and 6,500 shares held in a joint tenancy account with such child.

(7)
Post-Closing ownership includes 366,554 shares as of March 1, 2018, (i) less 214,876 shares owned by JetFleet Management Corp. (which shares will be paid as a dividend to JetFleet shareholders in the Pre-Closing Dividend), and (ii) plus shares received in the Merger and shares received in the Pre-Closing Dividend. Such shares include 152,263 shares to be held by Stargate Trust, an irrevocable trust, of which Ms. Perazzo is a beneficial owner; 152,263 shares indirectly to be held by the ARC Trust, an irrevocable trust, of which a dependent child of Ms. Perazzo is the beneficiary; 6,500 shares held in a joint tenancy account with such child.

(8)
Pre-Closing ownership consists of 214,876 shares owned by a wholly owned subsidiary, JetFleet Management Corp., prior to the Closing. JetFleet Holding Corp., 1440 Chapin Avenue, Suite 310, Burlingame, CA 94010.

(9)
Based solely on a Schedule 13G filed with the Commission on December 31, 2017, Dimensional Fund Advisors LP has sole voting power and sole dispositive power with respect to 77,485 shares as of December 31, 2017. According to the Schedule 13G, Dimensional Fund Advisors LP, as an investment adviser, furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively referred to as the “Dimensional Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Fund. In its role as investment adviser, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may be deemed to be the beneficial owner of the shares of owned by the Dimensional Funds, but Dimensional and its subsidiaries disclaim beneficial ownership of such shares. Dimensional Fund Advisors LP, Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

STOCKHOLDER RIGHTS PLAN
In December 2009, the Board adopted a stockholder rights plan granting a dividend of one stock purchase right for each share of AeroCentury’s common stock outstanding as of December 18, 2009, and AeroCentury entered into a rights agreement dated December 1, 2009 in connection therewith. The rights[, which pursuant to the rights agreement are also applicable to all shares of AeroCentury common stock issued after December 18, 2009 and before the earlier of the “Distribution Date” (as defined in the rights agreement) and December 1, 2019, including the shares of AeroCentury common stock comprising the AeroCentury Stock Consideration, become exercisable only upon the occurrence of certain events specified in the rights agreement, including the acquisition of 15% of AeroCentury’s outstanding common stock by a person or group in certain circumstances. Each right allows the holder, other than an “acquiring person,” to purchase one one-hundredth of a share (a unit) of AeroCentury’s Series A Preferred Stock at an initial purchase price of  $97.00 under circumstances described in the rights agreement. The purchase price, the number of units of preferred stock and the type of securities issuable upon exercise of the rights are subject to adjustment. The rights expire at the close of business December 1, 2019 unless earlier redeemed or exchanged. Until a right is exercised, the holder thereof, as such, has no rights as a stockholder of AeroCentury, including the right to vote or to receive dividends. The rights plan and rights agreement are more fully described in AeroCentury’s Current Report on Form 8-K filed with the Commission on December 7, 2009.
Except for the rights plan summarized above, holders of AeroCentury’s common stock have no preemptive, subscription or similar rights.

Proposal 1
SHARE ISSUANCE PROPOSAL
This discussion of the JetFleet Acquisition, including the Merger and the issuance of the AeroCentury Stock Consideration, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.
General
At the Special Meeting, AeroCentury stockholders will be asked to approve the issuance of up to 129,286 shares of AeroCentury common stock, or the AeroCentury Stock Consideration, in connection with the JetFleet Acquisition.
For a summary of the JetFleet Acquisition, including the Merger, the Merger Agreement and the AeroCentury Stock Consideration, including the background of the JetFleet Acquisition, the factors considered by the Board and the AeroCentury Independent Directors, the Board’s reasons for approving the JetFleet Acquisition and recommending approval of the issuance of the AeroCentury Stock Consideration by AeroCentury stockholders, the opinion of Duff  & Phelps and related matters, see the sections entitled “The Merger Agreement” and “The JetFleet Acquisition” beginning on pages 54 and 26, respectively.
Votes Required for Approval and Board Recommendation
Under the Rule 710 and 712(a) of the NYSE American exchange and AeroCentury’s Bylaws, the affirmative vote of a majority of the shares of AeroCentury common stock voting on the Share Issuance Proposal must be voted in favor of the Share Issuance Proposal in order to approve Share Issuance Proposal, assuming a quorum is present.
If you mark “ABSTAIN” on your proxy card, fail to either submit a proxy or vote by in person at the Special Meeting, or fail to instruct your bank or broker how to vote with respect to the JetFleet Acquisition proposal, it will have no effect upon the JetFleet Acquisition proposal.
The Board recommends that you vote “FOR” the approval of the Share Issuance Proposal.

Proposal 2
AdjouRnment Proposal
Authority to Adjourn the Special Meeting
If at the Special Meeting of stockholders there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, we intend to move to vote on the Adjournment Proposal. For example, the AeroCentury Board may make such a determination if the number of shares of AeroCentury common stock represented and voting in favor of the proposal to approve the Share Issuance Proposal at the Special Meeting is insufficient to approve that proposal, in order to enable AeroCentury to solicit additional proxies in order to obtain approval of the Share Issuance Proposal by our stockholders. If the Board determines that it is necessary, we will ask our stockholders to vote only upon the Adjournment Proposal and not the Share Issuance Proposal.
In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of the Adjournment Proposal. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Share Issuance Proposal to defeat that proposal, we could adjourn the Special Meeting without a vote on the Share Issuance Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Issuance Proposal.
Vote Required for Approval and Board Recommendation
The affirmative vote of a majority of the shares of AeroCentury common stock voting on Adjournment Proposal must be voted in favor of the Adjournment Proposal in order to approve the Adjournment Proposal, assuming a quorum is present.
The AeroCentury Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

Deadline for Submission of Stockholder Proposals to be Presented at
the 2019 Annual Meeting of AEROCENTURY Stockholders
Requirements for Stockholder Proposals to be Brought Before the 2019 Annual Meeting
For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of AeroCentury. To be timely for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), notice of stockholder proposals must be delivered to, or mailed and received by, the Secretary of AeroCentury at the principal executive offices of AeroCentury between November 22, 2018 and December 22, 2018. A stockholder’s notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of AeroCentury’s common stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (vi) certain other detailed information as set forth in Section 7.11 of the Bylaws of AeroCentury, which information is designed to uncover undisclosed relationships, interests or potential biases that could affect how AeroCentury and/or its stockholders may understand or react to a proposal.
Requirements for Director Nominations for the 2019 Annual Meeting
For nominations by a stockholder for election to the Board of Directors to be properly brought before an annual meeting of stockholders, the stockholder must have given timely notice thereof to AeroCentury not later than the close of business on November 22, 2018. Article II, Section 4 of the Amended and Restated Bylaws sets forth certain comprehensive information required to be included in that notice. These provisions are designed to uncover undisclosed relationships, interests or potential biases that could affect how AeroCentury and/or its stockholders may understand or react to a nomination.
Requirements for Stockholder Proposals to be Considered for Inclusion in AeroCentury’s Proxy Materials.
In order to be considered for inclusion in AeroCentury’s proxy materials for the 2019 meeting, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at AeroCentury’s 2019 Annual Meeting must be received by AeroCentury not later than November 22, 2018.

Where You Can Find More Information; Incorporation by Reference
AeroCentury files annual, quarterly and current reports, proxy statements and other information with the Commission. You may read and copy any of this information at the Commission’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 or 202-942-8090 for further information on the public reference room. The Commission also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including AeroCentury, who file electronically with the Commission. The reports and other information filed by AeroCentury with the Commission are also available at AeroCentury’s website. The address of the site is: http://www.aerocentury.com/corporate_highlights.php. The web addresses of the Commission and AeroCentury have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.
In addition, the Commission allows AeroCentury to “incorporate by reference” certain information into this proxy statement, which means that AeroCentury can disclose important information to its shareholders by referring its shareholders to other documents that AeroCentury filed separately with the Commission. AeroCentury shareholders should consider the incorporated information as if AeroCentury reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.
This proxy statement incorporates by reference the documents listed below that AeroCentury has previously filed with the Commission and any future filings made with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the date of the Special Meeting (excluding any information “furnished” but not “filed”). These documents contain important information about AeroCentury, its financial condition or other matters.
•
AeroCentury’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Commission on March 16, 2017.

•
The information in the AeroCentury’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on March 23, 2018, to the extent that information included therein is deemed “filed” with the Commission under the Securities Exchange Act of 1934, as amended.

JETFLEET AUDITED FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2017
Independent Auditor’s Report
Board of Directors
JetFleet Holding Corp. and Subsidiaries
Burlingame, California
We have audited the accompanying consolidated financial statements of JetFleet Holding Corp. and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2017, and the related consolidated statements of operations, comprehensive income, shareholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of JetFleet Holding Corp. and Subsidiaries as of December 31, 2017, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ BDO USA, LLP
June 11, 2018

JetFleet Holding Corp. and Subsidiaries

Consolidated Balance Sheet
December 31, 2017
ASSETS
Assets:
Cash and cash equivalents	$4,866,000
Marketable securities	3,407,600
Receivable from affiliates	496,600
Accounts receivable	3,400
Taxes receivable	24,600
Note receivable	32,800
Prepaid expenses and other assets	121,300
Equipment (net of accumulated depreciation of $62,200)	22,700
Total assets	$8,975,000
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$202,300
Accrued payroll	908,400
Income taxes payable	600
Deferred tax liabilities	631,900
Total liabilities	1,743,200
Shareholders’ equity:
Series A Redeemable Preferred stock, 200,000 shares authorized, no shares issued and outstanding	—
Common stock, no par value, 1,000,000 shares authorized, 362,194 issued and outstanding	1,261,600
Retained earnings	4,267,100
Accumulated other comprehensive income:
Foreign currency translation adjustments	300
Unrealized gain on marketable securities	1,702,800
Total shareholders’ equity	7,231,800
Total liabilities and shareholders’ equity	$8,975,000

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Operations
For the year ended December 31, 2017
Revenues:
Management fees	$6,109,100
Acquisition and remarketing fees	901,600
Dividends, interest and other income	12,700
Total revenues	7,023,400
Costs and expenses:
Salaries and employee benefits	3,459,700
Rent	423,600
Consulting fees	524,700
Travel, meals and entertainment	334,500
Interest	19,600
General and administrative	564,600
Total costs and expenses	5,326,700
Income before income taxes	1,696,700
Income tax expense	481,400
Net income	$1,215,300

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Comprehensive Income
For the year ended December 31, 2017
Net income	$1,215,300
Other comprehensive income, net of tax:
Foreign currency translation adjustments	300
Unrealized gain on securities	759,200
Other comprehensive income	759,500
Comprehensive income	$1,974,800

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Shareholders’ Equity
For the year ended December 31, 2017
	Common Stock Number of Shares	Common Stock Amount	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2016	362,194	$1,261,600	$3,319,200	$676,200	$5,257,000
Net income	—	—	1,215,300	—	1,215,300
Foreign currency translation adjustments, net of tax expense of $100	—	—	—	300	300
Unrealized gain on securities, net of tax expense of $481,300	—	—	—	759,200	759,200
Reclassification of stranded tax effects pursuant to ASU 2018-02	—	—	(267,400)	267,400	—
Balance at December 31, 2017	362,194	$1,261,600	$4,267,100	$1,703,100	$7,231,800

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Cash Flows
For the year ended December 31, 2017
Operating activities:
Net income	$1,215,300
Adjustments to reconcile net income tonet cash provided by operating activities:
Depreciation	5,300
Deferred income taxes	(243,900)
Changes in operating assets and liabilities:
Receivable from affiliates	517,100
Accounts receivable	6,900
Taxes receivable	(24,600)
Prepaid expenses and other assets	(17,100)
Accounts payable and accrued liabilities	121,900
Accrued payroll	310,400
Income taxes payable	(106,300)
Net cash provided by operating activities	1,785,000
Investing activities:
Investment in capital assets	(11,000)
Repayments on note receivable	8,700
Net cash used in investing activities	(2,300)
Net increase in cash and cash equivalents	1,782,700
Exchange gains on cash and cash equivalents	500
Cash and cash equivalents, beginning of period	3,082,800
Cash and cash equivalents, end of period	$4,866,000
Supplemental disclosures of cash flow information:
Cash paid during the year for:
Income taxes	$790,200
Foreign taxes	600
See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017
1.   Organization and Business of the Company
Organization
JetFleet Holding Corp. and Subsidiaries (“JHC” or the “Company”) was incorporated in the state of California on January 27, 1994. As of December 31, 2017, all of the outstanding common stock of JHC was owned indirectly through trusts by Toni M. Perazzo and Abigail Crispin (Ms. Perazzo’s dependent child), and by shareholders not affiliated with JHC or its subsidiaries.
JHC owns all of the outstanding common stock of JetFleet Management Corp (“JMC”). JMC owns all of the outstanding common stock of 1314401 Alberta Inc. (“JetFleet Canada”) and owned all the membership interests of JetFleet Management USVI LLC (“JMC USVI”) until June 30, 2017, when it was liquidated and dissolved.
Business of the Company’s Subsidiaries
The Company was formed to build an integrated aircraft management, marketing and financing business. In August 2015, the Company extended its management agreement with AeroCentury Corp. (“ACY”) for ten years. The new management agreement expires in August 2025, and the Company remains responsible for the selection of assets to be acquired by ACY and the leasing, re-leasing and/or subsequent sale of assets owned by ACY. The Company is entitled to acquisition fees, re-sale and re-lease fees and management fees in connection with these activities.
As mentioned above, JetFleet Canada is a subsidiary of JMC. Based in Calgary, Alberta, Canada, JetFleet Canada provides aircraft management and technical services for the Company and its affiliates.
JMC USVI was a subsidiary of JMC, based in St. Thomas, U.S. Virgin Islands (“USVI”). JMC had an agreement with JMC USVI for consulting services and to operate office space in the U.S. Virgin Islands for use by JMC. In 2016, JMC ceased payment of consulting fees and initiated closing JMC USVI’s office in the Virgin Islands. JMC USVI distributed all its assets to JMC and was dissolved on June 30, 2017.
2.   Summary of Significant Accounting Policies
Basis of Presentation
Financial information for the Company is presented on a consolidated basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”) based upon the continuation of the business as a going concern.
Principles of Consolidation
These financial statements reflect the consolidation of JHC’s results with those of its wholly owned subsidiaries, JMC, JetFleet Canada and JMC USVI. All intercompany balances and transactions have been eliminated in consolidation.
Use of estimates
The Company’s consolidated financial statements have been prepared in accordance with GAAP. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumption that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable for making judgments that are not readily apparent from other sources.
The most significant estimates with regard to these consolidated financial statements are the estimated value of marketable securities and the accounting for income taxes.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

2.   Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents
The Company considers highly liquid investments readily convertible into known amounts of cash, with original maturities of three months or less, as cash equivalents.
Fair Value of Financial Instruments
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs, to the extent possible. The standard describes a fair value hierarchy based on three levels of inputs. The first two are considered observable and the last unobservable.
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs other than Level 1 that are observable either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
Assets and Liabilities Measured and Recorded at Fair Value on a Recurring Basis
The following table shows by level, within the fair value hierarchy, the Company’s assets at fair value:
	December 31, 2017
	Total	Level 1	Level 2	Level 3
Marketable securities	$3,407,600	$3,274,700	$0	$132,900
Money market funds	273,000	273,000	0	0
Total	$3,680,600	$3,547,700	$0	$132,900

As of December 31, 2017, there were no liabilities that were required to be measured and recorded at fair value on a recurring basis. During the year ended December 31, 2017, there were no transfers in or out of Level 3 securities.
Fair Value of Other Financial Instruments
The Company’s financial instruments, other than cash, consist principally of cash equivalents, accounts receivable, marketable securities, and accounts payable. The fair value of cash equivalents, accounts receivable and accounts payable approximates the carrying value of these financial instruments because of their short-term nature.
Marketable securities are stated at fair value as of the balance sheet date. The Company measures the fair values of investments in Level 1securities using the last quoted sales price from the primary exchange where the security is traded. The Company classifies its marketable equity securities as available for sale. Realized gains and losses, determined using the first in, first out (FIFO) method are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

2.   Summary of Significant Accounting Policies (continued)

For the year ended December 31, 2017, the Company had a gross unrecognized gain on its marketable equity securities available for sale of  $2,364,400. From inception to December 31, 2017, the Company had the following cumulative gross unrealized gains on marketable equity securities available for sale:
Description	Total Cost	Fair Market Value	Gross Unrealized Gain
Cumulative gross unrealized gains on marketable securities	$1,043,300	$3,407,600	$2,364,400

At December 31, 2017, the Company held 214,876 shares of ACY common stock. The Company’s investment in ACY is recorded at fair value and classified within Level 1 because it is listed on the NYSE American Exchange where its value is based on quoted market prices in active markets.
At December 31, 2017, the Company owned 121 shares of Uniform Components non-voting preferred stock. The Uniform Components non-voting preferred stock has a cumulative preferred annual dividend of 10% and a liquidation value of  $1,000 per share, but may not be liquidated before January 1, 2019. Because the Company owns a minority share of non-voting preferred stock, Uniform Components results are not consolidated with those of the Company.
The Company’s investment in Uniform Components non-voting preferred stock has been classified within Level 3 due to unobservable inputs and infrequent trading. When observable prices are not available for these securities, the Company measures their fair value using the income valuation approach, for which sufficient and reliable data is available. The use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Pursuant to the income valuation approach, the Company estimates the Uniform Components non-voting preferred stock’s fair market value based on the estimated net present value of future dividends, the January 1, 2019 liquidation value and a 2.0% interest rate.
Note Receivable
The note receivable is carried at its estimated collectible amount. The Company received the note receivable in July 2014 from an outside consultant in exchange for a cash loan. Interest income on the note receivable is recognized using the interest method.
Equipment and Depreciation
The Company’s interests in equipment are recorded at cost and depreciated using the straight-line method over five years.
Income taxes
As part of the process of preparing the Company’s consolidated financial statements, management is required to estimate income taxes in each of the jurisdictions in which the Company operates. This process involves estimating the Company’s current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and GAAP purposes. These differences result in deferred tax assets and liabilities that are included in the consolidated balance sheet. Management must also assess the likelihood that the Company’s deferred tax assets will be recovered from future taxable income, and, to the extent management believes it is more likely than not that some portion or all of the deferred tax assets will not be realized, the Company must establish a valuation allowance. To the extent the Company establishes a valuation allowance or changes the allowance in a period, the Company reflects the corresponding increase or decrease within the tax provision in the consolidated statement of operations. Significant management judgment is required in determining the Company’s

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

2.   Summary of Significant Accounting Policies (continued)

future taxable income for purposes of assessing the Company’s ability to realize any benefit from its deferred taxes. The Company records non-income based sales, use, property, value added and franchise taxes as general and administrative expense in the consolidated statement of operations.
In early 2018, ASU 2018-02 was adopted by the FASB, providing that reporting entities could elect to reclassify “stranded tax effects,” resulting from a reduction in the tax rate provided for in the Tax Cuts and Jobs Act in 2017, from accumulated comprehensive income to retained earnings. The Company has elected to early adopt such provisions and, as such, while the reduction in deferred tax liabilities associated with such reduction are included in the current year tax provision, the amount of such reduction has been reclassified from accumulated comprehensive income to retained earnings, as shown in the Company’s Consolidated Statement of Shareholders’ Equity.
Common Stock
On December 31, 2017, the Company had 362,194 shares of common stock outstanding.
Comprehensive Income
The Company reports unrealized gains and losses from marketable securities in comprehensive income. In addition, for the Company’s foreign subsidiary where the functional currency is the Canadian dollar, monetary assets and liabilities are translated at year-end exchange rates while non-monetary items are translated at historical rates. Income and expense accounts are translated at the average rates in effect during the year.
Foreign Currency
The reporting currency of the Company is the U.S. dollar. The functional currency of JetFleet Canada is the Canadian dollar. The balance sheet of the Company’s foreign subsidiary is translated at the December 31, 2017 rate of exchange, and the statement of operations is translated at the average exchange rate for the period January 1, 2017 through December 31, 2017. Gains or losses resulting from translating foreign currency financial statements are included in accumulated other comprehensive income.
Revenue Recognition
The Company recognizes income earned from services provided to ACY pursuant to a management agreement. The Company receives a monthly management fee based on the net asset value of ACY’s assets under management by the Company. The Company records the monthly management fee at the end of each month. The Company also receives an acquisition fee for locating assets for ACY and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets. The Company’s policy is to record acquisition fees on the date ACY completes the acquisition of aircraft assets and to record remarketing fees on the date a sale or re-lease of ACY’s assets occurs.
Concentration of Revenues
All of the fees earned by the Company are derived from aviation assets owned by ACY, which are leased to customers in countries around the world. Related party issues between the Company and ACY are discussed in footnote 9.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

3.   Commitments
The Company leases its office space under a lease expiring June 30, 2020 and a storage facility on a monthly basis. The monthly lease commitment for the office space includes an amount for base rent and operating expenses. The Company estimates that the future minimum lease commitments for its office space and storage facility are as follows:
Year Ended December 31:	Amount
2018	$440,300
2019	442,000
2020	222,600
Total	$1,104,900

The Company has a contractual obligation to pay a certain amount of operating expenses (utilities and insurance costs) that are included in office rent expense. The projected annual rent expenses shown above for the periods 2018 through 2020 are based on periodic increases to the base rental rate per the lease and operating expense amounts in effect at December 31, 2017. The lease allows for a 2% increase to monthly operating expenses beginning on January 1, 2017, but since no increase occurred it was not reflected in the estimated operating expenses for 2018. The lease also allows for a 2% increase in monthly operating expenses beginning on January 1, 2019, which is reflected in future minimum lease commitments for 2019 and 2020. Total rent expense for the year ended December 31, 2017, which included rent for a storage facility rented on a monthly basis, was $423,600.
4.   Income tax provision
The components for the provision for income taxes for the year ended December 31, 2017 were as follows:
Current tax provision:
Federal	$552,400
State	106,300
Foreign	66,600
Current tax provision	725,300
Deferred tax provision:
Federal	$2,300
State	500
Foreign	1,300
Net legislative change in corporate tax rate	(246,400)
Change in valuation allowance	(1,600)
Deferred tax provision	(243,900)
Total provision for income taxes	$481,400

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

4.   Income tax provision (continued)

Total income tax expense differs from the amount that would be provided by applying the statutory federal income tax rate to pretax earnings as illustrated below:
Income tax expense at thestatutory federal income tax rate	$576,900
State tax expense net of federal benefit	66,500
Non-deductible expenses	19,500
Non-taxable income	(3,200)
Net legislative change in corporate tax rate	(246,400)
Foreign tax on Canadian operations	66,000
Other tax rate differences	3,700
Change in valuation allowance	(1,600)
Total income tax provision	$481,400

Temporary differences and carry-forwards that gave rise to a significant portion of deferred tax assets and (liabilities) as of December 31, 2017 are as follows:
Gross deferred tax assets:
Franchise taxes	$20,600
Deferred compensation	15,400
Deferred tax assets	36,000
Valuation allowance	—
Net deferred tax asset	36,000
Gross deferred tax liabilities:
Unrealized gains on securities	(661,700)
Depreciation and impairment	(6,200)
Net deferred tax liabilities	$(631,900)

JetFleet Canada is a Canadian corporation subject to tax in Canada and JMC USVI was a Virgin Islands limited liability company taxed as a corporation in the Virgin Islands. Accordingly, the provision for income taxes for these subsidiaries is reflected in the Company’s consolidated financial statements and includes foreign taxes currently payable and changes in deferred tax assets and liabilities.
Deferred federal income taxes arise from temporary differences between the valuation of assets and liabilities as determined for financial reporting purposes and federal income tax purposes and are measured at enacted tax rates. As of December 31, 2016, the Company measured its deferred tax items at an effective federal tax rate of 34%. On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Act”) was signed into law. Among other things, the Act reduced the Company’s corporate federal tax rate to a flat 21% for years after 2017 and requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred. The Act also establishes new taxes on certain foreign-sourced earnings.
As of December 31, 2017, the Company’s deferred tax items have been re-measured and adjusted based on the new federal tax rate of 21%, which is the rate at which they are expected to reverse in subsequent years, and an additional income tax benefit of  $246,400 has been recognized from the legislative change in corporate tax rate.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

4.   Income tax provision (continued)

Utilization of the deferred tax assets may be subject to a substantial annual limitation due to ownership change limitations that could occur in the future, as required by the Internal Revenue Code Section 382, as well as similar state provisions. In general, an “ownership change,” as defined by the code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups.
The Company has not established a valuation allowance at December 31, 2017 for its deferred tax assets because the Company believes that it is more likely than not that it will have sufficient future taxable income (including the reversal of temporary differences) to realize the tax benefits from such assets.
Pursuant to ASU 2018-02, the Company has elected to apply the option to reclassify the tax effects from the Act related to the appreciation of its investment in marketable securities on such date, from accumulated other comprehensive income to retained earnings. The amount of the reclassification, $267,400, is the difference between the amount initially charged or credited directly to other comprehensive income at the previously enacted federal corporate income tax rate and the amount that would have been charged or credited directly to other comprehensive income by applying the newly enacted 21% rate.
The Company accounts for interest related to uncertain tax positions as interest expense and for income tax penalties as tax expense. As of December 31, 2017, the Company has accrued $65,400 of tax and penalties and $19,600 of interest in accounts payable and accrued liabilities related to unrecognized tax benefits on its Canadian operation, all of which were recorded in the current year and are recorded through the Company’s Consolidated Statements of Operations and Comprehensive Income. The Company does not anticipate any significant changes to the unrecognized tax benefits within twelve months of this reporting date.
All of the Company’s tax years remain open to examination other than as barred in the various jurisdictions by statutes of limitation.
5.   Acquisition by AeroCentury Corp.
In October 2017, the Company and ACY entered into an Agreement and Plan of Merger (the “Merger Agreement”) for the acquisition of the Company by ACY in a reverse triangular merger (the “Merger”) for consideration of  $3.5 million in cash and 129,286 shares of common stock of ACY, subject to adjustment as provided in the Merger Agreement. ACY submitted an application to the State of California Department of Business Oversight (the “DBO”) for a permit (the “Permit”) to issue securities to the Company’s shareholders in the Merger, which Permit was issued on February 22, 2018 after a hearing with the DBO. The Company’s shareholders approved the acquisition of the Company by ACY on March 14, 2018. It is anticipated that the closing will occur in the second quarter of 2018, upon the fulfillment of several conditions, including votes in favor of the Merger by certain specified constituencies of ACY’s shareholders. The Company is evaluating the accounting for the Merger.
6.   Concentration of Credit Risk
The Company maintains its cash and cash equivalents at various financial institutions, where they are insured by the Federal Deposit Insurance Corporation (“FDIC”) and the Securities Investor Protection Corporation (“SIPC”) up to $250,000. The balances of these accounts from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. At December 31, 2017, the amount over FDIC and SIPC limits was approximately $4,042,600.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
December 31, 2017

7.   Accumulated Comprehensive Income
	Before-tax Amount	Tax (Expense)	Net-of-tax Amount
Foreign currency translation adjustments	$400	$(100)	$300
Unrealized gains on securities	2,364,400	(661,600)	1,702,800
Total accumulated comprehensive income	$2,364,800	$(661,700)	$1,703,100

8.   Retirement plan
The Company maintains a qualified defined contribution salary deferral profit sharing plan for U.S. employees. An employee must be at least 21 years of age to participate in this plan. This plan permits employees to defer up to 15% of their salary based on strict IRS guidelines. Participants are always 100% vested in their salary deferral contributions. Participants vest in the matching Company contributions ratably over two years. The Company made matching contributions to this plan for the year ended December 31, 2017 of  $56,500.
9.   Related Party Transactions
The Company’s subsidiary, JMC, an integrated aircraft management, marketing and financing business, manages and administers a portfolio of leased aircraft assets owned by ACY pursuant to a management agreement which expires in August 2025. Certain officers of the Company are also officers of ACY and hold significant ownership positions in both ACY and the Company. JMC also receives an acquisition fee for locating assets for ACY and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets. During the year ended December 31, 2017, JMC received management fees of $6,109,100 and acquisition fees of  $850,500. Also, during 2017, JMC received remarketing fees of  $51,100 from ACY.
10.   Subsequent Events
The Company has evaluated events occurring through June 11, 2018 the date the financial statements were available to be issued. In March 2018, the Company received approval by the Company’s shareholders and by California regulatory authorities to merge with a subsidiary of ACY. Under the merger agreement, the Company’s shareholders expect to receive $3.5 million in cash and 129,286 shares of ACY common stock, subject to various adjustments at closing, in return for all the outstanding capital stock of the Company.
In April 2018, the Company agreed to forebear its right to receive certain fees otherwise owed by ACY to the Company pursuant to the Management Agreement for all periods after March 31, 2018 and until August 15, 2018, provided that the ACY will still be required to reimburse the Company for certain expenses as required under the Management Agreement. If the Merger Agreement is terminated on or before August 15, 2018 or the Merger otherwise does not close by August 15, 2018, this forbearance will end and ACY will be obligated to pay all such fees that the Company agreed to forebear. If the Merger closes on or before August 15, 2018, this forbearance will be deemed to be a permanent waiver of such fees and the ACY will not be required to pay such fees to the Company.
There are no other events that require recording or disclosure in the financial statements for the year ended December 31, 2017.

JETFLEET Audited Consolidated Financial Statements
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2016
Independent Auditor’s Report
Board of Directors
JetFleet Holding Corp. and Subsidiaries
Burlingame, California
We have audited the accompanying consolidated financial statements of JetFleet Holding Corp. and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of operations, comprehensive income, shareholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of JetFleet Holding Corp. and Subsidiaries as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.
/s/ BDO USA, LLP
October 23, 2017

JetFleet Holding Corp. and Subsidiaries

Consolidated Balance Sheet
December 31, 2016
ASSETS
Assets:
Cash and cash equivalents	$3,082,800
Marketable securities	2,167,100
Receivable from affiliates	1,013,700
Accounts receivable and other receivables	10,300
Note receivable	41,500
Prepaid expense and other assets	104,200
Equipment (net of accumulated depreciation of $56,200)	17,100
Total assets	$6,436,700
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable	$80,400
Accrued payroll	598,000
Taxes payable	106,900
Deferred tax liabilities	394,400
Total liabilities	1,179,700
Shareholders’ equity:
Series A Redeemable Preferred stock, 200,000 shares authorized, no shares issued and outstanding	—
Common stock, no par value, 1,000,000 shares authorized, 362,194 issued and outstanding	1,261,600
Retained earnings	3,319,200
Accumulated other comprehensive income:
Foreign currency translation adjustments	100
Unrealized gain on securities	676,100
Total shareholders’ equity	5,257,000
Total liabilities and shareholders’ equity	$6,436,700

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Operations
For the year ended December 31, 2016
Revenues:
Management fees	$5,204,400
Acquisition and remarketing fees	1,408,700
Gain on sale of assets	154,200
Income from partnership investment	107,200
Dividends, interest and other income	13,000
Total revenues	6,887,500
Costs and expenses:
Salaries and employee benefits	2,947,900
Rent	433,000
Consulting fees	870,500
Travel, meals and entertainment	327,700
General and administrative	716,600
Total costs and expenses	5,295,700
Income before income taxes	1,591,800
Income tax expense	584,800
Net income	$1,007,000

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Comprehensive Income
For the year ended December 31, 2016
Net income	$1,007,000
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(200)
Unrealized loss on securities	(421,700)
Other comprehensive loss	(421,900)
Comprehensive income	$585,100

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Shareholders’ Equity
For the year ended December 31, 2016
	Number of Shares	Common Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2015	362,194	$1,261,600	$2,312,200	$1,098,100	$4,671,900
Net income	—	—	1,007,000	—	1,007,000
Foreign currency translation adjustments, net of tax benefit of $100	—	—	—	(200)	(200)
Unrealized loss on securities, net of tax benefit of $279,100	—	—	—	(421,700)	(421,700)
Balance at December 31, 2016	362,194	$1,261,600	$3,319,200	$676,200	$5,257,000

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Cash Flows
For the year ended December 31, 2016
Operating activities:
Net income	$1,007,000
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of assets	(154,200)
Depreciation	5,900
Share of income upon termination of partnership investment	(107,200)
Deferred income taxes	2,000
Changes in operating assets and liabilities:
Receivable from affiliates	(609,100)
Accounts receivable and other receivables	(1,700)
Taxes receivable	82,900
Prepaid expenses and other assets	2,700
Accounts payable	(27,300)
Accrued payroll	156,400
Income taxes payable	106,900
Net cash provided by operating activities	464,300
Investing activities:
Proceeds from asset sales	211,500
Investment in capital assets	(15,600)
Repayments on note receivable	16,100
Distribution upon termination of partnership investment	208,600
Net cash provided by investing activities	420,600
Net increase in cash and cash equivalents	884,900
Cash and cash equivalents, beginning of year	2,198,300
Exchange losses on cash and cash equivalents	(400)
Cash and cash equivalents, end of year	$3,082,800
Supplemental disclosures of cash flow information:
Cash paid during the year for:
Income taxes	$391,900
Foreign taxes	1,300
See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
1.   Organization and Business of the Company
Organization
JetFleet Holding Corp. and Subsidiaries (“JHC”) was incorporated in the state of California on January 27, 1994. As of December 31, 2016, all of the outstanding common stock of JHC was owned indirectly through trusts by Toni M. Perazzo and Abigail Crispin (Ms. Perazzo’s dependent child), and by shareholders not affiliated with JHC or its subsidiaries.
JHC owns all of the outstanding common stock of JetFleet Management Corp (“JMC”). JMC owns all of the outstanding common stock of JetFleet Canada and all the membership interests of JetFleet Management USVI LLC (“JMC USVI”). JMC owned all of the outstanding common stock of EZLease Corp (“EZLease”) until December 13, 2016 when EZLease was liquidated and dissolved.
Business of the Company’s Subsidiaries
The Company was formed to build an integrated aircraft management, marketing and financing business. In August 2015, the Company extended its management agreement with AeroCentury Corp. (“ACY”) for ten years. The new management agreement expires in August 2025, and the Company remains responsible for the selection of assets to be acquired by ACY and the leasing, re-leasing and/or subsequent sale of assets owned by ACY. The Company is entitled to acquisition fees, re-sale fees and management fees in connection with these activities.
As mentioned above, JetFleet Canada is a subsidiary of JMC. Based in Calgary, Alberta, Canada, JetFleet Canada provides aircraft management and technical services for the Company and its affiliates.
JMC USVI is a subsidiary of JMC based in St. Thomas, USVI. JMC has an agreement with JMC USVI for consulting services and to operate office space in the U.S. Virgin Islands for use by JMC.
EZLease was a subsidiary of JMC, based in Burlingame, California. Prior to JMC’s acquisition of EZLease in July 2012, JMC had an agreement to lease office and computer equipment on a monthly basis from EZLease. Subsequent to the acquisition, JMC terminated monthly rent payments to EZLease. In December 2016, EZLease distributed all its assets to JMC to reduce costs and improve administrative efficiencies. The Company recognized no gain or loss from EZLease’s transfer of all its assets and operations to JMC. After the asset transfer, EZLease filed articles of dissolution and terminated operations.
Partnership Investment
Prior to his death in January 2016, Neal D. Crispin and the Company were partners in a partnership, Montevideo L.P. The Partnership’s sole business activity was the ownership of a variable universal life insurance policy on the Company’s President and Chief Executive Officer, Neal D. Crispin. Upon Mr. Crispin’s death, Montevideo L.P. collected the life insurance policy’s death benefits and pursuant to the terms of the partnership agreement, distributed all its assets to its partners and terminated operations. In 2016, the Company received total distributions of approximately $208,600, representing five percent of Montevideo L.P.’s assets.
2.   Summary of Significant Accounting Policies
Basis of Presentation
Financial information for JHC, JMC, EZLease, JMC USVI and JetFleet Canada (collectively, the “Company”) is presented on a consolidated basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”) based upon the continuation of the business as a going concern. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

2.   Summary of Significant Accounting Policies (continued)

Principles of Consolidation
These financial statements reflect the consolidation of JHC’s results with those of its wholly owned subsidiaries, JMC, JMC USVI, and JetFleet Canada for the entire year and EZLease for the portion of the year it existed. All intercompany balances and transactions have been eliminated in consolidation.
Use of estimates
The Company’s consolidated financial statements have been prepared in accordance with GAAP. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumption that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable for making judgments that are not readily apparent from other sources.
The most significant estimates with regard to these consolidated financial statements are the estimated value of certain financial assets and the accounting for income taxes.
Cash and Cash Equivalents
The Company considers highly liquid investments readily convertible into known amounts of cash, with original maturities of thirty days or less, as cash equivalents.
Fair Value of Financial Instruments
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs, to the extent possible. The standard describes a fair value hierarchy based on three levels of inputs. The first two are considered observable and the last unobservable.
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs other than Level 1 that are observable either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
Assets and Liabilities Measured and Recorded at Fair Value on a Recurring Basis
The following table shows by level, within the fair value hierarchy, the Company’s assets at fair value:
	December 31, 2016
	Total	Level 1	Level 2	Level 3
Marketable securities	$2,167,100	$2,030,600	$0	$136,500
Money market funds	272,700	272,700	0	0
Total	$2,439,800	$2,303,300	$0	$136,500

As of December 31, 2016 there were no liabilities that were required to be measured and recorded at fair value on a recurring basis. During the year ended December 31, 2016, the Company transferred $101,400 out of Level 3 securities, upon receiving liquidation distributions and termination of Montevideo L.P., as described in Footnote 1.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

2.   Summary of Significant Accounting Policies (continued)

Fair Value of Other Financial Instruments
The Company’s financial instruments, other than cash, consist principally of cash equivalents, accounts receivable, marketable securities, and accounts payable. The fair value of cash equivalents, accounts receivable and accounts payable approximates the carrying value of these financial instruments because of their short-term nature.
Marketable securities are stated at fair value as of the balance sheet date. The Company measures the fair values of investments in securities using the last quoted sales price from the primary exchange where the security is traded. The Company classifies its marketable equity securities as available for sale. Realized gains and losses, determined using the first in, first out (“FIFO”) method, are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.
For the year ended December 31, 2016, the Company had a gross unrecognized loss on its marketable equity securities available for sale of  $700,800. From inception to December 31, 2016, the Company had the following cumulative gross unrealized gains on marketable equity securities available for sale:
Description	Total Cost	Fair Market Value	Gross Unrealized Gain
Cumulative gross unrealized gains on marketable securities	$1,043,300	$2,167,100	$1,123,800

At December 31, 2016, the Company holds 214,876 shares of ACY common stock. The Company’s investment in ACY is recorded at fair value and classified within Level 1 because it is listed on the NYSE American Exchange where its value is based on quoted market prices in active markets.
On May 1, 2012, the Company made an initial capital contribution of  $101,700 in Montevideo L.P. for a 5% general partnership interest. Montevideo L.P. was a Nevada limited partnership organized to acquire life insurance on Neal Crispin, the President and CEO of the Company. Because Montevideo L.P. did not meet the definition of a business and the limited partner retained substantive participating rights in certain partnership decisions, the Company did not have control over the partnership and could not consolidate the results of the limited partnership with those of the Company. The Company accounted for its investment in the limited partnership using the equity method of accounting. Under the terms of the partnership agreement, the Company was allocated 5% of the net profits and losses earned by Montevideo L.P. As discussed above, after the death of Mr. Crispin, the partnership distributed all its assets prior to December 31, 2016, and dissolved on February 15, 2017.
On December 31, 2016, the Company owned 121 shares of Uniform Components non-voting preferred stock. The Uniform Components non-voting preferred stock has a cumulative preferred annual dividend of 10% and a liquidation value of  $1,000 per share, but may not be liquidated before January 1, 2019. Because the Company owns a minority share of non-voting preferred stock, Uniform Components results are not consolidated with those of the Company.
The Company’s investment in Uniform Components non-voting preferred stock has been classified within Level 3 due to unobservable inputs and infrequent trading. When observable prices are not available for these securities, the Company measures their fair value using the income valuation approach, for which sufficient and reliable data is available. The use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Pursuant to the income valuation approach, the Company estimates the Uniform Components non-voting preferred stock’s fair market value based on the estimated net present value of future dividends, the January 1, 2019 liquidation value and a 4% interest rate.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

2.   Summary of Significant Accounting Policies (continued)

Note Receivable
The note receivable is carried at its estimated collectible amount. Interest income on the note receivable is recognized using the interest method.
Equipment and Depreciation
The Company’s interests in equipment are recorded at cost and depreciated using the straight-line method over five years.
Income taxes
As part of the process of preparing the Company’s consolidated financial statements, management is required to estimate income taxes in each of the jurisdictions in which the Company operates. This process involves estimating the Company’s current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and GAAP purposes. These differences result in deferred tax assets and liabilities, which are included in the consolidated balance sheet. Management must also assess the likelihood that the Company’s deferred tax assets will be recovered from future taxable income, and, to the extent management believes it is more likely than not that some portion or all of the deferred tax assets will not be realized, the Company must establish a valuation allowance. To the extent the Company establishes a valuation allowance or changes the allowance in a period, the Company reflects the corresponding increase or decrease within the tax provision in the consolidated statement of operations. Significant management judgment is required in determining the Company’s future taxable income for purposes of assessing the Company’s ability to realize any benefit from its deferred taxes. The Company records non-income based sales, use, property, value added and franchise taxes as general and administrative expense in the consolidated statement of operations.
Common Stock
On December 31, 2016, the Company had 362,194 shares of common stock outstanding.
Comprehensive Income
The Company reports unrealized gains and losses from marketable securities in comprehensive income. In addition, for the Company’s foreign subsidiary where the functional currency is the Canadian dollar, monetary assets and liabilities are translated at year-end exchange rates while non-monetary items are translated at historical rates. Income and expense accounts are translated at the average rates in effect during the year.
Foreign Currency
The reporting currency of the Company is the U.S. dollar. The functional currency of JetFleet Canada is the Canadian dollar. The balance sheet of the Company’s foreign subsidiary is translated at year-end rates of exchange, and the statement of operations is translated at the average exchange rate for the year. Gains or losses resulting from translating foreign currency financial statements are included in accumulated other comprehensive income.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

2.   Summary of Significant Accounting Policies (continued)

Revenue Recognition
The Company recognizes income earned from services provided to ACY pursuant to a management agreement. The Company receives a monthly management fee based on the net asset value of ACY’s assets under management by the Company. The Company records the monthly management fee at the end of each month. The Company also receives an acquisition fee for locating assets for ACY, and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets. The Company’s policy is to record acquisition fees on the date ACY completes the acquisition of aircraft assets and to record remarketing fees on the date a sale or re-lease of ACY’s assets occurs.
Concentration of Revenues
All of the management, acquisition and remarketing fees earned by the Company are derived from aviation assets owned by ACY, which are leased to customers in countries around the world. Related party issues between the Company and ACY are discussed in Footnote 9.
3.   Commitments
The Company leases its office space under a lease expiring June 30, 2020 and a storage facility on a monthly basis. The monthly lease commitment for the office space includes an amount for base rent and operating expenses. The Company estimates that the future minimum lease commitments for its office space and storage facility are as follows:
Year Ended December 31:	Amount
2017	$437,700
2018	441,800
2019	449,100
2020	230,700
Total	$1,559,300

The Company has a contractual obligation to pay a certain amount of operating expenses (utilities and insurance costs) that are included in office rent expense. The projected annual rent expenses shown above for the periods 2017 through 2020 are based on periodic increases to the base rental rate per the lease and operating expense amounts in effect at December 31, 2016. The lease allows for a 2% increase to monthly operating expenses beginning on January 1, 2017, but since no increase occurred it was not reflected in the estimated operating expenses for 2017 and 2018. The lease also allows for a 2% increase in monthly operating expenses beginning on January 1, 2019, which is reflected in estimated operating expenses for 2019 and 2020. Total rent expense for the year ended December 31, 2016, which included rent for a storage facility rented on a monthly basis, was $433,000.
4.   Income tax provision
The components for the provision for income taxes for the year ended December 31, 2016 were as follows:
Current tax provision:
Federal	$476,700
State	104,800
Foreign	1,300
Current tax provision	582,800

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

4.   Income tax provision (continued)

Deferred tax provision:
Federal	3,000
State	500
Change in valuation allowance	(1,500)
Deferred tax provision	2,000
Total provision for income taxes	$584,800

Total income tax expense differs from the amount that would be provided by applying the statutory federal income tax rate to pretax earnings as illustrated below:
Income tax benefit statutory federal income tax rate	$541,200
State tax benefit net of federal benefit	66,100
Meals and entertainment	11,400
Non-taxable income	(40,900)
Tax rate differences	8,500
Change in valuation allowance	(1,500)
Total income tax provision	$584,800

Temporary differences and carry-forwards that gave rise to a significant portion of deferred tax assets and (liabilities) as of December 31, 2016 are as follows:
Gross deferred tax assets:
Net operating loss carry-forwards	$3,000
Deferred compensation	28,900
Franchise taxes and other	32,600
Deferred tax assets	64,500
Valuation allowance	(1,700)
Net deferred tax asset	62,800
Gross deferred tax liabilities:
Unrealized gains on securities	(447,600)
Depreciation and impairment	(9,600)
Net deferred tax liabilities	$(394,400)

JetFleet Canada is a Canadian corporation subject to tax in Canada and JMC USVI is a Virgin Islands limited liability company taxed as a corporation in the Virgin Islands. Accordingly, the provision for income taxes for these subsidiaries is reflected in the Company’s consolidated financial statements and includes foreign taxes currently payable and changes in deferred tax assets and liabilities.
A portion of the deferred tax assets recognized relates to JetFleet Canada’s and JMC USVI’s foreign net operating loss carryovers. The foreign net operating carryovers of approximately $7,700 will be available to offset taxable income in future years and begin to expire in 2029. A valuation allowance was deemed necessary on certain JetFleet Canada net operating loss carryovers, as the Company has concluded, based on an assessment of all available evidence, that it is more likely than not that future taxable income will not be sufficient to realize these tax benefits. Where a valuation allowance was not recorded for other non foreign net operating loss carryover deferred tax assets, the Company believes that it is more likely than not that future taxable income (including the reversal of temporary differences) will be sufficient to realize the tax benefits for the balance of deferred tax assets on the balance sheet at December 31, 2016.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

4.   Income tax provision (continued)

The Company accounts for interest related to uncertain tax positions as interest expense and for income tax penalties as tax expense. There are no material unrecognized income tax positions related to uncertain tax positions.
All of the Company’s tax years remain open to examination other than as barred in the various jurisdictions by statutes of limitation.
5.   Concentration of Credit Risk
The Company maintains its cash and cash equivalents at various financial institutions, where they are insured by the Federal Deposit Insurance Corporation (“FDIC”) and the Securities Investor Protection Corporation (“SIPC”) up to $250,000. The balances of these accounts from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. At December 31, 2016, the amount over FDIC and SIPC limits was approximately $2,141,000.
6.   Assets Sold
During 2016, Company recorded net gains totaling $154,200 from the sale of automobiles, computers and furniture.
7.   Accumulated Comprehensive Income
	Before-tax Amount	Tax (Expense)	Net-of-tax Amount
Foreign currency translation adjustments	$100	$0	$100
Unrealized gains on securities	1,123,800	(447,700)	676,100
Total accumulated comprehensive income	$1,123,900	$(447,700)	$676,200

8.   Retirement plan
The Company maintains a qualified defined contribution salary deferral profit sharing plan for U.S. employees. An employee must be at least 21 years of age to participate in this plan. This plan permits employees to defer up to 15% of their salary based on strict IRS guidelines. During 2016, the Company elected to make matching contributions equal to 100% of the portion of the participant’s salary reduction, up to $5,000, which does not exceed 4% of the participant’s qualified compensation. Participants are always 100% vested in their salary deferral contributions. Participants vest in the matching Company contributions ratably over two years. The Company made matching contributions to this plan for the year ended December 31, 2016 of  $48,000.
9.   Related Party Transactions
The Company’s subsidiary, JMC, an integrated aircraft management, marketing and financing business, manages and administers a portfolio of leased aircraft assets owned by ACY pursuant to a ten-year management agreement. Certain officers of the Company are also officers of ACY and hold significant ownership positions in both ACY and the Company. JMC also receives an acquisition fee for locating assets for ACY, and may receive a remarketing fee in connection with the sale or re-lease of the ACY’s assets. During the year ended December 31, 2016, JMC received management fees of  $5,204,400 and acquisition fees of  $1,124,200. Also during 2016, JMC received remarketing fees of  $284,500 from ACY.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements

10.   Subsequent Events
The Company has evaluated events occurring through October 23, 2017, the date the consolidated financial statements were available to be issued, for events requiring recording or disclosure in the consolidated financial statements for the year ended December 31, 2016.
JMC USVI completed its liquidation and filed amendment to dissolve effective June 30, 2017.

JetFleet Holding Corp. and Subsidiaries

Consolidated Balance Sheet
March 31, 2018
(Unaudited)
ASSETS
Assets:
Cash and cash equivalents	$4,283,600
Marketable securities	3,848,600
Receivable from affiliates	479,000
Accounts receivable	1,100
Taxes receivable	200
Note receivable	27,500
Prepaid expenses and other assets	215,700
Equipment (net of accumulated depreciation of $63,100)	21,600
Total assets	$8,877,300
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued liabilities	$189,100
Accrued payroll	99,500
Income taxes payable	56,000
Deferred tax liabilities	757,300
Total liabilities	1,101,900
Shareholders’ equity:
Series A Redeemable Preferred stock, 200,000 shares authorized, no shares issued and outstanding	—
Common stock, no par value, 1,000,000 shares authorized, 362,194 issued and outstanding	1,261,600
Retained earnings	4,493,200
Accumulated other comprehensive income:
Foreign currency translation adjustments	300
Unrealized gain on marketable securities	2,020,300
Total shareholders’ equity	7,775,400
Total liabilities and shareholders’ equity	$8,877,300

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Operations
For the three months ended March 31, 2018
(Unaudited)
Revenues and other income:
Management fees	$1,446,700
Dividends, interest and other income	3,100
Total revenues and other income	1,449,800
Costs and expenses:
Salaries and employee benefits	739,800
Rent	101,700
Consulting fees	62,000
Travel, meals and entertainment	95,500
General and administrative	141,700
Total costs and expenses	1,140,700
Income before income taxes	309,100
Income tax expense	83,000
Net income	$226,100

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Comprehensive Income
For the three months ended March 31, 2018
(Unaudited)
Net income	$226,100
Other comprehensive income, net of tax:
Unrealized gain on securities	317,500
Comprehensive income	$543,600

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Shareholders’ Equity
For the three months ended March 31, 2018
(Unaudited)
	Common Stock Number of Shares	Common Stock Amount	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2017	362,194	$1,261,600	$4,267,100	$1,703,100	$7,231,800
Net income	—	—	226,100	—	226,100
Unrealized gain on securities, net of tax expense of $123,400	—	—	—	317,500	317,500
Balance at March 31, 2018	362,194	$1,261,600	$4,493,200	$2,020,600	$7,775,400

See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Cash Flows
For the three months ended March 31, 2018
(Unaudited)
Operating activities:
Net income	$226,100
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	1,100
Deferred income taxes	2,000
Changes in operating assets and liabilities:
Receivable from affiliates	17,600
Accounts receivable	2,300
Taxes receivable	24,400
Prepaid expenses and other assets	(94,400)
Accounts payable and accrued liabilities	(13,200)
Accrued payroll	(808,900)
Income taxes payable	55,400
Net cash used in operating activities	(587,600)
Investing activities:
Repayments on note receivable	5,300
Net cash provided by investing activities	5,300
Net decrease in cash and cash equivalents	(582,300)
Exchange losses on cash and cash equivalents	(100)
Cash and cash equivalents, beginning of period	4,866,000
Cash and cash equivalents, end of period	$4,283,600
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Income taxes	$900
Foreign taxes	300
See accompanying notes to consolidated financial statements.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)
1.   Organization and Business of the Company
Organization
JetFleet Holding Corp. and Subsidiaries (“JHC” or the “Company”) was incorporated in the state of California on January 27, 1994. As of March 31, 2018, all of the outstanding common stock of JHC was owned indirectly through trusts by Toni M. Perazzo and Abigail Crispin (Ms. Perazzo’s daughter), and by shareholders not affiliated with JHC or its subsidiaries.
JHC owns all of the outstanding common stock of JetFleet Management Corp (“JMC”). JMC owns all of the outstanding common stock of 1314401 Alberta Inc. (“JetFleet Canada”).
Business of the Company’s Subsidiaries
The Company was formed to build an integrated aircraft management, marketing and financing business. In August 2015, the Company extended its management agreement with AeroCentury Corp. (“ACY”) for ten years. The new management agreement expires in August 2025, and the Company remains responsible for the selection of assets to be acquired by ACY and the leasing, re-leasing and/or subsequent sale of assets owned by ACY. The Company is entitled to acquisition fees, re-sale and re-lease fees and management fees in connection with these activities.
As mentioned above, JetFleet Canada is a subsidiary of JMC. Based in Calgary, Alberta, Canada, JetFleet Canada provides aircraft management and technical services for the Company and its affiliates.
2.   Summary of Significant Accounting Policies
Basis of Presentation
Financial information for the Company is presented on a consolidated basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”) based upon the continuation of the business as a going concern.
Principles of Consolidation
These financial statements reflect the consolidation of JHC’s results with those of its wholly owned subsidiaries, JMC, and JetFleet Canada. All intercompany balances and transactions have been eliminated in consolidation.
Use of estimates
The Company’s consolidated financial statements have been prepared in accordance with GAAP. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumption that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable for making judgments that are not readily apparent from other sources.
The most significant estimates with regard to these consolidated financial statements are the estimated value of marketable securities and the accounting for income taxes.
Cash and Cash Equivalents
The Company considers highly liquid investments readily convertible into known amounts of cash, with original maturities of three months or less, as cash equivalents.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

2.   Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs, to the extent possible. The standard describes a fair value hierarchy based on three levels of inputs. The first two are considered observable and the last unobservable.
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs other than Level 1 that are observable either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
Assets and Liabilities Measured and Recorded at Fair Value on a Recurring Basis
The following table shows by level, within the fair value hierarchy, the Company’s assets at fair value:
	March 31, 2018
	Total	Level 1	Level 2	Level 3
Marketable securities	$3,848,600	$3,717,400	$—	$131,200
Money market funds	273,000	273,000	—	—
Total	$4,121,600	$3,990,400	$—	$131,200

As of March 31, 2018, there were no liabilities that were required to be measured and recorded at fair value on a recurring basis. During the three months ended March 31, 2018, there were no transfers in or out of Level 3 securities.
Fair Value of Other Financial Instruments
The Company’s financial instruments, other than cash, consist principally of cash equivalents, accounts receivable, marketable securities, and accounts payable. The fair value of cash equivalents, accounts receivable and accounts payable approximates the carrying value of these financial instruments because of their short-term nature.
Marketable securities are stated at fair value as of the balance sheet date. The Company measures the fair values of investments in Level 1 securities using the last quoted sales price from the primary exchange where the security is traded. The Company classifies its marketable equity securities as available for sale. Realized gains and losses, determined using the first in, first out (FIFO) method are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.
For the three months ended March 31, 2018, the Company had a gross unrecognized gain on its marketable equity securities available for sale of  $440,900. From inception to March 31, 2018, the Company had the following cumulative gross unrealized gains on marketable equity securities available for sale:
Description	Total Cost	Fair Market Value	Gross Unrealized Gain
Cumulative gross unrealized gains on marketable securities	$1,043,300	$3,848,600	$2,805,300

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

2.   Summary of Significant Accounting Policies (continued)

At March 31, 2018, the Company held 214,876 shares of ACY common stock. The Company’s investment in ACY is recorded at fair value and classified within Level 1 because it is listed on the NYSE American Exchange where its value is based on quoted market prices in active markets.
At March 31, 2018, the Company owned 121 shares of Uniform Components non-voting preferred stock. The Uniform Components non-voting preferred stock has a cumulative preferred annual dividend of 10% and a liquidation value of  $1,000 per share, but may not be liquidated before January 1, 2019. Because the Company owns a minority share of non-voting preferred stock, Uniform Components results are not consolidated with those of the Company.
The Company’s investment in Uniform Components non-voting preferred stock has been classified within Level 3 due to unobservable inputs and infrequent trading. When observable prices are not available for these securities, the Company measures their fair value using the income valuation approach, for which sufficient and reliable data is available. The use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Pursuant to the income valuation approach, the Company estimates the Uniform Components non-voting preferred stock’s fair market value based on the estimated net present value of future dividends, the January 1, 2019 liquidation value and a 1.5% interest rate.
Note Receivable
The note receivable is carried at its estimated collectible amount. The Company received the note receivable in July 2014 from an outside consultant in exchange for a cash loan. Interest income on the note receivable is recognized using the interest method.
Equipment and Depreciation
The Company’s equipment is recorded at cost and depreciated using the straight-line method over five years.
Income taxes
As part of the process of preparing the Company’s consolidated financial statements, management is required to estimate income taxes in each of the jurisdictions in which the Company operates. This process involves estimating the Company’s current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and GAAP purposes. These differences result in deferred tax assets and liabilities that are included in the consolidated balance sheet. Management must also assess the likelihood that the Company’s deferred tax assets will be recovered from future taxable income, and, to the extent management believes it is more likely than not that some portion or all of the deferred tax assets will not be realized, the Company must establish a valuation allowance. To the extent the Company establishes a valuation allowance or changes the allowance in a period, the Company reflects the corresponding increase or decrease within the tax provision in the consolidated statement of operations. Significant management judgment is required in determining the Company’s future taxable income for purposes of assessing the Company’s ability to realize any benefit from its deferred taxes. The Company records non-income based sales, use, property, value added and franchise taxes as general and administrative expense in the consolidated statement of operations.
In early 2018, ASU 2018-02 was adopted by the FASB, providing that reporting entities could elect to reclassify “stranded tax effects,” resulting from the tax rate reduction provided for in the Tax Cuts and Jobs Act of 2017, from accumulated comprehensive income to retained earnings. The Company early adopted ASU 2018-02 for its year ended December 31, 2017, and consequently reclassified its stranded tax effects in that year.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

2.   Summary of Significant Accounting Policies (continued)

Common Stock
On March 31, 2018, the Company had 362,194 shares of common stock outstanding.
Comprehensive Income
The Company reports unrealized gains and losses from marketable securities in comprehensive income. In addition, for the Company’s foreign subsidiary where the functional currency is the Canadian dollar, monetary assets and liabilities are translated at year-end exchange rates while non-monetary items are translated at historical rates. Income and expense accounts are translated at the average rates in effect during the year.
Foreign Currency
The reporting currency of the Company is the U.S. dollar. The functional currency of JetFleet Canada is the Canadian dollar. The balance sheet of the Company’s foreign subsidiary is translated at the March 31, 2018 rate of exchange, and the statement of operations is translated at the average exchange rate for the period January 1, 2018 through March 31, 2018. Gains or losses resulting from translating foreign currency financial statements are included in accumulated other comprehensive income.
Revenue Recognition
The Company recognizes income earned from services provided to ACY pursuant to a management agreement. The Company receives a monthly management fee based on the net asset value of ACY’s assets under management by the Company. The Company records the monthly management fee at the end of each month. The Company also receives an acquisition fee for locating assets for ACY and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets. The Company’s policy is to record acquisition fees on the date ACY completes the acquisition of aircraft assets and to record remarketing fees on the date a sale or re-lease of ACY’s assets occurs.
Concentration of Revenues
All of the fees earned by the Company are derived from aviation assets owned by ACY, which are leased to customers in countries around the world. Related party transactions between the Company and ACY are discussed in footnote 9.
3.   Commitments
Year Ended December 31:	Amount
2018 (9 months remaining)	$330,200
2019	442,000
2020	222,600
Total	$994,800

The Company has a contractual obligation to pay a certain amount of operating expenses (utilities and insurance costs) that are included in office rent expense. The projected annual rent expenses shown above for the periods 2018 through 2020 are based on periodic increases to the base rental rate per the lease and operating expense amounts in effect at December 31, 2017. The lease allows for a 2% increase in monthly operating expenses beginning on January 1, 2019, which is reflected in future minimum lease commitments for 2019 and 2020. Total rent expense for the three months ended March 31, 2018, which included rent for a storage facility rented on a monthly basis, was $101,700.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

4.   Income tax provision
The components for the provision for income taxes for the three months ended March 31, 2018 were as follows:
Current tax provision:
Federal	$54,400
State	24,500
Foreign	2,100
Current tax provision	81,000
Deferred tax provision:
Federal	$11,200
Foreign	(9,200)
Deferred tax provision	2,000
Total provision for income taxes	$83,000

Total income tax expense differs from the amount that would be provided by applying the statutory federal income tax rate to pretax earnings as illustrated below:
Income tax expense at the statutory federal income tax rate	$64,900
State tax expense net of federal benefit	15,800
Non-deductible expenses	500
Non-taxable income	(400)
Other tax rate differences	2,200
Total income tax provision	$83,000

Temporary differences and carry-forwards that gave rise to a significant portion of deferred tax assets and (liabilities) as of March 31, 2018 are as follows:
Deferred tax assets:
Franchise taxes	$4,800
Prepaid income	7,400
Deferred compensation	21,600
Deferred tax assets	33,800
Deferred tax liabilities:
Unrealized gains on securities	(785,100)
Depreciation and impairment	(6,000)
Net deferred tax liabilities	$(757,300)

JetFleet Canada is a Canadian corporation subject to tax in Canada. Accordingly, the provision for income taxes for JetFleet Canada is reflected in the Company’s consolidated financial statements and includes foreign taxes currently payable and changes in deferred tax assets and liabilities.
Deferred federal income taxes arise from temporary differences between the valuation of assets and liabilities as determined for financial reporting purposes and federal income tax purposes and are measured at enacted tax rates. On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Act”) was signed into law. Among other things, the Act reduced the Company’s corporate federal tax rate to a flat 21% for years

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

4.   Income tax provision (continued)

after 2017 and requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred. The Act also establishes new taxes on certain foreign-sourced earnings. As of March 31, 2018, the Company’s deferred tax items have been measured and adjusted based on the new federal tax rate of 21%, which is the rate at which they are expected to reverse in subsequent years.
Utilization of the deferred tax assets may be subject to a substantial annual limitation due to ownership change limitations that could occur in the future, as required by the Internal Revenue Code Section 382, as well as similar state provisions. In general, an “ownership change,” as defined by the code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups.
The Company has not established a valuation allowance at March 31, 2018 for its deferred tax assets because the Company believes that it is more likely than not that it will have sufficient future taxable income (including the reversal of temporary differences) to realize the tax benefits from such assets.
The Company accounts for interest related to uncertain tax positions as interest expense and for income tax penalties as tax expense. As of March 31, 2018, the Company had a balance of accrued tax, penalties and interest of  $85,000 in accounts payable and accrued liabilities related to unrecognized tax benefits on its Canadian operation. The Company does not anticipate any significant changes to the unrecognized tax benefits within twelve months of this reporting date.
All of the Company’s tax years remain open to examination other than as barred in the various jurisdictions by statutes of limitation.
5.   Acquisition by AeroCentury Corp.
In October 2017, the Company and ACY entered into an Agreement and Plan of Merger (the “Merger Agreement”) for the acquisition of the Company by ACY in a reverse triangular merger (the “Merger”) for consideration of  $3.5 million in cash and 129,286 shares of common stock of ACY, subject to adjustment as provided in the Merger Agreement. ACY submitted an application to the State of California Department of Business Oversight (the “DBO”) for a permit (the “Permit”) to issue securities to the Company’s shareholders in the Merger, which Permit was issued on February 22, 2018 after a hearing with the DBO. The Company’s shareholders approved the acquisition of the Company by ACY on March 14, 2018. ACY intends to hold a special meeting of its shareholders in order to approve the Merger and the issuance of ACY Common Stock in connection with the Merger as required under the applicable listing rules of the NYSE American exchange on which ACY’s common stock is traded. Approval of the Merger is not required under Delaware or California corporate law, or under the Merger Agreement. If ACY’s shareholders approve the issuance of ACY Common Stock, the Merger is anticipated to be consummated in the second quarter of 2018 or shortly thereafter, but there can be no assurance that such closing will occur, or that it will occur in the anticipated time frame.
6.   Concentration of Credit Risk
The Company maintains its cash and cash equivalents at various financial institutions, where they are insured by the Federal Deposit Insurance Corporation (“FDIC”) and the Securities Investor Protection Corporation (“SIPC”) up to $250,000. The balances of these accounts from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. At March 31, 2018, the amount over FDIC and SIPC limits was approximately $3,490,800.

JetFleet Holding Corp. and Subsidiaries
Notes to Consolidated Financial Statements
March 31, 2018
(Unaudited)

7.   Accumulated Comprehensive Income
	Before-tax Amount	Tax (Expense)	Net-of-tax Amount
Foreign currency translation adjustments	$400	$(100)	$300
Unrealized gains on securities	2,805,300	(785,000)	2,020,300
Total accumulated comprehensive income	$2,805,700	$(785,100)	$2,020,600

8.   Retirement plan
The Company maintains a qualified defined contribution salary deferral profit sharing plan for U.S. employees. An employee must be at least 21 years of age to participate in this plan. This plan permits employees to defer up to 15% of their salary based on strict IRS guidelines. Participants are always 100% vested in their salary deferral contributions. Participants vest in the matching Company contributions ratably over two years. The Company made no matching contributions to this plan for the three months ended March 31, 2018.
9.   Related Party Transactions
The Company’s subsidiary, JMC, an integrated aircraft management, marketing and financing business, manages and administers a portfolio of leased aircraft assets owned by ACY pursuant to a management agreement which expires in August 2025. Certain officers of the Company are also officers of ACY and hold significant ownership positions in both ACY and the Company. JMC also receives an acquisition fee for locating assets for ACY and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets. During the three months ended March 31, 2018, JMC received management fees of  $1,446,700.
10.   Subsequent Events
The Company has evaluated events occurring through June 11, 2018 the date the financial statements were available to be issued. In April 2018, the Company agreed to forebear its right to receive certain fees otherwise owed by ACY to the Company pursuant to the Management Agreement for all periods after March 31, 2018 and until August 15, 2018, provided that ACY will still be required to reimburse the Company for certain expenses as required under the Management Agreement. If the Merger Agreement is terminated on or before August 15, 2018 or the Merger otherwise does not close by August 15, 2018, this forbearance will end and ACY will be obligated to pay all such fees that the Company agreed to forebear. If the Merger closes on or before August 15, 2018, this forbearance will be deemed to be a permanent waiver of such fees and ACY will not be required to pay such fees to the Company. There are no other events that require recording or disclosure in the financial statements for the three months ended March 31, 2018.

JetFleet Holding Corp. and Subsidiaries

Consolidated Balance Sheet
December 31, 2015
(Unaudited)
ASSETS
Assets:
Cash and cash equivalents	$2,198,300
Marketable securities	2,867,900
Receivable from affiliates	404,600
Accounts receivable	6,000
Taxes receivable	85,500
Note receivable	57,600
Other investments	101,400
Equipment (net of accumulated depreciation of $120,600)	108,000
Prepaid expenses and other assets	63,600
Total assets	$5,892,900
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Accounts payable	$107,700
Accrued payroll	355,300
Deferred tax liabilities	707,700
Total liabilities	1,170,700
Shareholders’ equity:
Series A Redeemable Preferred stock, 200,000 shares authorized, no shares issued and outstanding	—
Common stock, no par value, 1,000,000 shares authorized, 363,791 issued and outstanding	1,261,600
Retained earnings	2,356,400
Accumulated other comprehensive income:
Foreign currency translation adjustments	6,400
Unrealized gain on securities	1,097,800
Total shareholders’ equity	4,722,200
Total liabilities and shareholders’ equity	$5,892,900

See accompanying notes to financial statements and independent accountant’s review report.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Operations
For the year ended December 31, 2015
(Unaudited)
Revenues:
Management fees	$5,581,400
Acquisition and remarketing fees	871,600
Dividends, interest and other income	13,100
Equity in subsidiary	(100)
Total revenues	6,466,000
Costs and expenses:
Salaries and employee benefits	2,645,300
Rent	449,600
Consulting fees	858,500
Travel, meals and entertainment	412,400
Depreciation	6,100
Interest	1,500
General and administrative	637,800
Total costs and expenses	5,011,200
Income before income taxes	1,454,800
Income tax expense	537,100
Net income	$917,700

See accompanying notes to financial statements and independent accountant’s review report.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Comprehensive Income
For the year ended December 31, 2015
(Unaudited)
Net income	$917,700
Other comprehensive income, net of tax:
Foreign currency translation adjustments	(1,300)
Unrealized gain on securities	462,000
Other comprehensive income	460,700
Comprehensive income	$1,378,400

See accompanying notes to financial statements and independent accountant’s review report.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Shareholders’ Equity
For the year ended December 31, 2015
(Unaudited)
	Number of Shares	Common Stock	Preferred Stock	Retained Earnings/ (Deficit)	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2014	363,791	$1,261,600	$—	$1,438,700	$643,500	$3,343,800
Net income for the year	—	—	—	917,700	—	917,700
Foreign currency translation adjustments, net of tax benefit of $700	—	—	—	—	(1,300)	(1,300)
Unrealized gain on securities, net of tax expense of $305,900	—	—	—		462,000	462,000
Balance at December 31, 2015	363,791	$1,261,600	$—	$2,356,400	$1,104,200	$4,722,200

See accompanying notes to financial statements and independent accountant’s review report.

JetFleet Holding Corp. and Subsidiaries

Consolidated Statement of Cash Flows
For the year ended December 31, 2015
(Unaudited)
Operating activities:
Net income from operations	$917,700
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,100
Share of loss of partnership investment	100
Changes in operating assets and liabilities:
Receivable from affiliates	1,089,400
Accounts receivable	(6,000)
Taxes receivable	(82,100)
Prepaid expenses	(11,100)
Accounts payable	4,800
Accrued payroll	(30,600)
Income taxes payable	(186,900)
Deferred income taxes	1,000
Net cash provided by operating activities	1,702,400
Investing activities:
Investment in marketable securities	(228,400)
Investment in capital assets	(13,900)
Repayments on note receivable	15,900
Net cash used by investing activities	(226,400)
Net increase in cash	1,476,000
Cash and cash equivalents, beginning of period	724,200
Exchange losses on cash	(1,900)
Cash and cash equivalents, end of period	$2,198,300
Supplemental disclosures of cash flow information:
Cash paid during the period for:
Income taxes paid, net of refund of $25,800	$801,700
Foreign taxes	3,600
Interest expense	1,500
See accompanying notes to financial statements and independent accountant’s review report.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)
1.    Basis of Presentation
Organization
JetFleet Holding Corp. (“JHC”) was incorporated in the state of California on January 27, 1994. As of December 31, 2015, all of the outstanding common stock of JHC was owned indirectly through trusts by Neal D. Crispin and Toni M. Perazzo (collectively, “the Founders”) and by shareholders not affiliated with JHC or its subsidiaries.
JHC owns all of the outstanding common stock of JetFleet Management Corp (“JMC”). JMC owns all of the outstanding common stock of EZLease Corp (“EZLease”), and JetFleet Canada; and all the membership interests of JetFleet Management USVI LLC (“JMC USVI”),.
These financial statements reflect the consolidation of JHC’s results with those of its wholly owned subsidiaries, JMC, EZLease, JMC USVI, and JetFleet Canada for the entire year (collectively, the “Company”). All significant intercompany balances and transactions have been eliminated in consolidation.
2.    Summary of Significant Accounting Policies
Business of the Company’s Subsidiaries
The Company was formed to build an integrated aircraft management, marketing and financing business. In August 2015, the Company extended its management agreement with AeroCentury Corp. (“ACY”) for ten years. The new management agreement expires in August 2025, and the Company remains responsible for the selection of assets to be acquired by ACY and the leasing, re-leasing and/or subsequent sale of assets owned by ACY. The Company is entitled to acquisition fees, re-sale fees and management fees in connection with these activities.
As mentioned above, JetFleet Canada is a subsidiary of JMC. Based in Calgary, Alberta, Canada, JetFleet Canada provides aircraft management and technical services for the Company and its affiliates. In 2015, JMC paid consulting fees of  $347,800 to JetFleet Canada.
JMC USVI is a subsidiary of JMC, based in St. Thomas, USVI. JMC has an agreement with JMC USVI for consulting services and to operate office space in the U.S. Virgin Islands for use by JMC. In 2015, JMC paid consulting fees of  $50,000 to JMC USVI.
EZLease is a subsidiary of JMC, based in Burlingame, California. Prior to JMC’s acquisition of EZLease, JMC had an agreement to lease office and computer equipment on a monthly basis from EZLease. Subsequent to the acquisition, JMC terminated monthly rent payments to EZLease.
The Company and Neal D. Crispin are partners in a partnership, Montevideo L.P. that owns a variable universal life insurance policy on its President and Chief Executive Officer, Neal D. Crispin. Upon his death, the Company is entitled to receive approximately five percent of the life insurance proceeds.
Concentration of Revenues
All of the fees earned by the Company are derived from aviation assets owned by ACY, which are leased to customers in countries around the world.
Use of estimates
The preparation of financial statements in accordance with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable for making judgments that are not readily apparent from other sources.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

2.    Summary of Significant Accounting Policies (continued)

Cash balances
The Company considers highly liquid investments readily convertible into known amounts of cash, with original maturities of thirty days or less, as cash equivalents.
Equity Investments
If the Company is not required to consolidate its investment in another entity, the Company uses the equity method if the Company (i) can exercise significant influence over the other entity and (ii) holds common stock and/or in-substance common stock of the other entity. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. The Company’s share of the net income or loss of the investee is included in equity in earnings of equity method investees on the Company’s Consolidated Statements of Operations. Dividends received from the investee reduce the carrying amount of the investment.
Equity method investments are also reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the investments may not be recoverable. No instances of impairment were noted on the Company’s equity method investments for the year ended December 31, 2015.
Notes Receivable
Notes receivable are carried at their estimated collectible amounts. Interest income on notes receivable is recognized using the interest method.
Furniture, Fixtures, Equipment and Depreciation
The Company’s interests in furniture, fixtures, and equipment are recorded at cost and depreciated using the straight-line method over five years.
Fair Value of Financial Instruments
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs, to the extent possible. The standard describes a fair value hierarchy based on three levels of inputs. The first two are considered observable and the last unobservable.
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs other than Level 1 that are observable either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

2.    Summary of Significant Accounting Policies (continued)

Assets and Liabilities Measured and Recorded at Fair Value on a Recurring Basis
The following table shows by level, within the fair value hierarchy, the Company’s assets at fair value:
		December 31, 2015
	Total	Level 1	Level 2	Level 3
Marketable securities	$2,867,900	$2,728,900	$0	$139,000
Limited partnership investment	101,400	0	0	101,400
Money market funds	272,600	272,600	0	0
Total	$3,241,900	$3,001,500	$0	$240.400

As of December 31, 2015 there were no liabilities that were required to be measured and recorded at fair value on a recurring basis.
Fair Value of Other Financial Instruments
The Company’s financial instruments, other than cash, consist principally of cash equivalents, accounts receivable, marketable securities, limited partnership investments and accounts payable. The fair value of cash equivalent accounts receivable and accounts payable approximates the carrying value of these financial instruments because of their short-term nature.
Marketable securities are stated at fair value as of the balance sheet date. The Company measures the fair values of investments in securities using the last quoted sales price from the primary exchange where the security is traded. The Company classifies its marketable equity securities as available for sale. Realized gains and losses, determined using the first in, first out (FIFO) method, are included in earnings; unrealized holding gains and losses are reported in other comprehensive income.
Limited partnership investments have no active market to determine fair market value and therefore, are stated at cost, plus or minus the Company’s equity in the increase and decrease in the partnership’s net assets after the date of acquisition and certain other adjustments. Distributions received from the partnership reduce the carrying amount of the investment. The limited partnership investment is also reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable.
The unrealized gains or losses included in earnings for the period ending December 31, 2015 are reported as comprehensive income as follows:
Comprehensive Income
Change in unrealized gains or losses relating to assets still held at reporting date (before income tax)	$767,900

On March 4, 1997, the Company made an initial capital contribution of  $150,000 to ACY for 150,000 shares of its common stock. During 2000 and 2001, the Company purchased a total of 88,300 shares of ACY common stock. During 2015, the Company purchased a total of 16,809 shares of ACY common stock. At December 31, 2015, the Company holds 214,876 shares of ACY common stock. Because the Company owns approximately 14% of ACY’s common stock, ACY’s results are not consolidated with those of the Company and the Company does not account for its investment under the equity method of accounting. ACY is listed on the NYSE Amex.
On May 1, 2012 the Company made an initial capital contribution of  $101,700 in Montevideo L.P. for a 5% general partnership interest. Montevideo L.P. is a Nevada limited partnership organized to acquire life insurance on Neal Crispin, the President and CEO of the Company. Because Montevideo L.P. does not

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

2.    Summary of Significant Accounting Policies (continued)

meet the definition of a business and the limited partner retains substantive participating rights in certain partnership decisions, the Company does not have control over the partnership and may not consolidate the results of the limited partnership with those of the Company. The Company accounts for its investment in the limited partnership using the equity method of accounting. Under the terms of the partnership agreement, the Company is allocated 5% of the net profits and losses earned by Montevideo L.P.
The following information summarizes the activity of the partnership through December 31, 2015.
Total assets	$2,028,000
Total liabilities	0
Net Assets	$2,028,000
Revenues	$0
Expenses	1,075
Net loss	$(1,075)
Company’s interest:
Share of net loss	$(100)
Share of net equity	$101,400

On May 9, 2014 the Company acquired 121 shares of Uniform Components non-voting preferred stock for approximately $146,000. The Uniform Components non-voting preferred stock has a cumulative preferred annual dividend of 10%. Because the Company owns a minority share of non-voting preferred stock, Uniform Components results are not consolidated with those of the Company, and the Company does not account for its investment under the equity method of accounting. The Company measures the fair value of this investment based on the preferred stock’s estimated net present value of dividends and the January 1, 2019 liquidation value.
Common Stock
On December 31, 2015, the Company had 363,791 shares of common stock outstanding.
Income taxes
As part of the process of preparing the Company’s consolidated financial statements, management is required to estimate income taxes in each of the jurisdictions in which the Company operates. This process involves estimating the Company’s current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and GAAP purposes. These differences result in deferred tax assets and liabilities, which are included in the consolidated balance sheet. Management must also assess the likelihood that the Company’s deferred tax assets will be recovered from future taxable income, and, to the extent management believes it is more likely than not that some portion or all of the deferred tax assets will not be realized, the Company must establish a valuation allowance. To the extent the Company establishes a valuation allowance or changes the allowance in a period, the Company reflects the corresponding increase or decrease within the tax provision in the consolidated statement of operations. Significant management judgment is required in determining the Company’s future taxable income for purposes of assessing the Company’s ability to realize any benefit from its deferred taxes. The Company records non-income based sales, use, property, value added and franchise taxes as general and administrative expense in the consolidated statement of operations.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

2.    Summary of Significant Accounting Policies (continued)

Comprehensive Income
The Company reports unrealized gains and losses from marketable securities in comprehensive income. In addition, for the Company’s foreign subsidiary where the functional currency is the Canadian dollar, monetary assets and liabilities are translated at year-end exchange rates while non-monetary items are translated at historical rates. Income and expense accounts are translated at the average rates in effect during the year. Gains and losses from foreign currency translation are included in comprehensive income.
Revenue Recognition
The Company recognizes income earned from services provided to ACY pursuant to a management agreement. The Company receives a monthly management fee based on the net asset value of ACY’s assets under management by the Company. The Company also receives an acquisition fee for locating assets for ACY, and may receive a remarketing fee in connection with the sale or re-lease of ACY’s assets.
3.    Commitments
The Company leases its office space under a lease expiring June 30, 2020. The monthly lease commitment includes an amount for base rent and operating expenses. The Company estimates that the future minimum lease commitments are as follows:
Year Ended December 31:	Amount
2016	$409,400
2017	415,600
2018	421,700
2019	428,100
2020	217,200
Total	$1,892,000

The Company has a contractual obligation to pay a certain amount of operating expenses (utilities and insurance costs) that are included in rent expense. The projected annual rent expenses shown above for the periods 2016 through 2020 are based on periodic increases to the base rental rate per the lease and operating expense amounts in effect at December 31, 2015. The monthly operating expenses are projected to increase by 2% beginning on January 1, 2017 and January 1, 2019. Total rent expense for the year ended December 31, 2015, which included rent from storage facilities that are rented on a monthly basis, was $449,600.
4.    Operating income of JHC and subsidiaries
The operating income/(loss), before income taxes, of each company included in the consolidated financial statements for the year ended December 31, 2015 is as follows:
JHC	$0
JMC	1,842,100
EZLease	(29,600)
JetFleet Canada	(345,000)
JMC USVI	(25,700)
Total	$1,441,800

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

5.    Income tax provision
The components for the provision for income taxes for the year ended December 31, 2015 were as follows:
Current tax provision:
Federal	$467,300
State	65,000
Foreign	3,800
Current tax provision	536,100
Deferred tax provision:
Federal	2,000
State	200
Change in valuation allowance	(1,200)
Deferred tax provision	1,000
Total provision for income taxes	$537,100

Total income tax expense differs from the amount that would be provided by applying the statutory federal income tax rate to pretax earnings as illustrated below:
Income tax benefit statutory federal income tax rate	$494,600
State tax benefit net of federal benefit	57,500
Meals and entertainment	13,000
Tax rate differences	(26,800)
Change in valuation allowance	(1,200)
Total income tax provision	$537,100

Temporary differences and carry-forwards that gave rise to a significant portion of deferred tax assets and (liabilities) as of December 31, 2015 are as follows:
Gross deferred tax assets:
Net operating loss carry-forwards	$3,200
Franchise taxes and other	31,000
Deferred tax assets	34,200
Valuation allowance	(3,100)
Net deferred tax asset	31,100
Gross deferred tax liabilities:
Unrealized gains on securities	(726,800)
Depreciation and impairment	(8,700)
Other	(3,300)
Net deferred tax liabilities	$(707,700)

JetFleet Canada is a Canadian corporation subject to tax in Canada and JMC USVI is a Virgin Islands limited liability company taxed as a corporation in the Virgin Islands. Accordingly, the provision for income taxes for these subsidiaries is reflected in the Company’s consolidated financial statements and includes foreign taxes currently payable and changes in deferred tax assets and liabilities.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

5.    Income tax provision (continued)

The state net operating loss carryovers of approximately $1,600 will be available to offset taxable income in future years and begin to expire in 2026.
A portion of the deferred tax assets recognized relates to JetFleet Canada’s foreign net operating loss carryovers. The foreign net operating carryovers of approximately $8,300 will be available to offset taxable income in future years and begin to expire in 2029. A valuation allowance was deemed necessary on certain JetFleet Canada net operating loss carryovers, as the Company has concluded, based on an assessment of all available evidence, that it is more likely than not that future taxable income will not be sufficient to realize these tax benefits. Where a valuation allowance was not recorded for other non foreign net operating loss carryover deferred tax assets, the Company believes that it is more likely than not that future taxable income (including the reversal of temporary differences) will be sufficient to realize the tax benefits for the balance of deferred tax assets on the balance sheet at December 31, 2015.
There are no material unrecognized income tax positions related to uncertain tax positions.
The Company accounts for interest related to uncertain tax positions as interest expense and for income tax penalties as tax expense.
All of the Company’s tax years remain open to examination other than as barred in the various jurisdictions by statutes of limitation.
6.    Concentration of Credit Risk
The Company maintains its cash and cash equivalents at various financial institutions where they are insured by the Federal Deposit Insurance Corporation (FDIC) and the Securities Investor Protection Corporation (SIPC) up to $250,000. The balances of these accounts from time to time exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. At December 31, 2015, the amount over FDIC and SIPC limits was approximately $1,454,000.
7.    Accumulated Comprehensive income
	Before-tax Amount	Tax (Expense)	Net-of-tax Amount
Foreign currency translation adjustments	$9,700	$(3,300)	$6,400
Unrealized gains on securities	1,824,600	(726,800)	1,097,800
Total accumulated comprehensive income	$1,834,300	$(730,100)	$1,104,200

8. Retirement plan
The Company maintains a qualified defined contribution salary deferral profit sharing plan for U.S. employees. An employee must be at least 21 years of age to participate in this plan. This plan permits employees to defer up to 15% of their salary based on strict IRS guidelines. During 2015, the Company elected to make matching contributions equal to 100% of the portion of the participant’s salary reduction, up to $5,000, which does not exceed 4% of the participant’s qualified compensation. Participants are always 100% vested in their salary deferral contributions. Participants vest in the matching Company contributions ratably over two years. The Company made matching contributions to this plan for the year ended December 31, 2015 of  $48,800.

JetFleet Holding Corp. and Subsidiaries

Notes to Consolidated Financial Statements
(Unaudited)

9.    Related Party Transactions
The Company’s subsidiary, JMC, an integrated aircraft management, marketing and financing business, manages and administered a portfolio of leased aircraft assets owned by ACY pursuant to a ten-year management agreement. Certain officers of the Company are also officers of ACY and hold significant ownership positions in both ACY and the Company. JMC also receives an acquisition fee for locating assets for ACY, and may receive a remarketing fee in connection with the sale or re-lease of the ACY’s assets. During the year ended December 31, 2015, JMC received management fees of  $5,581,400 and remarketing fees of  $871,600.
10.    Subsequent Events
The Company has evaluated events occurring through August 16, 2016, the date the financial statements were available to be issued, for events requiring recording or disclosure in the financial statements for the year ended December 31, 2015.
On January 26, 2016, Neal D. Crispin, the chief executive officer and president passed away after a brief illness. As a result, beginning in April 2016 JMC ceased payment of management fees to JMC USVI and initiated closing JMC USVI’s office in the Virgin Islands.
As of August 16, 2016, the value of the Company’s investment in AeroCentury Corp common stock had decreased by $894,000.

Unaudited Pro Forma Condensed COMBINED Financial Information
The following unaudited pro forma condensed combined financial information and explanatory notes show the impact on the historical financial positions and results of operations of AeroCentury and JetFleet and have been prepared to illustrate the effects of the JetFleet Acquisition involving AeroCentury and JetFleet under the acquisition method of accounting with AeroCentury treated as the acquirer.
The unaudited pro forma condensed combined statements of operations data for the year ended December 31, 2017 and the quarter ended March 31, 2018 reflect the JetFleet Acquisition as if it had occurred on January 1, 2017, the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet data as of March 31, 2018 reflects the JetFleet Acquisition as if it had occurred on March 31, 2018. The pro forma adjustments are based on the information available at the time of the preparation of this proxy statement.
The unaudited pro forma condensed combined financial information that follows is presented for informational purposes only and is not intended to represent or be indicative of the combined results of operations or financial position that would have been reported had the JetFleet Acquisition been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the transaction, factually supportable, and, with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the JetFleet Acquisition or any integration costs. Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the JetFleet Acquisition as described in the notes to the unaudited pro forma condensed combined financial information. The pro forma adjustments are preliminary and based on estimates of the fair value of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the JetFleet Acquisition. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed as of the date the JetFleet Acquisition closes, and could result in a significant change to the unaudited pro forma condensed combined financial information.
Because of the contractual management company relationship between AeroCentury and JetFleet in existence at the time of the JetFleet Acquisition, a substantial portion of the consideration paid by AeroCentury is likely to be treated as a settlement loss expense under United States generally accepted accounting principles (“GAAP”). The unaudited pro forma condensed combined balance sheet as of March 31, 2018 is presented as if the JetFleet Acquisition had occurred on March 31, 2018. The unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2017 and the quarter ended March 31, 2018 are presented as if the JetFleet Acquisition had occurred on January 1, 2017. The historical condensed combined financial information has been adjusted to reflect factually supportable items that are directly attributable to the JetFleet Acquisition and, with respect to the statements of operations only, expected to have a continuing impact on combined results of operations. Management fee payments and other intercompany transactions between JetFleet and AeroCentury have been eliminated in the pro forma condensed combined income statements.
The preparation of the unaudited pro forma condensed combined financial information and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with:
•
the accompanying notes to the unaudited pro forma condensed combined financial information;

•
AeroCentury’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, included in AeroCentury’s Annual Report on Form 10-K, as filed with the SEC on March 8, 2018;

•
AeroCentury’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarter ended March 31, 2018 included in AeroCentury’s Quarterly Report on Form 10-Q, as filed with the SEC on May 15, 2018;

•
JetFleet’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2017 and 2016 included on pages F-2 through F-29; and

•
JetFleet’s unaudited consolidated financial statements and accompanying notes as of and for the quarter ended March 31, 2018 included on pages F-30 through F-41; and

•
other information pertaining to AeroCentury and JetFleet contained in or incorporated by reference into this proxy statement. See “Selected Consolidated Historical Financial Data of AeroCentury” and “Selected Consolidated Historical Financial Data of JetFleet” included elsewhere in this proxy statement.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2018
	AeroCentury historical	JetFleet historical	Pro forma adjustments	Notes	Pro forma combined
ASSETS
Cash and cash equivalents	$4,793,100	$4,283,600	$(6,927,700)	(a)	$2,149,000
Marketable securities	—	3,848,600	(3,713,200)	(b)	135,400
Accounts receivable	3,159,000	1,300	—		3,160,300
Receivable – AeroCentury	—	479,000	(479,000)	(c)	—
Finance leases receivable	22,893,400	—	—		22,893,400
Note receivable	—	27,500	—		27,500
Aircraft, net of accumulated depreciation	188,858,000	—	—		188,858,000
Assets held for sale	4,821,800	—	—		4,821,800
Equipment, net of depreciation	—	21,600	—		21,600
Prepaid expenses and other	1,662,600	215,700	—		1,878,300
Total assets	$226,187,900	$8,877,300	$(11,119,900)		$223,945,300
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$341,100	$189,100	$500,000	(d)	$1,030,200
Payable – JetFleet	479,000	—	(479,000)	(c)	—
Accrued payroll	—	99,500	—		99,500
Notes payable and accrued interest	133,768,100	—	—		133,768,100
Security deposits	2,968,800	—	—		2,968,800
Unearned revenues	4,398,600	—	—		4,398,600
Maintenance reserves	27,113,600	—	—		27,113,600
Accrued maintenance costs	294,300	—	—		294,300
Deferred income taxes	8,583,900	757,300	(785,000)	(e)	8,556,200
Income taxes payable	556,500	56,000	785,000	(e)	1,397,500
Total liabilities	178,503,900	1,101,900	21,000		179,626,800
Stockholders’ equity:
Common stock	1,600	1,261,600	(1,261,500)	(f)	1,700
Paid-in capital	14,780,100	—	2,236,500	(g)	17,016,600
Retained earnings	35,939,100	4,493,200	(10,095,300)	(h)	30,337,000
Foreign currency translation adjustments	—	300	(300)	(i)	—
Unrealized gain on securities	—	2,020,300	(2,020,300)	(j)	—
	50,720,800	7,775,400	(11,140,900)		47,355,300
Treasury stock	(3,036,800)	—	—		(3,036,800)
Total stockholders’ equity	47,684,000	7,775,400	(11,140,900)		44,318,500
Total liabilities and stockholders’ equity	$226,187,900	$8,877,300	$(11,119,900)		$223,945,300

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2017
	AeroCentury historical	JetFleet historical	Pro forma adjustments	Notes	Pro forma combined
Revenues and other income:
Operating lease revenue	$29,002,700	$—	$—		$29,002,700
Maintenance reserves revenue	3,886,900	—	—		3,886,900
Finance lease revenue	1,571,500	—	60,000	(k)	1,631,500
Net loss on disposal of assets	791,500	—	—		791,500
Net gain on sales-type finance leases	297,400	—	51,100	(k)	348,500
Other income	3,800	12,700	—		16,500
Management fee income		6,109,100	(6,109,100)	(l)	—
Acquisition and re-sale fee income		901,600	(901,600)	(k)	—
	35,553,800	7,023,400	(6,899,600)		35,677,600
Expenses:
Management fees	6,109,200	—	(6,109,200)	(l)	—
Depreciation	12,025,600	—	(39,000)	(k)	11,986,600
Provision for impairment	1,002,100	—	—		1,002,100
Interest	7,753,200	19,600	—		7,772,800
Maintenance	2,924,300	—	—		2,924,300
Professional fees, general and administrative and other	1,945,100	899,100	(619,400)	(m)	2,224,800
Other taxes	90,300	—	—		90,300
Insurance	271,300	—	—		271,300
Salaries and employee benefits	—	3,459,700	—		3,459,700
Rent	—	423,600	—		423,600
Consulting fees	—	524,700	—		524,700
	32,121,100	5,326,700	(6,767,600)		30,680,200
Income before income tax provision	3,432,700	1,696,700	(132,000)		4,997,400
Income tax provision	(3,966,500)	481,400	(262,900)	(n)	(3,748,000)
Net income	$7,399,200	$1,215,300	$130,900		$8,745,400
Earnings per share	5.10				5.54
Weighted average shares outstanding	1,449,576		129,286	(o)	1,578,862

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2018
	AeroCetury historical	JetFleet historical	Pro forma adjustments	Notes	Pro forma combined
Revenues and other income:
Operating lease revenue	$6,462,900	$—	$—		$6,462,900
Maintenance reserves revenue	—	—	—		—
Finance lease revenue	379,000	—	18,000	(k)	397,000
Net loss on disposal of assets	(8,200)	—	—		(8,200)
Net gain on sales-type finance leases	—	—	—	(k)	—
Other income	1,051,400	3,100	—		1,054,500
Management fee income	—	1,446,700	(1,446,700)	(l)	—
Acquisition and re-sale fee income	—	—	—	(k)	—
	7,885,100	1,449,800	(1,428,700)		7,906,200
Expenses:
Management fees	1,446,800	—	(1,446,800)	(l)	—
Depreciation	2,941,900	—	(20,000)	(k)	2,921,900
Provision for impairment	—	—	—		—
Interest	2,254,100	—	—		2,254,100
Maintenance	91,200	—	—		91,200
Professional fees, general and administrative and other	577,400	237,200	(200,000)	(m)	614,600
Other taxes	22,600	—	—		22,600
Insurance	79,700	—	—		79,700
Bad debt expense	—	—	—		—
Salaries and employee benefits	—	739,800	—		739,800
Rent	—	101,700	—		101,700
Consulting fees	—	62,000	—		62,000
	7,413,700	1,140,700	(1,666,800)		6,887,600
Income before income tax provision	471,400	309,100	238,100		1,018,600
Income tax provision	154,100	83,000	13,400	(n)	250,500
Net income	$317,300	$226,100	$224,700		$768,100
Earnings per share	0.22				0.50
Weighted average shares outstanding	1,416,699		129,286	(o)	1,545,985

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Notes to Unaudited Pro Forma Condensed Combined Financial Information
The following unaudited pro forma condensed combined financial statements are based on AeroCentury’s historical consolidated financial statements and JetFleet Holding Corp.’s (“JetFleet”) historical consolidated financial statements as adjusted to give effect to the acquisition of JetFleet.
The aggregate consideration to be paid by AeroCentury consists of  $3.5 million in cash plus 129,286 shares of AeroCentury common stock, subject to certain adjustments as provided in the merger agreement.
The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
Note 1 — Basis of presentation
The unaudited pro forma condensed combined financial statements are based on AeroCentury’s and JetFleet’s historical consolidated financial statements as adjusted to give effect to the acquisition of JetFleet. The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and the quarter ended March 31, 2018 give effect to the JetFleet acquisition as if it had occurred on January 1, 2017. The unaudited pro forma condensed combined balance sheet as of March 31, 2018 gives effect to the JetFleet acquisition as if it had occurred on March 31, 2018.
Note 2 — Preliminary purchase price allocation
On October 26, 2017, AeroCentury agreed to acquire JetFleet for total consideration of approximately $5.7 million, based on the closing stock price of AeroCentury’s common stock on March 28, 2017. AeroCentury will finance the acquisition through the payment of  $3.5 million of cash and issuance of an additional 129,286 shares of common stock of AeroCentury. The value of the shares of common stock to be issued will be dependent on the closing stock price as of the date of consummation of the merger. The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of JetFleet based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.
See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

The following table shows the preliminary allocation of the purchase price for JetFleet to the acquired identifiable assets, assumed liabilities and pro forma settlement loss, based upon AeroCentury’s closing stock price of  $17.30 on March 28, 2017:
December 31, 2017
Cash	$3,500,000
AeroCentury common stock (129,286 shares)	2,236,600
Total purchase price	5,736,600
Cash	841,000
Marketable securities	135,400
Accounts receivable, net	1,300
Receivable-AeroCentury	493,900
Note receivable	27,500
Deferred taxes	27,700
Equipment	21,600
Other assets	215,700
Total identifiable assets(*)	1,764,100
Accounts payable	(189,100)
Accrued payroll	(99,500)
Taxes payable	(841,000)
Total identifiable liabilities(*)	(1,129,600)
Total pro forma settlement loss(**)	$5,102,100

(*)
Measured at fair value

(**)
The pro forma settlement loss amount was estimated using an income approach. AeroCentury assessed the contractual terms and conditions of the current management agreement as compared to current market conditions and the historical and expected financial performance of AeroCentury and JetFleet. Based on the analysis performed, AeroCentury determined that the contractual payment terms are above market rates. The present value of the expected differential between payments currently required by the management agreement and those that would be required if the contract reflected current market terms was calculated over the management agreement contractual term. As the management fee currently paid by AeroCentury is deemed to be above market and the settlement of this pre-existing relationship results in a loss, the loss will be recognized in the consolidated statement of operations at the acquisition date and will reduce the estimated purchase consideration transferred.

Note 3 — Pro forma adjustments
The pro forma adjustments are based on our preliminary estimates and assumptions and are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information. There are no material differences in accounting policies between AeroCentury and JetFleet.
See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Adjustments to the pro forma condensed combined balance sheet
(a)
Reflects:

AeroCentury		JetFleet		Total
Accrued management and acquisition fees due to JetFleet	$(479,000)	Accrued management and acquisition fees due from AeroCentury	$479,000
Cash consideration related to acquisition	(3,500,000)	Cash consideration related to acquisition	3,500,000
		Pre-Closing Cash Dividend to JetFleet shareholders prior to acquisition	(6,927,700)
	$(3,979,000)		$(2,948,700)	$(6,927,700)

(b)
Pre-Closing Stock Dividend of common stock of AeroCentury currently held by JetFleet and to be dividended to JetFleet shareholders prior to the acquisition.

(c)
Reflects the reduction in JetFleet receivables from AeroCentury for accrued management and acquisition fees.

(d)
Reflects estimated non-recurring transaction costs related to the acquisition of JetFleet by AeroCentury.

(e)
Reflects the tax effect of common stock of AeroCentury held by JetFleet to be dividended to JetFleet shareholders prior to the acquisition.

(f)
Reflects:

AeroCentury		JetFleet		Total
Common stock issued to JetFleet, $0.001 par value	$100	Elimination of subsidiary equity on consolidation	$(1,261,600)	$(1,261,500)
(g)
Reflects paid-in capital related to common stock issued to JetFleet.

(h)
Reflects the cumulative effect of pro forma adjustments, net of taxes, as follows:

AeroCentury		JetFleet		Total
Estimated settlement loss	(5,102,100)	Cumulative effect of JetFleet portion of pro forma adjustments (notes a, b, c, d, f, i and j), net of taxes	(3,858,700)
Estimated non-recurring transaction costs	(500,000)	Net effect of the identifiable assets acquired and liabilities assumed by AeroCentury as a result of its acquisition of JetFleet	(634,500)
	$(5,602,100)		$(4,493,200)	$(10,095,300)

(i)
Reflects elimination of prior foreign currency adjustments.

(j)
Reflects elimination of unrealized gain on common stock of AeroCentury held by JetFleet to be distributed to JetFleet shareholders prior to acquisition.

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Adjustments to the pro forma condensed statements of operations
(k)
Reflects the effect of acquisition and remarketing fees paid by AeroCentury to JetFleet since January 1, 2017. Acquisition fees were capitalized and depreciated by AeroCentury; remarketing fees were expensed or decreased gains on asset sales by AeroCentury. Acquisition and remarketing fees were recorded as income by JetFleet.

(l)
Reflects the elimination of management fees paid by AeroCentury to JetFleet and recorded as expense and income, respectively.

(m)
Eliminates non-recurring acquisition costs incurred by AeroCentury.

(n)
Reflects the income tax effect of pro forma adjustments based on the estimated combined statutory tax rate of 35%.

(o)
Represents shares of AeroCentury common stock issued as purchase consideration.

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Annex A

AGREEMENT AND PLAN OF MERGER
among:
AEROCENTURY CORP.,
a Delaware corporation;
FALCON LANDING, INC.,
a California corporation;
JETFLEET HOLDING CORP.,
a California corporation;
and
FORTIS ADVISORS LLC,
as the Shareholder Representative
Dated as of October 26, 2017

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (“Agreement”) is made and entered into as of October 26, 2017, by and among: AeroCentury Corp., a Delaware corporation (“Parent”); Falcon Landing, Inc., a California corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”); JetFleet Holding Corp., a California corporation (the “Company”); and, solely with respect to Article 8 and Section 9.1, Fortis Advisors LLC, a Delaware limited liability company, as the Shareholder Representative.
WHEREAS, upon the terms of and subject to the conditions set forth in this Agreement and in accordance with the CGCL, Parent and the Company have agreed to enter into a business combination transaction pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and the Company will survive the Merger as a wholly-owned Subsidiary of Parent;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (i) determined that the Merger is fair to, and in the best interests of, the Company and its shareholders and has approved, adopted and declared the advisability of this Agreement, the Merger and the other transactions contemplated by this Agreement, and (ii) recommended the approval and adoption of this Agreement, the Merger and other transactions contemplated by this Agreement by the shareholders of the Company in accordance with the CGCL;
WHEREAS, the board of directors of Parent (the “Parent Board”) has determined that the Merger is fair to, and in the best interests of, Parent and its stockholders and has approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement;
WHEREAS, (i) the board of directors of Merger Sub (the “Merger Sub Board”) has determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole shareholder and has approved this Agreement and the transactions contemplated by this Agreement, and (ii) Parent, as the sole shareholder of Merger Sub, has approved, in accordance with the CGCL, this Agreement, the Merger and the other transactions contemplated by this Agreement;
WHEREAS, as soon as reasonably practicable following the execution and delivery of this Agreement, Parent and the Company shall apply for the California Permit (as defined hereinafter) as provided in Section 5.2 hereof;
WHEREAS, as soon as reasonably practicable following receipt of the California Permit, the Company shall solicit and obtain from the Requisite Shareholders a written consent (the “Written Consent”) adopting this Agreement and approving the Merger and the other transactions contemplated by this Agreement in accordance with Chapter 12 of the CGCL and the relevant provisions of the Articles of Incorporation and bylaws of the Company;
WHEREAS, at the Closing, Parent, the Shareholder Representative and Continental Stock Transfer & Trust Company (the “Escrow Agent”), shall execute an Escrow Agreement substantially in the form attached hereto as Exhibit A, subject to any changes proposed by the Escrow Agent that are reasonably acceptable to Parent and the Company (the “Escrow Agreement”);
WHEREAS, pursuant to the Merger, among other things, each of the issued and outstanding shares of Company Common Stock will be converted into the right to receive consideration as set forth in Article 2; and
WHEREAS, as a material inducement for Parent to enter into this Agreement, at the Closing, each of the Key Employees will enter into a Non-Solicitation Agreement with Parent in substantially the form attached hereto as Exhibit C (a “Non-Solicitation Agreement”) and each of the Specified Shareholders will enter into a Non-Competition Agreement with Parent in substantially the form attached hereto as Exhibit D (a “Non-Compete Agreement”).
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

Article 1
DEFINITIONS
Section 1.1   Definitions.
(a)   The following terms, as used herein, have the following meanings:
“Acquired Companies” means, collectively, the Company and all of its direct and indirect Subsidiaries including JMC, and an “Acquired Company” means the Company or any of its direct and indirect Subsidiaries including JMC.
“Action” means any action, suit or proceeding, arbitral action, governmental inquiry, criminal prosecution or other investigation.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
“Aggregate Base Cash Consideration” means $3,500,000.
“Aggregate Base Stock Consideration” means 129,286 shares of Parent Common Stock (subject to appropriate adjustment for any stock split (including a reverse stock split), reclassification, recapitalization, split-up, combination, exchange of shares, readjustment, or other similar transaction, or a stock dividend or stock distribution thereon).
“Aggregate Cash Consideration” means the greater of  (a) the Aggregate Base Cash Consideration plus or minus, as the case may be, the positive or negative amount of the Consideration Adjustment Amount, and (b) $0.00.
“Aggregate Escrow Balance” means, at any time, the sum of  (a) the aggregate amount of cash remaining in the Escrow Fund as of such time, including any interest accrued or income otherwise earned thereon, plus (b) the product of  (i) the number of shares of Parent Common Stock remaining in the Escrow Fund as of such time multiplied by (ii) the Deemed Per-Share Value.
“Aggregate Stock Consideration” means a number of shares of Parent Common Stock equal to (a) the number shares of Parent Common Stock comprising the Aggregate Base Stock Consideration minus (b) the quotient obtained by dividing the Conclusive Cash Consideration Shortfall (if any) by the Deemed Per-Share Value (subject to appropriate adjustment for any stock split (including a reverse stock split), reclassification, recapitalization, split-up, combination, exchange of shares, readjustment, or other similar transaction, or a stock dividend or stock distribution thereon), provided that under no circumstances shall the Aggregate Stock Consideration comprise a greater number of shares of Parent Common Stock than the Aggregate Base Stock Consideration.
“Anti-Corruption and Anti-Bribery Laws” shall mean (i) the Foreign Corrupt Practices Act of 1977, as amended, any rules or regulations thereunder, and (ii) any other applicable United States or non-U.S. anti-corruption or anti-bribery laws or regulations.
“Articles of Incorporation” means the Articles of Incorporation of the Company, as filed with the California Secretary of State on January 27, 1994, as amended by the Certificate of Amendment of Amended and Restated Articles of Incorporation of the Company filed with the California Secretary of State on February 28, 1994 and the Certificate of Amendment of Articles of Incorporation of the Company as filed with the California Secretary of State on May 22, 1998.
“Audited Company Financial Statements” has the meaning set forth in Section 3.4.
“Baseline Non-Cash Working Capital” means $450,000.
“Book-Entry Shares” means uncertificated shares of Company Common Stock represented by book entry.

“Business Day” means any day (other than a Saturday or Sunday) on which banks are not required or authorized to close in San Francisco, California.
“Cash Consideration Shortfall” means the lesser of  (a) the sum of  (i) the Aggregate Base Cash Consideration plus (ii) the Consideration Adjustment Amount, and (b) $0.00. By way of example, (x) if the Aggregate Base Cash Consideration is $3,500,000 and the Consideration Adjustment Amount is negative $4,000,000, then the Aggregate Cash Consideration would be $0.00 and the Cash Consideration Shortfall would be $500,000, (y) if the Aggregate Base Cash Consideration is $3,500,000 and the Consideration Adjustment Amount is negative $500,000, then the Aggregate Cash Consideration would be $3,000,000 and the Cash Consideration Shortfall would be $0.00, and (c) if the Aggregate Base Cash Consideration is $3,500,000 and the Consideration Adjustment Amount is positive $500,000, then the Aggregate Cash Consideration would be $4,000,000 and the Cash Consideration Shortfall would be $0.00.
“Cash True-Up Amount” (which may be a positive or negative number, or zero) means the Aggregate Cash Consideration minus the Estimated Aggregate Cash Consideration.
“CGCL” means the California General Corporation Law.
“Certificate” means a certificate representing shares of Company Common Stock outstanding immediately prior to the Effective Time.
“Change of Control Payment” means any commission, severance, bonus, or other payment of any kind payable by any Acquired Company to any director, employee or independent contractor that is triggered as a result of the consummation of the Merger, but only to the extent that any such payments remain unpaid as of immediately prior to the Closing, and in each case other than a Third Party Expense.
“Closing Cash” means the amount of Company Cash as of immediately prior to the Closing.
“Closing Distribution Percentage” means the percentage representing (a) one (1) minus (b) the Escrow Percentage.
“Closing Indebtedness” means the consolidated aggregate Indebtedness of all of the Acquired Companies as of immediately prior to the Closing.
“Closing Non-Cash Working Capital” means Non-Cash Working Capital as of immediately prior to the Closing.
“Closing Non-Cash Working Capital Adjustment” (which may be a positive or negative number, or zero) means Closing Non-Cash Working Capital minus Baseline Non-Cash Working Capital.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Benefit Plan” means any (i) oral or written employment or consulting agreement to or under which any Acquired Company is a party or has any liability, and (ii) employee benefit plan, program or arrangement currently sponsored, maintained or contributed to by any Acquired Company or any ERISA Affiliate, or with respect to which any Acquired Company or any ERISA Affiliate has any liability, including but not limited to employee pension benefit plans, as defined in Section 3(2) of ERISA, multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation plans, stock option or other compensation plans payable in or based on the Company’s equity, stock purchase plans, bonus plans, severance or termination pay plans and policies, and sick pay and vacation plans or arrangements, whether or not described in Section 3(3) of ERISA.
“Company Cash” means, as of a specified time, the consolidated cash and cash equivalents of the Acquired Companies (net of outstanding checks issued by the Acquired Companies, other than checks payable from one Acquired Company to another Acquired Company) as of such time, calculated in accordance with GAAP applied on a basis consistent with the application thereof to the Audited Company Financial Statements; provided that “Cash” shall exclude all cash and cash equivalents that constitute “restricted cash” under GAAP.
“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company D&O Policy” means the directors and officers insurance policy of the Acquired Companies covering the directors or officers of the Company or any other Acquired Company.
“Company Material Adverse Effect” means any event, change, circumstance, state of facts or effect (when taken together with all other changes, circumstances, states of facts or effects) that (a) would or would reasonably be expected to materially adversely affect or delay the ability of the Company, Parent or Merger Sub to consummate the Merger or (b) has had or would be reasonably expected to have a material adverse effect on the financial condition or business of the Acquired Companies taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and no change or effect arising from, attributable to or relating to any of the following shall be taken into account in determining whether there has been a Company Material Adverse Effect: (i) the negotiation (including activities relating to due diligence), execution, delivery, public announcement or pendency of this Agreement or any of the transactions contemplated herein or any actions taken in compliance herewith, including the impact thereof on the relationships of the Acquired Companies with customers, suppliers, distributors, consultants, employees or independent contractors or other third parties with whom the Acquired Companies have any relationship; (ii) conditions affecting the U.S. economy or financial markets or any foreign markets or any foreign economy or financial markets in any location where any Acquired Company has material operations or sales, except to the extent any such condition has a disproportionate effect on the industry in which the Acquired Companies operate or participate; (iii) compliance with the terms of, or the taking of any action required by, this Agreement, or otherwise taken with the written consent of Parent; (iv) any breach by Parent or Merger Sub of this Agreement or the Confidentiality Obligation; (v) the taking of any action by Parent or any of Parent’s Subsidiaries; (vi) any change in GAAP or applicable laws (or interpretation thereof); (vii) any acts of God, calamities, acts of war or terrorism, or national or international political or social conditions, except to the extent any such condition has a disproportionate effect on the industry in which the Acquired Companies operate or participate; (viii) any event, occurrence or circumstance related to any Acquired Company or its business, results of operations or financial condition that exists as of the date hereof and is set forth in the Disclosure Schedule (but solely to the extent that it is reasonably apparent on the face of such disclosure that such matter is reasonably likely to result in a material adverse effect); or (ix) any failure in and of itself  (as distinguished from any change or effect giving rise to or contributing to such failure) by the Acquired Companies to meet any projections or forecasts for any period.
“Company Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company.
“Company Shareholder” means a holder of shares of Company Common Stock.
“Consideration Adjustment Amount” (which may be a positive or negative number, or zero) means the amount of Closing Cash (if any), minus the amount of Closing Indebtedness (if any), minus the amount of Third Party Expenses (if any), minus the amount of Change of Control Payments (if any), plus or minus, as the case may be, by the positive or negative amount of the Closing Non-Cash Working Capital Adjustment, minus the Representative Reimbursement Amount, and minus the Closing Tax Liability.
“Deemed Per-Share Value” means, with respect to each share of Parent Common Stock, $17.79 (subject to adjustment pursuant to Section 2.4(b) for any stock split (including a reverse stock split), reclassification, recapitalization, split-up, combination, exchange of shares, readjustment, or other similar transaction, or a stock dividend or stock distribution thereon).
“Disclosure Schedule” means the Disclosure Schedule that has been delivered by the Company to Parent on the date of this Agreement.
“Encumbrance” means any encumbrance, charge, claim, limitation, condition, equitable interest, mortgage, covenant, deposit, conditional sale, lien, option, pledge, security interest, easement, encroachment, right of first refusal, adverse claim, or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any trade or business, whether or not incorporated, that together with any Acquired Company would be deemed a “single employer” within the meaning of Section 4001(b)(i) of ERISA.

“Escrow Fund” means the escrow fund established pursuant to the Escrow Agreement.
“Escrow Participants” means all Persons who hold shares of Company Common Stock (other than Dissenting Shares) immediately prior to the Effective Time.
“Escrow Participation Percentage” means, with respect to an Escrow Participant, the percentage corresponding to the fraction: (a) having a numerator equal to the aggregate amount of cash distributable to such Escrow Participant at the Closing pursuant to Section 2.4 (prior to deducting any sums contributed to the Escrow Fund therefrom on behalf of such Escrow Participant); and (b) having a denominator the aggregate amount of cash described in clause (a) above with respect to all Escrow Participants.
“Escrow Percentage” means ten percent (10%).
“Escrow Property” means the cash (including any interest accrued or income otherwise earned thereon, and dividends received in respect of shares of Common Stock held in the Escrow Fund and any interest accrued or income otherwise earned thereon) and shares of Parent Common Stock remaining in the Escrow Fund as of such time.
“Estimated Per Share Cash Consideration” means (a) the Estimated Aggregate Cash Consideration divided by (b) the number of Company Common Shares Outstanding.
“Final Schedules” means the Disclosure Schedules as updated by any and all Supplemental Disclosure Schedules permitted pursuant to Section 5.14.
“Fundamental Representations” means the representations and warranties made in Sections 3.1, 3.2, 3.3, 3.5, 3.17(b), 3.21, 3.22(b), 3.23 and 3.25 of this Agreement.
“GAAP” means generally accepted accounting principles in the United States.
“Holdback Account” means the escrow account comprising a part of the Escrow Fund, established by the Escrow Agent to hold the Holdback Amount.
“Holdback Amount” means an amount equal to $175,000.
“Indebtedness” means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money (including overdraft facilities) or indebtedness issued in substitution or exchange for borrowed money, (b) all obligations of such Person for the deferred purchase price of property, assets, securities, equipment or services (other than trade liabilities incurred in the ordinary course of business consistent with past practice), including any earn-out or similar payment obligations valued at the maximum amount payable thereunder, (c) all other obligations of such Person that are evidenced by a note, bond, security, debenture or similar instrument, (d) all obligations of such Person in respect of any letter of credit or acceptance issued or created for the account of such Person (but only to the extent actually drawn and not paid), (e) all obligations of such Person in respect of any interest rate, commodity, currency or financial market swap, option, future or hedging or similar agreement (solely to the extent not included in Third Party Expenses), (f) all obligations of such Person as lessee that have been recorded as capital leases under GAAP, (g) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired, (h) all accrued but unpaid interest, premiums, make-wholes, penalties, fees, expenses and reimbursements payable under the documentation governing any of the foregoing, including in connection with the repayment or redemption thereof  (whether or not actually repaid or redeemed) and (i) all guarantees of any of the foregoing for the benefit of another Person, including by means of pledging any assets or the granting of Encumbrances. For the avoidance of doubt, Indebtedness does not include (x) any amounts included in Third Party Expenses, Change of Control Payments or Non-Cash Working Capital or (y) any intercompany indebtedness.
“Indemnification Basket” means $25,000.
“Indemnification Pro-Rata Portion” means, with respect to each Escrow Participant, (i) the applicable indemnifiable Loss multiplied by (ii) such Escrow Participant’s Escrow Participation Percentage.
“IRS” means the United States Internal Revenue Service.
“JMC” means JetFleet Management Corp., a California corporation.

“Key Employee” means each of Toni M. Perazzo, Michael G. Magnusson, Christopher Tigno and Frank Pegueros.
“Knowledge” means, (i) with respect to the Company, the actual knowledge of any executive officer of any Acquired Company or such knowledge as any such executive officer would reasonably be expected to have in the conduct of his or her duties and (ii) with respect to Parent or the Surviving Corporation, the actual knowledge of any executive officer of Parent or Surviving Corporation or such knowledge as any such executive officer would reasonably be expected to have in the conduct of his or her duties.
“Majority of the Minority Shareholders” mean shareholders of the Company, other than the Specified Shareholders, holding at least a majority of all shares of outstanding Company Common Stock held by shareholders of the Company other than the Specified Shareholders.
“Merger Consideration” means the Aggregate Cash Consideration and the Aggregate Stock Consideration.
“Non-Cash Working Capital” (which may be a positive or negative number, or zero) means the consolidated current assets of the Acquired Companies less the consolidated current liabilities of the Acquired Companies, in each case as of immediately prior to the Closing, determined in accordance with GAAP applied on a basis consistent with the Audited Company Financial Statements. Non-Cash Working Capital shall exclude all Company Cash, all Indebtedness, all Third Party Expenses, all Change of Control Payments, any items taken into account for the purposes of calculating the Closing Tax Liability and all shares of Parent Common Stock.
“Number of Company Common Shares Outstanding” means the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time.
“Parent Common Stock” means common stock, par value $0.001 per share, of Parent.
“Parent Indemnitees” means Parent and its Affiliates (including each Acquired Company after the Closing) and each of their respective stockholders, directors, officers, employees and agents.
“Parent Material Adverse Effect” means any material adverse effect on the financial condition or business of Parent; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and no change or effect arising from, attributable to or relating to any of the following shall be taken into account in determining whether there has been a Parent Material Adverse Effect: (i) the negotiation (including activities relating to due diligence), execution, delivery, public announcement or pendency of this Agreement or any of the transactions contemplated herein or any actions taken in compliance herewith, including the impact thereof on the relationships of Parent with customers, suppliers, distributors, consultants, employees or independent contractors or other third parties with whom Parent has any relationship; (ii) conditions affecting the U.S. economy or financial markets or any foreign markets or any foreign economy or financial markets in any location where Parent has material operations or sales, except to the extent any such condition has a disproportionate effect on the industry in which Parent operates or participates; (iii) compliance with the terms of, or the taking of any action required by, this Agreement, or otherwise taken with the written consent of the Company; (iv) any breach by the Company of this Agreement; (v) the taking of any action by any of the Acquired Companies; (vi) any change in GAAP or applicable laws (or interpretation thereof); (vii) any acts of God, calamities, acts of war or terrorism, or national or international political or social conditions, except to the extent any such condition has a disproportionate effect on the industry in which Parent operates or participates; (viii) any event, occurrence or circumstance related to Parent or its business, results of operations or financial condition that exists as of the date hereof and is set forth in public filings by Parent with the U.S. Securities and Exchange Commission (but solely to the extent that it is reasonably apparent in such filings that such matter is reasonably likely to result in a material adverse effect on the financial condition or business of Parent); or (ix) any failure in and of itself  (as distinguished from any change or effect giving rise to or contributing to such failure) by Parent to meet any projections or forecasts for any period.
“Party” means Parent, Merger Sub, the Company and the Shareholder Representative.
“Per Share Cash Consideration” means (a) the Aggregate Cash Consideration divided by (b) the number of Company Common Shares Outstanding.

“Per Share Stock Consideration” means a number of fully paid and nonassessable shares of Parent Common Stock equal to (a) the number of shares of Parent Common Stock comprising the Aggregate Stock Consideration divided by (b) the Number of Company Common Shares Outstanding.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Principal Documents” means (i) this Agreement, (ii) the Escrow Agreement, (iii) each agreement, instrument or document attached as an exhibit to this Agreement, (iv) the Non-Solicit Agreements, (v) the Non-Compete Agreements and (vi) each other agreement, certificate (including the Company Compliance Certificate), document and instrument to be executed by any of the parties at or prior to the Closing pursuant to this Agreement.
“Representative Reimbursement Amount” means $50,000.
“Requisite Shareholders” mean (a) shareholders of the Company holding at least a majority of all shares of outstanding Company Common Stock, and (b) a Majority of the Minority Shareholders.
“Specified Representations” means the representations and warranties made in Section 3.1 (but only the first sentence thereof), Section 3.2(a)(ii), Section 3.2(a)(iii), Section 3.2(b), Section 3.3, Section 3.4 (but only the last sentence thereof), Section 3.10(a), Section 3.10(d), Section 3.10(e), Section 3.10(f), Section 3.16(a)(iv), Section 3.16(a)(vi), Section 3.17(b), Section 3.19(a) (but only the third sentence thereof), Section 3.19(f), Section 3.19(g), Section 3.19(m), Section 3.19(n), Section 3.20(b) (but only the last sentence thereof), Section 3.21, Section 3.22(b), Section 3.23, Section 3.24, Section 3.26 and Section 3.28 of this Agreement.
“Specified Shareholders” means Toni M. Perazzo, each other officer and director of the Company that is a Company Shareholder, and each Affiliate of the foregoing Persons that is a Company Shareholder.
“Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation or other entity, of which such Person or any other Subsidiary of such Person directly or indirectly owns or controls, or purports to own or control, beneficially or of record, (a) an amount of voting securities of or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other persons performing similar functions; or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such entity.
“Tax” or “Taxes” means any and all federal, state, provincial, local, foreign and other taxes, levies, fees, imposts, duties, and similar governmental charges (including any interest, fines, penalties or additions to tax imposed in connection therewith or with respect thereto) including (x) taxes imposed on, or measured by, income, franchise, profits or gross receipts, and (y) ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, capital stock, license, branch profits, payroll, withholding, employment, social security, unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, unclaimed property, escheat, transfer and gains taxes, and customs duties.
“Tax Representations” means the representations and warranties made in Section 3.19 of this Agreement.
“Third Party Expenses” means out-of-pocket fees and expenses payable by the Acquired Companies to any Person for services performed, or for any consents obtained or to be obtained, in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including any amounts payable to any brokers, financial advisors, accountants or legal advisors, but only to the extent that any such fees and expenses remain unpaid as of immediately prior to the Closing, provided, however, that Third Party Expenses shall not include any compensation or other amounts paid or payable to employees and consultants of the Company incurred in the ordinary course of business (or Taxes related to such compensation), whether or not such employees or consultants are engaged in activities related to the Merger or other transactions contemplated by this Agreement.

“Transaction Tax Liability” means the aggregate unpaid liability of the Company at the Closing for Taxes arising from the Pre-Closing Stock Dividend (including, without limitation, taxes arising from gain recognized under Section 311 of the Code and any similar applicable state and local law provisions), the Pre-Closing Cash Dividend, the Merger or the other transactions contemplated by this Agreement.
(b)   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Advisory Group	Section 9.1(c)
Aggregate Number of Released Parent Shares	Section 8.8(g)(i)
Aggregate Pending Claim Amount	Section 8.8(e)
Aggregate Release Amount	Section 8.8(g)
Agreement	Preamble
Agreement of Merger	Section 2.2(a)
Audited Company Financial Statements	Section 3.4
Breach	Section 8.4(b)
California Commissioner	Section 5.2(a)
California Permit	Section 5.2(a)
Claimed Amount	Section 8.8(a)
Closing	Section 2.2(a)
Closing Consideration Schedule	Section 2.5(a)
Closing Date	Section 2.2(a)
Closing Tax Liability	Section 5.12(g)
Company	Preamble
Company Balance Sheet	Section 3.4
Company Board	Recitals
Company Calculated Purchase Price	Section 2.5
Company Compliance Certificate	Section 2.2(b)(ii)
Company Financial Statements	Section 3.4
Company IP Rights	Section 3.8(a)
Company Returns	Section 3.19(a)
Company Shareholder Notices	Section 5.4
Conclusive Cash Consideration Shortfall	Section 2.6(e)
Conclusive Cash True-Up Amount	Section 2.6(e)
Confidentiality Obligation	Section 5.5
Contested Amount	Section 8.8(b)
Credit Agreement	Section 5.11
Dissenting Shares	Section 2.4(k)
D&O Tail Policy	Section 5.10(d)
Effective Time	Section 2.2(a)
End Date	Section 7.1(b)
Environmental Requirements	Section 3.21
Escrow Agent	Recitals
Escrow Agreement	Recitals
Escrow Release Date	Section 8.1
Estimated Aggregate Cash Consideration	Section 2.5(a)
Estimated Cash Consideration Adjustment Amount	Section 2.5(a)
Estimated Consideration Adjustment Amount	Section 2.5(a)
Estimated Stock Consideration Adjustment Amount	Section 2.5(a)
Exchange Agent	Section 2.3(a)

Term	Section
Exchange Agent	Section 2.3(a)
Exchange Fund	Section 2.3(a)
Exchange Fund	Section 2.3(a)
Fairness Hearing	Section 5.2(a)
Fairness Hearing Law	Section 5.2(a)
Indemnification Claim	Section 8.8(a)
Indemnified Parties	Section 5.10(a)
Information Statement	Section 5.3
Letter of Transmittal	Section 2.4(g)
Loss and Losses	Section 8.2
Lubin Olson	Section 9.1(g)
Merger	Recitals
Merger Sub	Preamble
Merger Sub	Recitals
Neutral Accounting Arbitrator	Section 2.6(c)
Non-Compete Agreement	Recitals
Non-Merger D&O Claims	Section 8.2(h)
Non-Solicit Agreement	Recitals
Notice of Indemnification Claim	Section 8.8(a)
Objection Statement	Section 2.6(b)
Parent	Preamble
Parent Board	Recitals
Parent Calculated Cash Consideration Shortfall	Section 2.6(a)
Parent Calculated Cash True-Up Amount	Section 2.6(a)
Parent Prepared Consideration Schedule	Section 2.6(a)
Payoff Letter	Section 6.1(d)
Permit Information Statement	Section 5.2(a)
Pre-Closing Dividend	Section 5.9
Pre-Closing Period	Section 5.1
Requisite Bank Consent	Section 5.11
Resolution Period	Section 2.6(b)
Response Notice	Section 8.8(b)
Schedule of Escrow Participants	Section 2.5(b)
Shareholder Representative	Section 9.1(a)
Shareholder Representative Engagement Agreement	Section 9.1(c)
Shareholder Representative Group	Section 9.1(c)
Significant Breach	Section 8.4(b)
Significant Contract	Section 3.16(a)
Straddle Period	Section 5.12(c)
Subsidiary Shares	Section 3.3(a)
Supplemental Disclosure Schedule	Section 5.14
Surviving Corporation	Section 2.1(a)
Tax Reserve	Section 5.12(f)
Third-Party Claim	Section 8.5
Transaction Documents	Section 8.2
Unresolved Escrow Claim	Section 8.8(e)
Written Consent	Recitals

Article 2
THE MERGER
Section 2.1   Merger of Merger Sub into the Company.
(a)   Upon the terms and subject to the provisions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company. By virtue of the Merger, at the Effective Time, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).
(b)   The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the CGCL. The Articles of Incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to Exhibit B and the bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time. The directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who were the directors and officers of Merger Sub immediately prior to the Effective Time.
Section 2.2   Closing; Effective Time.
(a)   The consummation of the Merger and other transactions contemplated by this Agreement (the “Closing”) shall take place as soon as practicable, but no later than two (2) Business Days after the satisfaction or waiver of the last of the conditions set forth in Article 6 to be satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), and in no event earlier than ten (10) days following the delivery of the Company Shareholder Notices, unless the parties hereto otherwise agree in writing. The Closing shall be held at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto, California, unless the parties hereto otherwise agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” Subject to the provisions of this Agreement, an agreement of merger (the “Agreement of Merger”), as provided by Section 1101 of the CGCL, and related officers’ certificates satisfying the applicable requirements of the CGCL, will be duly prepared by the parties, executed on behalf of the Company and thereafter delivered to the California Secretary of State for filing, as provided in the CGCL, on the Closing Date. The Merger will become effective upon the later of the acceptance for filing of the Agreement of Merger by the California Secretary of State or at such later time as is provided in the Agreement of Merger (the “Effective Time”). The Merger will, from and after the Effective Time, have all the effects provided by Section 1107 of the CGCL and other applicable law.
(b)   At the Closing, subject to the satisfaction or waiver by the Company of the conditions set forth in Section 6.2, the Company shall deliver or cause to be delivered to Parent the following documents:
(i)   executed copies of any Principal Documents to which it is a party or signatory (to the extent not previously delivered);
(ii)   a certificate of an officer of the Company (the “Company Compliance Certificate”) certifying that (A) the conditions set forth in Sections 6.1(a), 6.1(b) and 6.1(c) have been satisfied, and (B) that the principal terms of this Agreement have been approved by the affirmative vote of the Requisite Shareholders in accordance with the CGCL, Articles of Incorporation and bylaws of the Company;
(iii)   a certificate described in Treasury Regulation Section 1.1445-2(c)(3) certifying that none of the interests in the Company are U.S. real property interests for purposes of Section 1445 of the Code in a form specified by Parent and reasonably acceptable to the Company;
(iv)   a true and complete copy, certified by the Secretary or an Assistant Secretary of the Company, of the resolutions duly and validly adopted by the Company Board evidencing its authorization of the execution and delivery of this Agreement and the other Principal Documents to which the Company is a party or signatory and the consummation of the Merger and other transactions contemplated by this Agreement;

(v)   good standing certificate of each of the Company and JMC from the California Secretary of State dated as of a date not earlier than five (5) days prior to the Closing Date;
(vi)   the Written Consent executed by the Requisite Shareholders;
(vii)   a schedule of Escrow Participants that sets forth their respective Escrow Participation Percentages and the amount of funds contributed to the Escrow Fund at the Closing that is allocable to each such Escrow Participant;
(viii)   the Non-Solicitation Agreements executed by the Key Employees;
(ix)   the Non-Compete Agreements executed by the Specified Shareholders; and
(x)   the Final Schedules.
(c)   At the Closing, subject to the satisfaction or waiver by Parent of the conditions set forth in Section 6.1:
(i)   each of Parent and Merger Sub shall cause to be delivered to the Company executed copies of any Principal Documents to which it is a party or signatory (to the extent not previously delivered);
(ii)   Parent shall cause to be delivered to the Company a certificate of an officer of Parent certifying that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied;
(iii)   each of Parent and Merger Sub shall cause to be delivered to the Company true and complete copies, certified by the Secretary or an Assistant Secretary of each of Parent and Merger Sub, respectively, of the resolutions duly and validly adopted by the Parent Board and Merger Sub Board, respectively, evidencing their respective authorizations of the execution and delivery of this Agreement and the other Principal Documents to which Parent and Merger Sub are parties or signatories and the consummation of the Merger and other transactions contemplated by this Agreement; and
(iv)   If the Exchange Fund has not previously been deposited with the Exchange Agent pursuant to the second sentence of Section 2.3(a), Parent shall deposit or cause to be deposited with the Exchange Agent the Exchange Fund;
(v)   Parent shall deposit or cause to be deposited the Holdback Amount in the Holdback Account;
(vi)   Parent shall pay or cause to be paid to the Shareholder Representative the Expense Reimbursement Amount as provided in Section 9.1(b); and
(vii)   Parent shall pay, or cause to be paid, on behalf of the Acquired Companies, (i) the Indebtedness in accordance with the Payoff Letters, (ii) the Third Party Expenses pursuant to the instructions provided by the Company in the Closing Consideration Schedule and (iii) the Change of Control Payments pursuant to the instructions provided by the Company in the Closing Consideration Schedule.
Section 2.3   Exchange Agent; Exchange Fund.
(a)   Prior to the Effective Time, Parent shall designate a bank or trust company or other Person (which may include the Company), subject to the approval of the Company (such approval not to be unreasonably withheld, delayed or conditioned), to act as paying and exchange agent (the “Exchange Agent”) pursuant to a form of paying and exchange agent agreement reasonably satisfactory to the Company to be entered into between the Exchange Agent and Parent, for the purpose of exchanging shares of Company Common Stock for the portion of the Merger Consideration then due to the Company Shareholders pursuant to Section 2.4. At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Exchange Agent, in trust for the benefit of the Company Shareholders contemplated by Section 2.4(a)(ii), (i) an aggregate amount of cash sufficient to deliver the portion of the Aggregate Cash Consideration payable pursuant to Section 2.4(a)(ii)(A) (together with, to the extent then determinable, any cash payable in lieu of fractional shares pursuant to

Section 2.4(c)) and (ii) an aggregate number of shares of Parent Common Stock sufficient to deliver the portion of the Aggregate Stock Consideration payable pursuant to pursuant to Section 2.4(a)(ii)(B). In addition, Parent shall deposit, or cause to be deposited, with the Exchange Agent, as necessary from time to time after the Effective Time, (i) any dividends or other distributions payable pursuant to Section 2.3(e) and (ii) cash in lieu of any fractional shares payable pursuant to Section 2.4(c). All shares of Parent Common Stock and cash, together with the amount of any such cash dividends and distributions deposited with the Exchange Agent pursuant to this Section 2.3(a), shall hereinafter be referred to as the “Exchange Fund”.
(b)   The Exchange Agent will deliver to the Surviving Corporation, upon the Surviving Corporation’s demand, any portion of the Exchange Fund (including any interest and other income received by the Exchange Agent in respect of all such funds) which remains undistributed to the former Company Shareholders upon expiration of the period ending one (1) year after the Effective Time. Thereafter, any former Company Shareholder who has not complied with this Section 2.3 prior to such time, may look only to the Surviving Corporation for payment of his, her or its claim for Merger Consideration to which such holder may be entitled.
(c)   Notwithstanding any provision of this Agreement to the contrary, none of Parent, the Surviving Corporation or the Exchange Agent shall be liable to any Person for any amount properly paid from the Exchange Fund or delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
(d)   Parent shall cause the Exchange Agent to invest the Exchange Fund in a money market fund registered under the Investment Company Act of 1940, as amended, the principal of which is invested solely in obligations issued or guaranteed by the United States Government and repurchase agreements in respect of such obligations. Any interest and other income resulting from such investment shall be added to the Exchange Fund and distributed pursuant to the terms of this Agreement and the Escrow Agreement.
(e)   No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock issuable hereunder, and all such dividends and other distributions shall be paid by Parent to the Exchange Agent and shall be included in the Exchange Fund, in each case until the surrender of such Certificate (or affidavit of loss in lieu thereof) in accordance with this Agreement. Subject to applicable Laws, following surrender of any such Certificate (or affidavit of loss in lieu thereof) there shall be paid to the holder thereof, without interest and subject to any required Tax withholding, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock to which such holder is entitled pursuant to this Agreement and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.
Section 2.4   Conversion of Shares.
(a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company, the Shareholder Representative, the Exchange Agent or any shareholder of the Company, subject to the other provisions of this Section 2.4:
(i)   each share of Company Common Stock that is owned by the Company as treasury stock, if any, each share of Company Common Stock that is owned by any other Acquired Company, if any, and each share of Company Common Stock that is owned directly or indirectly by Parent or Merger Sub, if any, immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(ii)   each share of Company Common Stock outstanding immediately prior to the Effective Time (except for shares to be cancelled and retired in accordance with Section 2.4(a)(i) and any Dissenting Shares) shall be cancelled and converted into the right to receive:
(A)   an amount in cash, without interest, equal to the sum of: (1) the product of  (x) the Closing Distribution Percentage multiplied by (y) the Per Share Cash Consideration; plus (2) any cash disbursements required to be made from the Escrow Fund with respect to such share of Company Common Stock to the former holder thereof in accordance with Section 8.8 (as and when such disbursements are required to be made), and
(B)   a number of shares of Parent Common Stock (which shall be issued in book entry form) equal to the sum of: (1) the product of  (x) the Closing Distribution Percentage multiplied by (y) the Per Share Stock Consideration; plus (2) any disbursements of Parent Common Stock required to be made from the Escrow Fund with respect to such share of Company Common Stock to the former holder thereof in accordance with Section 8.8 (as and when such disbursements are required to be made); and
(iii)   each share of the common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.
(b)   If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company or Parent (or any other securities convertible therefor or exchangeable thereto) shall occur as a result of any reclassification, stock split (including a reverse stock split), combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, or any similar event, in each case, other than pursuant to the transactions contemplated by this Agreement, the Merger Consideration and any other similarly dependent items shall be equitably adjusted to provide to the Company Shareholders the same economic effect as contemplated by this Agreement prior to such action.
(c)   The amount of cash each Company Shareholder is entitled to receive pursuant to Section 2.4(a)(ii)(A) shall be rounded to the nearest whole cent and computed after aggregating cash amounts payable to such holder hereunder in consideration of such holder’s Company Common Stock. The number of shares of Parent Common Stock that each holder of Company Common Stock is entitled to receive pursuant to Section 2.4(a)(ii)(B) shall be rounded down to the nearest whole number of shares of Parent Common Stock and computed after aggregating all shares of Parent Common Stock issuable to such holder hereunder in consideration of such holder’s Company Common Stock. In lieu of any fractional shares of Parent Common Stock to which any holder of Company Common Stock would otherwise be entitled (after aggregating all shares of Parent Common Stock issuable to such holder pursuant to the immediately preceding sentence), such holder shall receive from Parent an amount in cash (rounded to the nearest whole cent) equal to the product of (i) such fraction and (ii) the Deemed Per-Share Value.
(d)   At the Effective Time (or after the Effective Time with respect to any shares of Company Common Stock that lose their status as Dissenting Shares):
(i)   Parent shall cause to be delivered to the Escrow Agent, with respect to each share of Company Common Stock outstanding immediately prior to the Effective Time that is not a Dissenting Share, an amount in cash equal to the product of  (A) the Escrow Percentage multiplied by (B) the Estimated Per Share Cash Consideration, as a contribution to the Escrow Fund; and
(ii)   Parent shall cause to be delivered to the Escrow Agent, with respect to each share of Company Common Stock outstanding immediately prior to the Effective Time that is not an Dissenting Share, a number of shares of Parent Common Stock equal to the product of  (A) the Escrow Percentage multiplied by (B) the Per Share Stock Consideration, as a contribution to the Escrow Fund;
The Escrow Fund shall be held and released by the Escrow Agent in accordance with the terms of this Agreement and the Escrow Agreement.

(e)   The number of shares of Parent Common Stock to be delivered to the Escrow Agent pursuant to Section 2.4(d)(ii) shall be aggregated with respect to all shares of Company Common Stock and then rounded down to the nearest whole number of shares of Parent Common Stock. In lieu of any fractional shares of Parent Common Stock that would otherwise be deliverable to the Escrow Agent but for the provisions of the preceding sentence, the Company will deliver to the Escrow Agent, as a contribution to the Escrow Fund, an amount of cash (rounded to the nearest whole cent) equal to the product of  (i) such fraction and (ii) the Deemed Per-Share Value.
(f)   At the Effective Time: (i) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and all holders of record of shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Company, except the right to receive consideration in accordance with Section 2.2(a) (provided, however, that, Dissenting Shares will entitle the holder thereof only the right to receive the fair market value of such shares in accordance with the provisions of the CGCL); and (ii) the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time.
(g)   Parent shall cause Exchange Agent to promptly (x) pay each Company Shareholder the aggregate dollar amount receivable by such holder under Section 2.4(a)(ii)(A) and (y) deliver to each Company Shareholder the aggregate number of shares of Parent Common Stock receivable by such holder under Section 2.4(a)(ii)(B) following surrender of the Certificate or Certificates representing such shares of Company Common Stock and the delivery to the Exchange Agent of  (i) a letter of transmittal in form and substance satisfactory to Parent and the Company (the “Letter of Transmittal”), duly executed and completed in accordance with the instructions thereto; and (ii) completed IRS Forms W-8 and/or W-9, if applicable. Parent shall cause Exchange Agent to pay such dollar amount to such holder in immediately available funds and deliver such shares of Parent Common Stock to such holder within two (2) Business Days after such surrender. Each such Certificate so surrendered shall be cancelled. Until surrendered as contemplated by this Section 2.4(g), each such Certificate shall be deemed after the Effective Time to represent only the right to receive following such surrender the consideration receivable with respect to the shares of Company Common Stock previously represented by such Certificate.
(h)   If any Certificate shall have been lost, stolen or destroyed, then, notwithstanding anything to the contrary contained in Section 2.4(g), upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and the presentation of such affidavit to the Exchange Agent, Parent shall cause Exchange Agent to pay to such Person the consideration receivable with respect to the Company Common Stock represented by such lost, stolen or destroyed Certificate.
(i)   Parent shall cause Exchange Agent to, as soon as reasonably practicable following the issuance of the California Permit (and in any event within three (3) Business Days after the date thereof), mail or otherwise deliver, to each holder of record of Certificates, a Letter of Transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Company (prior to the Effective Time and subject to the Company delivering such Certificates to Parent at the Effective Time) or of the Certificates to the Exchange Agent (after the Effective Time) and instructions for use in effecting the surrender of the Certificates pursuant to such Letter of Transmittal. No interest shall accrue or be paid on the cash amount payable upon the surrender of any Certificate for the benefit of the holder of such Certificate.
(j)   If any Merger Consideration is to be remitted to a name other than that in which a Certificate is registered, no Merger Consideration may be paid in exchange for such surrendered Certificate unless:
(i)   the Certificate so surrendered is properly endorsed, with signature guaranteed, or otherwise in proper form for transfer; and
(ii)   the Person requesting such payment shall (A) pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or (B) establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(k)   Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock with respect to which dissenters’ rights, if any, then remain available by reason of the Merger pursuant to Chapter 13 of the CGCL (“Dissenting Shares”) at or after the Effective Time shall not be converted into the right to receive the consideration described in Section 2.4(a), but rather shall be entitled to only such rights as are granted by the CGCL to a holder of Dissenting Shares. At the Effective Time, all Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except for any rights with respect to such Dissenting Shares that are provided in Chapter 13 of the CGCL. Notwithstanding the foregoing, if any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into and shall represent only the right to receive consideration in accordance with Section 2.4(a), without interest thereon, following the surrender of the Certificate or Certificates representing such shares. The Company shall give Parent and Merger Sub prompt notice of any written demands for appraisal and withdrawals of demands for appraisal received by the Company prior to the Effective Time pursuant to the CGCL. The Company shall not make any payment or settlement offer prior to the Effective Time with respect to any such demand without the prior written consent of Parent.
Section 2.5   Closing Consideration Schedule and Schedule of Escrow Participants.   No later than three (3) Business Days prior to the Closing Date, the Company shall prepare and deliver to Parent:
(a)   a schedule (the “Closing Consideration Schedule”) setting forth the Company’s good faith estimate, as of immediately prior to the Closing, of  (A) the amount of the Pre-Closing Cash Dividend, (B) Closing Cash, (C) Closing Indebtedness, (D) Third Party Expenses (including the names, amounts and payment instructions for each such Third Party Expense), (E) Change of Control Payments (including the names, amounts and payment instructions for each such Change of Control Payment), (F) Closing Non-Cash Working Capital and the Closing Non-Cash Working Capital Adjustment, (G) the Consideration Adjustment Amount (such estimated Consideration Adjustment Amount, the “Estimated Consideration Adjustment Amount”), (H) the Aggregate Cash Consideration (such estimated amount of the Aggregate Cash Consideration, the “Estimated Aggregate Cash Consideration”), (I) the Per Share Cash Consideration, (J) the Cash Consideration Shortfall (such estimated Cash Consideration Shortfall, the “Estimated Cash Consideration Shortfall”) and (K) the Aggregate Stock Consideration, together with reasonable supporting detail therefor;
(b)   a schedule (the “Schedule of Escrow Participants”) setting forth (i) the name and, to the extent known, address and email address of each Escrow Participant and (ii) with respect to each Escrow Participant: (A) such Escrow Participant’s Escrow Participation Percentage, (B) the number of shares of Company Common Stock held by such Escrow Participant including Stock Certificate numbers, (C) the amount of required withholding, if any, from the Merger Consideration payable to such Escrow Participant and (D) any special instructions or information with respect to such Escrow Participant reasonably required by the Shareholder Representative, the Exchange Agent or the Escrow Agent; and.
(c)   a certificate signed by a duly authorized officer of the Company certifying that the information set forth in the Closing Consideration Schedule was calculated in good faith in accordance with the books and records of the Company and this Agreement.
Section 2.6   Adjustment of the Merger Consideration.
(a)   Parent Prepared Consideration Schedule.   As soon as reasonably practicable following the Closing Date, and in no event within sixty (60) calendar days thereafter, Parent shall prepare and deliver to the Shareholder Representative a schedule (the “Parent Prepared Consideration Schedule”) setting forth Parent’s good faith calculation of  (i) the Consideration Adjustment Amount, (ii) the Aggregate Cash Consideration, (iii) the Cash True-Up Amount (the “Parent Calculated Cash True-Up Amount”), (iv) the Cash Consideration Shortfall (the “Parent Calculated Cash Consideration Shortfall”) and (v) the Aggregate Stock Consideration, together with reasonable supporting detail therefor and a certificate signed by a duly authorized officer of Parent certifying that the information set forth in the Parent Prepared Consideration Schedule was calculated in good faith in accordance with this Agreement. Any fees and expenses incurred by Parent in preparing the Parent Prepared Consideration Schedule shall be paid by Parent. If the Parent Prepared Consideration Schedule is not delivered to the Shareholder Representative within sixty (60) days after the Closing Date, then, at the written election of the Shareholder Representative, Parent shall be deemed to have accepted and agreed to the Closing Consideration Schedule (including the Aggregate Cash Consideration and Aggregate Stock Consideration set forth therein), and such agreement shall be final and binding on the parties.
(b)   Review of Parent Prepared Consideration Schedule.   After any receipt of the Parent Prepared Consideration Schedule within sixty (60) days after the Closing Date, the Shareholder Representative shall have thirty (30) calendar days to review the Parent Prepared Consideration Schedule, together with the supporting documentation and work papers used in its preparation. Parent shall, and shall cause Surviving Corporation to, provide the Shareholder Representative and its advisors with access upon reasonable notice and at reasonable times to the relevant books and records and employees and independent accountants (subject to execution of a customary independent accountant access letter) of Parent and Surviving Corporation in connection with the Shareholder Representative’s review of the Parent Prepared Consideration Schedule, together with the supporting documentation and the work papers used in their preparation and shall furnish the Shareholder Representative and its advisors with any other information reasonably requested relating to the calculation of the items set forth in the Parent Prepared Consideration Schedule. Any fees and expenses incurred by the Shareholder Representative in undertaking such review shall be paid by the Shareholder Representative (on behalf of all Escrow Participants). Unless the Shareholder Representative delivers to Parent written notice setting forth the specific items disputed by the Shareholder Representative (the “Objection Statement”) on or prior to the thirtieth (30th) calendar day after his, her or its receipt of the Parent Prepared Consideration Schedule, the Shareholder Representative and the Escrow Participants shall be deemed to have accepted and agreed to the Parent Prepared Consideration Schedule (including the Parent Calculated Cash True-Up Amount and Parent Calculated Cash Consideration Shortfall set forth therein), and such agreement shall be final and binding on the parties. Any items on the Parent Prepared Consideration Schedule as to which the Shareholder Representative has not given notice of its objection on the Objection Statement shall be deemed to have been agreed upon by the parties. If the Shareholder Representative so notifies Parent of his, her or its objections to the Parent Prepared Consideration Schedule and provides Parent with the Objection Statement, Parent and the Shareholder Representative shall, within thirty (30) calendar days following receipt of the Objection Statement, which period may be extended by written agreement of Parent and the Shareholder Representative (such period, as it may be extended, the “Resolution Period”), attempt to resolve their differences. Any resolution by Parent and the Shareholder Representative during the Resolution Period as to any disputed amounts shall be reduced to writing and shall be final, binding and conclusive. For the avoidance of doubt, the Escrow Participants shall be deemed to have accepted and agreed to any such resolution reached between Parent and the Shareholder Representative.
(c)   Neutral Accounting Arbitrator.   If Parent and the Shareholder Representative do not resolve all disputed items by the end of the Resolution Period, then all items remaining in dispute shall, unless otherwise agreed by the parties in writing, be submitted within ten (10) calendar days after the expiration of the Resolution Period to an independent accounting firm mutually acceptable to Parent and the Shareholder Representative (the “Neutral Accounting Arbitrator”). The Neutral Accounting Arbitrator shall act as an arbitrator to determine only those items in dispute, and for each such item shall determine a value within the range of values submitted therefor by Parent and the Shareholder Representative in the Parent Prepared Consideration Schedule and the Objection Statement. Parent and the Shareholder Representative shall direct the Neutral Accounting Arbitrator to deliver to Parent and the Shareholder Representative a written determination (such determination to include a work sheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Accounting Arbitrator by the Shareholder Representative and Parent) of the disputed items within thirty (30) calendar days of receipt of the disputed items, which determination shall be final, binding and conclusive. In the event that either Parent or the Shareholder Representative fails to submit its statement regarding any items remaining in dispute within the time determined by the Neutral Accounting Arbitrator, then the Neutral Accounting

Arbitrator shall render a decision based solely on the evidence timely submitted to the Neutral Accounting Arbitrator by Parent and the Shareholder Representative. The Neutral Accounting Arbitrator shall also deliver to Parent and the Shareholder Representative, together with its determination of the disputed items, a statement containing the Neutral Accounting Arbitrator’s calculation of  (i) the Consideration Adjustment Amount, (ii) the Aggregate Cash Consideration, (iii) the Cash True-Up Amount, (iv) the Cash Consideration Shortfall and (v) the Aggregate Stock Consideration, in each case based upon the disputed items determined by the Neutral Accounting Arbitrator and any undisputed items.
(d)   Each party shall bear its own legal fees and other costs of presenting its case to the Neutral Accounting Arbitrator. The fees and expenses of the Neutral Accounting Arbitrator shall be paid one-half by Parent and one-half by the Shareholder Representative (on behalf of all of Escrow Participants).
(e)   The Cash True-Up Amount, which is either agreed upon by Parent and the Shareholder Representative (including a deemed agreement under Section 2.6(a) or 2.6(b)) or calculated by the Neutral Accounting Arbitrator in accordance with Section 2.6(c), shall be the “Conclusive Cash True-Up Amount.” The Cash Consideration Shortfall, which is either agreed upon by Parent and the Shareholder Representative (including a deemed agreement under Section 2.6(a)) or 2.6(b)) or calculated by the Neutral Accounting Arbitrator in accordance with Section 2.6(c), shall be the “Conclusive Cash Consideration Shortfall.”
(f)   Post-Closing True-Up.
(i)   If the absolute value of the Conclusive Cash True-Up Amount is less than or equal to $10,000, then there shall be no adjustment to the Aggregate Cash Consideration, and Parent and the Shareholder Representative shall jointly instruct the Escrow Agent to release to the Exchange Agent the full Holdback Amount, and no other payments shall be made pursuant to this Section 2.6(f).
(ii)   If the Conclusive Cash True-Up Amount is a negative number and the absolute value of such number exceeds $10,000, then the Shareholder Representative and Parent shall jointly instruct the Escrow Agent to (A) release to Parent from the Holdback Account and, if there shall be insufficient funds in the Holdback Account, the remainder from the Escrow Fund (and the Aggregate Cash Consideration shall be decreased by) an amount of cash equal to the absolute value of the Conclusive Cash True-Up Amount and (B) if applicable, release to the Exchange Agent for payment to the Company Shareholders the remaining balance of the Holdback Amount.
(iii)   If the Conclusive Cash True-Up Amount is a positive number and the absolute value of such number exceeds $10,000, then the Aggregate Cash Consideration shall be increased by an amount equal to the Conclusive Cash True-Up Amount, and Parent shall (A) deliver such amount in cash to the Exchange Agent (to be paid to the Company Shareholders) according to the provisions of Sections 2.4 as if such increase in the Aggregate Cash Consideration were payable at the Effective Time and (B) release to the Exchange Agent for payment to the Company Shareholders the full balance of the Holdback Account.
(iv)   All payments to be made pursuant to this Section 2.6(f) shall be made on or before the tenth (10th) Business Day following the date on which Parent and the Shareholder Representative agree to, or the Neutral Accounting Arbitrator delivers, the Conclusive Statement and the Conclusive Adjustment Statement.
(v)   If the Conclusive Cash Consideration Shortfall is greater than zero, then, then the Shareholder Representative and Parent shall jointly instruct the Escrow Agent to release to Parent from the Escrow Fund a number of shares of Parent Common Stock equal to (A) the Conclusive Cash Consideration Shortfall divided by (B) the Deemed Per-Share Value (subject to appropriate adjustment for any stock split (including a reverse stock split), reclassification, recapitalization, split-up, combination, exchange of shares, readjustment, or other similar transaction, or a stock dividend or stock distribution thereon).

Section 2.7   Withholding.   Each of Parent, the Surviving Corporation and the Exchange Agent shall be entitled to withhold from any Aggregate Cash Consideration payable pursuant to this Article 2 to any holder or former holder of Company Common Stock such amounts as Parent or the Surviving Corporation are actually required to withhold from such consideration under the Code or any corresponding provision of applicable state, local or foreign tax law. If Parent, the Surviving Corporation or the Exchange Agent, as the case may be, so withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Common Stock in respect of which Parent, the Surviving Corporation or the Exchange Agent, as the case may be, made such deduction and withholding. Parent, the Surviving Corporation and the Exchange Agent shall take all action that may be necessary to ensure that any such amounts so withheld are promptly and properly remitted to the appropriate governmental tax authority.
Section 2.8   Further Action.   If, at any time after the Effective Time, any further action is necessary to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall take, and shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take, such action.
Section 2.9   Tax Treatment.   The parties agree to treat the Merger as a taxable sale for U.S. federal income tax purposes.

Article 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub that as of the date hereof and as of the Closing Date, except as disclosed in the Disclosure Schedule (as updated by the Final Schedules as of the Closing Date):
Section 3.1   Due Organization; Subsidiaries.   Each of the Acquired Companies is a corporation duly organized, validly existing and in good standing (to the extent that the laws of the jurisdiction of its formation recognize the concept of good standing) under the laws of the state or other jurisdiction of its formation and has all necessary corporate power and authority to conduct its business in the manner in which its business is currently being conducted. Each of the Acquired Companies is qualified to do business as a foreign corporation under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified would not have a Company Material Adverse Effect.
Section 3.2   Capitalization, Etc.
(a)   The authorized capital stock of the Company consists of 1,000,000 shares of Company Common Stock and 200,000 shares of Company Preferred Stock, of which 200,000 shares are designated as Series A Preferred Stock. As of the date of this Agreement, (i) 362,194 shares of Company Common Stock are issued and outstanding, (ii) no shares of Company Preferred Stock are issued and outstanding, (iii) no other shares of Company capital stock are outstanding, and (iv) no shares of Company Common Stock are owned by the Company or any other Acquired Company or held in the treasury of the Company or any other Acquired Company. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable.
(b)   There is no: (i) outstanding option, warrant or right to acquire from any Acquired Company any shares of the capital stock or other equity securities of any Acquired Company; or (ii) outstanding security of any Acquired Company that is convertible into any shares of capital stock or other equity securities of any Acquired Company.
Section 3.3   Subsidiaries.
(a)   Schedule 3.3(a) of the Disclosure Schedule contains a true and complete list of the Subsidiaries of the Company and sets forth, with respect to each such Subsidiary, the jurisdiction of formation, the jurisdictions in which each such Subsidiary is qualified to do business, the authorized and outstanding capital stock of such Subsidiary and the owner(s) of record of such outstanding capital stock, which hold such capital stock free and clear of all Encumbrances, except for restrictions on transfer imposed by applicable securities laws and regulations. All of the outstanding shares of capital stock of the Subsidiaries of the Company (collectively, the “Subsidiary Shares”) are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with (i) all applicable securities Laws and (ii) all requirements set forth in each Subsidiaries’ organizational documents and applicable Contracts. All of the Subsidiary Shares are owned by the Company.
(b)   Other than the Subsidiary Shares set forth on Schedule 3.3(a) of the Disclosure Schedule, no Subsidiary of the Company has outstanding any shares of capital stock, any other equity securities or any indebtedness or other securities convertible into shares of capital stock or other equity securities.
Section 3.4   Financial Statements.   The Company has delivered to Parent or Parent’s legal: (i) the audited consolidated balance sheet of the Acquired Companies as of December 31, 2016 and the related audited consolidated statements of operations, shareholders’ equity and cash flows of the Acquired Companies for the year then ended (the “Audited Company Financial Statements”); and (ii) the unaudited balance sheet of the Company as of July 31, 2017 (the “Company Balance Sheet”) and the related unaudited consolidated statements of operations, shareholders’ equity and cash flows of the Company for the seven months then ended (the financial statements referred to in clauses (i) and (ii) of this sentence, the “Company Financial Statements”). The Company Financial Statements fairly present, in all material respects and in accordance with GAAP, the consolidated financial condition of the Company as of the dates indicated therein and the consolidated results of operations and cash flows of the Company for the periods indicated therein, except that the Company Financial Statements referenced in clause (ii) of the preceding sentence are subject to normal year-end audit adjustments and do not contain footnotes.
Section 3.5   Indebtedness.   Schedule 3.5 of the Disclosure Schedule sets forth all Indebtedness of the Acquired Companies as of the date of this Agreement.
Section 3.6   Undisclosed Liabilities.   The Acquired Companies do not have any liabilities except for (i) liabilities shown on the Company Balance Sheet; (ii) liabilities that have arisen in the ordinary course of business since the date of the Company Balance Sheet, (iii) executory obligations pursuant to contracts of the Acquired Companies, (iv) set forth on Schedule 3.5 of the Disclosure Schedule or (v) liabilities incurred in connection with this Agreement, the Merger or the other transactions contemplated hereby.
Section 3.7   Legal Proceedings.   There is no lawsuit or other legal proceeding pending (or, to the Knowledge of the Company, threatened) against any Acquired Company before any court of competent jurisdiction or arbitrator, and no lawsuits or other legal proceedings in which any of the Acquired Companies was a party have been settled or dismissed in the preceding three (3) years.
Section 3.8   Intellectual Property.
(a)   Schedule 3.8(a) of the Disclosure Schedule sets forth all of the following that are owned by the Acquired Companies as of the date of this Agreement (collectively, the “Company IP Rights”): (i) patent registrations and pending patent applications, (ii) trademark registrations and pending trademark applications; (iii) service mark registrations and pending service mark applications; and (iv) copyright registrations. Each of the Company IP Rights is owned solely by one or more Acquired Companies. As of the date of this Agreement, no third party has challenged or threatened to challenge the right, title or interest of any Acquired Company in or to any of the Company IP Rights. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated by this Agreement will result in any limitation on the Acquired Companies’ right, title or interest in or to any Company IP Rights.
(b)   To the Knowledge of the Company, as of the date of this Agreement, no Company IP Rights are being infringed or misappropriated by any third party.
(c)   To the Knowledge of the Company, as of the date of this Agreement, no employee of any Acquired Company has misappropriated the trade secrets of any other Person in the course of the employment of such employee with any Acquired Company.
Section 3.9   Indebtedness with Affiliates.   As of the date of this Agreement, no Acquired Company is indebted to any director, officer or employee of any Acquired Company (except for amounts due as salaries and bonuses under employment agreements or employee benefit plans and amounts payable in reimbursement of expenses), and no such director, officer or employee is indebted to any Acquired Company.
Section 3.10   Absence of Changes.   Between the date of the Company Balance Sheet and the date of this Agreement: (a) no event has occurred that has had or could reasonably be expected to result in a Company Material Adverse Effect; (b) the Company has not declared or paid any dividend in respect of any shares of its capital stock; (c) no Acquired Company has incurred, outside the ordinary course of business, any material liability of the type required to be reflected in the liabilities column of a balance sheet prepared in accordance with GAAP, except for liabilities incurred in connection with this Agreement and the transactions contemplated by this Agreement and other liabilities incurred in connection with the process of the sale of the Acquired Companies; (d) no Acquired Company has acquired or sold any material assets, except in the ordinary course of business; (e) there has been no material increase in or material modification of the compensation or benefits payable by any Acquired Company to any of its current employees; and (f) no Acquired Company has entered into any material transaction outside the ordinary course of business.
Section 3.11   Confidential Information and Invention Assignment Agreements.   Each current employee and consultant of an Acquired Company, and each former employee and consultant of an Acquired Company that has been employed or engaged by such Acquired Company in the last three years has executed an agreement with one or more Acquired Companies regarding confidentiality and proprietary information substantially in the form or forms made available to Parent or Parent’s legal or financial advisor.
Section 3.12   Corporate Documents.   The Articles of Incorporation and bylaws of the Company and all amendments of each as of the date of this Agreement are in the form made available to Parent or Parent’s legal or financial advisor. The copy of the minute books of the Company provided to Parent or Parent’s legal advisor contains minutes of all meetings of the directors and shareholders of the Company and all actions by written consent without a meeting of the directors and the shareholders of the Company since January 1, 2012.
Section 3.13   Tangible Personal Property.   The Acquired Companies have good title to all of the items of tangible personal property reflected on the Company Balance Sheet as owned by the Acquired Companies, except for assets disposed of since the date of the Company Balance Sheet, and all tangible personal property owned by the Acquired Companies is owned free and clear of all Encumbrances, except for: (a) Encumbrances which do not materially detract from the value, or materially interfere with the present use, of the Company’s tangible personal property considered as a whole; and (b) Encumbrances for Taxes not yet due and payable. The tangible personal property of the Acquired Companies is in good repair and working order, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.14   Real Property; Lease Agreements.   No Acquired Company owns any real property. Schedule 3.14 of the Disclosure Schedule contains a list of all lease agreements pursuant to which any real property is being leased to any Acquired Company as of the date of this Agreement.
Section 3.15   Receivables.   All accounts, notes receivable and other receivables arising out of or relating to the business of the Acquired Companies as of the Company Balance Sheet Date have been included in the Company Balance Sheet and all reserves for doubtful accounts reflected thereon were taken in accordance with GAAP applied on a consistent basis.
Section 3.16   Contracts.
(a)   Schedule 3.16(a) of the Disclosure Schedule identifies each Significant Contract that is in effect as of the date of this Agreement. For purposes of this Agreement, “Significant Contract” means a legally binding contract to which an Acquired Company is a party: (i) under which future expenditures required to be made by an Acquired Company between the date of this Agreement and the first anniversary of such date (other than pursuant to contracts with or for the benefit of employees of any Acquired Company that can be terminated by the Acquired Companies on notice of 60 days or less without penalty or liability for severance or notice pay) exceed $25,000; (ii) pursuant to which any Acquired Company has licensed to or from any third party any patent, trademark registration, service mark registration, trade name or copyright registration, other than pursuant to any nonexclusive license that is available to the public generally; (iii) evidencing Indebtedness of any Acquired Company for, or a guarantee by any Acquired Company of Indebtedness for, borrowed money individually in excess of  $10,000 or, in the case of Indebtedness for borrowed money individually less than $10,000, in excess of  $50,000 in the aggregate; (iv) containing covenants materially limiting the provision, development, manufacture or distribution of the Acquired Companies’ services or products; (v) constituting a written employment, management, severance or change in control contract with any director or employee of any Acquired Company, other than offer letters in the Acquired Companies’ standard form provided to non-officer employees; or (vi) providing for the indemnification by any Acquired Company of any Person. The Company has made available to Parent or Parent’s legal or financial advisor a copy of each Significant Contract identified in Schedule 3.16(a) of the Disclosure Schedule.
(b)   Each Significant Contract required to be identified in Schedule 3.16(a) of the Disclosure Schedule is valid and in full force and effect as of the date of this Agreement. To the Knowledge of the Company, no party is in material breach or in material default under any such Significant Contract as of the date of this Agreement.

Section 3.17   Compliance with Laws; Anti-Corruption and Anti-Bribery Laws.
(a)   The Acquired Companies are in compliance with all applicable laws and governmental regulations with which compliance is necessary for the operation of the business of the Acquired Companies as currently conducted, except where the failure to be in compliance would not have a Company Material Adverse Effect.
(b)   None of the Acquired Companies (including any of their officers, directors, agents, distributors, employees or other Person associated with or acting on their behalf) has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment, or taken any action which would cause it to be in violation of taken any action which would cause it to be in violation of any Anti-Corruption and Anti-Bribery Laws. There are no pending or, to the Company’s Knowledge, threatened claims, charges, or Actions against the Company with respect to any Anti-Corruption and Anti-Bribery Laws and, to the Company’s Knowledge, there are no actions, conditions or circumstances pertaining to the Company’s activities that would reasonably be expected to give rise to any such Actions under any Anti-Corruption and Anti-Bribery Laws.
Section 3.18   Permits.   The Acquired Companies hold all material permits, approvals, licenses and registrations from U.S. federal, state and local governmental authorities that are necessary for the conduct of its consolidated business as currently conducted. All such permits, approvals, licenses and registrations are valid and in full force and effect, except as would not have a Company Material Adverse Effect.
Section 3.19   Tax Matters.
(a)   Each of the Acquired Companies has filed all income and all other Tax returns which are required to be filed by it. The Acquired Companies have paid all Taxes shown to be due on such Tax returns, except to the extent such amounts are being contested in good faith or are properly reserved for in accordance with GAAP on the Company Financial Statements. The Tax returns filed by or on behalf of the Acquired Companies with any Tax authority with respect to any taxable period ending on or before the date of this Agreement (the “Company Returns”) are true, correct and complete in all respects. All Taxes that any Acquired Company has been required to collect or withhold have been duly collected or withheld and have been duly paid to the proper Tax authority to the extent legally required. The unpaid Taxes of the Acquired Companies do not, as of the applicable date of the Company Financial Statements, exceed the reserve for Tax liabilities (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Company Financial Statements. There are no Encumbrances as a result of any unpaid Taxes on any of the assets of any of the Acquired Companies other than Encumbrances for Taxes not yet delinquent.
(b)   Except as set forth in Schedule 3.19 of the Disclosure Schedule, there has not been within the preceding three (3) years any audit of any Company Return by any Tax authority. No Tax audit of any Company Return is in progress as of the date of this Agreement, and no Acquired Company has been notified in writing by any Tax authority that any such audit is contemplated or pending. No extension of time with respect to any date on which a Company Return was required to be filed by or on behalf of any Acquired Company is in force, and no waiver or agreement by or with respect to any Acquired Company is in force for the extension of time for the payment of any Taxes. No written claim has been received by any Acquired Company prior to the date of this Agreement from any Tax authority in a jurisdiction where an Acquired Company does not file Tax returns that such Acquired Company is subject to taxation by that jurisdiction, except for any such claim that is not likely to result in an obligation of such Acquired Company to pay Taxes. The Company has made available to Parent or Parent’s legal or financial advisor correct and complete copies of: (i) all federal and state income Tax returns filed by or on behalf of each of the Acquired Companies; and (ii) all examination reports and statements of Tax deficiencies assessed against or agreed to by or on behalf any Acquired Company.
(c)   No Acquired Company has agreed to, and none is required to, make any adjustment for any period after the date of this Agreement pursuant to Section 481(a) of the Code or any similar provision of law by reason of any change in any accounting method. There is no application pending with any Tax authority requesting permission for any such change in any accounting method of any Acquired Company, and the IRS has not issued in writing any proposal regarding any such adjustment or change in accounting method. No Acquired Company has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of law with respect to any Acquired Company that has an effect for a taxable period after the Closing Date. No closing agreements, extensions of time within which to file any Tax Return, private letter rulings (or comparable rulings), technical advice memoranda or similar agreements or rulings have been entered into, requested of or issued by any governmental authority with respect to any Acquired Company.
(d)   No Acquired Company is a party to any contract with any third party relating to allocating or sharing the payment of, or liability for, Taxes. As of the date of this Agreement, no Acquired Company has liability for the Taxes of any party other than another Acquired Company under Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign law) or as a transferee or successor, by contract or otherwise. For purposes of this Section 3.19(d), the following contracts shall be disregarded: (i) commercially reasonable contracts providing for the allocation or payment of real property Taxes attributable to real property leased or occupied by any Acquired Company; and (ii) commercially reasonable contracts for the allocation or payment of personal property Taxes, sales or use Taxes or value added Taxes with respect to personal property leased, used, owned or sold in the ordinary course of business.
(e)   No Acquired Company has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(f)   No power of attorney granted by the Acquired Companies relating to Taxes is currently in force.
(g)   No Acquired Company is a party to any joint venture, partnership, other arrangement or contract that would reasonably be expected to be treated as a partnership for federal income tax purposes, other than in an arrangement solely with other Acquired Companies.
(h)   No Acquired Company has engaged in any listed or reportable transaction (as defined under Section 6707A(c) of the Code) or entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations Sections 301.6011-4(b).
(i)   Each Acquired Company maintains a taxpayer reporting and documentation policy which includes obtaining and reviewing taxpayer documentation (e.g., IRS Forms 1099, W-9 and W-8) for customers and vendors. If an Acquired Company does not receive appropriate taxpayer documentation, it back up withholds on disbursements.
(j)   No Acquired Company has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(l)(A) of the Code) in a distribution of stock qualifying for tax free treatment under Section 355 of the Code (A) in the two (2) years prior to the date of this Agreement or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.
(k)   No Acquired Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion of any taxable period) after the Closing Date as a result of any (i) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non U.S. Tax law); (ii) installment sale or open transaction disposition occurring on or prior to the Closing Date; (iii) cash basis method of accounting or percentage of completion method of accounting; (iv) an election under Section 108(i) of the Code; (v) prepaid amount received on or prior to the Closing Date or (vi) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of Tax law).
(l)   No Acquired Company has had any Closing Indebtedness or other outstanding liabilities as of immediately prior to the Closing that (i) was “corporate acquisition indebtedness” as defined in section 279 of the Code; (ii) bore interest any portion of which was “disqualified interest” as defined in section 163(j)(3) of the Code, or (iii) was an “applicable high yield discount obligation” as defined in section 163(i)(1) of the Code.

(m)   No Acquired Company has or has ever had a permanent establishment in any jurisdiction nor has engaged in a trade or business under the laws of any country, other than the United States (except as described on Schedule 3.19(m) of the Disclosure Schedule).
(n)   No Acquired Company is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law) (except as described on Schedule 3.19(n) of the Disclosure Schedule), or is a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code (or any similar provision of state, local or foreign law).
(o)   All related party transactions involving an Acquired Company are at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any Tax law. Each Acquired Company has maintained documentation (including any applicable transfer pricing studies) in connection with such related party transactions in accordance with Sections 482 and 6662 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any Tax law.
(p)   The Acquired Companies’ reserves for contingent Tax liabilities, maintained pursuant to ASC 740 or otherwise, are adequate and were determined in accordance with GAAP.
Section 3.20   Employee and Labor Matters; Company Benefit Plans.
(a)   The Company has made available to Parent or Parent’s legal or financial advisor copies of all employee manuals, handbooks and policy statements in effect as of the date of this Agreement and relating to the employment of the current employees of the Acquired Companies. All Company policies and procedures pertaining to employee selection, leave of absence rights, workplace safety and wage and hour compliance are in compliance with all applicable state and federal laws.
(b)   No Acquired Company is delinquent in any payments to any of its employees for any wages, salaries, commissions, bonuses or other direct cash compensation for any services performed for such Acquired Company. Other than as set forth in employment agreements or letters identified in Schedule 3.20(b)(1) of the Disclosure Schedule, no Acquired Company has any legally binding plan or program requiring the payment of severance compensation in connection with the termination of employment of its employees. Other than as set forth in Schedule 3.20(b)(2) of the Disclosure Schedule, there are no employee grievances, complaints or charges pending against any Acquired Company under any employee dispute resolution procedure. No Acquired Company is or in the preceding six years has been a party to any collective bargaining agreement and no collective bargaining agreement is currently being negotiated by any Acquired Company.
(c)   All material employee benefit plans maintained by any Acquired Company for its employees as of the date of this Agreement are listed in Schedule 3.20(c) of the Disclosure Schedule. Except as set forth in Schedule 3.20(c) of the Disclosure Schedule:
(i)   copies of all such employee benefit plans have been made available to Parent or Parent’s legal or financial advisor;
(ii)   to the Knowledge of the Company, no such employee benefit plan, and no trustee or administrator thereof, engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which would reasonably be expected to subject any such employee benefit plan or trustee or administrator thereof to the Tax or penalty on prohibited transactions imposed by Section 4975 of the Code;
(iii)   no such employee benefit plan is or has within the last six years been subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA;
(iv)   with respect to such employee benefit plans, all required contributions have been made, and all deducted employee contributions have been timely transmitted to the appropriate plan administrator or properly accrued on the Acquired Companies’ financial statements; and

(v)   no Acquired Company has any liability under any such employee benefit plan to provide medical or death benefits with respect to employees of such Acquired Company beyond their termination of employment (other than coverage mandated by law or governmental regulation), and there are no reserve assets, surplus or prepaid premiums under any such employee benefit plan.
(d)   No Acquired Company has any obligation to contribute to any “multiemployer plan” within the meaning of Section 3(37) of ERISA.
(e)   Copies of the most recent IRS determination or opinion letter issued with respect to each employee benefit plan maintained by any Acquired Company for its employees and the three most recent Forms 5500 annual report and accompanying schedules have been made available to Parent, and, if such plan is subject to Section 401(a) of the Code, to the Knowledge of the Company, nothing has occurred since the issuance of such letter that would reasonably be expected to cause the loss of the tax-qualified status of such employee benefit plan.
(f)   Except as specified on Schedule 3.20(f) of the Disclosure Schedule, with respect to each Company Benefit Plan: (i) each has been administered in all material respects in compliance with its terms and with all applicable laws, including, but not limited to, ERISA and the Code; and (ii) no audits, inquiries, reviews, proceedings, claims, or demands are pending with any governmental or regulatory agency.
(g)   No Acquired Company has any liability under any such employee benefit plan to provide uninsured medical or death benefits with respect to employees of such Acquired Company beyond their termination of employment (other than coverage mandated by law or governmental regulation), and there are no reserve assets, surplus or prepaid premiums under any such employee benefit plan. No Company Benefit Plan is a self-insured group health plan.
(h)   Except as specified on Schedule 3.20(h) of the Disclosure Schedule, no Acquired Company is or will be obligated to pay separation, severance, termination or similar benefits as a result of any transaction contemplated by this Agreement, nor will any such transaction accelerate the time of payment or vesting, or increase the amount, of any benefit or other compensation due to any individual.
(i)   Each contract, plan, benefit program, individual employment compensation arrangement and Company Benefit Plan that constitutes a nonqualified deferred compensation plan subject to Section 409A of the Code has been operated in compliance with the provisions of Section 409A of the Code and applicable regulations and guidance promulgated thereunder or is exempt from compliance.
Section 3.21   Environmental Matters.   To the Knowledge of the Company, the Acquired Companies possesses all governmental permits, governmental licenses and other governmental authorizations required under U.S. federal, state and local laws and governmental regulations currently in effect concerning pollution or protection of the environment, including all such laws and regulations relating to the emission, discharge or release of any petroleum, pollutants, contaminants or hazardous or toxic materials, substances or wastes into air, surface water, groundwater or lands (“Environmental Requirements”), except where the failure to possess such permits, licenses and other authorizations would not have a Company Material Adverse Effect. To the Knowledge of the Company, each Acquired Company is in compliance with all terms and conditions of such permits, licenses and authorizations and is in compliance with all other Environmental Requirements, except for such failures to comply that would not have a Company Material Adverse Effect. Prior to the date of this Agreement, no Acquired Company has received any written notice from any governmental authorities of violations by such Acquired Company or liabilities imposed on such Acquired Company under Environmental Requirements relating to such Acquired Company or its facilities.
Section 3.22   Insurance.
(a)   Schedule 3.22 of the Disclosure Schedule is a list of all material policies of insurance or fidelity bonds maintained by any Acquired Company as of the date of this Agreement. Such policies are in full force and effect and, to the Knowledge of the Company, no Acquired Company is in default with respect to its obligations under any such policies.

(b)   The D&O Policy: (i) has a policy limit of no less than $2,000,000, (ii) provides coverage (subject to policy limits and deductibles) for, among other things, any Merger-Related Claims, (iii) was in full force and effect at the time the Company’s board of directors approved this Agreement, the Merger and the transactions contemplated by this Merger and (iv) remains in full force and effect.
Section 3.23   Authority; Binding Nature of Agreement; Non-Contravention.   The Company has the requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement, assuming it constitutes the valid and binding obligation of the other parties hereto, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the Merger will: (i) result in a violation by the Company of any provision of the Articles of Incorporation or bylaws of the Company; (ii) result in a violation by any other Acquired Company of any provision of its certificate of incorporation or bylaws (or equivalent documents), (iii) result in a violation by any Acquired Company of any material provision of any Significant Contract or the termination of any Significant Contract; or (iv) result in a violation by any Acquired Company of any law or governmental regulation applicable to such Acquired Company, except in each case where such violation or termination would not have a Company Material Adverse Effect.
Section 3.24   Regulatory Compliance.
(a)   There is no pending enforcement action against any Acquired Company by any other governmental authority which has jurisdiction over the operations of such Acquired Company, and no Acquired Company has received any written notice of any potential enforcement action against such Acquired Company.
(b)   There is no arrangement relating to any Acquired Company providing for any rebates, kickbacks or other forms of compensation that are unlawful to be paid to any Person in return for the referral of business or for the arrangement for recommendation of such referrals.
(c)   No Acquired Company, or any individual who is an officer or director of any Acquired Company, or, to the Knowledge of the Company, any other employee or agent of any Acquired Company, has, within the past five years, been convicted of, charged with or, to the Knowledge of the Company, investigated for a violation of law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any order or stipulation of, or criminal or civil fine or penalty imposed by, any governmental authority.
Section 3.25   Financial Advisor.   No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of any Acquired Company.
Section 3.26   No Consent.   Except for (a) the issuance of the California Permit and the filing of the Agreement of Merger with the California Secretary of State and (b) as set forth in Schedule 3.26 of the Disclosure Schedule, no consent, approval, authorization order, filing, registration or qualification of or with any governmental authority is necessary or required to be made or obtained by any Acquired Company in connection with the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. Except as set forth in Schedule 3.26 of the Disclosure Schedule, no consent is required under any Significant Contract in connection with the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby.

Section 3.27   280G Matters.   No approval of Company Shareholders is required by the terms of Code Section 280G(b)(5)(B) so as to render the parachute payment provisions of Code Section 280G inapplicable to any and all accelerated vesting, payments, benefits, compensation, bonuses, options, stock and/or other renumeration provided pursuant to agreements, contracts, or arrangements that might otherwise result from the Merger or the other transactions contemplated by this Agreement, separately or in the aggregate, in the payment of any amount and/or the provision of any benefit that would not be deductible by reason of Code Section 280G.
Section 3.28   Book-Entry Shares.   All shares of Company Common Stock are represented by certificates and, immediately prior to the Effective Time will be represented by Certificates. There are no Book-Entry Shares outstanding.

Article 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub represent and warrant to the Company that as of the date hereof and as of the Closing Date as follows:
Section 4.1   Due Organization.   Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.
Section 4.2   Authority; Binding Nature of Agreement; Non-Contravention.   Each of Parent and Merger Sub has the requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The execution and delivery by Parent and Merger Sub of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. Parent, as the sole shareholder of Merger Sub, has approved the principal terms of this Agreement and the Merger. This Agreement, assuming it constitutes the valid and binding obligation of the Company, constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against them in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Neither the execution and delivery of this Agreement by Parent or Merger Sub nor the consummation of the Merger will: (i) result in a violation by Parent or Merger Sub of any provision of Parent’s Amended and Restated Certificate of Incorporation or bylaws or other equivalent organizational documents of Parent or Merger Sub, any material provision of any material contract by which Parent or Merger Sub is bound or any law or governmental regulation applicable to Parent or Merger Sub, except in each case where such violation would not have a material adverse effect on Parent’s or Merger Sub’s ability to fulfill its obligations under this Agreement; or (ii) render Parent insolvent or unable to pay its debts as they become due.
Section 4.3   Merger Sub.   Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no other business activities.
Section 4.4   Adequacy of Funds.   Parent has, and at the Closing will have, adequate financial resources to satisfy its monetary and other obligations under this Agreement.
Section 4.5   Fairness Opinion.   The Parent Board has received an opinion from Duff  & Phelps, LLC or other nationally recognized investment banking firm to the effect that, as of the date of this Agreement or a date no more than three (3) days prior to the date of this Agreement, the Merger Consideration to be paid by Parent in the Merger is fair, from a financial point of view, to Parent, which opinion does not address any adjustments to the Merger Consideration.
Section 4.6   No Brokers.   Except for Duff  & Phelps, LLC, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent, Merger Sub or any affiliated Person.

Article 5
COVENANTS AND AGREEMENTS.
Section 5.1   Conduct of Business of the Acquired Companies.   Except as permitted or contemplated by this Agreement or as required by applicable law or governmental regulation, during the period from the date of this Agreement through the Effective Time (the “Pre-Closing Period”), without Parent’s prior consent (which consent shall not be unreasonably withheld, delayed or conditioned), the Company shall use commercially reasonable efforts to: (i) conduct the business of the Acquired Companies in the ordinary course in all material respects; (ii) maintain and preserve substantially intact the business organization of the Acquired Companies and the goodwill of those having business relationships with the Acquired Companies; and (iii) retain the services of the officers of the Company and the Key Employees of the Company and the other Acquired Companies. Without limiting the generality of the foregoing, except as permitted or contemplated by this Agreement, as set forth in Schedule 5.1, or as required by applicable law or governmental regulation, during the Pre-Closing Period, no Acquired Company shall, without Parent’s prior consent (which consent shall not be unreasonably withheld, delayed or conditioned):
(a)   issue, sell or deliver any shares of Company capital stock, equity securities of any other Acquired Company, or securities convertible into, or rights, warrants or options to acquire, any shares of Company capital stock or equity securities of any other Acquired Company;
(b)   issue any Book-Entry Shares (including any Book-Entry Shares issuable in connection with any lost, stolen or destroyed certificates representing shares of Company Common Stock or any transfer of any shares of Company Common Stock) or consent to or permit any transfers of shares of Company Common Stock or other transaction that would result in the requirement for the Company to issue any Book-Entry Shares;
(c)   redeem, purchase or otherwise acquire any outstanding shares of Company Common Stock or equity securities of any other Acquired Company, or any rights, warrants or options to acquire any shares of Company Common Stock or equity securities of any other Acquired Company;
(d)   other than the Pre-Closing Dividends, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of Company Common Stock or equity securities of any other Acquired Company;
(e)   split, combine, subdivide or reclassify any shares of Company capital stock or equity securities of any other Acquired Company;
(f)   except in the ordinary course of business in connection with borrowings under the existing lines of credit of the Acquired Companies, sell, transfer or encumber any of the assets that are material to the Acquired Companies’ business as currently conducted (excluding any sales of products in the ordinary course of business);
(g)   prematurely terminate, materially amend or knowingly waive any material right under any Significant Contract;
(h)   make any capital expenditures, except in the ordinary course of business, or if outside the ordinary course of business, in an amount in excess of  $50,000 in the aggregate;
(i)   make any acquisition of any material business or entity;
(j)   increase in any material manner the compensation of any the directors, officers or employees of any Acquired Company, or enter into, establish or amend any employment, bonus, incentive compensation, pension, retirement, severance, deferred compensation or other compensation or benefit plan for the benefit of any director or employee of any Acquired Company, other than: (i) as required pursuant to applicable law or governmental regulation or the terms of contracts in effect as of the date of this Agreement; and (ii) increases in salaries, wages and benefits effected in the ordinary course of business and consistent with past practices;
(k)   commence a lawsuit or other similar legal proceeding, except: (i) for the routine collection of bills; (ii) where the Company determines in good faith that failure to commence such legal proceeding could result in the material impairment of a material right or asset of any Acquired Company; or (iii) in connection with an alleged breach of this Agreement;

(l)   make or change any material election concerning Taxes, other than any change or election made in the ordinary course of business, or amend any material Tax return;
(m)   make any material changes in financial or Tax accounting methods, principles or practices or change an annual accounting period, except to the extent required by a change in GAAP or any applicable law or governmental regulation;
(n)   amend the Company’s Articles of Incorporation or bylaws, or the certificate of incorporation or bylaws (or equivalent documents) of any other Acquired Company;
(o)   adopt a plan or agreement of complete or partial liquidation or dissolution; or
(p)   enter into a binding contract requiring that any Acquired Company take any of the actions described in clauses (a) through (o) of this sentence.
Section 5.2   Fairness Hearing and Company Shareholder Matters.
(a)   As soon as reasonably practicable following the execution and delivery of this Agreement, (i) Parent shall, with the cooperation of the Company, prepare the necessary documents for an application to obtain from the Commissioner of Business Oversight of the State of California (the “California Commissioner”), after a hearing before the California Commissioner (the “Fairness Hearing”) pursuant to California Corporation Laws, including Sections 25121 and 25142 thereof  (the “Fairness Hearing Law”), a permit (the “California Permit”) to issue securities in exchange for outstanding securities, the obtainment of which would result in the issuance of Parent Common Stock in the Merger being exempt from registration under the Securities Act by virtue of the exemption provided by Section 3(a)(10) thereof, (ii) Parent shall apply for the California Permit and (iii) the Company shall prepare, with the cooperation of Parent, a related information statement, proxy statement or other disclosure document (as it may be amended or supplemented from time to time, the “Permit Information Statement”). The Permit Information Statement shall constitute a disclosure document for the offer and issuance of the shares of Parent Common Stock to be received by the Company Shareholders in the Merger and an information statement for the Company’s solicitation of consent of the Company Shareholders with respect to the adoption of this Agreement and the approval of the Merger, and shall include (x) a statement to the effect that the Company Board had unanimously recommended that the Company Shareholders vote in favor of the adoption of this Agreement and the approval of the Merger, (y) a statement that adoption of this Agreement shall constitute, among other things, approval by the Company Shareholders of the Escrow Percentage, the Holdback Amount, the Representative Reimbursement Amount, the holding of the Escrow Fund by the Escrow Agent and the appointment of the Shareholders’ Representative and (z) such other information as Parent and the Company may agree is required or advisable under applicable law to be included therein.
(b)   The Company agrees to provide to Parent such information concerning its business, financial statements and affairs as, in the reasonable judgment of Parent or its counsel, is required under the Fairness Hearing Law to be included in the materials to be provided in connection with the application for the California Permit or in the Permit Information Statement or in any amendment or supplement thereto, and Parent and the Company agree to cooperate in the preparation of such materials and of the Permit Information Statement and any amendment or supplement thereto. Each of Parent and the Company shall use its commercially reasonable efforts to cause the above-referenced documents, including the application, the hearing notice and the Permit Information Statement to comply with applicable Laws. Whenever the Company becomes aware of any event that occurs that is required to be set forth in an amendment or supplement to the application for the California Permit or the Permit Information Statement, the Company shall notify Parent and cooperate with Parent in preparing and delivering any such amendment or supplement to all Company Shareholders and/or filing any such amendment or supplement with the California Commissioner or its staff and/or any other government officials. Prior to its mailing, the Permit Information Statement shall have been approved by Parent, and, following its mailing, no amendment or supplement to the Permit Information Statement shall be made by the Company without the approval of Parent, which shall not be unreasonably withheld.

Section 5.3   Information Statement.   As soon as reasonably practicable after Parent obtains the California Permit, the Company shall submit the adoption of this Agreement and the approval of the Merger to the Company Shareholders and prepare and mail or cause to be mailed to each shareholder of the Company in accordance with the CGCL the Permit Information Statement.
Section 5.4   Notice to Holders of Company Shares.   The Company will comply with the notice requirements of Sections 603 and 1301(a) of the CGCL with respect to the Written Consent (the notices required to be given to the Company’s shareholders pursuant to such sections of the CGCL are collectively referred to as the “Company Shareholder Notices”). The Company will provide any notice of the Merger to its shareholders required by the Company’s Articles of Incorporation.
Section 5.5   Access to Information; Preparation of Financial Statements.
(a)   Except as required by applicable law or governmental regulation, during the Pre-Closing Period, the Company shall afford Parent and its representatives such reasonable access, during normal business hours and upon reasonable advance notice, to the Acquired Companies’ properties, books and records and other existing information concerning the business of the Acquired Companies as Parent may reasonably request; provided, however, that in exercising its access rights under this Section 5.5, Parent shall not be permitted to interfere unreasonably with the conduct of the business of the Acquired Companies.
(b)   During the Pre-Closing Period, the Company shall obtain such audits of its historical financial statements that Parent shall reasonably request that are required to be included in post-Closing filings required to be made by Parent with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, and cooperate with the Company to prepare pro-forma consolidated financial statements that are required to be included in such filings.
(c)   Parent shall hold all information received pursuant to this Section 5.5 in confidence in the same manner as all other Company confidential information (the “Confidentiality Obligation”).
Section 5.6   Public Disclosure.   Except as may be contemplated by this Agreement or required by applicable law, during the Pre-Closing Period: (a) Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby; and (b) without limiting Parent’s obligations under the Confidentiality Obligation, neither Parent nor the Company shall issue any such press release or make any such public statement or disclosure without the prior approval of the other party (which approval shall not be unreasonably withheld, delayed or conditioned).
Section 5.7   Regulatory Approval; Further Assurances.   Parent and the Company shall use commercially reasonable efforts to effectuate the Merger and make effective the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each party to this Agreement shall: (i) make any filings and give any notices required to be made or given by such party in connection with the Merger and the other transactions contemplated by this Agreement; (ii) use commercially reasonable efforts to obtain any consent required to be obtained (pursuant to any applicable law, contract or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Agreement; and (iii) use commercially reasonable efforts to lift any restraint, injunction or other legal bar to the Merger. Each of Parent and the Company shall promptly deliver to the other a copy of each such filing made, each such notice given and each such consent obtained during the Pre-Closing Period.
Section 5.8   Escrow Agreement.   At or before the Effective Time, Parent and the Shareholder Representative shall, and Parent shall use commercially reasonable efforts to cause the Escrow Agent to, execute the Escrow Agreement.
Section 5.9   Pre-Closing Dividends.   Prior to the Closing Date, the Company (a) shall distribute to its shareholders, by dividend, all shares of Parent Capital Stock held by the Acquired Companies and (the “Pre-Closing Stock Dividend”) and (b) may distribute to its shareholders, by dividend (the “Pre-Closing

Cash Dividend”), such amount of cash that is determined solely and exclusively by the Company Board without deemed approval of or consent by Parent and which after made shall leave an amount of cash at least equal to the Tax Reserve and also leave sufficient working capital in the Acquired Companies for the Acquired Companies to operate in the ordinary course of business and to satisfy its obligations (exclusive of the Closing Tax Liability) independent of whether the Merger is consummated and in which no way will be supported (directly or indirectly) by Parent’s funds or credit.
Section 5.10   Indemnification of Officers and Directors of the Acquired Companies.
(a)   From and after the Effective Time, Parent shall cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Acquired Companies pursuant to the Articles of Incorporation and bylaws of the Acquired Companies as in effect as of the date hereof and pursuant to any agreement of any Acquired Company providing for the indemnification of its officers or directors (the current and former officers and directors of the Acquired Companies, and all other persons entitled to be indemnified pursuant to such provisions or agreements, being referred to collectively as the “Indemnified Parties”). Parent shall cause the Articles of Incorporation and bylaws of the Surviving Corporation to contain the provisions with respect to exculpation from liability and indemnity set forth in the Company’s Articles of Incorporation and bylaws immediately prior to the execution and delivery of this Agreement, and Parent shall not permit any of such provisions to be amended, repealed or otherwise modified after the Effective Time in any manner that could adversely affect the rights thereunder of any Indemnified Party.
(b)   Without limiting the effect of Section 5.10(a), during the period commencing on the Closing Date and ending on the sixth anniversary of the Effective Time, Parent shall indemnify and hold harmless each Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, demands, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to any action or omission or alleged action or omission on the part of a director, officer or employee of any Acquired Company (regardless of whether such action or omission, or alleged action or omission, occurred prior to, on or after the date of this Agreement).
(c)   To the extent permitted by California law, the provisions of Section 5.10(b) shall not apply to any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, that arises out of or pertains to any action or omission or alleged action or omission on the part of a director, officer or employee of any Acquired Company (regardless of whether such action or omission, or alleged action or omission, occurred prior to, on or after the date of this Agreement) in connection with, relating to or arising from the Merger, the Pre-Closing Dividend or other transactions contemplated by this Agreement (collectively, “Merger-Related Claims”).
(d)   The Company shall purchase a prepaid directors’ and officers’ liability insurance “tail” policy, covering a period of six years following the Closing, providing coverage at the current level and scope of directors’ and officers’ liability insurance coverage as set forth in the Company D&O Policy in effect as of the date of this Agreement and set forth in the Disclosure Schedule (the “D&O Tail Policy”). The expense of the D&O Tail Policy, not to exceed the lesser of  (I) 250% of the annual premium payable by the Acquired Companies with respect to its current Company D&O Policy (if any) or (II) 500% of the aggregate premium payable by the Acquired Companies for the current coverage period for the current Company D&O Policy (if any) if the coverage period for the Company D&O Policy is for less than one year, will be paid by Parent and any excess expense shall be paid by the Company and, to the extent not paid prior to the Effective Time, will be a Third Party Expense.
(e)   Parent and the Surviving Corporation jointly and severally agree to pay all expenses, including attorneys’ fees, that may be incurred by the Indemnified Parties in enforcing the indemnity and other obligations provided for in this Section 5.10.
(f)   If Parent or the Surviving Corporation or any of the successors or assigns of Parent or the Surviving Corporation: (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) shall transfer all or substantially all of its assets to any other Person, then proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation (as the case may be) shall assume all of the obligations set forth in this Section 5.10.
(g)   This Section 5.10: (i) shall survive the consummation of the Merger and the Effective Time; (ii) is intended for the benefit of, and will be enforceable by, each Indemnified Party and his or her heirs and representatives; (iii) shall be binding on all successors and assigns of Parent and the Surviving Corporation; and (iv) provides rights that are in addition to, and not in substitution for, any other rights to indemnification or contribution or similar rights that any Indemnified Party, or any heir or representative of any Indemnified Party, may have by contract or otherwise.
Section 5.11   Parent Financing.   Parent shall use commercially reasonable efforts, and the Company shall cooperate and assist Parent, to obtain the necessary consents and/or waivers from the agent bank and the lenders (the “Requisite Bank Consent”) as required under certain Second Amended and Restated Loan and Security Agreement dated as of May 30, 2014, as amended, supplemented and modified (the “Credit Agreement”) to effect the Merger and other transactions contemplated by this Agreement.
Section 5.12   Certain Tax Matters.
(a)   Each Acquired Company will prepare and timely file, or cause to be prepared and timely filed, all Tax returns required to be filed by such Acquired Company prior to the Closing Date (taking into account all applicable extensions of time to file).
(b)   Parent will prepare, or cause to be prepared, and timely file, or cause to be timely filed, all Tax returns of the Acquired Companies that are required to be filed after the Closing Date. Any Tax return to be filed after the Closing Date that includes all or any portion of a taxable period beginning before the Closing Date shall be prepared in all respects consistent with past practice except as otherwise required by applicable law. Parent shall provide the Shareholder Representative with a copy of each such proposed Tax return (and such additional information regarding such Tax return as may reasonably be requested by the Shareholder Representative, including a statement, together with supporting schedules and calculations, showing the amount of Tax shown on such Tax return that is allocable to the period ending on the Closing Date) at least forty-five (45) days prior to the filing of such Tax return, except that in the case of a Tax return related to income Taxes due within ninety (90) days following the Closing Date, the copy shall be provided to the Shareholder Representative within twenty (20) days prior to the filing. Parent shall accept any comments by the Shareholder Representative to the extent they are reasonable and not inconsistent with applicable law or the past practice of the Acquired Company in preparing Tax returns. Parent and the Shareholder Representative shall consult and use good faith efforts to resolve any dispute regarding the preparation of Tax returns related to Taxes after the Closing Date for Tax periods beginning before the Closing Date. The Shareholder Representative shall permit to be delivered to Parent out of the Escrow Fund the amount of Tax owing on such Tax return or, with respect to a Straddle Period, the portion allocable to the period ending on the Closing Date in accordance with Section 5.12(c) not less than five (5) days before the Tax return is due. To the extent that the amount of Tax owing on such Tax return or, with respect to a Straddle Period, the portion allocable to the period ending on the Closing Date, exceeds the Tax Reserve, the Shareholder Representative shall permit to be delivered to Parent out of the Escrow Fund such excess Tax amount, not less than five (5) days before the Tax return is due and in accordance with Section 5.12(b).
(c)   The Shareholder Representative shall cooperate fully in connection with the filing of Tax returns relating to the operations of the Acquired Companies, and any audit, litigation or other proceeding with respect to Taxes.
(d)   In the case of any taxable period beginning on or before the Closing Date and ending after the Closing Date (each, a “Straddle Period”), the portion of any such Tax that is allocable to the portion of the taxable period ending on the Closing Date shall be:
(i)   in the case of Taxes that are either (A) based upon or related to income, receipts or employment; or (B) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount which would be payable (after giving effect to amounts which may be deducted from or offset against such Taxes) if the taxable period ended on the Closing Date; and

(ii)   in the case of Taxes imposed on a periodic basis with respect to the assets of the Acquired Company, or otherwise measured by the level of any item, deemed to be the amount of such Taxes for the entire Straddle Period (after giving effect to amounts which may be deducted from or offset against such Taxes) (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire Straddle Period.
(e)   Any credit or refund resulting from an overpayment of Taxes for a Straddle Period shall be prorated based upon the method employed in this Section 5.12 taking into account the type of Tax to which the refund relates. In the case of any Tax based upon or measured by capital (including net worth or long-term debt) or intangibles, any amount thereof required to be allocated under this Section 5.12 shall be computed by reference to the level of such items immediately prior to the Closing. All determinations necessary to effect the foregoing allocations shall be made in a manner consistent with the prior practice of the relevant Acquired Company.
(f)   All payments required to be made under Tax sharing or similar agreements or arrangements with respect to or involving the Acquired Companies shall be discharged in full prior to the Closing Date and, after the Closing Date, the Acquired Companies shall not have any obligation thereunder in respect of any amounts payable for periods ending on or before the Closing Date.
(g)   No later than thirty (30) days prior to the Closing Date, the Company shall provide Parent a good faith estimate (such estimate, as provided by the Company and agreed to by Parent, the “Tax Reserve”) of, without duplication (A) all unpaid Taxes (whether or not due) of the Acquired Companies to be allocable to any period ending on or prior to the Closing Date, or, in accordance with the principles of Section 5.12(c) hereof, to the pre-Closing portion of a Straddle Period, (B) all liabilities for Taxes of any member of an affiliated, consolidated, combined or unitary group of which an Acquired Company (or any predecessor of any of the foregoing) is or was a member on or prior to the Closing Date, including pursuant to Treas. Reg. §1.1502-6 or similar provisions of foreign, state or local Tax law, (C) any and all Taxes of any Person imposed on an Acquired Company as a transferee or successor, by contract or pursuant to any law, which Taxes are imposed solely as the result of an event or transaction entered into before the Closing (including, without limitation, the Transaction Tax Liability) that will be unpaid as of the Closing; less (D) any prepayments for estimated Taxes, taken into account for purposes of clause (A), that are made by the Company prior to Closing (the sum of (A) through (C) less (D), as determined from time to time, referred to as the “Closing Tax Liability”), which Tax Reserve shall be subject to the reasonable approval of Parent. Prior to the Closing, the Company may revise the Tax Reserve with the written consent of Parent, which will not be unreasonably withheld. For the avoidance of doubt, the estimated Closing Tax Liability shall be determined separately, and from time to time, for purposes of determining the Tax Reserve and the Consideration Adjustment Amount, and for purposes of Section 8.2(d).
(h)   Parent shall have the right to control the conduct of any inquiries, claims, assessments, audits or similar events that arise after the Closing with respect to Taxes of the Acquired Companies. Parent shall not settle or otherwise compromise any inquiry, claim, assessment, audit or similar event with respect to Taxes to be included in the Closing Tax Liability without the Shareholder Representative’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of any conflict or overlap between the provisions of this Section 5.12(h) and Article 8, this Section 5.12(h) shall govern.
Section 5.13   Notice of Certain Events.
(a)   From the date hereof until the Closing, the Company shall promptly notify Parent and Merger Sub in writing of  (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated by this Agreement, (iii) any legal actions commenced, or to Company’s Knowledge, threatened, against the Company or any of its Subsidiaries that are related to the transactions contemplated by this Agreement, and (iv) any fact, circumstance, event, change or effect between the date of this Agreement and the Effective Time which (A) to the Knowledge of the Company, has had, or is reasonably likely to have, a Company Material Adverse Effect or (B) would cause the failure of the conditions set forth in Section 6.1(a) or Section 6.1(b) of this Agreement to be satisfied. In no event shall Parent’s receipt of information pursuant to this Section 5.13 operate as a waiver of or limit or otherwise affect the rights, obligations, representations, warranties, covenants or agreements given or made by the Company in this Agreement and shall not be deemed to amend or supplement the Disclosure Schedule or constitute an exception to any representation or warranty.
(b)   From the date hereof until the Closing, Parent shall promptly notify the Company in writing of  (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated by this Agreement, (iii) any legal actions commenced, or to Parent’s Knowledge, threatened, against Parent or any of its Subsidiaries that are related to the transactions contemplated by this Agreement, and (iv) any fact, circumstance, event, change or effect between the date of this Agreement and the Effective Time which would cause the failure of the conditions set forth in Section 6.2(a) or Section 6.2(b) of this Agreement to be satisfied. In no event shall the Company’s receipt of information pursuant to this Section 5.13 operate as a waiver of or limit or otherwise affect the rights, obligations, representations, warranties, covenants or agreements given or made by Parent or Merger Sub in this Agreement or constitute an exception to any representation or warranty.
Section 5.14   Supplemental Disclosure Schedules.   Notwithstanding the provisions of Section 5.13(a), the Company may update the Disclosure Schedule between the date of this Agreement and the Closing (each such update, a “Supplemental Disclosure Schedule”) for any disclosure that: (1) is the result of events or occurrences occurring after the date hereof; (2) is not the result of a breach by the Company of its obligations pursuant to Section 5.1 hereof; and (3) is required to be included in the Disclosure Schedule to cause the warranties and representations in Article 3 hereof, when read in combination with the Disclosure Schedule, to be true and correct as of the Closing Date. Any permitted Supplemental Disclosure Schedules delivered pursuant to the preceding sentence shall be deemed to modify and qualify the warranties and representations of the Company as of the Closing and acceptance by Parent and Merger Sub thereof by proceeding to consummate the transactions contemplated by this Agreement at the Closing shall act as a bar to the rights of Parent Indemnitees to indemnity under Article 8 for any breaches of or inaccuracies in the Company’s representations and warranties set forth in Article 3 without giving effect to the modifications and qualifications made by such Supplemental Disclosure Schedules. Any such Supplemental Disclosure Schedule shall be delivered to Parent and Merger Sub within three (3) Business Days of the Company having Knowledge of any of the facts, circumstances or other matters contained in such Supplemental Disclosure Schedule but in no event later than three (3) Business Days prior to the Closing.
Section 5.15   Written Consent.   As soon as reasonably practicable following receipt of the California Permit, the Company shall solicit and use commercially reasonable effort to obtain from the Requisite Shareholders the Written Consent.
Section 5.16   Cooperation Following the Closing.   Following the Closing, each Party shall use commercially reasonable efforts to (a) take, or cause to be taken, all further actions, (b) deliver to the other Parties such further information and documents and (c) execute and deliver to the other Parties such further instruments in each case as any other Party may reasonably request in order to confirm the Merger and other transactions contemplated by this Agreement or to assure to any other Party the benefits hereof; provided, however, that the foregoing obligations shall not require any Party to (w) disclose any confidential information to any Person, (x) violate any applicable laws, (y) enter into, amend, terminate or breach any contracts or agreements, or (z) initiate or participate in any Action.

Article 6
CONDITIONS TO THE MERGER.
Section 6.1   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction (or waiver by Parent on behalf of Parent and Merger Sub, if permissible under applicable law) on or prior to the Closing Date of the following conditions:
(a)   the representations and warranties of the Company contained in this Agreement (as modified by the Final Schedules) shall be accurate in all respects when made and as of the Closing, with the same force and effect as if made as of the Closing (except to the extent any such representation or warranty speaks as of the date of this Agreement or any other specific date, in which case such representation or warranty shall have been accurate in all respects as of such date), except that any inaccuracies in such representations and warranties will be disregarded for purposes of this Section 6.1(a) if such inaccuracies (considered collectively) do not have a Company Material Adverse Effect as of the Closing;
(b)   the Company shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing, including delivery of the Final Schedules at or prior to Closing;
(c)   the Company shall have obtained and delivered to Parent the Written Consent of the Requisite Shareholders;
(d)   Parent shall have received, from each holder of any Indebtedness of the Acquired Companies for borrowed money, and any other Person who has extended a credit facility to any of the Acquired Companies, a duly executed payoff letter (each, a “Payoff Letter”) setting forth the total amount of such outstanding Indebtedness due such Person, including accrued interest and any prepayment fees or penalties and any other amount due as a result of the termination of any such credit facility, as of the Closing Date (or confirming that no such Indebtedness is outstanding), and confirming that any such credit facility will terminate as of the Closing Date and providing that all liens related thereto shall be released;
(e)   the Shareholder Representative and the Escrow Agent shall have executed the Escrow Agreement;
(f)   there shall not have occurred a Company Material Adverse Effect, and no event shall have occurred or circumstance exist that, in combination with any other events or circumstances, could reasonably be expected to have a Company Material Adverse Effect;
(g)   there shall not be pending or threatened any action by a governmental authority seeking to restrain, prohibit or enjoin the consummation of the Merger;
(h)   no injunction or other order preventing the Merger shall have been issued since the date of this Agreement by any United States federal or state court of competent jurisdiction and shall remain in effect; and no United States federal or state law that makes the Merger illegal shall have been enacted since the date of this Agreement and shall remain in effect;
(i)   the California Permit shall have been issued by the California Commissioner and no stop order suspending the effectiveness of the California Permit or any part thereof shall have been issued;
(j)   the Company shall have delivered to Parent the approvals, consents or waivers of the Persons identified on Schedule 3.26 of the Disclosure Schedule, in form and substance reasonably satisfactory to Parent;
(k)   each Non-Solicit Agreement and Non-Compete Agreement executed prior to the Closing Date shall be effective and shall not have been revoked, rescinded or amended without the written consent of Parent;
(l)   no Key Employee shall have terminated his or her employment with the Acquired Companies, revoked his or her acceptance of employment with Parent (if such employment had been offered and accepted), or to the Company’s Knowledge indicated his or her intention not to continue employment with the Acquired Companies prior to the Closing or with Parent or the Acquired Companies, as applicable, following the Closing;

(m)   not more than ten percent (10%) of the employees (excluding Key Employee) of the Acquired Companies as of the date of this Agreement shall have terminated their employment with the Acquired Companies, revoked their acceptance of employment with Parent (if such employment had been offered and accepted), or to the Company’s Knowledge indicated their intention not to continue employment with the Acquired Companies prior to the Closing or with Parent or the Acquired Companies, as applicable, following the Closing;
(n)   the Requisite Bank Consent shall have been obtained and not have been revoked, rescinded or amended;
(o)   the number of Dissenting Shares shall not represent more than 7.5% of the number of outstanding shares of Company Common Stock;
(p)   the Pre-Closing Stock Dividend shall have been declared and paid;
(q)   the amount of Closing Cash shall not exceed the sum of  (i) $50,000 plus (ii) the Tax Reserve; and
(r)   the Estimated Cash Consideration Shortfall shall be equal to zero.
Section 6.2   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is subject to the satisfaction (or waiver, if permissible under applicable law) on or prior to the Closing Date of the following conditions:
(a)   the representations and warranties of Parent and Merger Sub contained in this Agreement shall be accurate in all respects as of the Closing, with the same force and effect as if made as of the Closing, except that any inaccuracies in such representations and warranties will be disregarded for purposes of this Section 6.2(a) if such inaccuracies (considered collectively) do not have a material adverse effect on the economic benefits to be derived by the Company Shareholders from the Merger;
(b)   Parent and Merger Sub shall have performed in all material respects all agreements and covenants required to be performed by them under this Agreement at or prior to the Closing;
(c)   Parent shall have provided the Company with satisfactory evidence that the payments required to be made at the Closing pursuant to Article 1 will be made at the Closing;
(d)   the Company shall have obtained the Written Consent of the Requisite Shareholders;
(e)   Parent and the Escrow Agent shall have executed the Escrow Agreement and Parent shall have deposited or caused to be deposited all amounts required by Section 2.4(d) to be contributed to the Escrow Fund with the Escrow Agent;
(f)   there shall not have occurred a Parent Material Adverse Effect, and no event shall have occurred or circumstance exist that, in combination with any other events or circumstances, could reasonably be expected to have a Parent Material Adverse Effect;
(g)   there shall not be pending any action by a governmental authority seeking to restrain, prohibit or enjoin the consummation of the Merger;
(h)   the Fairness Hearing shall have been held, and the California Permit shall have been issued, such that the Stock Consideration shall constitute exempt securities with the meaning of Section 3(a)(10) of the Act; and
(i)   no legal action shall have been commenced against Parent or Merger Sub by a Person other than a Key Employee or an Affiliate thereof seeking to prevent or enjoin the Merger and other transactions contemplated by this Agreement, and no injunction or other order preventing the Merger shall have been issued since the date of this Agreement by any United States federal or state court of competent jurisdiction; and no United States federal or state law that makes the Merger illegal shall have been enacted since the date of this Agreement and shall remain in effect.

Section 6.3   Frustration of Closing Conditions.   None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.1 or Section 6.2, as the case may be, to be satisfied if such failure was caused by such party’s failure to perform any of its obligations under this Agreement. Notwithstanding the foregoing, in the event that Parent waives in writing the failure of any condition pursuant to Section 6.1 and proceeds to Closing, such waiver shall act as a bar to any claim for indemnification pursuant to Article 8 below related to the failure of such condition or covenant, breach of any related representation or warranty, or based in any way on the underlying facts and circumstances causing or contributing to such failure. For example, a waiver by Parent of the Company’s obligation to obtain prior to Closing a consent required pursuant to Section 3.26 shall constitute, as of the Closing, a bar to claims by Parent Indemnitees based on failure of a closing condition, claims based on breach of covenant to obtain such consent and claims based on breach of a representation and warranty that all consents had been obtained.

Article 7
TERMINATION
Section 7.1   Termination.   This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Effective Time:
(a)   by the mutual written consent of the Company and Parent duly authorized by each of their respective Boards of Directors;
(b)   by either of the Company or Parent if the Merger shall not have been consummated on or before May 26, 2018 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to a party if the failure of the Merger to have been consummated on or before the End Date was caused by the failure of such party or any Affiliate of such party to perform any of its obligations under this Agreement;
(c)   by either of the Company or Parent if any injunction or other order having the effect set forth in Section 6.1(g) shall be in effect and shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to a party if the imposition of such injunction or other order was caused by the failure of such party or any Affiliate of such party to perform any of its obligations under this Agreement;
(d)   by Parent if the Written Consent has not been obtained and delivered to Parent within fifteen (15) Business Days after the California Permit has been obtained, provided that if at the end of such fifteen (15) Business Day period the Company is then actively using commercially reasonable efforts to obtain the Written Consent, the Parent may not terminate this Agreement pursuant to this Section 7.1(d) until the earlier of  (i) the date when the Company ceases to actively use commercially reasonable efforts to obtain the Written Consent and (ii) the thirty (30) Business Days following the date when the California Permit was obtained;
(e)   by the Company if the Written Consent has not been obtained and delivered to Parent within thirty (30) Business Days after the California Permit has been obtained, provided that the Company has been actively using commercially reasonable efforts to obtain the Written Consent during such thirty (30)-day period;
(f)   by Parent or the Company if the California Permit has not been obtained on or before April 25, 2018 provided, however, that the right to terminate this Agreement under this Section 7.1(f) shall not be available to a party if the failure to obtain the California Permit on or before April 25, 2018 was caused by the failure of such party or any Affiliate of such party to perform any of its obligations under this Agreement;
(g)   by Parent if, at any time prior to the Effective Time, the number of Dissenting Shares as of such time represent more than 7.5% of the number of outstanding shares of Company Common Stock as of such time;
(h)   by Parent within ten (10) Business Days following the delivery of any Supplemental Disclosure Schedule unless such Supplemental Disclosure Schedule (i) does not include any information that evidences, and does not contain any disclosure of any event, change, circumstance, state of facts or effect that individually or in the aggregate (together with information in all other Supplemental Disclosure Schedules) would be reasonably expected to result in, a claim for indemnification by any Parent Indemnitee in an aggregate amount exceeding $300,000, (ii) does not disclose or evidence any inaccuracy or breach of any Specified Representation made as of the date hereof  (without modification or qualification by any Supplemental Disclosure Schedules), and (iii) does not evidence the occurrence of a Company Material Adverse Effect, provided that (x) no such termination by Parent may occur at or following the Effective Time and (y) the foregoing ten (10)-Business Day period may be extended upon the written agreement of Parent and the Company;
(i)   by the Company, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by Parent or Merger Sub or if any representation or warranty of Parent or Merger Sub shall have become inaccurate, in either case, such that the conditions set forth in Sections 6.2(a), 6.2(b) or 6.2(f) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that the Company is not then in material breach of any representation, warranty, covenant or agreement under this Agreement; and provided, further, that if such inaccuracy in Parent’s or Merger Sub’s representations and warranties or breach by Parent or Merger Sub is curable by the End Date by Parent or Merger Sub, then this Agreement shall not terminate pursuant to this Section 7.1(i) as a result of such particular breach or inaccuracy until the expiration of a thirty (30)-day period commencing upon delivery of written notice from the Company to Parent or Merger Sub of such breach or inaccuracy and its intention to terminate pursuant to this Section 7.1(i) (it being understood that this Agreement shall not terminate pursuant to this Section 7.1(i) as a result of such particular breach or inaccuracy if such breach by Parent or Merger Sub is cured prior to such termination becoming effective); or
(j)   by Parent, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by the Company or if any representation or warranty of the Company shall have become inaccurate, in either case, such that the conditions set forth in Sections 6.1(a), 6.1(b), 6.1(f) or 6.1(r) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that Parent is not then in material breach of any representation, warranty, covenant or agreement under this Agreement; and provided, further, that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the End Date by the Company then this Agreement shall not terminate pursuant to this Section 7.1(j) as a result of such particular breach or inaccuracy until the expiration of a thirty (30)-day period commencing upon delivery of written notice from Parent to the Company of such breach or inaccuracy and its intention to terminate pursuant to this Section 7.1(j) (it being understood that this Agreement shall not terminate pursuant to this Section 7.1(j) as a result of such particular breach or inaccuracy if such breach by the Company is cured prior to such termination becoming effective);
Section 7.2   Effect of Termination.   In the event of the termination of this Agreement by the Company or Parent as provided in Section 7.1, written notice thereof shall be given to the other parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than the provisions of Article 9, which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub or the Company or their respective directors, officers and Affiliates, except that nothing shall relieve any party hereto from liability for any willful and material breach of this Agreement.

Article 8
INDEMNIFICATION, ETC.
Section 8.1   Survival.   The representations and warranties of the parties contained in this Agreement shall survive the Closing until December 15, 2018 (the “Escrow Release Date”); provided, however, that (a) the Fundamental Representations shall survive the Closing until the three (3)-year anniversary of the Closing Date and (b) the Tax Representations shall survive the Closing until ninety (90) days after the expiration of the applicable statute of limitations. No party shall have any liability for the breach or inaccuracy of any representation or warranty contained in this Agreement after the applicable survival date referenced in the foregoing sentence; provided, that if on or before the last day of the applicable survival period, Parent has duly delivered to the Shareholder Representative and the Escrow Agent a valid Notice of Indemnification Claim (satisfying the requirements set forth in Section 8.8(a)), then the specific Indemnification Claim asserted in such Notice of Indemnification Claim shall continue to survive until such claim is finally resolved or disposed of in accordance with the terms hereof. Notwithstanding the foregoing, the covenants and other agreements contained in this Agreement (other than such covenants and other agreements to be performed prior to the Closing, which shall terminate at the Closing) shall survive the Closing and shall continue until all obligations with respect thereto shall have been performed or satisfied or shall have been terminated in accordance with their terms.
Section 8.2   Indemnification.   Subject to the limitations set forth in this Agreement and the other provisions of this Article 8, from and after the Closing, each Escrow Participant severally, and not jointly, shall indemnify and defend the Parent Indemnitees against, and shall hold such Parent Indemnitees against harmless from, any loss, liability, claim, demand, settlement, judgment, award, fine, charge, refund, adjustment, cost, action, suit, proceeding, assessed interest, penalty, damage (not including any reasonably foreseeable consequential damages, whether characterized as diminution in value, lost profits or otherwise), Tax or expense of any nature including reasonable outside legal and accounting and outside professional services expenses and costs, and amounts paid in investigation, defense or settlement of the foregoing (each, a “Loss,” and collectively, “Losses”) directly or indirectly resulting from, based upon, arising out of, attributable to, relating to or incurred by such Parent Indemnitees in connection with, or otherwise with respect to:
(a)   any Losses incurred by the Parent Indemnitees as a result of any breach of, or any inaccuracy contained in, any representation or warranty of the Company set forth in this Agreement, the Company Compliance Certificate, or the Escrow Agreement, provided, that any claim made under this Section 8.2(a) may only be made based on a breach of or inaccuracy in any such representation or warranty as modified by the Final Schedules;
(b)   subject to Section 6.3, any Losses actually incurred by the Parent Indemnitees as a direct result of any breach of any of the covenants of the Company set forth in this Agreement or the Escrow Agreement and required to be performed at or prior to the Closing;
(c)   any Third Party Expenses, Change of Control Payments or Closing Indebtedness unpaid as of the Effective Time and not set forth on the Closing Consideration Schedule;
(d)   any Closing Tax Liabilities to the extent not reflected in the calculations of the Consideration Adjustment Amount;
(e)   a Company Shareholder or former shareholder of the Company asserting any claim relating to the Pre-Closing Dividend;
(f)   any inaccuracies in the information in the Schedule of Escrow Participants required to be provided pursuant to Sections 2.5(b)(i), 2.5(b)(ii)(A) or 2.5(b)(ii)(B) hereof;
(g)   any Merger-Related Claims; and
(h)   any action or omission or alleged action or omission on the part of a director, officer or employee of any Acquired Company (regardless of whether such action or omission, or alleged action or omission, occurred prior to, on or after the date of this Agreement) that are not Merger-Related Claims (“Non-Merger D&O Claims”).

Section 8.3   Certain Limitations.   Notwithstanding any other provision of this Article 8:
(a)   Notwithstanding the fact that the Parent Indemnitees may have the right to assert claims for indemnification under or in respect of more than one provision of this Agreement in respect to any fact, event, condition or circumstance, the Parent Indemnitees shall not be entitled to recover the amount of any Losses more than once under this Agreement in respect of such fact, event, condition or circumstance, and the Parent Indemnitees shall not be entitled to indemnification for any item to the extent that the amount of the Losses incurred with respect to such item is included as a liability on the Closing Consideration Schedule and taken into account in the calculation of the Consideration Adjustment Amount, or Parent has otherwise been fully compensated on a dollar-for-dollar basis for such Losses pursuant to the adjustments set forth in Section 2.6.
(b)   Subject to the limitation set forth in Section 8.4(d), the aggregate liability of the Escrow Participants pursuant to Section 8.2(h) shall not exceed (i) $2,000,000 minus (ii) the aggregate policy limit under the D&O Tail Policy, but in no event less than zero ($0).
(c)   The representations, warranties and covenants of the Company, and the Parent Indemnitees’ right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of Parent or any of its officers, directors, employees, counsel or other representatives or by reason of the fact that Parent or any of its officers, directors, employees, counsel or other representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or that covenant was or might have been breached Parent or any of its officers, directors, employees, counsel or other representatives.
(d)   In no event shall any Escrow Participant be obligated to indemnify the Parent Indemnitees (i) under Section 8.2(a) other than with respect to a breach of a Fundamental Representation or a Tax Representation, in any amount in excess of such Escrow Participant’s Indemnification Pro-Rata Portion and from any source other than the Escrow Fund, and (ii) under (A) Section 8.2(a) with respect to a breach of any Fundamental Representations or Tax Representations, (B) under Section 8.2(b) – 8.2(g) or otherwise in connection with this Agreement and (C) for fraud or intentional misrepresentation by or on behalf of the Company, for any Escrow Participant, in any amount in excess of the Merger Consideration actually received by such Escrow Participant less the amount of Taxes actually paid by such Escrow Participant in respect of the Merger Consideration. Notwithstanding any provision of this Agreement, nothing in this Agreement shall limit the liability of a Company Shareholder for fraud or intentional misrepresentation by such Company Shareholder.
Section 8.4   Limitations on Liability.
(a)   No current or former shareholder, optionholder, director, officer, employee, Affiliate or advisor of the Company shall have any personal or individual liability of any nature to Parent, the Surviving Corporation or any Affiliate of Parent or the Surviving Corporation with respect to any inaccuracy in or breach of any representation or warranty set forth in, or any other breach of, this Agreement, except as specifically provided herein.
(b)   Without limiting the effect of any other limitation set forth in this Agreement and in this Article 8, other than Losses arising from a breach of a Fundamental Representation or a Tax Representation, the Parent Indemnitees shall not be entitled to indemnification due to an inaccuracy in the representations and warranties set forth in Article 3 (each such inaccuracy or breach, a “Breach”) until the aggregate amount of the Losses incurred by the Parent Indemnitees as a result of all Significant Breaches (excluding Losses that result from an inaccuracy of a Fundamental Representation or a Tax Representation) exceeds the Indemnification Basket, whereupon the Parent Indemnitees shall be entitled to receive all amounts for such Losses (including the amount of the Indemnification Basket). For purposes of this Section 8.4(b), a “Significant Breach” means an individual Breach in which the Losses incurred by the Parent Indemnitees resulting from such Breach (and determined in accordance with the first sentence of Section 8.4(e)) exceeds $5,000.
(c)   Parent acknowledges that, except as expressly provided in Article 3, as modified by the Disclosure Schedules and the Final Schedules, Parent is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied. The representations and warranties of the Company set forth in Article 3, as modified by the Disclosure Schedules and the Final Schedules, constitute the sole and exclusive representations and warranties to Parent in connection with the transactions contemplated by this Agreement, and Parent understands, acknowledges and agrees that all other representations and warranties of any kind or nature, express or implied (including any representations or warranties relating to the future or historical financial condition, results of operations, assets or liabilities of the Company or the quality, quantity or condition of the assets of the Company) are specifically disclaimed by the Company. Parent acknowledges and agrees that no current or former stockholder, director, officer, employee, Affiliate or advisor of the Company has made or is making any representations, warranties or commitments whatsoever regarding the subject matter of this Agreement, express or implied.
(d)   Nothing in this Article 8, including the limitations set forth in Section 8.3, Section 8.4 and Section 8.5, prevents Parent or Surviving Corporation from bringing a common law action for fraud or intentional misrepresentation against any Person whose own fraud or intentional misrepresentation has caused Parent or Surviving Corporation to incur Losses or limit the Losses recoverable by Parent or Surviving Corporation in such common law action, provided that neither Parent nor Surviving Corporation shall be entitled to recover Losses more than once for the same indemnifiable matter.
(e)   For purposes of this Article 8, with respect to each representation or warranty set forth in this Agreement, the calculation of any Losses upon the determination that a breach has occurred shall be determined without regard to any qualifications using the terms “in any material respect,” “in all material respects” or other qualifications based upon materiality, Company Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty. For purposes of this Article 8, any inaccuracy in or breach of any representation or warranty contained in the following provisions shall be determined without regard to any materiality, Company Material Adverse Effect or other similar qualification contained in or otherwise applicable to such representation or warranty: (i) Section 3.17(a) and (ii) Section 3.23.
Section 8.5   Defense of Third-Party Claims.   Promptly, and in no event more than five (5) Business Days, after Parent, the Surviving Corporation or any Affiliate of Parent or the Surviving Corporation receives notice or otherwise obtains knowledge of any actual or possible claim, demand, suit, action, arbitration, investigation, inquiry or proceeding that has been or may be brought, commenced or asserted by a third party against Parent, the Surviving Corporation or any of Parent’s other Affiliates and that may give rise to an Indemnification Claim by Parent under this Article 8 (any such actual or possible claim, demand, suit, action, arbitration, investigation, inquiry or proceeding by a third party being referred to as a “Third-Party Claim”), Parent shall deliver to the Shareholder Representative a written notice stating in reasonable detail the nature and basis of such Third-Party Claim and the dollar amount of such Third-Party Claim, to the extent known. Except for the failure to deliver the written notice of a Third-Party Claim prior to the applicable survival date, the failure to provide a notice of the Third-Party Claim will not affect any rights hereunder except to the extent the indemnitor is materially prejudiced thereby. The Shareholder Representative shall have the right, at its option, at any time to assume the defense of any such Third-Party Claim with its own counsel. If the Shareholder Representative elects to assume the defense of any such Third-Party Claim, then:
(a)   Parent shall be entitled to monitor (but not control) such defense (and Parent shall not admit, and shall ensure that the Surviving Corporation does not admit, any liability with respect to such Third-Party Claim), provided that notwithstanding anything to the contrary contained in this Agreement, Parent shall not be entitled to be indemnified (from the Escrow Fund or otherwise) for any costs or expenses incurred by Parent in connection with the defense of such Third-Party Claim following the Shareholder Representative’s election to assume the defense of such Third-Party Claim;
(b)   Parent shall make available to the Shareholder Representative all books, records and other documents and materials that are under the direct or indirect control of Parent or any of Parent’s Affiliates and that the Shareholder Representative considers necessary or desirable for the defense of such Third-Party Claim, shall execute such documents and take such other actions as the Shareholder Representative may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Third-Party Claim, and shall otherwise cooperate as reasonably requested by the Shareholder Representative in the defense of such Third-Party Claim; and

(c)   the Shareholder Representative shall not enter into any settlement agreement providing for the settlement of such Third-Party Claim without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned) if such settlement agreement imposes on Parent or any of its Affiliates any material obligation, other than an obligation to pay monetary damages in an amount less than the aggregate cash amount remaining in the Escrow Fund and available to pay such damages.
If the Shareholder Representative elects not to assume the defense of such Third-Party Claim, then Parent shall proceed diligently to defend such Third-Party Claim with the assistance of counsel reasonably satisfactory to the Shareholder Representative; provided, however, that neither Parent nor the Surviving Corporation shall settle, adjust or compromise such Third-Party Claim, or admit any liability with respect to such Third-Party Claim, without the prior written consent of the Shareholder Representative.
Section 8.6   Mitigation; Insurance.
(a)   Promptly after Parent or the Surviving Corporation becomes aware of any event or circumstance that could reasonably be expected to constitute any breach of any representation or warranty set forth in Article 3, Parent or Surviving Corporation will take commercially reasonable steps to mitigate and minimize any Losses that may result from such breach.
(b)   The amount of any Losses that are subject to indemnification out of the Escrow Fund or otherwise under this Article 8 shall be calculated net of the amount of  (i) any third-party insurance proceeds from any third party insurance paid to Parent or Surviving Corporation in connection with such Losses or any of the events or circumstances giving rise or otherwise related to such Losses and (ii) any federal, state or local Tax savings attributable to such Losses actually received by a Parent Indemnitee in the Tax year of the Loss or the two succeeding Tax years, in each case that were not previously deducted from the amounts paid to a Parent Indemnitee pursuant to the indemnification under this this Article 8. For the avoidance of doubt, Parent and any Acquired Company shall be required in mitigation of Losses under this Article 8 to pursue any claim under insurance policies owned by Parent, the Surviving Company or other Acquired Company, unless specifically waived by the Shareholder Representative in writing.
Section 8.7   Exclusivity.   Except in the case of  (i) fraud or intentional misrepresentation to the extent provided in Section 8.4(d), or (ii) in connection with a dispute under Section 2.6 which shall be decided by the Neutral Accounting Arbitrator, the right of Parent to receive indemnification payments pursuant to this Article 8 shall be the sole and exclusive right and remedy exercisable by Parent, the Surviving Corporation or any of Parent’s Affiliates with respect to any inaccuracy in, or breach of any representation or warranty or other agreement contained in this Agreement.
Section 8.8   Indemnification Claims; Escrow Arrangements.
(a)   No Parent Indemnitee shall be entitled to indemnification under this Article 8 unless he, she or it has duly delivered a written notice to the Shareholder Representative and the Escrow Agent (any such notice being referred to as a “Notice of Indemnification Claim,” and the claim for indemnification described in such Notice of Indemnification Claim being referred to as an “Indemnification Claim”), setting forth: (i) the specific representation and warranty of the Company alleged to have been inaccurate or specific covenant of the Company alleged to have been breached, or other specific circumstance entitling Parent to such indemnification; (ii) a reasonably detailed description of the facts and circumstances giving rise to the alleged inaccuracy in such representation and warranty, breach of such covenant or other specific circumstance entitling the applicable Parent Indemnitees to such indemnification; and (iii) the aggregate dollar amount of the Losses that have been incurred by the Parent Indemnitees as a direct result of the inaccuracy or breach or other circumstance referred to in such notice (the aggregate amount of such estimate being referred to as the “Claimed Amount”).

(b)   During the 60-day period commencing upon the receipt by the Shareholder Representative of a Notice of Indemnification Claim, the Shareholder Representative may deliver to Parent and the Escrow Agent a written response (the “Response Notice”) in which the Shareholder Representative: (i) agrees that the full Claimed Amount is owed to Parent; (ii) agrees that part (but not all) of the Claimed Amount is owed to Parent; or (iii) asserts that no part of the Claimed Amount is owed to Parent. Any part of the Claimed Amount that is not agreed by the Shareholder Representative to be owed to Parent shall be referred to as the “Contested Amount.”
(c)   If the Shareholder Representative delivers a Response Notice to Parent agreeing that all or any part of the Claimed Amount is owed to Parent, then, within three (3) days following the receipt of such Response Notice by Parent, Parent and the Shareholder Representative shall jointly execute and deliver to the Escrow Agent a written notice instructing the Escrow Agent to release such amount agreed to by the Shareholder Representative (or such lesser amount as may remain in the Escrow Fund) to Parent from the Escrow Fund. If the Shareholder Representative fails to deliver a Response Notice within 60 days after its receipt of a Notice of Indemnification Claim, the Escrow Agent shall release to Parent such portion of the Claimed Amount as Parent shall have certified in writing to the Escrow Agent as having been actually incurred by Parent prior to such date.
(d)   If the Shareholder Representative and Parent are unable to resolve any dispute relating to any Contested Amount during the 30-day period commencing upon the receipt of the Response Notice by Parent, then such dispute will be resolved in accordance with Section 9.5.
(e)   If the Aggregate Escrow Balance as of the Escrow Release Date exceeds the aggregate dollar amount, as of the Escrow Release Date, of the Contested Amounts associated with all Indemnification Claims that have not been finally resolved and paid prior to the Escrow Release Date in accordance with this Section 8.8 (each, an “Unresolved Escrow Claim,” and the aggregate dollar amount of such Contested Amounts as of the Escrow Release Date being referred to as the “Aggregate Pending Claim Amount”), then the Escrow Agent shall release Escrow Property from the Escrow Fund to the Escrow Participants (with the number of shares of Parent Common Stock and cash to be released to each Escrow Participant being determined in accordance with Section 8.8(g)) in an amount equal to the Aggregate Escrow Balance as of the Escrow Release Date minus the Aggregate Pending Claim Amount.
(f)   Following the Escrow Release Date, if an Unresolved Escrow Claim is finally resolved, Parent and the Shareholder Representative shall jointly execute and deliver to the Escrow Agent, within three (3) Business Days after the final resolution of such Unresolved Escrow Claim, a written notice instructing the Escrow Agent to release from the Escrow Fund to the Escrow Participants, Escrow Property in an amount equal to the excess, if any, by which the Aggregate Escrow Balance as of the date of resolution of such Unresolved Escrow Claim exceeds the then aggregate amount of the Contested Amounts associated with all other remaining Unresolved Escrow Claims.
(g)   In the event the Escrow Agent is required to release Escrow Property to the Escrow Participants pursuant to Section 8.8(e), Section 8.8(f) or otherwise, then the Escrow Agent will release shares of Parent Common Stock and cash to each Escrow Participant as follows:
(i)   a number of shares of Parent Common Stock equal to the product of  (A) the lesser of (x) the Aggregate Release Amount divided by the Deemed Per-Share Value and (y) the aggregate number of shares of Parent Common Stock then remaining in the Escrow Fund (such lesser amount, the “Aggregate Number of Released Parent Shares”), multiplied by (B) such Escrow Participant’s Escrow Participation Percentage; and
(ii)   an amount of cash equal to the product of  (A)(i) the Aggregate Release Amount minus (ii) the product of  (x) the Aggregate Number of Released Parent Shares multiplied by (y) the Deemed Per-Share Value, multiplied by (B) such Escrow Participant’s Escrow Participation Percentage.

For purposes of this Section 8.8(g), the “Aggregate Release Amount” shall be the aggregate amount (specified as a dollar value) that the Escrow Agent is then required to release.
(h)   The parties agree that any amounts released to Parent from the Escrow Fund pursuant to this Article 8 shall be treated as a reduction in the aggregate consideration paid in connection with the Merger for federal income Tax purposes.

Article 9
MISCELLANEOUS PROVISIONS
Section 9.1   Shareholder Representative.
(a)   By virtue of the approval of the Merger and this Agreement by the Escrow Participants and without any further action of any of the Escrow Participants or the Company, Fortis Advisors LLC, a Delaware limited liability company, is hereby appointed as the Shareholder Representative and as the true and lawful attorney-in-fact and exclusive agent under this Agreement and the Escrow Agreement. The rights of the Escrow Participants to receive disbursements from the Escrow Fund and Holdback Account shall be subject to the right of Fortis Advisors LLC (the “Shareholder Representative”) to take any and all actions and make any and all decisions required or permitted to be taken or made by the Shareholder Representative under this Agreement, the Escrow Agreement or the Shareholder Representative Engagement Agreement, including the exercise of the right to: (i) give and receive notices and communications under Section 2.6, Article 8 or the Escrow Agreement; (ii) authorize delivery to Parent of cash from the Escrow Fund pursuant to Section 2.6(f)(ii) or in satisfaction of claims for indemnification made by Parent under Article 8; (iii) object to, agree to, negotiate, bring matters before the Neutral Accounting Arbitrator, or enter into settlements and compromises with respect to, any adjustment to the Merger Consideration pursuant to Section 2.6; (iv) object to claims for indemnification made by Parent under Article 8; (v) agree to, negotiate, enter into settlements and compromises of and comply with court orders with respect to claims for indemnification made by Parent under Article 8; (vi) undertake any defense of Third-Party Claims; and (vii) take all actions necessary or appropriate in the good faith judgment of the Shareholder Representative for the accomplishment of the foregoing. Notwithstanding the foregoing, the Shareholder Representative shall have no obligation to act on behalf of the Escrow Participants, except as expressly provided herein, in the Escrow Agreement and in the Shareholder Representative Engagement Agreement, and for purposes of clarity, there are no obligations of the Shareholder Representative in any ancillary agreement, schedule, exhibit or the Disclosure Schedule. The identity of the Shareholder Representative may be changed, and a successor Shareholder Representative may be appointed, from time to time (including in the event of the resignation or the death, disability or other incapacity of the Shareholder Representative) by Escrow Participants whose aggregate Escrow Participation Percentages exceed sixty percent (60%), and any such successor shall succeed the Shareholder Representative as Shareholder Representative hereunder. The immunities and rights to indemnification shall survive the resignation or removal of the Shareholder Representative or any member of the Advisory Group and the Closing and/or any termination of this Agreement and the Escrow Agreement. No bond shall be required of the Shareholder Representative. From and after the Effective Time, a decision, act, consent or instruction of the Shareholder Representative taken under this Agreement, the Escrow Agreement or the Shareholder Representative Engagement Agreement shall be final, binding and conclusive upon each Escrow Participant and such Escrow Participant’s successors as if expressly confirmed and ratified in writing by such Escrow Participant, and all defenses which may be available to any Escrow Participant to contest, negate or disaffirm the action of the Shareholder Representative taken in good faith under this Agreement, the Escrow Agreement or the Shareholder Representative Engagement Agreement are waived.
(b)   At the Closing, Parent shall make a cash payment to the Shareholder Representative, by wire transfer of immediately available funds to an account designated by the Shareholder Representative prior to the Closing Date, in an amount equal to the Representative Reimbursement Amount. The Representative Reimbursement Amount shall be held by the Shareholder Representative for (i) reimbursement payable to the Shareholder Representative under this Section 9.1 or (ii) use as otherwise determined by the Advisory Group. The Shareholder Representative is not providing any investment supervision, recommendations or advice and shall have no responsibility or liability for any loss of principal of the Representative Reimbursement Amount other than as a result of its gross negligence or willful misconduct. The Shareholder Representative is not acting as a withholding agent or in any similar capacity in connection with the Representative Reimbursement Amount, and has no tax reporting or income distribution obligations. The Escrow Participants will not receive any interest on the Representative Reimbursement Amount and assign to the Shareholder Representative any such interest. Subject to Advisory Group approval, the Shareholder Representative may contribute funds to the Representative Reimbursement Amount from any consideration otherwise distributable to the Escrow Participants. Any portion of the Representative Reimbursement Amount that has not been utilized by the Shareholder Representative pursuant to the terms of this Agreement on or prior to the date specified by the Shareholder Representative on or after the Escrow Release Date, shall be paid by the Shareholder Representative to the Escrow Agent for distribution to the Escrow Participants pro rata in accordance with their respective Escrow Participation Percentages.
(c)   Certain Escrow Participants have entered into an engagement agreement (the “Shareholder Representative Engagement Agreement”) with the Shareholder Representative to provide direction to the Shareholder Representative in connection with its services under this Agreement, the Escrow Agreement and the Shareholder Representative Engagement Agreement (such Escrow Participants, including their individual representatives, collectively hereinafter referred to as the “Advisory Group”). Neither the Shareholder Representative nor its members, managers, directors, officers, contractors, agents and employees nor any member of the Advisory Group (collectively, the “Shareholder Representative Group”), shall be liable for any liability, loss, damage, penalty, fine, cost or expense incurred without gross negligence by the Shareholder Representative while acting in good faith and in the exercise of its good faith judgment and arising out of or in connection with the acceptance or administration of its duties or the exercise of its rights hereunder (it being understood that any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith). The Escrow Participants shall indemnify, defend and hold harmless the Shareholder Representative Group from and against any and all losses, claims, damages, liabilities, fees, costs, expenses (including fees, disbursements and costs of counsel and other skilled professionals and in connection with seeking recovery from insurers), judgments, fines or amounts paid in settlement incurred without gross negligence or willful misconduct on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of its duties hereunder, under the Escrow Agreement or under the Shareholder Representative Engagement Agreement. The Escrow Fund shall be available to indemnify and hold the Shareholder Representative harmless against any liability, loss, damage, penalty, fine, cost or expense incurred by the Shareholder Representative without gross negligence or bad faith on the part of the Shareholder Representative and arising out of or in connection with the acceptance or administration of its duties under this Agreement and the Escrow Agreement. The powers, immunities and rights to indemnification granted to the Shareholder Representative Group hereunder: (i) are coupled with an interest and shall be irrevocable and survive the death, incompetence, bankruptcy or liquidation of any Escrow Participant and shall be binding on any successor thereto, and (ii) shall survive the delivery of an assignment by any Escrow Participant of the whole or any fraction of his, her or its interest in the Escrow Fund and Holdback Account.
(d)   The Shareholder Representative shall be entitled to deduct and recover from any amounts payable to the Escrow Participants pursuant to this Agreement or the Escrow Agreement any costs and expenses reasonably incurred by the Shareholder Representative in connection with actions taken by the Shareholder Representative pursuant to the terms of this Agreement or the Escrow Agreement (including the hiring of legal counsel and the incurring of legal fees and costs), after the Representative Reimbursement Amount has been exhausted. The Escrow Participants acknowledge that the Shareholder Representative shall not be required to expend or risk its own funds or otherwise incur any financial liability in the exercise or performance of any of its powers, rights, duties or privileges or pursuant to this Agreement, the Escrow Agreement or the transactions contemplated hereby or thereby. Furthermore, the Shareholder Representative shall not be required to take any action unless the Shareholder Representative has been provided with funds, security or indemnities which, in its determination, are sufficient to protect the Shareholder Representative against the costs, expenses and liabilities which may be incurred by the Shareholder Representative in performing such actions.
(e)   From and after the Effective Time, Parent and the Surviving Corporation shall promptly afford to the Shareholder Representative reasonable access to the books, records (including accountants’ work papers) and employees of Parent and the Surviving Corporation to the extent reasonably determined by the Shareholder Representative to be necessary to permit it to investigate or determine any matter relating to (i) its rights or obligations or the rights or obligations of the Escrow Participants under this Agreement, or (ii) the rights or obligations (under any law or otherwise) of the

Escrow Participants with respect to any period ending on or before the date of this Agreement. Unless otherwise consented to in writing by the Shareholder Representative, neither Parent nor the Surviving Corporation shall, for a period of four years after the date of this Agreement, destroy, alter or otherwise dispose of any of the books and records of the Surviving Corporation relating in whole or in part to any period prior to the date of this Agreement without first offering to surrender to the Shareholder Representative such books and records or any portion thereof which Parent or the Surviving Corporation may intend to destroy, alter or otherwise dispose of.
(f)   Parent may rely and shall be protected in acting, or refraining from acting, upon any written notice, instruction or request furnished to it hereunder or under the Escrow Agreement and reasonably believed by Parent to be genuine and to have been signed or presented by the Shareholder Representative as if such written notice, instruction or request had been furnished to it by all the Escrow Participants.
(g)   Parent hereby consents to the retention by the Shareholder Representative of Lubin Olson & Niewiadomski LLP (“Lubin Olson”) as counsel following the Closing, notwithstanding that Lubin Olson has represented the Company in connection with the transactions contemplated by this Agreement, including the negotiation of this Agreement, and waives any right Parent or the Surviving Corporation may have to object to such representation.
(h)   The Shareholder Representative shall be entitled to: (i) rely upon the Schedule of Escrow Participants, (ii) rely upon any signature believed by it to be genuine, and (iii) reasonably assume that a signatory has proper authorization to sign on behalf of the applicable Escrow Participant or other party.
Section 9.2   Expenses.   Except as otherwise provided herein, each party shall pay all of its own fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred in connection with the negotiation of this Agreement and the other agreements contemplated by this Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.
Section 9.3   Waiver.
(a)   Except as expressly set forth in this Agreement, no failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
(b)   No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
Section 9.4   Entire Agreement; Counterparts; Exchanges by Facsimile.   This Agreement, the Escrow Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Agreement.
Section 9.5   Governing Law; Consent to Jurisdiction.   This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed in and to be performed entirely within such State, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California. Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its assets and properties, to the exclusive jurisdiction of any California state court, or federal court of the United States of America sitting within the Northern District of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment relating thereto, and each of the parties to this Agreement hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts; (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court; and (iii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties to this Agreement hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties to this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.
Section 9.6   Assignability; Third-Party Rights.
(a)   Subject to Section 9.6(b), this Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights or obligations of any party hereunder may be assigned or delegated by such party without the prior written consent of the other parties (provided further, however, that Parent may assign its rights under this Agreement to any Person acquiring all or substantially all of the assets or business of Parent and its subsidiaries), and any attempted assignment or delegation of this Agreement or any of such rights or obligations by any party without the other parties’ prior written consent shall be void and of no effect.
(b)   Except as set forth in the final sentence of this Section 9.6, nothing in this Agreement is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Notwithstanding anything to the contrary contained in this Agreement (but without limiting any of the rights of the Shareholder Representative under this Agreement): (i) the Persons who hold shares of Company Common Stock immediately prior to the Effective Time shall be third party beneficiaries of the provisions set forth in Article 2; (ii) the Indemnified Parties shall be third party beneficiaries of the provisions set forth in Section 5.10; and (iii) all current and former shareholders, directors, officers, employees, Affiliates and advisors of the Company shall be third party beneficiaries of the last sentence of Section 8.4(c).
Section 9.7   Notices.   All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent designated for overnight delivery by an internationally recognized overnight air courier (such as UPS or Federal Express), two (2) Business Days after dispatch from any location in the United States; (c) if sent by facsimile transmission before 5:00 p.m. on a Business Day, when transmitted and receipt is confirmed; (d) if sent by facsimile transmission on a day other than a Business Day or after 5:00 p.m. on a Business Day and receipt is confirmed, on the following Business Day; and (e) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party shall provide by like notice to the other parties to this Agreement, provided that notices to the Shareholder Representative shall be delivered solely by facsimile transmission or e-mail, with confirmation of receipt:
if to the Company:
JetFleet Holding Corp.
1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
Attention: Toni M. Perazzo

with a copy to:
Lubin Olson & Niewiadomski LLP
600 Montgomery Street, 14th Floor
San Francisco, CA 94111
Attention: Audrey I. Baker
Facsimile: (415) 981-4343
if to Parent, Merger Sub or the Surviving Corporation:
AeroCentury Corp.
1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
Attention: Christopher Tigno
With a copy to:
Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, CA 94304
Attention: Timothy J. Harris
Facsimile: (650) 494-0792
if to the Shareholder Representative:
Fortis Advisors LLC
Attention: Notice Department
Facsimile No.: (858) 408-1843
Email: notices@fortisrep.com
with a copy to:
Lubin Olson & Niewiadomski LLP
600 Montgomery Street, 14th Floor
San Francisco, CA 94111
Attention: Audrey I. Baker
Facsimile: (415) 981-4343
Section 9.8   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
Section 9.9   Construction.
(a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(b)   As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(c)   Except as otherwise indicated, all references in this Agreement to “Articles,” “Sections,” “Exhibits” and “Schedules” are intended to refer to Articles or Sections of this Agreement and Exhibits or Schedules to this Agreement.
(d)   The bold-faced headings set forth in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
Section 9.10   Specific Performance.   Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate. Further, each party agrees that in any action for specific performance brought to enforce a party’s obligations under this agreement, if specific performance or other equitable relief is granted, the party obtaining such remedy or relief shall be entitled to be reimbursed for its reasonable expenses incurred in connection with such action, including its attorney’s fees and expenses.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
AEROCENTURY CORP.
By:
Name:
Title:
FALCON LANDING, INC.
By:
Name:
Title:
JETFLEET HOLDING CORP.
By:
Name:
Title:
And with respect to Article 8 and Section 9.1 only:
FORTIS ADVISORS LLC,
as the Shareholder Representative
By:
Name:
Title:

Annex B

Confidential	October 26, 2017

Independent Members of the Board of Directors
AeroCentury Corp.
1440 Chapin Avenue
Suite 310
Burlingame, CA 94010
Ladies and Gentlemen:
AeroCentury Corp. (the “Company” or “ACY”) has engaged Duff  & Phelps, LLC (“Duff  & Phelps”) to serve as an independent financial advisor to the independent directors (the “Independent Directors”) of the board of directors of the Company (the “Company Board”) (solely in their capacity as members of the Company Board). The Independent Directors have requested that Duff  & Phelps provide an opinion (the “Opinion”) to the Company Board as to the fairness, from a financial point of view, to the Company, of the consideration to be paid by the Company for the acquisition of 100% of the common stock of JetFleet Holding Corp. (together with its subsidiaries, “JHC”) in the contemplated transaction described below (the “Proposed Transaction”).
Description of the Proposed Transaction
It is Duff  & Phelps’ understanding that the Proposed Transaction involves the acquisition of 100% JHC’s common stock by the Company pursuant to a merger in which a wholly-owned subsidiary of the Company (“Merger Sub”) will be merged with and into JHC, with JHC continuing as the surviving corporation (the “Merger”). In the Merger, all of the issued and outstanding shares of common stock of JHC (excluding any shares that are owned by JHC or any subsidiary thereof as treasury stock, that are held or owned by the Company or Merger Sub, and shares with respect to which dissenters’ rights remain available) will be converted into the right to receive $3,500,000 in cash (the “Cash Consideration”) and 129,286 newly issued shares of ACY common stock (the “Stock Consideration” and, together with the Cash Consideration, the “Consideration”). Pursuant to the terms of the Merger Agreement (as defined below), the Consideration is subject to various adjustments (the “Consideration Adjustments”).
It is Duff  & Phelps’ further understanding that immediately prior to the consummation of the Proposed Transaction, JHC will pay (i) a cash dividend to its shareholders in an amount expected to be equal to substantially all of JHC’s cash on hand less a mutually agreeable reserve to pay any pre-closing taxes and sufficient working capital for JHC to operate in the ordinary course and to satisfy its obligations, and (ii) a dividend to its shareholders of all 214,876 shares of ACY stock held by JHC.

AeroCentury Corp.

October 26, 2017
Scope of Analysis
In connection with this Opinion, Duff  & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff  & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff  & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:
1.
Reviewed the following documents:

a.
The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the years ended December 31, 2013 through 2016 and the Company’s unaudited interim financial statements for the six months ended June 30, 2017, included in the Company’s Form 10-Q filed with the SEC;

b.
Unaudited internally prepared financial information for the Company for the years ended December 31, 2013 through 2016 and the eight months ended August 31, 2017, which Company Management identified as being the most current financial statements available;

c.
Reviewed financial statements for JHC for the years ended December 31, 2013 through 2016 and unaudited internally prepared financial statements for the eight months ended August 31, 2017, which the combined management of JHC and ACY (“Company Management”) identified as being the most current financial statements available;

d.
Detailed financial projections for the Company prepared by Company Management for the fiscal years ending December 31, 2017 through 2022;

e.
Detailed financial projections for JHC prepared by Company Management for the fiscal years ending December 31, 2017 through 2022;

f.
The Second Amended and Restated Management Agreement dated as of August 17, 2015, by and among the Company and JetFleet Management Corp.;

g.
Documents related to the Proposed Transaction, including the draft Agreement and Plan of Merger dated as of October 22, 2017 (the “Merger Agreement”); and

h.
Other internal documents relating to the history, current operations, and probable future outlook of ACY and JHC provided to us by Company Management.

2.
Discussed the information referred to above and the background and other elements of the Proposed Transaction with Company Management;

3.
Reviewed the historical trading price and trading volume of the Company’s common stock, and the publicly traded securities of certain other companies that Duff  & Phelps deemed relevant;

4.
Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff  & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant; and

5.
Conducted such other analyses and considered such other factors as Duff  & Phelps deemed appropriate.

AeroCentury Corp.

October 26, 2017
Assumptions, Qualifications and Limiting Conditions
In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:
1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company Management, and did not independently verify such information;

2.
Relied upon the fact that the Independent Directors, the Company Board and the board of directors of JHC have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.
Assumed that any estimates, evaluations, forecasts and projections furnished to Duff  & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff  & Phelps expresses no opinion with respect to such projections or the underlying assumptions;

4.
Assumed that information supplied and representations made by Company Management are substantially accurate regarding the Company, JHC and the Proposed Transaction;

5.
Assumed that the representations and warranties made in the Merger Agreement are substantially accurate;

6.
Assumed that the final versions of all documents reviewed by Duff  & Phelps in draft form conform in all material respects to the drafts reviewed;

7.
Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company or JHC since the date of the most recent financial statements and other information made available to Duff  & Phelps, and that there is no information or facts that would make the information reviewed by Duff  & Phelps incomplete or misleading;

8.
Assumed that there will be no Consideration Adjustments;

9.
Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

10.
Assumed that all governmental, regulatory, third party or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or JHC.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff  & Phelps’ analysis and in connection with the preparation of this Opinion, Duff  & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.
Duff  & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff  & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff  & Phelps after the date hereof.

AeroCentury Corp.

October 26, 2017
Duff  & Phelps did not evaluate ACY or JHC’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Furthermore, Duff  & Phelps has not been requested to, and did not advise the Independent Directors, the Company Board or any other party with respect to alternatives to the Proposed Transaction.
Duff  & Phelps is not expressing any opinion as to the market price or value of the Company’s common stock or JHC’s common stock (or anything else) after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff  & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.
In rendering this Opinion, Duff  & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of JHC’s or the Company’s officers, directors, or employees, or any class of such persons, or with respect to the fairness of any such compensation. In addition, Duff  & Phelps is not expressing any opinion with respect to any Consideration Adjustments.
This Opinion is furnished solely for the use and benefit of the Independent Directors related to the Proposed Transaction; (iii) is not a recommendation as to how the Independent Directors, the Company Board or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration paid is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff  & Phelps to any party.
This Opinion is solely that of Duff  & Phelps, and Duff  & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff  & Phelps and the Company dated November 18, 2016 and the addendum to the Engagement Letter dated July 26, 2017 (together the “Engagement Letter”). This letter is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.
Disclosure of Prior Relationships
Duff  & Phelps has acted as financial advisor to the Independent Directors and will receive a fee for its services. No portion of Duff  & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff  & Phelps’ fee is payable upon Duff  & Phelps’ informing the Independent Directors that it is prepared to deliver its Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff  & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
Conclusion
Based upon and subject to the foregoing, including the limitations and assumptions set forth herein, Duff  & Phelps is of the opinion that, as of the date hereof, the Consideration to be paid by the Company for the common stock of JHC in the Proposed Transaction is fair, from a financial point of view, to the Company.
This Opinion has been approved by the Opinion Review Committee of Duff  & Phelps.
Respectfully submitted,
Duff  & Phelps, LLC

PROXYAeroCentury Corp. This Proxy is Solicited on Behalf of1440 Chapin Avenue, Suite 310, Burlingame, California 94010 the Board of Directors.The undersigned hereby appoints Toni M. Perazzo and Christopher B. Tigno, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of AeroCentury Corp. (the “Company”) held of record by the undersigned on ________________, 2018 or at any adjournment or postponement thereof  (the “Special Meeting”).1. PROPOSAL TO APPROVE the issuance of up to 129,286 shares of Common Stock of the Company in connection with the Company’s acquisition of JetFleet Holding Corp.FOR AGAINST ABSTAIN2. PROPOSAL TO PERMIT the Company to adjourn the Special Meeting, if necessary or advisable, for further solicitation of proxies if there are not sufficient votes at the originally scheduled date and time of the Special Meeting to approve the other proposal(s) to be submitted for a vote at the Special meeting.FOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1 AND 2PLEASE TURN OVER, DATE AND SIGN REVERSE SIDE

SIGNATURE(S) (below)Please sign exactly as your name appears on the attached label. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLYUSING THE ENCLOSED ENVELOPEChange of Address (if applicable):___________________________________________ Title (if any) _______________________ Date__________________________________________________________ Title (if any) _______________________ Date_______________(Second Signature, if held jointly)THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF YOU RETURN YOUR SIGNED PROXY CARD BUT DO NOT INDICATE YOUR VOTING PREFERENCES, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSALS SPECIFIED IN THIS PROXY STATEMENT.